As filed with the Securities and Exchange Commission May 14, 2004

Registration Nos. 333-71417

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

Pre-Effective Amendment No.	☒

Post-Effective Amendment No. 10	☐

MONY Variable Account L

(Exact name of trust)

MONY Life Insurance Company

(Name of depositor)

1740 Broadway

New York, New York 10019

212-708-2000

(Address of principal executive office)

Arthur D. Woods, Esq.

Vice President- Variable Products-

Broker-Dealer Operations Counsel

MONY Life Insurance Company

1740 Broadway

New York, New York 10019

(Name and address of agent for service)

It is proposed that this filing will become effective: (check appropriate box:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 14, 2004 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:    Flexible premium variable universal life insurance policies.

Prospectus

Dated May 14, 2004

Variable Universal Life Insurance Policy

MONY Life Insurance Company (the “Company”) issues a variable universal life insurance policy described in this Prospectus. We do not currently offer this policy for sale to new purchasers. Among the policy’s many terms are:

Allocation of Premiums and Cash Values:

•	You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

•	You can tell us to place them into a separate account. That separate account is called MONY Variable Account L.

•	If you do, you can also tell us to place your premium payments and fund values into any of the 35 different subaccounts of MONY Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value. The loss of value will result in the need to make additional premium payments.

•	You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

•	We will pay a death benefit if you die before you reach age 100 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy’s cash values increase.

Living Benefits:

•	You may ask for some or all of the policy’s cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy’s cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

•	The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency guarantees your investment in the policy.

These are only some of the terms of the policy.

Please read the prospectus carefully for more complete details of the policy.

An investment policy is not a bank deposit. Neither the U.S. government nor any governmental agency guarantees your investment in the policy.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products, Janus Aspen Series, Lord Abbett Series Fund, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. You should read these prospectuses carefully and keep them for future reference.

MONY Variable Account L

MONY Life Insurance Company

1740 Broadway, New York, New York 10019

1-800-487-6669

i

ii

SUMMARY OF THE POLICY

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

Important Policy Terms

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

Outstanding Debt — The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Loan Account — An account to which amounts are transferred from the subaccounts of MONY Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company’s General Account.

Fund Value — The sum of the amounts under the policy held in each subaccount of MONY Variable Account L, the Guaranteed Interest Account, and the Loan Account.

Cash Value — The Fund Value of the policy less any surrender charge and any Outstanding Debt.

Minimum Monthly Premium — The amount the Company determines is necessary to keep the policy in effect for the first three policy years. In certain cases, this also applies to the first three policy years following an increase in the Specified Amount.

Guaranteed Interest Account — This account is part of the general account of MONY Life Insurance Company (the “Company”). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see “The Guaranteed Interest Account”.)

Specified Amount — The minimum death benefit for as long as the policy remains in effect.

Business Day — Each day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. Eastern time.

Purpose of the Policy

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy’s Fund Value and its death benefit to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

Policy Premium Payments and Values

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

The value of the net premium payments you allocate to MONY Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy’s Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fifteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Surrender Charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy’s Cash Value and are described in further detail below.

The policy remains in effect until the earliest of:

•	A Grace Period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

•	Age 100.

•	Death of the insured.

•	Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid during those first three policy years will keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first three policy years, you must pay the Minimum Monthly Premium for three more years after the increase.

Charges and Deductions

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below.

Deductions from Premiums

Sales Charge — Varies based on Specified Amount plus Term Life Term Rider amount in effect. It is a % of Premium paid.	Specified Amounts less than $500,000 — 4% Specified Amounts of $500,000 or more — 3%

Tax Charge	State and local — 0.8% Federal — 1.5%

Daily Deduction from MONY Variable Account L

Mortality & Expense Risk Charge — Maximum Annual Rate	0.65% of subaccount value (0.001781% daily)

Deductions from Fund Value

Cost of Insurance Charge	Current cost of insurance rate x net amount at risk at the beginning of the policy month

Administrative Charge — monthly	$5.00

Monthly per $1,000 Specified Amount Charge Based on issue age, gender and smoking Status.	See Appendix B. This charge applies for the first 15 policy years (or for 15 years from the date of any increase in Specified Amount)

Optional Insurance Benefits Charge Monthly Deduction for any other Optional Insurance Benefits added by rider.	As applicable.

Transaction and Other Charges - Partial Surrender Fee - Transfer of Fund Value (at Company’s Option)	$10 $25 maximum per transfer over 12(1)

Surrender Charge Grades from 80% to 0 over 15 years based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.	See discussion of Surrender Charge for grading schedule.

Policy Illustration Fee	Up to $25

(1)	Currently no charge on any transfers.

MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. Each portfolio also incurs expenses in its operation. These fees and expenses are also shown in the table below.

Fees and Expenses of the Funds

The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. Fees and expenses of the Funds are described in more detail in the Funds’ prospectuses.

Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

Annual Expenses for the Year Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses
The Alger American Fund

Alger American MidCap Growth Portfolio	0.80%	N/A	0.13%	0.93%

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	0.75%	N/A	0.09%	0.84%

Dreyfus Stock Index Fund, Inc. — Initial Shares	0.25%	N/A	0.03%	0.28%

Enterprise Accumulation Trust

Capital Appreciation Portfolio(1)	0.75%	0.30%	0.10%	1.15%
Equity Portfolio(1)	0.80%	0.30%	0.08%	1.18%
Equity Income Portfolio(1)	0.75%	0.30%	0.11%	1.16%
Growth Portfolio(1)	0.75%	0.30%	0.08%	1.13%
Growth and Income Portfolio(1)	0.75%	0.30%	0.08%	1.13%

High Yield Bond Portfolio(1)	0.60%	0.15%	0.09%	0.84%
International Growth Portfolio(1)	0.85%	0.30%	0.13%	1.28%
Managed Portfolio(1)	0.78%	0.30%	0.07%	1.15%
Multi-Cap Growth Portfolio(1)	1.00%	0.30%	0.10%	1.40%
Small Company Growth Portfolio(1)	1.00%	0.30%	0.09%	1.39%
Small Company Value Portfolio(1)	0.80%	0.30%	0.08%	1.18%

Total Return Portfolio	0.55%	0.15%	0.17%	0.87%

Fidelity Variable Insurance Products (VIP) — Service Class

Growth Portfolio(1)	0.58%	0.10%	0.09%	0.77%

ContraFund® Portfolio(1)	0.58%	0.10%	0.14%	0.82%

Growth Opportunities Portfolio(1)	0.58%	0.10%	0.09%	0.77%

Janus Aspen Series — Institutional Shares

Balanced Portfolio	0.65%	N/A	0.02%	0.67%

Capital Appreciation Portfolio	0.65%	N/A	0.03%	0.68%

Mid Cap Growth Portfolio	0.65%	N/A	0.02%	0.67%

Worldwide Growth Portfolio	0.65%	N/A	0.06%	0.71%

Lord Abbett Series Fund — Class VC

Growth and Income Portfolio	0.50%	N/A	0.35%	0.85%

Mid-Cap Value Portfolio	0.75%	N/A	0.33%	1.08%

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	0.50%	N/A	0.16%	0.66%

Long Term Bond Portfolio	0.50%	N/A	0.16%	0.66%

Government Securities Portfolio	0.50%	N/A	0.16%	0.66%

Money Market Portfolio	0.40%	N/A	0.12%	0.52%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses

PIMCO Variable Insurance Trust — Administrative Class

Global Bond Portfolio(1)	0.25%	0.15%	0.52%	0.92%

Real Return Portfolio(1)	0.25%	0.15%	0.26%	0.66%

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio	0.80%	N/A	0.31%	1.11%

(1)	Pursuant to distribution plans adopted by certain Funds, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder services to those portfolios.

The Death Benefit

The minimum initial Specified Amount is $50,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

Option 1 — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death, or

(b)  Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value on the date of death.

Option 2 — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death, plus the Fund Value on the date of death, or

(b)  The Fund Value on the date of death multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

If you choose Option 2, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See “Death Benefits Under the Policy”.

Premium Features

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments and your policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under “Federal Income Tax Considerations”.

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See “Grace Period and Lapse”. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY Variable Account L

MONY Variable Account L is a separate investment account whose assets are owned by the Company. See “MONY Variable Account L”.

Allocation Options

You may allocate premium payments and Fund Values among the various subaccounts of MONY Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products, Janus Aspen Series, Lord Abbett Series Fund, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. (the “Funds”). The subaccounts available to you and the investment objectives of each available subaccount are described in detail.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company’s Syracuse Operations Center. See “Transfer of Fund Value”.

Policy Loans

You may borrow up to 90% of your policy’s Cash Value from the Company. Your policy will be the only security required for a loan. See “Policy Loans”.

The amount of Outstanding Debt is subtracted from your death benefit. Your Outstanding Debt is repaid from the proceeds of a full surrender. See “Full Surrender”. Outstanding Debt may also affect the continuation of the policy. See “Grace Period and Lapse”. The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy’s Cash Value and will become part of the Outstanding Debt.

Full Surrender

You can surrender the policy during the insured’s lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus (c) any Outstanding Debt. See “Full Surrender”.

Partial Surrender

You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request and return it to you. A partial surrender may decrease the Specified Amount or will decrease the death benefit. See “Partial Surrender”.

Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

Right to Return Policy Period

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy the later of: (a) 10 days (or longer in some states) after you receive it; (b) 45 days after the date you sign the application for the policy or (c) 10 days after we mail or deliver a notice of withdrawal right. During the Right to Return Policy Period, net premiums will be kept in the general account of the Company and will earn interest at an annual rate of 4.5%. See “Right to Examine a Policy — Right to Return Policy Period”.

Grace Period and Lapse

Your policy will remain in effect as long as:

(1)  it has a Cash Value greater than zero; or

(2)  during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

If you increase the Specified Amount during the first three policy years, the minimum premium requirement will be increased and the time period will be extended for an additional three policy years from the date of the increase.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the “Grace Period”).

You must understand that after the first three policy years, the policy can lapse even if the scheduled premium payments are made.

Tax Treatment of Increases in Fund Value

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under “Federal Income Tax Considerations”.

Tax Treatment of Death Benefit

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See “Federal Income Tax Considerations”.

Riders

Additional optional insurance benefits may be added to the policy by an addendum called a rider. A charge is deducted monthly from Fund Value for each optional benefit added to your policy. There are six riders available with this policy:

•	Spouse’s Term Rider

•	Children’s Term Insurance Rider

•	Accidental Death and Dismemberment Rider

•	Purchase Option Rider

•	Term Life Term Insurance Rider

•	Waiver of Monthly Deductions Rider

Contacting the Company

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company’s Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

Replacement of Existing Coverage

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

DETAILED INFORMATION ABOUT THE COMPANY

AND MONY VARIABLE ACCOUNT L

MONY Life Insurance Company

MONY Life Insurance Company issues the policy. In this prospectus MONY Life Insurance Company is called the “Company.” The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico. The Company is obligated to pay all amounts promised under the Contract.

The principal office of the Company is located at 1740 Broadway, New York, New York 10019. The Company was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the policies or on MONY Variable Account L.

On September 26, 2001, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

On September 17, 2003, MONY Group, Inc. (“MONY Group”), the ultimate parent of the Company, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the

“AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On September 17, 2003, MONY Group, Inc. (“MONY Group”), the ultimate parent of the Company, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

The Company intends to administer the policies itself. The Company is obligated to pay all amounts promised under the policies.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the policies.

MONY Variable Account L

MONY Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY Variable Account L. The assets in MONY Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY Variable Account L. The Company is required to keep assets in MONY Variable Account L that equal the total market value of the policy liabilities funded by MONY Variable Account L. Realized or unrealized income gains or losses of MONY Variable Account L are credited or charged against MONY Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY Variable Account L. MONY Variable Account L assets are not chargeable with liabilities of the Company’s other businesses.

Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company’s general account. The Company’s general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY Variable Account L was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account L is registered with the SEC as a unit investment trust.

THE FUNDS

MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

The Funds (except for the Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios) are diversified, open-end management investment companies. The Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios are non-diversified, open-end management investment companies. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Fund.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.

During extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The following table lists the subaccounts of MONY America Variable Account L that are available to you under the policy, their respective types, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

THE ALGER AMERICAN FUND

Alger American MidCap Growth Portfolio	Mid-Cap Growth	Fred Alger Management, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Dreyfus Socially Responsible Growth Subaccount—Initial Shares	Large Growth	The Dreyfus Corporation

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

DREYFUS STOCK INDEX FUND, INC.

Dreyfus Stock Index Subaccount—Initial Shares	Large Blend	The Dreyfus Corporation (the index manager is Mellon Equity Associates)

ENTERPRISE ACCUMULATION TRUST

Enterprise Capital Appreciation Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Marsico Capital Management, LLC)

Enterprise Equity Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by TCW Investment Management Company)

Enterprise Equity Income Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Boston Advisers, Inc.)

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Growth and Income Subaccount	Large Blend	Enterprise Capital Management, Inc. (subadvised by UBS Global Asset Management (Americas) Inc.)

Enterprise High-Yield Bond Subaccount	High-Yield Bond	Enterprise Capital Management, Inc. (subadvised by Caywood-Scholl Capital Management)

Enterprise International Growth Subaccount	Foreign Large Blend	Enterprise Capital Management, Inc. (subadvised by SSgA Funds Management, Inc.)

Enterprise Managed Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management Company, LLP)

Enterprise Multi-Cap Growth Subaccount	Mid-Cap Growth	Enterprise Capital Management, Inc. (subadvised by Fred Alger Management Inc.)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management, Inc. (subadvised by William D. Witter)

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadvised by Gabelli Asset Management Company)

Enterprise Total Return Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by Pacific Investment Management Company, LLC)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

FIDELITY VARIABLE INSURANCE PRODUCTS (VIP)—Service Class

Fidelity VIP Growth Subaccount	Large Growth	Fidelity Management & Research Company (subadvised by FMR Co., Inc.)

Fidelity VIP ContraFund® Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

Fidelity VIP Growth Opportunities Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

JANUS ASPEN SERIES—INSTITUTIONAL SHARES

Janus Aspen Series Balanced Subaccount	Conservative Allocation	Janus Capital Management LLC

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Janus Aspen Series Worldwide Growth Subaccount	World Stock	Janus Capital Management LLC

Janus Aspen Series Mid Cap Growth Subaccount	Mid-Cap Growth	Janus Capital Management LLC

LORD ABBETT SERIES FUND—CLASS VC

Lord Abbett Growth and Income Subaccount	Large Value	Lord, Abbett & Co., LLC

Lord Abbett Mid-Cap Value Subaccount	Mid-Cap Value	Lord, Abbett & Co., LLC

MONY SERIES FUND, INC.

MONY Intermediate Term Bond Subaccount	Intermediate-Term Bond	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

MONY Government Securities Subaccount	Short-Government	MONY Life Insurance Company of America

MONY Money Market Subaccount	Money Market	MONY Life Insurance Company of America

PIMCO VARIABLE INSURANCE TRUST—ADMINISTRATIVE CLASS

PIMCO Global Bond Subaccount (Unhedged)	World Bond	Pacific Investment Management Company, LLC

PIMCO Real Return Subaccount	Intermediate-Term Bond	Pacific Investment Management Company, LLC

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Van Kampen UIF U.S. Real Estate Subaccount	Specialty—Real Estate	Morgan Stanley Investment Management, Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to the Universal Institutional Funds, Inc.

Each Owner should periodically review their allocation of purchase payments and Fund Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds’ various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds’ portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus. Copies of the Fund prospectuses can be obtained by calling your agent or our Operations Center.

Purchase of Portfolio Shares by MONY Variable Account L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

The investment adviser of a Fund (or its affiliate) may pay compensation to the Company, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the policies and other variable annuity or life insurance policies that the Company issues. These percentages differ, and some advisers (or affiliates) may pay more than others. The percentages vary from 0 to 25 basis points. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the policies, will receive 12b-1 fees deducted from portfolio assets of certain Funds for providing distribution and shareholder support services to the portfolios.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called “shared funding.” Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called “mixed funding.” Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds’ prospectuses include information on the risks of each portfolio’s investments and investment techniques.

The Funds’ Prospectuses Accompany This Prospectus And Should Be

Read Carefully Before Investing

DETAILED INFORMATION ABOUT THE POLICY

The Fund Value in MONY Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

Application for a Policy

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation (“MSC”). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the life of an insured for ages up to and including 85 with evidence of insurability that satisfies the Company. If a qualified plan will own the policy, the insured cannot be more than 70 years old. The age of the insured is the age on his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $50,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company (“Policy Release Date”), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

Temporary Insurance Coverage

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company’s licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See “Premium Flexibility”.

Coverage under the Temporary Insurance Agreement ends on the earliest of:

•	the Policy Release Date, if the policy is issued as applied for;

•	the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for,

•	no later than 90 days from the date the Temporary Insurance Agreement is signed;

•	the 45th day after the form is signed if you have not finished the last required medical exam;

•	5 days after the Company sends notice to you that it declines to issue any policy; and

•	the date you tell the Company that the policy will be refused:

If the insured dies during the period of temporary coverage, the death benefit will be:

(1)  the insurance coverage applied for (including any optional riders) up to $500,000, less

(2)  the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company’s general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company’s general account. The interest rate will be set by the Company, but will not be less than 4.5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1)  the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2)  the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused; or

(3)  the date the Company sends notice to you declining to issue any policy.

Initial Premium Payment

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payments specified in your policy must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company’s general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See “Right to Examine a Policy — Right to Return Policy Period”.)

Policy Date

The Company may approve the backdating of a policy. The policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured’s issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

Risk Classification

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

Right to Examine a Policy — Right to Return Policy Period

The Right to Return Policy Period runs for 10 days after you receive the policy. During this period, you may cancel the policy and receive a refund of full amount of the premium paid. Your premiums will be allocated to our general account until the Right to Return Policy Period ends.

Premiums

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

Premium Flexibility

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

1)  the policy’s Specified Amount,

2)  any riders added to the policy, and

3)  the insured’s

a)  age,

b)  smoking status,

c)  gender (unless unisex cost of insurance rates apply, see “Cost of Insurance”), and

d)  underwriting class.

The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in “Summary of the Policy” are met. See also “Grace Period and Lapse.”

Scheduled Premium Payments

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

You must specify the subaccounts and/or Guaranteed Interest Account and the percentage of scheduled premium payments to be allocated to those subaccounts and/or Guaranteed Interest Account. If we do not receive a valid set of allocation instructions from you, scheduled premiums will be allocated to the Money Market Subaccount.

You may elect to make monthly premium payments by electronic funds transfer. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See “Grace Period and Lapse”.)

Modified Endowment Contracts

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See “Federal Income Tax Considerations — Modified Endowment Contracts”.

Unscheduled Premium Payments

Generally, you may make premium payments at any time by sending them through U.S. mail to our Operations Center and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy’s death benefit exceeds the Specified Amount for the policy. The policy’s death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See “Death Benefits Under the Policy” and “Federal Income Tax Considerations — Definition of Life Insurance”. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Premium Payments Affect the Continuation of the Policy

If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See “Grace Period and Lapse.”

Your policy is guaranteed to remain in effect as long as:

(a)  the Cash Value is greater than zero; or

(b)  during the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years, the increased Minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years.

Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

(1)  the investment experience of any amounts in the subaccounts of MONY Variable Account L,

(2)  the interest earned in the Guaranteed Interest Account, and

(3)  the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See “Grace Period and Lapse”.

Allocation of Net Premiums

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company’s home office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 1 MONY Plaza, Syracuse, New York, 13221. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See “Telephone Transfer Privileges”. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the day we receive the notification.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

Death Benefits under the Policy

When your policy is issued, the initial amount of insurance (“Specified Amount”) is shown on the specification page of your policy. The minimum Specified Amount is $50,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)  The policy’s death benefit, plus

(2)  Any insurance proceeds provided by rider, less

(3)  Any Outstanding Debt, (and, if in the Grace Period, less any overdue charges), less

(4)  If the death of the insured occurs during any period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including the deduction for the month of death.

You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

Option 1 — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death, or

(b)  Fund Value on the date of death multiplied by a death benefit percentage.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See “Federal Income Tax Considerations — Definition of Life Insurance”. The death benefit percentage is 250% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Option 2 — The death benefit equals the greater of:

(a)  The Specified Amount in force on the date of death, plus the Fund Value on the date of death, or

(b)  The Fund Value on the date of death multiplied by a death benefit percentage.

The death benefit percentage is the same as that used for Option 1 and is stated in Appendix A. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

	Policy 1	Policy 2	Policy 3

Specified Amount	$100,000	$100,000	$100,000

Fund Value on Date of Death	$35,000	$60,000	$85,000

Death Benefit Percentage	250%	250%	250%

Death Benefit under Option 1	$100,000	$150,000	$212,500

Death Benefit under Option 2	$135,000	$160,000	$212,500

Option 1, Policy 1:	The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 250% = $87,500).

Option 1, Policies 2 & 3:	The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 x 250% = $150,000 for Policy 2; $85,000 x 250% = $212,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option 2, Policy 1:	The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 250% = $87,500).

Option 2, Policy 2:	The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 × 250% = $150,000).

Option 2, Policy 3:	The death benefit is the Fund Value multiplied by the death benefit percentage ($85,000 × 250% = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

Changes in Death Benefit Option

You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company’s administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option 1 to Option 2 your policy’s Specified Amount is reduced by the amount of the policy’s Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy’s Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See “Cost of Insurance”. If the policy’s death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured’s age. Changing the death benefit may have tax consequences.

Changes in Specified Amount

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the insured’s age 85. Increasing the Specified Amount will generally increase the policy’s death benefit. Decreasing the Specified Amount will generally decrease the policy’s death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company’s administrative office. It will become effective on the monthly anniversary day on or next following the Company’s acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.

When you request an increase in Specified Amount, a new “coverage segment” is created for which cost of insurance and other charges are computed separately. See “Charges and Deductions”. In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

No increases in Specified Amount are permitted if monthly deductions are being waived under the terms of the Monthly Deduction Rider.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1)  To reduce the coverage segments of Specified Amount associated with the most recent increases, then

(2)  To the next most recent increases successively, and last

(3)  To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. Any decrease in the Term Life Term Insurance Rider will be applied to reduce the coverage segments of the Rider in the order of the most recent increases successively and finally to the original Rider.

The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1)  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

(2)  To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision.

Other Optional Insurance Benefits

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See “Charges and Deductions”. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy’s status as a modified endowment contract. See “Federal Income Tax Considerations — Modified Endowment Contracts”. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

Spouse’s Term Rider

This rider provides for term insurance benefits on the life of the insured’s spouse, to the spouse’s age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the spouse’s age 65 or 5 years from the issue of the rider, if later.

Children’s Term Insurance Rider

This rider provides term insurance coverage on the lives of the children of the insured under age 18. The coverage continues to the policy anniversary after the child’s 22nd birthday. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability, if the rider is applied for and issued at the same time as the policy is applied for and issued. If applied for after the policy is issued, different requirements may be imposed. Coverage is limited to the lesser of  1/5th of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company, for up to five times the rider coverage amount.

Purchase Option Rider

This Rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured’s age is 25, 28, 31, 34, 37, 40, 43, 46 and 49. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

•	Marriage of the insured.

•	Birth of a child of the insured.

•	Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

Waiver of Monthly Deduction Rider

This rider provides for the waiver of certain charges while the insured has a covered disability and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. The cumulative Minimum Monthly Premium requirement does not change during the covered disability. It remains fixed at the level at the beginning of the disability.

If charges are being waived under this rider, the Death Benefit Option will automatically change to Death Benefit Option 2, as provided under the terms and conditions of the rider.

Term Life Term Insurance Rider

This rider provides additional death benefits on the life of the insured until the insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level premium, level face amount permanent policy of insurance offered by the Company. The conversion must occur prior to the insured’s age 65 or 5 years from the issue of the rider, whichever is later.

Benefits at Maturity

The maturity date for this policy is the policy anniversary on which the insured is age 100. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Cash Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See “Payments”. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

Policy Values

Fund Value

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company’s Loan Account, and any interest, to secure Outstanding Debt.

On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See “Determination of Fund Value”. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

Cash Value

The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy’s Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

Determination of Fund Value

Although the death benefit under a policy can never be less than the policy’s Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

•	Payment of premiums.

•	Amount held in the Loan Account to secure any Outstanding Debt.

•	Partial surrenders.

•	The charges assessed in connection with the policy.

•	Investment experience of the subaccounts.

•	Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

•	The investment income.

•	Realized and unrealized capital gains and losses.

•	Expenses of a portfolio including the investment adviser fees.

•	Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See “Calculating Unit Values for Each Subaccount”.) On any day, the amount in a subaccount of MONY Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

•	Make partial surrenders.

•	Make full surrenders.

•	Transfer amounts from a subaccount (including transfers to the Loan Account).

•	Pay the death benefit when the insured dies.

•	Pay monthly deductions from the policy’s Fund Value.

•	Pay policy transaction charges.

•	Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company’s Operations Center. If the premium or request reaches the administrative office on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

Calculating Fund Value

The Fund Value of your policy on the policy date is:

(a)  the net premiums received by us on or before the policy date; less

(b)  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Business Days. On any Business Day, we determine the Fund Value of a policy as follows:

(a)  determine the policy’s Fund Value in each subaccount (see below) on that Business Day;

(b)  total the Fund Value in each subaccount on that Business Day;

(c)  add the Fund Value in the Guaranteed Interest Account on that Business Day; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Business Day, decreased by any allocations against the Guaranteed Interest Account before that Business Day;

(d)  add any amounts in the Loan Account on that Business Day;

(e)  add interest credited on that Business Day on the amounts in the Loan Account since the last monthly anniversary day;

(f)  add any net premiums received on that Business Day;

(g)  deduct any transfer charges on that Business Day;

(h)  deduct any partial surrender, and its fee, made on that Business Day; and

(i)  deduct any monthly deduction to be made on that Business Day.

Calculating Unit Values for Each Subaccount

The Company calculates the unit value of a subaccount on any Business Day as follows:

(1)  Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)  Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See “Daily Deductions From the Variable Account L — Mortality and Expense Risk Charge”. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

The unit value of each subaccount on its first Business Day was set at $10.00.

Determining Fund Value

Transfer of Fund Value

You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company’s Operations Center. Transfers are effective on the Business Day we receive the transfer request. Transfers may be made by telephone if you have proper authorization. See “Telephone Transfer Privileges”. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the Grace Period and a payment required to avoid lapse is not paid. See “Grace Period and Lapse”. No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers over 12 during any policy year, and to discontinue telephone transfers.

We did not design the policy’s transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more policy owners. In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. We will mail notification to you within one Business Day if we do not process a transfer request. You should read the Funds’ prospectuses for more details.

After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in “The Guaranteed Interest Account”.

Right to Exchange Policy

During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY

Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See “The Guaranteed Interest Account”. No charge is imposed on the transfer when you exercise the exchange privilege.

Option to Obtain Paid-Up Insurance

You may change to guaranteed paid-up insurance on a policy anniversary. At that time, the Specified Amount will be reduced to an amount that the Cash Value will maintain in effect until the maturity date when applied as a net single premium. However, the maximum amount of Cash Value applied will not be greater than necessary to provide an amount at risk equal to the amount at risk immediately before this option becomes effective. Any Cash Value in excess of the amount applied will be refunded to you.

The net single premium rates will be based on: (a) the 1980 CSO mortality tables at the Insured’s gender and attained age and class of risk on the later of the policy date and the most recent increase in coverage under the policy; and (b) 4.5% interest. On and after the effective date, the Cash Value of the paid-up coverage will equal the present value of future guaranteed benefits based on the net single premium rates described above without regard to any loans.

In order to obtain paid-up insurance, the Company must receive a written request 30 days prior to the policy anniversary date on which it becomes effective. The endorsement issued to reflect the change to paid-up insurance will show the reduced Specified Amount and the guaranteed Cash Value on the effective date and each policy anniversary thereafter.

Once the paid-up insurance option is effective the following conditions apply:

(1)  It may not be revoked.

(2)  The Company will not accept any further premium.

(3)  No further optional policy changes may be made.

(4)  The policy is no longer subject to the Administrative charge and the per $1,000 Specified Amount charge.

(5)  Any surrender charge, loan balance and loan interest which existed immediately before the effective date will be set to zero.

(6)  Any partial surrender will result in a recalculation of the Specified Amount and Cash Value.

(7)  Any additional benefits provided by rider will terminate.

(8)  The death benefit will equal the reduced Specified Amount.

Policy Loans

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company’s Operations Center. The loan will take effect on the Business Day we receive the loan request. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest accrues from day to day and is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding

Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by us.

The Loan Account is part of the Company’s general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether at the time the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan (“capitalized”). If the loan is from the subaccounts and loan interest is paid in cash, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is paid in cash, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy’s Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the Grace Period. Moreover, the policy may enter the Grace Period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy in effect. See “Grace Period and Lapse”.

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see “Federal Income Tax Considerations”.

Full Surrender

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy’s Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

You may surrender your policy by sending a written request together with the policy to the Company’s Operations Center. The proceeds will be determined as of the end of the Business Day during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See “Payment Plan Settlement Provisions”. For information on the tax effects of surrender of a policy, see “Federal Income Tax Considerations”.

If you surrender your policy within 30 days of a policy anniversary, the following will apply. The portion of the Cash Value of the policy in the Guaranteed Interest Account on the date of surrender will not be less than the Cash Value in the Guaranteed Interest Account on that policy anniversary. The Cash Value on that policy anniversary will be adjusted for any partial surrender and its fee, any transfer to or from the Guaranteed Interest Account and applicable transfer charge, and any policy loan.

Partial Surrender

With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on the business day that we receive your request at our Operations Center. There is currently no limit on the number of partial surrenders allowed in a policy year.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy’s Cash Value must be at least $500 after the partial surrender, and the Specified Amount in force must be at least $100,000 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You may make a partial surrender by submitting a proper written request to the Company’s administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See “Death Benefits under the Policy”.

There is a fee for each partial surrender of $10. The partial surrender fee will be allocated on a prorata basis based on the allocation percentages you specify for the partial surrender.

For information on the tax treatment of partial surrenders, see “Federal Income Tax Considerations”.

Grace Period and Lapse

Your policy will remain in effect as long as:

(1)  it has a Cash Value greater than zero, and

(2)  you have purchased the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the rider, and

(3)  you make any required additional premium payments during the 61-day Grace Period.

Special Rule for First Three Policy Years

During the first three policy years (or the first three policy years following an increase in Specified Amount during that period), your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

•	Your policy’s Cash Value is greater than zero, or

•	The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to

•	The Minimum Monthly Premium times the number of months your policy has been in effect (or number of months from the most recent increase in Specified Amount).

Your policy may be at risk of lapse if:

•	The insufficiency occurs at any other time, or

•	The Minimum Monthly Premium test has not been met during the first three policy years (as described above).

To avoid lapse if the Cash Value is insufficient to pay the current Monthly Deduction, you must pay the necessary amount during the Grace Period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the Grace Period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy’s Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a Grace Period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay:

(1)  The Minimum Monthly Premium not paid, plus

(2)  One succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), the payment required is:

(1)  The monthly deduction not paid, plus

(2)  Two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See “Charges and Deductions — Deductions from Premiums”). The policy will remain in effect through the Grace Period. If you fail to make the necessary payment within the Grace Period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the Grace Period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the Grace Period, the death benefit proceeds will equal:

(1)  The amount of the death benefit immediately prior to the start of the Grace Period, reduced by

(2)  Any unpaid monthly deductions and any Outstanding Debt.

Reinstatement

We will reinstate a lapsed policy at any time:

(1)  Before the maturity date, and

(2)  Within five years after the monthly anniversary day which precedes the start of the Grace Period.

To reinstate a lapsed policy we must also receive:

(1)  A written application from you;

(2)  Evidence of insurability satisfactory to us;

(3)  Payment of all monthly deductions that were due and unpaid during the Grace Period;

(4)  Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date;

(5)  Payment or reinstatement of any debt on the policy anniversary at the start of the Grace Period; and

(6)  Payment of interest on debt reinstated from the beginning of the Grace Period to the end of the Grace Period at the rate that applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1)  The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

(2)  Any Outstanding Debt on the date of lapse will be reinstated.

(3)  Any net premium paid for reinstatement will also be reinstated.

(4)  No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

CHARGES AND DEDUCTIONS

The following chart is intended to provide an overview of the current charges and deductions under the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

Deductions from Premiums

Sales Charge — Varies based on Specified Amount plus Term Life Term Rider amount in effect. It is a % of Premium paid.	Specified Amounts less than $500,000 — 4% Specified Amounts of $500,000 or more — 3%

Tax Charge	State and local — 0.8% Federal — 1.5%

Daily Deduction from MONY Variable Account L

Mortality & Expense Risk Charge — Maximum Annual Rate	.65% of subaccount value (0.001781% daily)

Deductions from Fund Value

Cost of Insurance Charge	Current cost of insurance rate x net amount at risk at the beginning of the policy month

Administrative Charge — monthly	$5.00

Monthly per $1,000 Specified Amount Charge Based on issue age, gender and smoking status.	See Appendix B. This charge applies for the first 15 policy years (or for 15 years from the date of any increase in Specified Amount)

Optional Insurance Benefits Charge Monthly Deduction for any other Optional Insurance Benefits added by rider.	As applicable.

Transaction and Other Charges - Partial Surrender Fee - Transfer of Fund Value (at Company’s Option)	$10 $25 maximum per transfer over 12[1]

Surrender Charge Grades from 80% to 0 over 15 years based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.	See discussion of Surrender Charge for grading schedule.

Policy Illustration Fee	Up to $25

[1]	Currently no charge on any transfers.

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY Variable Account L and from the policy’s Fund Value.

Deductions from Premiums

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge — This charge varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider amount in effect on the policy date. The charge is a percent of each premium paid.

•	Specified Amount plus any Term Life Term Insurance amount in force less than $500,000 — 4%

•	Specified Amount plus any Term Life Term Insurance amount in force of $500,000 or more — 3%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge — State and local premium tax — currently 0.8% Federal tax for deferred acquisition costs of the Company — currently 1.5%

All states levy taxes on life insurance premium payments. For policyholders resident in the State of New York, the Company currently deducts an amount equal to 0.8% of each premium payment to pay applicable premium taxes. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. The 0.8% deduction is the actual premium tax imposed by the State of New York. We do not expect to profit from this charge.

The 1.5% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to this tax.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily Deduction From MONY Variable Account L

A charge is deducted daily from each subaccount of MONY Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge — Maximum of 0.001781% of the amount in the subaccount, which is equivalent to an annual rate of 0.65% of subaccount value.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Deductions from Fund Value

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance — This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds’ beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable on the monthly anniversary day less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge “current rates” that are lower (i.e., less expensive) at most ages, than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, and persistency. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force. If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge — $5.00 per month

This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $5.00. We do not expect to profit from this charge.

Monthly per $1,000 Specified Amount Charge — This charge applies for the first 15 years following the issuance of the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age, gender, and smoking status. The monthly per $1,000 factors are shown in Appendix B.

Optional Insurance Benefits Charge — A monthly deduction for any other optional insurance benefits added to the policy by rider.

Surrender Charge — The Company will assess a surrender charge against Fund Value upon a full surrender of the policy. The surrender charge is based on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount) and grades from 80% to zero over 15 years base on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on issue age and number of full years since the Policy was issued (or since the increase in Specified Amount).

Grading Percentages Policy Years	Percent for Issue Ages 0-75	Percent for Issue Ages 76-85

1-3	80%	80%

4	80	70

5	80	60

6	80	50

7	80	40

8	70	30

9	60	20

10	50	10

11	40	0

12	30	0

13	20	0

14	10	0

15+	0	0

Note:  Issue ages for policies issued to Qualified Plans are limited to ages 18-70

The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Example:	If a male insured age 35 purchases a policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, nonsmoker). The maximum surrender charge during the first seven policy years would be 80% of (100 x 7.25) or $580.00.

The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64.00 based upon the assumptions described above and if the policy were purchased by a male insured age 85, standard smoker.

Effect of Changes in Specified Amount on the Surrender Charge — The surrender charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the 15-year period following the increase. The new surrender charge for the policy will equal:

(1)  The remaining part of the surrender charge for the original Specified Amount, plus

(2)  The surrender charge related to the increase.

Decreases in Specified Amount have no effect on surrender charges.

Transaction and Other Charges — Partial Surrender Fee — $10

Transfer of Fund Value — $25 (at option of the Company). If the transfer fee is assessed, it will be allocated against the first of the subaccounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers over 12 during any policy year. This would include telephone transfers, if we permit them. If the transfer fee is assessed, it will be allocated against the first of the subaccounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY Variable Account L and its subaccounts. No such charge is currently assessed. See “Charge for Company Income Taxes”.

We will bear the direct operating expenses of MONY Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund’s expenses are not fixed or specified under the terms of the policy.

Guarantee of Certain Charges

We guarantee that the following charges will not increase:

(1)  Mortality and expense risk charge.

(2)  Administrative charge.

(3)  Per $1,000 Specified Amount charge.

(4)  Sales charge.

(5)  Guaranteed cost of insurance rates.

(6)  Surrender charge.

(7)  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)  Future expectations with respect to investment earnings,

(2)  Mortality,

(3)  Length of time policies will remain in effect,

(4)  Expenses, and

(5)  Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

OTHER INFORMATION

Federal Income Tax Considerations

The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service (“IRS”) currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

Definition of Life Insurance

Under section 7702 of the Internal Revenue Code (the “Code”), a policy will be treated as a life insurance policy for federal tax purposes if one of two alternate tests are met. These tests are:

(1)  “Cash Value Accumulation Test”

(2)  “Guideline Premium/Cash Value Corridor Test”

Your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

(1)  A maximum allowable premium per thousand dollars of death benefit, known as the “guideline annual premium,” and

(2)  A minimum ongoing “corridor” of death benefit in relation to the Fund Value of the policy, known as the “death benefit percentage.”

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors.

We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

Tax Treatment of Policies

The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a “modified endowment contract” if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:     Seven-pay premium = $1,000

Maximum premium to avoid “modified endowment” treatment =

First year — $1,000

Through first two years — $2,000

Through first three years — $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy’s first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

Conventional Life Insurance Policies

If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy’s cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

We believe that loans received under policies that are not modified endowment contracts will generally be treated as indebtedness of the owner. Thus, no part of any loan under the policy will generally constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. However, the tax consequences of policy loans after the tenth policy anniversary are unclear and you should consult a tax adviser as to such consequences. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. For example, an individual who uses the proceeds of a loan for business or investment purposes may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations. If a policy loan is outstanding when a policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and taxed accordingly. You should consult a tax adviser before taking out a loan.

For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

•	The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

•	The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

Modified Endowment Contracts

Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

(1)  The policies are purchased from any one insurance company (including the Company), and

(2)  The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

(1)  When the taxpayer is at least 59 1/2 years old;

(2)  Which is attributable to the taxpayer becoming disabled; or

(3)  Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy’s failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see “Conventional Life Insurance Policies”.)

Reasonableness Requirement for Charges

The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy’s qualification as life insurance for federal income tax purposes.

Pension and Profit Sharing Plans

Policies purchased by a fund, which is part of a pension or profit sharing plan (under Sections 401(a) or 403 of the Code), will be treated differently from that described above. For participants in these plans, the current cost of insurance for the net amount at risk is treated as a “current fringe benefit.” The current cost of insurance must be included annually in the plan participant’s gross income. This cost (referred to as the “P.S. 58” cost) is reported to the participant annually. The excess of the death benefit over the policy Fund Value will not be subject to federal income tax if:

(1)  The plan participant dies while covered by the plan, and

(2)  The policy proceeds are paid to the participant’s beneficiary.

However, the policy Fund Value will generally be taxable to the extent it exceeds the sum of (1) $5,000 plus (2) the participant’s cost basis in the policy. The participant’s cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant has borrowed from his or her policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan.

Other Employee Benefit Programs

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner’s legal advisor should be consulted to address these issues.

Diversification Requirements

To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

(1)  No more than 55% of the value of the portfolio’s assets can be represented by any one investment,

(2)  No more than 70% can be represented by any two investments,

(3)  No more than 80% can be represented by any three investments, and

(4)  No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

Currently, for federal income tax purposes, the portfolio shares underlying the subaccounts available under the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

Withholding.    To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Business Uses of Policy.    Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax.    There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

The Company Does Not Make Any Guarantee Regarding

The Tax Status Of Any Policy

Charge for Company Income Taxes

For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company’s federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

(1)  The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

(2)  There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

(3)  There is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

Voting of Fund Shares

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1)  The Investment Company Act of 1940 or any regulations thereunder is amended, or

(2)  The present interpretation of the Act should change, and

(3)  As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund’s meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY Variable Account L and other separate accounts of the Company.

Disregard of Voting Instructions

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company’s disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio’s objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to policy owners.

Report to Policy Owners

A statement will be sent at least annually to each policy owner setting forth:

(1)  A summary of the transactions which occurred since the last statement, and

(2)  Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY Variable Account L and the Funds. The Funds’ statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments and Right to Change Operations

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1)  Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2)  In the judgment of the Company’s management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

Where required, the Company will not substitute any shares attributable to a policy owner’s interest in MONY Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Superintendent of Insurance of the State of New York.

The Company also reserves the right to establish additional subaccounts of MONY Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY Variable Account L may:

(1)  Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

(2)  Be deregistered under that Act if such registration is no longer required, or

(3)  Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY Variable Account L.

Changes to Comply with Law

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

Material Changes in Investment Policy

No material change in the investment policy of the Variable Account will be made without prior concurrence of the New York Insurance Department. We will notify Owners as to any proposed material change. If an Owner objects to the change he or she may exchange transfer to the Guaranteed Interest Account the entire amount of Fund Value in the Separate Account. Election of this exchange transfer will change the Contract to one that is not dependent upon the investment results of the separate account. An owner will have 60 days after (a) the effective date of the material change, or (b) the receipt of the notice of the change, whichever is later. The exchange transfer will take effect on the Monthly Anniversary Day that coincides with, or next follows, the date we receive the request at our Operations Center.

THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the “General Account” of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed

Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

General Description

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner’s Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.) Prior to the beginning of each calendar month, an interest rate will be declared. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. The calendar year and month the payment or transfer is made determines the “generation” of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Death Benefit

The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. See “Death Benefits under the Policy”.

Policy Charges

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

Transfers

Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

•	Transfers to the Guaranteed Interest Account may be made at any time and in any amount and are effective on the Business Day that are received at our Operations Center.

•	Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

•	one in any policy year, and

•	the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then the transfer will be effective as of the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future on transfers over 12 during any policy year.

Surrenders and Policy Loans

You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See “Full Surrender” and “Partial Surrender”. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

MORE ABOUT THE POLICY

Ownership

The policy owner is the individual named as such in the application or in any later change shown in the Company’s records. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

Joint Owners

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person’s estate, unless otherwise provided.

Beneficiary

The beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the policy owner or the policy owner’s estate is the beneficiary.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured’s death to receive the proceeds. Living means living on the 14th day after the insured’s death, or if earlier, the date we receive due proof of the insured’s death.

The Policy

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

Notification and Claims Procedures

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured’s next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds,

(2)  Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

(3)  Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

•	The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account’s net assets.

We will pay interest on death proceeds at the rate specified by the state in which the policy is delivered. Interest will be paid from the date of death to date of payment of proceeds.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Payment Plan/Settlement Provisions

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Even if the death benefit under the policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.

Payment in Case of Suicide

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

Assignment

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company’s administrative office. The assignment will be effective only when received by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee’s statement as to the amount of the assignee’s interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See “Federal Income Tax Considerations”.)

Errors on the Application

If the age or gender of the insured has been misstated, the death benefit under this policy will be the greater of the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b)  is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that monthly anniversary day based on the correct age and gender.

Incontestability

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

(1)  The initial Specified Amount cannot be contested after the policy has been in force during the insured’s lifetime for two years from the date of issue, except as to any provision for benefits in the case of total disability; and

(2)  An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured’s lifetime for two years from its effective date.

Policy Illustrations

Upon written request after the first policy year, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions. We charge a fee of up to $25 for this service.

Distribution of the Policy

We have entered into a distribution agreement with MONY Securities Corporation (“MSC”), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Policies may also be sold through other broker-dealers authorized by MSC and applicable law to do so.

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Compensation payable to MSC’s sales representatives for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50% of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8% of any additional premiums plus, beginning in the second Policy Year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25% of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50% of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8% level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by the Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. The Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the Policies. MSC may pay certain selling firms additional amounts for sales promotions relating to the Policies and costs associated with sales conferences and educational seminars for their sales representatives. The terms of any particular agreement governing the payments may vary among selling broker-dealers.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

MORE ABOUT THE COMPANY

Management

The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.

Current Officers and Directors of the Company are:

TOM H. BARRETT, age 73, has been a director of MONY Group since August 1998*. He has also been a director of MONY Life since July 1990. Mr. Barrett is a Partner in American Industrial Partners, a private investment partnership, since 1992. Mr. Barrett retired from The Goodyear Tire & Rubber Company in December 1993, after serving as Chairman of the Board, President & Chief Executive Officer of The Goodyear Tire & Rubber Company from April 1989 to July 1991 and President & Chief Executive Officer from December 1988 to April 1989.

DAVID L. CALL, age 72, has been a director of MONY Group since August 1998*. He has also been a director of MONY Life since January 1993. Dr. Call joined the faculty of Cornell University in 1963. He became Dean of the College of Agriculture and Life Sciences in 1978. Dr. Call has been Dean Emeritus since his retirement in 1995. He also serves as a small business consultant.

G. ROBERT DURHAM, age 75, has been a director of MONY Group since August 1998*. He has also been a director of MONY Life since June 1988. Mr. Durham retired from Walter Industries, Inc., a home building and financing, natural resources and industrial manufacturing company, in May 1996, after serving as Chairman of the Board and Chief Executive Officer from June 1991 to May 1996. He is a director of The FINOVA Group, Inc.

MARGARET M. FORAN, age 49, has been a director of MONY Group since February 2003. She has also been a director of MONY Life since February 2003. Ms. Foran has been Vice President, Corporate Governance and Secretary of Pfizer Inc., the world’s largest pharmaceutical company, since July 2002. She joined Pfizer Inc. in 1997 as Senior Corporate Counsel and Assistant Secretary and was named Vice President in 1999. Ms. Foran is a member of the Council of Institutional Investors.

ROBERT HOLLAND, JR., age 63, has been a director of MONY Group since August 1998*. He has also been director of MONY Life since May 1990. Mr. Holland is a business consultant. Mr. Holland was the owner and Chief Executive Officer of WorkPlace Integrators, an office furniture dealership in Southeast Michigan, from December 1996 to April 2001. Prior to that time, Mr. Holland was the President and Chief Executive Officer of

Ben & Jerry’s Homemade, Inc., an ice cream company, from February 1995 to October 1996. Mr. Holland is a director of Lexmark International Group Inc., Carver Bancorp Inc., YUM! Brands Inc., and Neptune Orient Lines. He also serves on the Ethnic Advisory Board of PepsiCo and the Advisory Board of Boardroom Consultants.

JAMES L. JOHNSON, age 76, has been a director of MONY Group since August 1998*. He has also been a director of MONY Life since October 1986. Mr. Johnson is Chairman Emeritus of GTE Corporation (presently known as Verizon Communications, Inc.), a telecommunications company, having served as Chairman and Chief Executive Officer from April 1988 to May 1992. He is also Non-Executive Chairman of the Board of CellStar Corporation, a wireless communications company, since July 2001. Prior to that time, Mr. Johnson held various executive management positions with GTE Corporation. Mr. Johnson is a director of CellStar Corporation and Harte-Hanks Communications, Inc.

FREDERICK W. KANNER, age 60, has been a director of MONY Group since March 2000. He has also been a director of MONY Life since March 2000. Mr. Kanner is a member of the firm of Dewey Ballantine LLP, an international law firm headquartered in New York City, since October 1976. He serves on the Board of Trustees of the Lawyers’ Alliance for New York and the Lawyers’ Committee for Civil Rights Under Law.

ROBERT R. KILEY, age 68, has been a director of MONY Group since August 1998*. He has also been director of MONY Life since November 1995. Mr. Kiley has been the Commissioner of Transport for London since January 2001. Prior to that time, Mr. Kiley was President and Chief Executive Officer of the New York City Partnership and Chamber of Commerce, Inc. from May 1995 to January 2001. Mr. Kiley had been a Principal of Kohlberg & Co. from April 1994 to April 1999.

JANE C. PFEIFFER, age 71, has been a director of MONY Group since August 1998*. She has also been a director of MONY Life since November 1988. Mrs. Pfeiffer is an independent management consultant. Mrs. Pfeiffer was Chairman of NBC from 1978 to 1981. Prior to that time, Mrs. Pfeiffer held various positions with IBM, including the position of Vice President of Communications and Government Relations. Mrs. Pfeiffer is a director of Ashland, Inc., International Paper Company and J.C. Penney Company, Inc. She is a trustee of the University of Notre Dame, a member of The Council on Foreign Relations and an International Counselor of The Conference Board.

THOMAS C. THEOBALD, age 66, has been a director of MONY Group since August 1998*. He has also been a director of MONY Life since May 1990. Mr. Theobald is a managing director of William Blair Capital Partners, L.L.C., a private equity group, since September 1994. Mr. Theobald is a director of Anixter International, Inc., Jones Lang LaSalle, Inc., Ventas, Inc. and Columbia Funds.

DAVID M. THOMAS, age 54, has been a director of MONY Group since March 2002. He has also been a director of MONY Life since March 2002. Mr. Thomas is Chairman and Chief Executive Officer of IMS Health, a leading provider of information solutions to the pharmaceutical and healthcare industries, since November 2000. From 1998 to 2000, Mr. Thomas served as Senior Vice President and Group Executive at IBM, an information technologies company. Prior to that time, Mr. Thomas held various management positions with IBM since 1972. Mr. Thomas is a director of IMS Health, Fortune Brands, Inc., and Trizetto Corporation.

*	This director was elected in anticipation of the demutualization of The Mutual Life Insurance Company of New York, the predecessor of MONY Life, that was completed in 1998. Directors of MONY Life served as Trustees on the Board of Trustees of The Mutual Life Insurance Company of New York, the predecessor of MONY Life, prior to the demutualization for the period indicated.

All of the officers have held their respective positions listed below for five or more years except as noted.

Name	Position and Offices with Depositor
Current Officer — Directors of the Company are:

Michael I. Roth	Director, Chairman and Chief Executive Officer

Samuel J. Foti	Director, President and Chief Operating Officer

Kenneth M. Levine	Director, Executive Vice President and Chief Investment Officer

Name	Office with Depositor
Other Officers of the Company are:

Lee M. Smith	Corporate Secretary and Vice President, Government Relations

Richard E. Connors	Senior Vice President

Evelyn L. Peos	Senior Vice President (since 2002)

Richard Daddario	Executive Vice President and Chief Financial Officer

David V. Weigel	Treasurer

No officer or director listed above receives any compensation from MONY Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

Mr. Roth is Chairman of the Board and Chief Executive Officer (since August 1998) and Director (since September 1997) of The MONY Group, Inc. Chairman of the Board and Chief Executive Officer (since July 1991) and Director (since June 1991) of MONY Life Insurance Company of America. Director of MONY subsidiaries: 1740 Advisers, Inc. (since December 1992), MONY Benefits Management Corp. (since March 1999). Serves on the board of directors of Enterprise Group of Funds, Inc. and Enterprise Accumulation Trust.

Mr. Foti is President and Chief Operating Officer (since August 1998) and Director (since September 1997) of The MONY Group, Inc. President and Chief Operating Officer of MONY Life Insurance Company of America (since February 1994) and Director (since September 1989). Director of MONY subsidiaries: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Life Insurance Company of the Americas, Ltd. (since December 1994). Serves on the board of directors of Enterprise Group of Funds, Inc. and Enterprise Accumulation Trust.

Mr. Levine is Executive Vice President and Chief Investment Officer (since August 1998) and Director (since September 1997) of The MONY Group Inc. Chairman of the Board (since December 1991) and President (since June 1992) of MONY Series Fund, Inc. Director of MONY subsidiaries: MONY Life Insurance Company of America (since July 1991), 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991).

Mr. Daddario is Executive Vice President and Chief Financial Officer (since August 1998) of The MONY Group, Inc. Vice President and Controller of MONY Life Insurance Company of America (since September 1989). Director of MONY subsidiaries: MONY International Holdings, Inc. (since 1998), MONY Brokerage, Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997).

Mr. Smith is Vice President and Secretary (since September 1999) of The MONY Group Inc. Vice President — Government Relations and Industry Affairs.

Mr. Connors is Director of MONY Life Insurance Company of America (since June 1994). Director of MONY subsidiary: MONY Brokerage, Inc. (since May 1994).

Ms. Peos is Director of MONY Life Insurance Company of America (since 2002) and Vice President (since 1990). Ms. Peos was Vice President (from 1993 to 2002) of MONY Life Insurance Company and has been with the Company since 1978.

Mr. Weigel is Vice President-Treasurer of The MONY Group Inc. (since August 1998). Treasurer of MONY Life Insurance Company of America (since July 1991).

State Regulation

The Company is subject to the laws of the state of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company’s affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company’s operations at periodic intervals.

Telephone Transfer Privileges

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company’s Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company’s following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company’s form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company’s form must be signed and received at the Company’s Syracuse Operations Center before telephone transfers will be accepted.

Legal Proceedings

There are no legal proceedings pending to which MONY Variable Account L is a party, or which would materially affect MONY Variable Account L.

Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently conducted an on-site examination of the Company’s variable separate accounts. The Company has been responding to these requests and continues to cooperate fully with the regulators.

Legal Matters

Legal matters have been passed on by Arthur D. Woods Vice President, Broker-Dealer Operations of the MONY Life Insurance Company in connection with:

(1)  The issue and sale of the policies described in this prospectus,

(2)  The organization of the Company,

(3)  The Company’s authority to issue the policies under New York law, and

(4)  The validity of the forms of the policies under New York law.

Robert Levy, Vice President — Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, D.C., upon payment of the SEC’s prescribed fees.

Independent Accountants

The audited financial statements for MONY Variable Account L and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP’s office is located at 1177 Avenue of the Americas, New York, New York, 10036.

Financial Statements

The audited financial statements of each of the subaccounts of MONY Custom Equity Master, MONY Custom Estate Master, Strategist, MONYEquity Master, policies of MONY Variable Account L, the combined financial statements of MONY Variable Account L and the Company are set forth herein.

These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

The complete registration statement and other filed documents for MONY Variable Account L can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY Variable Account L are available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

Report of Independent Auditors

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of Subaccounts of MONY Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY Variable Account L at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth and Income Portfolio

Assets

Shares held in respective Funds	126,860	470,908	69,804	331,567

Investments at cost	$702,730	$10,414,324	$328,201	$1,641,087

Investments in respective Funds, at net asset value	$797,952	$8,815,392	$367,867	$1,654,520

Amount due from MONY	279	2,029	66	625

Amount due from respective Funds	928	6,449	228	1,130

Total Assets	799,159	8,823,870	368,161	1,656,275

Liabilities

Amount due to MONY	928	6,449	228	1,130

Amount due to respective Funds	279	2,029	66	625

Total Liabilities	1,207	8,478	294	1,755

Net Assets	$797,952	$8,815,392	$367,867	$1,654,520

Unit Values:

MONY Strategist

MONY Equity Master	$8.08	$12.73	$9.95	$8.03

MONY Custom Equity Master	8.40	7.33	9.88	8.25

MONY Variable Universal Life Option 1			10.73	10.04

MONY Variable Universal Life Option 2			11.20	10.96

MONY Custom Estate Master	8.02	8.71	10.41	8.15

MONY Survivorship Variable Universal Life				10.06

Units Outstanding:*

MONY Strategist

MONY Equity Master	19,862	593,208	1,801	67,414

MONY Custom Equity Master	64,698	161,723	25,646	105,519

MONY Variable Universal Life Option 1			6,098	19,335

MONY Variable Universal Life Option 2			136	277

MONY Custom Estate Master	11,702	8,683	2,855	3,767

MONY Survivorship Variable Universal Life				1,459

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio

459,324	3,862	211,344	364,064	96,246	484,772	103,178

$2,104,349	$35,422	$945,403	$1,899,093	$695,745	$11,015,879	$690,741

$2,131,263	$41,823	$1,018,679	$1,641,927	$713,181	$8,856,789	$759,393

492	2	467	308	182	3,019	144

1,334	22	810	1,442	447	6,781	448

2,133,089	41,847	1,019,956	1,643,677	713,810	8,866,589	759,985

1,334	22	810	1,442	447	6,781	448

492	2	467	308	182	3,019	144

1,826	24	1,277	1,750	629	9,800	592

$2,131,263	$41,823	$1,018,679	$1,641,927	$713,181	$8,856,789	$759,393

$7.49		$15.06	$10.32	$7.59	$12.73	$9.68

7.52		12.80	6.79	5.55	8.63	9.00

9.30	$10.95			9.40	10.03	9.84

10.56				10.44	10.63	10.54

7.49		12.51	6.35	5.04	8.40	9.05

11.01	10.49			9.74	10.84	9.48

42,532		49,685	136,526	3,846	644,342	6,367

152,225		18,617	28,667	98,377	60,391	49,163

46,650	2,996			5,994	10,254	17,779

2,336				571	139	136

26,880		2,552	6,112	13,306	2,960	3,747

787	858			860	534	4,774

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
Assets

Shares held in respective Funds	291,717	14,315	40	9,027	2,715

Investments at cost	$6,398,137	$148,208	$402	$132,235	$48,905

Investments in respective Funds, at net asset value	$6,872,856	$147,874	$401	$93,608	$44,090

Amount due from MONY	1,658	87	0	0	0

Amount due from respective Funds	4,600	90	6	50	23

Total Assets	6,879,114	148,051	407	93,658	44,113

Liabilities

Amount due to MONY	4,600	90	6	50	23

Amount due to respective Funds	1,658	87	0	0	0

Total Liabilities	6,258	177	6	50	23

Net Assets	$6,872,856	$147,874	$401	$93,608	$44,090

Unit Values:

MONY Strategist				$45.49	$54.65

MONY Equity Master	$26.05

MONY Custom Equity Master	13.66	$10.98

MONY Variable Universal Life Option 1	12.75	11.12

MONY Variable Universal Life Option 2	11.11	10.17	$10.03

MONY Custom Estate Master	13.05	11.00

MONY Survivorship Variable Universal Life	11.65

Units Outstanding:*

MONY Strategist				2,058	807

MONY Equity Master	213,034

MONY Custom Equity Master	54,796	814

MONY Variable Universal Life Option 1	29,493	12,132

MONY Variable Universal Life Option 2	1,792	366	40

MONY Custom Estate Master	12,282	24

MONY Survivorship Variable Universal Life	1,506

*	Units have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O

3,127	70,238	31,312	3,344,474	51,046	700	29	8,854

$52,381	$816,099	$358,755	$3,344,474	$688,289	$6,902	$343	$106,997

$48,722	$821,785	$364,163	$3,344,474	$733,535	$7,462	$355	$116,524

0	20	188	0	165	19	0	84

25	565	280	2,008	487	12	0	104

48,747	822,370	364,631	3,346,482	734,187	7,493	355	116,712

25	565	280	2,008	487	12	0	104

0	20	188	0	165	19	0	84

25	585	468	2,008	652	31	0	188

$48,722	$821,785	$364,163	$3,344,474	$733,535	$7,462	$355	$116,524

$53.77		$29.36	$20.75	$37.59

	$13.81	14.56	12.53	15.97

	12.44	12.70	10.82	13.76

	10.62		10.10	11.54			$10.78

	10.03		10.01	10.19	$10.93	$10.68	10.45

	11.20	11.79	11.06	13.36

	10.60		10.11	11.23			10.70

906		525	836	434

	19,247	12,074	48,499	22,263

	18,011	13,506	87,165	14,703

	23,154		102,670	9,387			8,992

	177		4,476	392	683	33	480

	1,651	119	51,485	2,251

	6,215		12,364	1,495			1,364

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II ContraFund Portfolio— Service Class

Assets

Shares held in respective Funds	14,445	7,776	57,421	80	33,727	37,706

Investments at cost	$210,980	$177,641	$1,550,332	$1,035	$1,009,835	$755,524

Investments in respective Funds, at net asset value	$265,793	$184,990	$1,631,909	$1,047	$1,042,834	$869,499

Amount due from MONY	0	276	688	0	394	75

Amount due from respective Funds	139	111	1,654	0	681	537

Total Assets	265,932	185,377	1,634,251	1,047	1,043,909	870,111

Liabilities

Amount due to MONY	139	111	1,654	0	681	537

Amount due to respective Funds	0	276	688	0	394	75

Total Liabilities	139	387	2,342	0	1,075	612

Net Assets	$265,793	$184,990	$1,631,909	$1,047	$1,042,834	$869,499

Unit Values:

MONY Strategist

MONY Equity Master		$7.56	$7.82		$6.85	$9.40

MONY Custom Equity Master	$11.22	6.23	8.09		6.71	9.62

MONY Variable Universal Life Option 1	11.12

MONY Variable Universal Life Option 2	10.83			$10.90

MONY Custom Estate Master	14.54	5.98	8.11		6.99	9.46

MONY Survivorship Variable Universal Life	10.99

Units Outstanding:*

MONY Strategist

MONY Equity Master		273	34,877		42,046	24,107

MONY Custom Equity Master	6,300	23,794	149,493		95,204	56,841

MONY Variable Universal Life Option 1	10,964

MONY Variable Universal Life Option 2	166			96

MONY Custom Estate Master	3,401	5,816	18,503		16,570	10,139

MONY Survivorship Variable Universal Life	1,993

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Fidelity VIP III Growth Opportunities Portfolio— Service Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class

10,524	23	79	4	2,618	3,260	5,711	38,059

$143,241	$324	$1,225	$72	$30,431	$48,793	$17,002	$730,983

$158,495	$328	$1,263	$72	$35,441	$57,272	$21,018	$814,465

53	0	0	0	0	0	0	8

94	0	0	0	52	41	30	927

158,642	328	1,263	72	35,493	57,313	21,048	815,400

94	0	0	0	52	41	30	927

53	0	0	0	0	0	0	8

147	0	0	0	52	41	30	935

$158,495	$328	$1,263	$72	$35,441	$57,272	$21,018	$814,465

$9.25							$7.71

7.91							4.27

				$11.21	$10.29	$8.51

	$10.85	$10.73	$10.05

7.42							3.56

				10.76	10.73

1,273							2,485

15,751							174,064

				2,362	4,986	2,469

	30	118	7

2,980							14,389

				833	557

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class

Assets

Shares held in respective Funds	25,546	39,739	3,550	5,467	6,155	45,916

Investments at cost	$559,367	$826,171	$65,894	$70,612	$117,400	$1,200,332

Investments in respective Funds, at net asset value	$587,041	$828,162	$73,407	$71,732	$140,877	$1,185,540

Amount due from MONY	407	50	12	82	71	111

Amount due from respective Funds	356	944	101	40	99	906

Total Assets	587,804	829,156	73,520	71,854	141,047	1,186,557

Liabilities

Amount due to MONY	356	944	101	40	99	906

Amount due to respective Funds	407	50	12	82	71	111

Total Liabilities	763	994	113	122	170	1,017

Net Assets	$587,041	$828,162	$73,407	$71,732	$140,877	$1,185,540

Unit Values:

MONY Strategist

MONY Equity Master	$10.29	$6.47				$5.63

MONY Custom Equity Master	9.88	6.54				5.83

MONY Variable Universal Life Option 1			$10.69	$11.43	$10.70

MONY Variable Universal Life Option 2			10.59	10.14	10.98

MONY Custom Estate Master	10.14	5.83				6.14

MONY Survivorship Variable Universal Life			10.47	11.62	10.62

Units Outstanding:*

MONY Strategist

MONY Equity Master	7,635	52,356				57,282

MONY Custom Equity Master	45,928	67,868				126,465

MONY Variable Universal Life Option 1			5,613	5,242	11,043

MONY Variable Universal Life Option 2			173	168	394

MONY Custom Estate Master	5,387	7,805				20,469

MONY Survivorship Variable Universal Life			1,105	871	1,732

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth and Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Emerging Markets Equity Portfolio— Class I	UIF Global Value Equity Portfolio— Class I

6,434	16,507	20,144	15,213	7,085	9,700	3,365	5,942	1,660

$72,275	$336,122	$286,146	$76,191	$83,802	$170,572	$44,079	$41,438	$17,256

$76,567	$404,747	$343,260	$94,019	$98,902	$189,932	$53,675	$53,715	$21,067

13	238	186	4	0	217	0	0	41

40	225	201	88	71	116	43	56	12

76,620	405,210	343,647	94,111	98,973	190,265	53,718	53,771	21,120

40	225	201	88	71	116	43	56	12

13	238	186	4	0	217	0	0	41

53	463	387	92	71	333	43	56	53

$76,567	$404,747	$343,260	$94,019	$98,902	$189,932	$53,675	$53,715	$21,067

	$10.83	$10.77

$12.56	10.55	11.04	$8.85	$9.76	$11.09	$11.72	$12.70	$10.59

10.45	10.98	10.92	10.57		10.55	10.87

	11.17	13.63

12.25	10.57	12.08		10.43	10.73		12.10

	7,239	11,722

4,912	18,273	11,028	10,093	7,553	15,703	4,367	3,245	1,988

815	2,469	563	445		300	228

	6,347	5,470

519	3,357	1,207		2,414	1,181		1,032

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF U.S. Real Estate Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio

Assets

Shares held in respective Funds	12,666	136	49	17,454	4,012

Investments at cost	$160,684	$3,164	$896	$205,333	$49,154

Investments in respective Funds, at net asset value	$197,332	$3,390	$930	$255,524	$55,484

Amount due from MONY	163	0	0	41	143

Amount due from respective Funds	111	1	13	143	39

Total Assets	197,606	3,391	943	255,708	55,666

Liabilities

Amount due to MONY	111	1	13	143	39

Amount due to respective Funds	163	0	0	41	143

Total Liabilities	274	1	13	184	182

Net Assets	$197,332	$3,390	$930	$255,524	$55,484

Unit Values:

MONY Strategist

MONY Equity Master

MONY Custom Equity Master	$12.40

MONY Variable Universal Life Option 1	13.23			$11.54	$9.37

MONY Variable Universal Life Option 2	10.54	$11.25	$10.79	11.07	11.17

MONY Custom Estate Master

MONY Survivorship Variable Universal Life	12.44			11.26

Units Outstanding:*

MONY Strategist

MONY Equity Master

MONY Custom Equity Master	2,573

MONY Variable Universal Life Option 1	9,129			17,672	5,625

MONY Variable Universal Life Option 2	1,000	301	86	318	246

MONY Custom Estate Master

MONY Survivorship Variable Universal Life	2,741			4,266

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class

9,469	34,569	35,787

$110,901	$417,315	$286,199

$123,387	$427,275	$331,383

163	166	12

81	279	227

123,631	427,720	331,622

81	279	227

163	166	12

244	445	239

$123,387	$427,275	$331,383

$12.88	$12.11

13.53	12.45	$10.70

10.57	10.30	10.83

	11.93

12.97	12.49	10.41

2,861	9,024

5,806	18,778	24,152

170	417	1,380

	3,325

475	3,229	5,571

MONY

Variable Account L

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth and Income Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$2,697	$0	$0	$0	$3,829	$13,845

Expenses:

Mortality and expense risk charges	(105)	(3,886)	(53,035)	(6)	(1,500)	(8,635)

Net investment income (loss)	2,592	(3,886)	(53,035)	(6)	2,329	5,210

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(202)	(15,470)	(544,069)	302	(2,466)	(60,440)

Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(202)	(15,470)	(544,069)	302	(2,466)	(60,440)

Change in unrealized appreciation (depreciation)	(4,616)	193,773	3,550,450	(76)	65,550	377,193

Net increase (decrease) in net assets from operations	$(2,226)	$174,417	$2,953,346	$220	$65,413	$321,963

***	Termination of subaccount.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High- Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$7,440	$117	$23,914	$6,537	$0	$0	$93,953	$0

(10,291)	(179)	(6,691)	(9,711)	(48)	(3,473)	(58,801)	(3,628)

(2,851)	(62)	17,223	(3,174)	(48)	(3,473)	35,152	(3,628)

(43,170)	(1,055)	(4,483)	(158,796)	(238)	(24,714)	(541,675)	(20,595)

0	0	0	0	0	0	0	0

(43,170)	(1,055)	(4,483)	(158,796)	(238)	(24,714)	(541,675)	(20,595)

310,794	9,034	169,329	534,519	(578)	186,203	1,982,838	154,270

$264,773	$7,917	$182,069	$372,549	$(864)	$158,016	$1,476,315	$130,047

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the period November 3, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$5,846	$2,834	$0	$2	$895	$129

Expenses:

Mortality and expense risk charges	(39,595)	(592)	(10)	(0)	(481)	(258)

Net investment income (loss)	(33,749)	2,242	(10)	2	414	(129)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(181,742)	629	(82)	0	(2,133)	(8,106)

Realized gain distributions	0	2,160	0	0	0	0

Realized gain (loss)	(181,742)	2,789	(82)	0	(2,133)	(8,106)

Change in unrealized appreciation (depreciation)	2,005,150	(825)	(469)	(1)	22,698	19,827

Net increase (decrease) in net assets from operations	$1,789,659	$4,206	$(561)	$1	$20,979	$11,592

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio— Class O

For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period October 20, 2003** through December 31, 2003	For the period October 21, 2003** through December 31, 2003	For the year ended December 31, 2003

$763	$21,691	$17,728	$28,877	$39,508	$2	$0	$1,062

(255)	(4,973)	(2,599)	(19,579)	(4,659)	(5)	(0)	(392)

508	16,718	15,129	9,298	34,849	(3)	0	670

(3,846)	11,810	10,896	0	12,883	5	1	284

0	0	0	0	273	0	2	0

(3,846)	11,810	10,896	0	13,156	5	3	284

13,991	(20,856)	(16,847)	0	(20,217)	560	12	10,027

$10,653	$7,672	$9,178	$9,298	$27,788	$562	$15	$10,981

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II ContraFund Portfolio— Service Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period October 30, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$187	$19,404	$0	$1,461	$2,255

Expenses:

Mortality and expense risk charges	(909)	(880)	(7,987)	(0)	(5,302)	(4,436)

Net investment income (loss)	(909)	(693)	11,417	0	(3,841)	(2,181)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(1,193)	(8,215)	(29,144)	(1)	(48,466)	(4,017)

Realized gain distributions	0	0	0	1	0	0

Realized gain (loss)	(1,193)	(8,215)	(29,144)	0	(48,466)	(4,017)

Change in unrealized appreciation (depreciation)	66,602	43,490	337,620	12	285,688	183,276

Net increase (decrease) in net assets from operations	$64,500	$34,582	$319,893	$12	$233,381	$177,078

**	Commencement of operations

See notes to financial statements.

Fidelity VIP III Growth Opportunities Portfolio—Service Class	Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund— Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class
For the year ended December 31, 2003	For the period November 6, 2003** through December 31, 2003	For the period November 20, 2003** through December 31, 2003	For the period November 26, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$727	$0	$0	$0	$162	$0	$0	$0

(787)	(0)	(0)	(0)	(133)	(226)	(97)	(3,970)

(60)	0	0	0	29	(226)	(97)	(3,970)

(3,828)	2	0	0	(152)	(246)	(1,511)	(30,740)

0	0	0	0	0	0	0	0

(3,828)	2	0	0	(152)	(246)	(1,511)	(30,740)

37,468	4	38	0	6,743	9,910	6,357	224,103

$33,580	$6	$38	$0	$6,620	$9,438	$4,749	$189,393

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$11,534	$3,471	$133	$2,283	$952	$10,768	$2,892

Expenses:

Mortality and expense risk charges	(3,114)	(4,719)	(270)	(306)	(559)	(6,058)	(288)

Net investment income (loss)	8,420	(1,248)	(137)	1,977	393	4,710	2,604

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(5,372)	(36,634)	(544)	372	(2,515)	(63,218)	300

Realized gain distributions	0	0	0	0	0	0	628

Realized gain (loss)	(5,372)	(36,634)	(544)	372	(2,515)	(63,218)	928

Change in unrealized appreciation (depreciation)	61,583	169,083	10,169	245	35,023	270,849	3,955

Net increase (decrease) in net assets from operations	$64,631	$131,201	$9,488	$2,594	$32,901	$212,341	$7,487

See notes to financial statements.

Lord Abbett Growth and Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Emerging Markets Equity Portfolio— Class I	UIF Global Value Equity Portfolio— Class I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$2,381	$1,583	$0	$0	$1,831	$729	$0	$0

(1,302)	(1,146)	(396)	(378)	(765)	(197)	(205)	(72)

1,079	437	(396)	(378)	1,066	532	(205)	(72)

(236)	(220)	(3,071)	(987)	(339)	(59)	(149)	(256)

0	3,274	0	0	0	0	0	0

(236)	3,054	(3,071)	(987)	(339)	(59)	(149)	(256)

73,948	59,223	23,371	21,541	19,343	9,929	16,663	4,163

$74,791	$62,714	$19,904	$20,176	$20,070	$10,402	$16,309	$3,835

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	UIF U.S. Real Estate Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio
	For the year ended December 31, 2003	For the period October 7, 2003** through December 31, 2003	For the period November 6, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$0	$996

Expense:

Mortality and expense risk charges	(730)	(1)	(0)	(921)	(209)

Net investment income (loss)	(730)	(1)	0	(921)	787

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(570)	2	1	(477)	(761)

Realized gain distributions	0	0	0	0	0

Realized gain (loss)	(570)	2	1	(477)	(761)

Change in unrealized appreciation (depreciation)	41,432	226	34	54,298	7,494

Net increase (decrease) in net assets from operations	$40,132	$227	$35	$52,900	$7,520

**	Commencement of operations

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$1,752	$6,849	$5,435

(532)	(1,847)	(1,327)

1,220	5,002	4,108

2,204	4,657	(2,835)

697	8,531	0

2,901	13,188	(2,835)

7,774	5,335	61,159

$11,895	$23,525	$62,432

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Equity Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$2,592	$1,284	$(3,886)	$(2,455)	$(53,035)	$(44,608)

Net realized gain (loss)	(202)	(1,775)	(15,470)	(18,425)	(544,069)	(933,238)

Net change in unrealized appreciation (depreciation)	(4,616)	(9,424)	193,773	(61,071)	3,550,450	(1,257,989)

Net increase (decrease) in net assets from operations	(2,226)	(9,915)	174,417	(81,951)	2,953,346	(2,235,835)

Contract transactions:

Payments received from contract owners	8,919	75,396	235,414	242,448	1,580,394	1,946,552

Transfers between subaccounts, net	(100,172)	(744)	85,885	(2,430)	(54,623)	(86,676)

Transfers for contract benefits and terminations	(4,496)	(27,863)	(120,352)	(108,937)	(1,281,435)	(1,074,547)

Net increase (decrease) from contract transactions	(95,749)	46,789	200,947	131,081	244,336	785,329

Net increase (decrease) in net assets	(97,975)	36,874	375,364	49,130	3,197,682	(1,450,506)

Net assets beginning of period	97,975	61,101	422,588	373,458	5,617,710	7,068,216

Net assets end of period	$0	$97,975	$797,952	$422,588	$8,815,392	$5,617,710

Units issued during the period	1,365	9,296	49,424	34,685	184,559	235,624

Units redeemed during the period	(12,973)	(4,105)	(20,346)	(16,661)	(150,817)	(138,161)

Net units issued (redeemed) during period	(11,608)	5,191	29,078	18,024	33,742	97,463

***	Termination of subaccount

See notes to financial statements.

Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth and Income Portfolio		Enterprise Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(6)	$(14)	$2,329	$1,255	$5,210	$6,641	$(2,851)	$(1,521)

302	859	(2,466)	(3,966)	(60,440)	(64,755)	(43,170)	(41,889)

(76)	(618)	65,550	(22,165)	377,193	(265,529)	310,794	(232,645)

220	227	65,413	(24,876)	321,963	(323,643)	264,773	(276,055)

633	3,210	136,635	130,670	540,533	587,067	850,513	679,058

(4,946)	379	45,399	5,627	7,567	(22,987)	259,232	25,118

(190)	(1,164)	(52,168)	(40,066)	(266,004)	(258,111)	(338,022)	(230,150)

(4,503)	2,425	129,866	96,231	282,096	305,969	771,723	474,026

(4,283)	2,652	195,279	71,355	604,059	(17,674)	1,036,496	197,971

4,283	1,631	172,588	101,233	1,050,461	1,068,135	1,094,767	896,796

$0	$4,283	$367,867	$172,588	$1,654,520	$1,050,461	$2,131,263	$1,094,767

1,557	9,124	22,951	16,206	76,957	80,858	156,600	95,842

(2,094)	(8,756)	(7,969)	(5,522)	(40,405)	(42,072)	(51,384)	(35,628)

(537)	368	14,982	10,684	36,552	38,786	105,216	60,214

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio		Enterprise International Growth Portfolio
	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(62)	$(2)	$17,223	$60,446	$(3,174)	$(574)

Net realized gain (loss)	(1,055)	(718)	(4,483)	(16,524)	(158,796)	(146,613)

Net change in unrealized appreciation (depreciation)	9,034	(2,635)	169,329	(36,249)	534,519	(137,565)

Net increase (decrease) in net assets from operations	7,917	(3,355)	182,069	7,673	372,549	(284,752)

Contract transactions:

Payments received from contract owners	24,701	28,224	178,724	244,140	379,305	455,084

Transfers between subaccounts, net	1,285	131	14,977	10,502	7,540	(20,819)

Transfers for contract benefits and terminations	(10,859)	(6,221)	(172,666)	(134,631)	(323,470)	(230,875)

Net increase (decrease) from contract transactions	15,127	22,134	21,035	120,011	63,375	203,390

Net increase (decrease) in net assets	23,044	18,779	203,104	127,684	435,924	(81,362)

Net assets beginning of period	18,779	0	815,575	687,891	1,206,003	1,287,365

Net assets end of period	$41,823	$18,779	$1,018,679	$815,575	$1,641,927	$1,206,003

Units issued during the period	2,828	2,876	16,013	23,817	55,155	57,463

Units redeemed during the period	(1,169)	(680)	(13,759)	(12,589)	(45,650)	(31,736)

Net units issued (redeemed) during period	1,659	2,196	2,254	11,228	9,505	25,727

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio		Enterprise Small Company Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(48)	$(235)	$(3,473)	$(2,363)	$35,152	$16,951	$(3,628)	$(2,032)

(238)	(1,175)	(24,714)	(42,645)	(541,675)	(875,208)	(20,595)	(11,145)

(578)	(13,148)	186,203	(148,961)	1,982,838	(1,132,490)	154,270	(93,771)

(864)	(14,558)	158,016	(193,969)	1,476,315	(1,990,747)	130,047	(106,948)

4,373	50,712	253,710	342,270	1,738,451	1,996,432	305,893	315,947

(44,672)	(36)	13,773	(43,958)	(120,883)	(96,327)	16,639	13,216

(1,146)	(9,187)	(134,244)	(125,822)	(1,517,527)	(1,497,330)	(137,208)	(98,509)

(41,445)	41,489	133,239	172,490	100,041	402,775	185,324	230,654

(42,309)	26,931	291,255	(21,479)	1,576,356	(1,587,972)	315,371	123,706

42,309	15,378	421,926	443,405	7,280,433	8,868,405	444,022	320,316

$0	$42,309	$713,181	$421,926	$8,856,789	$7,280,433	$759,393	$444,022

993	7,109	53,904	63,509	178,693	183,613	41,606	40,502

(8,276)	(1,672)	(29,960)	(34,520)	(162,875)	(145,717)	(18,962)	(14,047)

(7,283)	5,437	23,944	28,989	15,818	37,896	22,644	26,455

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio		Enterprise WorldWide Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period March 5, 2002** through December 31, 2002	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(33,749)	$(16,956)	$2,242	$479	$(10)	$(38)

Net realized gain (loss)	(181,742)	(112,651)	2,789	633	(82)	(115)

Net change in unrealized appreciation (depreciation)	2,005,150	(367,170)	(825)	491	(469)	(1,754)

Net increase (decrease) in net assets from operations	1,789,659	(496,777)	4,206	1,603	(561)	(1,907)

Contract transactions:

Payments received from contract owners	1,290,109	1,338,218	131,260	42,592	1,213	9,442

Transfers between subaccounts, net	30,349	(26,004)	2,632	274	(9,020)	436

Transfers for contract benefits and terminations	(916,191)	(774,591)	(27,238)	(7,455)	(606)	(3,067)

Net increase (decrease) from contract transactions	404,267	537,623	106,654	35,411	(8,413)	6,811

Net increase (decrease) in net assets	2,193,926	40,846	110,860	37,014	(8,974)	4,904

Net assets beginning of period	4,678,930	4,638,084	37,014	0	8,974	4,070

Net assets end of period	$6,872,856	$4,678,930	$147,874	$37,014	$0	$8,974

Units issued during the period	99,466	91,646	12,990	4,464	189	1,287

Units redeemed during the period	(58,930)	(51,109)	(3,147)	(971)	(1,544)	(395)

Net units issued (redeemed) during period	40,536	40,537	9,843	3,493	(1,355)	892

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio		MONY Series Fund, Inc. Equity Income Portfolio
For the period November 3, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$2	$414	$1,167	$(129)	$(5)	$508	$475

0	(2,133)	7,812	(8,106)	(13,729)	(3,846)	334

(1)	22,698	(23,719)	19,827	(2,496)	13,991	(9,074)

1	20,979	(14,740)	11,592	(16,230)	10,653	(8,265)

519	1,684	1,684	10,501	24,604	9,475	15,356

0	1,700	0	0	(14,301)	1,700	0

(119)	(2,739)	(2,739)	(20,892)	(8,445)	(13,324)	(7,815)

400	645	(1,055)	(10,391)	1,858	(2,149)	7,541

401	21,624	(15,795)	1,201	(14,372)	8,504	(724)

0	71,984	87,779	42,889	57,261	40,218	40,942

$401	$93,608	$71,984	$44,090	$42,889	$48,722	$40,218

52	84	44	229	501	247	328

(12)	(69)	(72)	(449)	(528)	(291)	(193)

40	15	(28)	(220)	(27)	(44)	135

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio		MONY Series Fund, Inc. Money Market Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$16,718	$8,004	$15,129	$7,989	$9,298	$22,270

Net realized gain (loss)	11,810	4,496	10,896	1,654	0	0

Net change in unrealized appreciation (depreciation)	(20,856)	16,282	(16,847)	14,866	0	0

Net increase (decrease) in net assets from operations	7,672	28,782	9,178	24,509	9,298	22,270

Contract transactions:

Payments received from contract owners	402,534	324,790	68,301	133,714	1,376,693	1,286,299

Transfers between subaccounts, net	(29,774)	110,461	(4,952)	44,258	(574,828)	66,645

Transfers for contract benefits and terminations	(205,555)	(124,698)	(56,489)	(43,819)	(778,594)	(296,704)

Net increase (decrease) from contract transactions	167,205	310,553	6,860	134,153	23,271	1,056,240

Net increase (decrease) in net assets	174,877	339,335	16,038	158,662	32,569	1,078,510

Net assets beginning of period	646,908	307,573	348,125	189,463	3,311,905	2,233,395

Net assets end of period	$821,785	$646,908	$364,163	$348,125	$3,344,474	$3,311,905

Units issued during the period	40,333	40,772	10,663	16,150	149,526	161,105

Units redeemed during the period	(23,623)	(13,639)	(9,866)	(5,625)	(143,976)	(58,778)

Net units issued (redeemed) during period	16,710	27,133	797	10,525	5,550	102,327

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio—Class O		Alger American Mid Cap Growth Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 20, 2003** through December 31, 2003	For the period October 21, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 26, 2002** through December 31, 2002

$34,849	$17,342	$(3)	$0	$670	$39	$(909)	$(205)

13,156	5,491	5	3	284	(368)	(1,193)	(1,476)

(20,217)	45,059	560	12	10,027	(500)	66,602	(11,789)

27,788	67,892	562	15	10,981	(829)	64,500	(13,470)

218,046	255,592	7,189	405	71,881	39,686	107,099	69,159

1,969	5,356	0	0	17,961	(28)	67,599	13,126

(122,546)	(99,323)	(289)	(65)	(16,469)	(6,659)	(31,027)	(11,193)

97,469	161,625	6,900	340	73,373	32,999	143,671	71,092

125,257	229,517	7,462	355	84,354	32,170	208,171	57,622

608,278	378,761	0	0	32,170	0	57,622	0

$733,535	$608,278	$7,462	$355	$116,524	$32,170	$265,793	$57,622

19,058	23,232	716	39	9,375	4,309	18,635	9,364

(10,122)	(9,427)	(33)	(6)	(2,074)	(773)	(3,426)	(1,748)

8,936	13,805	683	33	7,301	3,536	15,209	7,616

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Dreyfus Socially Responsible Growth Fund— Initial Class		Dreyfus Stock Index Portfolio—Initial Class		Dreyfus IP Small Cap Stock Index Portfolio—Service Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 30, 2003** through December 31, 2003

From operations:

Net investment income (loss)	$(693)	$(256)	$11,417	$8,322	$0

Net realized gain (loss)	(8,215)	(8,863)	(29,144)	(56,270)	0

Net change in unrealized appreciation (depreciation)	43,490	(28,960)	337,620	(202,111)	12

Net increase (decrease) in net assets from operations	34,582	(38,079)	319,893	(250,059)	12

Contract transactions:

Payments received from contract owners	70,506	92,074	506,909	589,290	402

Transfers between subaccounts, net	(4,114)	(990)	20,001	5,269	768

Transfers for contract benefits and terminations	(34,554)	(32,229)	(231,716)	(213,664)	(135)

Net increase (decrease) from contract transactions	31,838	58,855	295,194	380,895	1,035

Net increase (decrease) in net assets	66,420	20,776	615,087	130,836	1,047

Net assets beginning of period	118,570	97,794	1,016,822	885,986	0

Net assets end of period	$184,990	$118,570	$1,631,909	$1,016,822	$1,047

Units issued during the period	13,388	16,607	77,648	91,230	109

Units redeemed during the period	(7,480)	(6,611)	(35,982)	(38,508)	(13)

Net units issued (redeemed) during period	5,908	9,996	41,666	52,722	96

**	Commencement of operations

See notes to financial statements.

Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Contrafund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio—Service Class		Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund— Class 2
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period beginning November 6, 2003** through December 31, 2003	For the period beginning November 20, 2003** through December 31, 2003

$(3,841)	$(3,070)	$(2,181)	$339	$(60)	$229	$0	$0

(48,466)	(70,431)	(4,017)	(17,186)	(3,828)	(3,485)	2	0

285,688	(178,604)	183,276	(41,754)	37,468	(20,325)	4	38

233,381	(252,105)	177,078	(58,601)	33,580	(23,581)	6	38

327,846	418,627	234,803	279,615	54,003	65,676	452	1,262

10,604	(13,620)	17,983	(13,103)	7,683	839	0	0

(199,185)	(176,348)	(128,041)	(112,642)	(37,967)	(25,090)	(130)	(37)

139,265	228,659	124,745	153,870	23,719	41,425	322	1,225

372,646	(23,446)	301,823	95,269	57,299	17,844	328	1,263

670,188	693,634	567,676	472,407	101,196	83,352	0	0

$1,042,834	$670,188	$869,499	$567,676	$158,495	$101,196	$328	$1,263

61,023	73,018	32,115	37,183	9,312	9,941	42	122

(37,599)	(36,288)	(16,831)	(18,169)	(5,953)	(3,967)	(12)	(4)

23,424	36,730	15,284	19,014	3,359	5,974	30	118

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio		INVESCO VIF Health Sciences Portfolio
	For the period November 26, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$0	$29	$59	$(226)	$(53)

Net realized gain (loss)	0	(152)	(119)	(246)	(109)

Net change in unrealized appreciation (depreciation)	(0)	6,743	(1,733)	9,910	(1,430)

Net increase (decrease) in net assets from operations	(0)	6,620	(1,793)	9,438	(1,592)

Contract transactions:

Payments received from contract owners	85	19,731	18,151	37,268	20,923

Transfers between subaccounts, net	0	27	372	(496)	4,061

Transfers for contract benefits and terminations	(13)	(5,551)	(2,116)	(8,924)	(3,406)

Net increase (decrease) from contract transactions	72	14,207	16,407	27,848	21,578

Net increase (decrease) in net assets	72	20,827	14,614	37,286	19,986

Net assets beginning of period	0	14,614	0	19,986	0

Net assets end of period	$72	$35,441	$14,614	$57,272	$19,986

Units issued during the period	8	2,074	1,944	4,207	2,865

Units redeemed during the period	(1)	(591)	(233)	(1,131)	(398)

Net units issued (redeemed) during period	7	1,483	1,711	3,076	2,467

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class		Janus Aspen Series Capital Appreciation Portfolio— Institutional Class		Janus Aspen Series Capital Appreciation Portfolio— Service Class
For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002

$(97)	$(41)	$(3,970)	$(2,425)	$8,420	$8,039	$(1,248)	$(116)	$(137)	$(10)

(1,511)	(1,309)	(30,740)	(73,572)	(5,372)	(9,198)	(36,634)	(59,659)	(544)	(179)

6,357	(2,341)	224,103	(73,689)	61,583	(25,010)	169,083	(50,360)	10,169	(2,656)

4,749	(3,691)	189,393	(149,686)	64,631	(26,169)	131,201	(110,135)	9,488	(2,845)

16,250	16,738	298,048	510,138	170,903	230,162	259,698	319,433	48,912	34,545

0	(47)	8,305	(13,798)	14,825	11,082	(6,526)	(37,513)	1,886	(105)

(7,200)	(5,781)	(174,102)	(293,246)	(92,793)	(83,410)	(183,113)	(148,098)	(14,408)	(4,066)

9,050	10,910	132,251	203,094	92,935	157,834	70,059	133,822	36,390	30,374

13,799	7,219	321,644	53,408	157,566	131,665	201,260	23,687	45,878	27,529

7,219	0	492,821	439,413	429,475	297,810	626,902	603,215	27,529	0

$21,018	$7,219	$814,465	$492,821	$587,041	$429,475	$828,162	$626,902	$73,407	$27,529

2,336	1,917	86,138	150,520	22,735	31,254	46,985	58,173	5,390	3,579

(999)	(785)	(51,909)	(93,982)	(12,709)	(13,964)	(35,244)	(35,682)	(1,601)	(477)

1,337	1,132	34,229	56,538	10,026	17,290	11,741	22,491	3,789	3,102

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Flexible Income Portfolio—Service Class		Janus Aspen Series International Growth Portfolio—Service Class		Janus Aspen Series WorldWide Growth Portfolio—Institutional Class
	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$1,977	$586	$393	$119	$4,710	$3,320

Net realized gain (loss)	372	201	(2,515)	(931)	(63,218)	(69,523)

Net change in unrealized appreciation (depreciation)	245	874	35,023	(11,545)	270,849	(171,410)

Net increase (decrease) in net assets from operations	2,594	1,661	32,901	(12,357)	212,341	(237,613)

Contract transactions:

Payments received from contract owners	47,686	36,488	75,736	74,522	385,074	479,522

Transfers between subaccounts, net	41	(3,074)	4,840	183	(30,168)	(19,431)

Transfers for contract benefits and terminations	(9,552)	(4,112)	(26,443)	(8,505)	(188,923)	(175,801)

Net increase (decrease) from contract transactions	38,175	29,302	54,133	66,200	165,983	284,290

Net increase (decrease) in net assets	40,769	30,963	87,034	53,843	378,324	46,677

Net assets beginning of period	30,963	0	53,843	0	807,216	760,539

Net assets end of period	$71,732	$30,963	$140,877	$53,843	$1,185,540	$807,216

Units issued during the period	4,358	4,132	9,583	7,763	81,897	92,303

Units redeemed during the period	(932)	(1,277)	(3,143)	(1,033)	(49,112)	(40,643)

Net units issued (redeemed) during period	3,426	2,855	6,440	6,730	32,785	51,660

**	Commencement of operations

See notes to financial statements.

Lord Abbett Bond-Debenture Portfolio—Class VC		Lord Abbett Growth and Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid Cap Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 27, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002

$2,604	$372	$1,079	$232	$437	$198	$(396)	$(92)

928	64	(236)	(611)	3,054	(371)	(3,071)	(1,719)

3,955	337	73,948	(5,323)	59,223	(2,109)	23,371	(5,544)

7,487	773	74,791	(5,702)	62,714	(2,282)	19,904	(7,355)

54,997	24,177	179,383	89,444	142,497	44,872	65,851	44,285

466	131	113,801	2,719	100,982	27,873	562	228

(8,926)	(2,538)	(40,021)	(9,668)	(27,409)	(5,987)	(20,338)	(9,118)

46,537	21,770	253,163	82,495	216,070	66,758	46,075	35,395

54,024	22,543	327,954	76,793	278,784	64,476	65,979	28,040

22,543	0	76,793	0	64,476	0	28,040	0

$76,567	$22,543	$404,747	$76,793	$343,260	$64,476	$94,019	$28,040

4,933	2,353	32,889	10,700	25,700	8,233	8,937	5,681

(793)	(247)	(4,651)	(1,252)	(2,995)	(950)	(2,714)	(1,366)

4,140	2,106	28,238	9,448	22,705	7,283	6,223	4,315

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio—Initial Class		MFS Utilities Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(378)	$(115)	$1,066	$(49)	$532	$46

Net realized gain (loss)	(987)	(588)	(339)	(410)	(59)	(48)

Net change in unrealized appreciation (depreciation)	21,541	(6,441)	19,343	17	9,929	(333)

Net increase (decrease) in net assets from operations	20,176	(7,144)	20,070	(442)	10,402	(335)

Contract transactions:

Payments received from contract owners	51,408	41,008	99,968	93,095	34,005	11,093

Transfers between subaccounts, net	6,975	8,094	21,181	(12,681)	5,686	0

Transfers for contract benefits and terminations	(14,943)	(6,672)	(23,729)	(7,530)	(4,814)	(2,362)

Net increase (decrease) from contract transactions	43,440	42,430	97,420	72,884	34,877	8,731

Net increase (decrease) in net assets	63,616	35,286	117,490	72,442	45,279	8,396

Net assets beginning of period	35,286	0	72,442	0	8,396	0

Net assets end of period	$98,902	$35,286	$189,932	$72,442	$53,675	$8,396

Units issued during the period	7,062	5,546	12,163	9,900	4,354	1,216

Units redeemed during the period	(1,819)	(821)	(2,565)	(2,314)	(726)	(249)

Net units issued (redeemed) during period	5,243	4,725	9,598	7,586	3,628	967

**	Commencement of operations

See notes to financial statements.

UIF Emerging Markets Equity Portfolio—Class I		UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class
For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 28, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 26, 2002** through December 31, 2002	For the period October 7, 2003** through December 31, 2003	For the period November 6, 2003** through December 31, 2003

$(205)	$(93)	$(72)	$29	$(730)	$1,867	$(1)	$0

(149)	(227)	(256)	(56)	(570)	654	2	1

16,663	(4,386)	4,163	(353)	41,432	(4,784)	226	34

16,309	(4,706)	3,835	(380)	40,132	(2,263)	227	35

17,353	33,842	12,271	4,589	111,135	58,759	3,379	1,049

3,164	12	4,313	463	(313)	17,783	0	0

(7,828)	(4,431)	(3,169)	(855)	(21,503)	(6,398)	(216)	(154)

12,689	29,423	13,415	4,197	89,319	70,144	3,163	895

28,998	24,717	17,250	3,817	129,451	67,881	3,390	930

24,717	0	3,817	0	67,881	0	0	0

$53,715	$24,717	$21,067	$3,817	$197,332	$67,881	$3,390	$930

2,145	3,422	1,998	569	10,810	8,118	325	101

(805)	(485)	(471)	(107)	(2,578)	(905)	(24)	(15)

1,340	2,937	1,527	462	8,232	7,213	301	86

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PBHG Mid-Cap Portfolio		PBHG Select Value Portfolio
	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(921)	$(242)	$787	$70

Net realized gain (loss)	(477)	(3,702)	(761)	384

Net change in unrealized appreciation (depreciation)	54,298	(4,107)	7,494	(1,164)

Net increase (decrease) in net assets from operations	52,900	(8,051)	7,520	(710)

Contract transactions:

Payments received from contract owners	147,361	98,551	38,319	28,183

Transfers between subaccounts, net	10,829	(1,715)	1,544	(7,563)

Transfers for contract benefits and terminations	(33,164)	(11,187)	(8,354)	(3,455)

Net increase (decrease) from contract transactions	125,026	85,649	31,509	17,165

Net increase (decrease) in net assets	177,926	77,598	39,029	16,455

Net assets beginning of period	77,598	0	16,455	0

Net assets end of period	$255,524	$77,598	$55,484	$16,455

Units issued during the period	17,025	11,801	4,892	3,186

Units redeemed during the period	(3,788)	(2,783)	(1,084)	(1,123)

Net units issued (redeemed) during period	13,237	9,018	3,808	2,063

**	Commencement of operations

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class		PIMCO Real Return Portfolio— Administrative Class		PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class
For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002

$1,220	$505	$5,002	$1,794	$4,108	$2,114

2,901	447	13,188	2,026	(2,835)	(3,909)

7,774	4,713	5,335	4,625	61,159	(15,974)

11,895	5,665	23,525	8,445	62,432	(17,769)

74,852	38,419	264,225	106,630	189,845	176,315

(346)	17,709	48,027	41,917	5,133	3,686

(19,860)	(4,947)	(47,853)	(17,641)	(60,088)	(28,171)

54,646	51,181	264,399	130,906	134,890	151,830

66,541	56,846	287,924	139,351	197,322	134,061

56,846	0	139,351	0	134,061	0

$123,387	$56,846	$427,275	$139,351	$331,383	$134,061

6,626	5,354	30,979	16,520	21,440	20,701

(2,199)	(470)	(8,453)	(4,283)	(6,633)	(4,406)

4,427	4,884	22,526	12,237	14,807	16,295

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY‘s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (MONY Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life, collectively, the Variable Life Insurance Policies. These policies are issued by MONY.

There are sixty-one MONY Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, INVESCO Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Fund, AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, Fidelity Variable Insurance Products, Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Dreyfus Investment Portfolios, The Universal Institutional Funds, or Janus Aspen Series (collectively, the “Funds). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than for each Variable Life Insurance Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or unit values of the Variable Life Insurance Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the Policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies (continued)

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2003 aggregated $7,156,247.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% to 0.75% of average daily net assets of each of the MONY Variable Life subaccounts.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY Life Insurance Company of America (“MONY America”), a wholly-owned subsidiary of MONY, receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2003, MONY received $13,628 in aggregate from certain Funds in connection with MONY Life subaccounts.

MONY America acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

On September 17, 2003, The MONY Group, Inc. (“MONY Group,” the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY Variable Account L Subaccounts	Cost of Shares Acquired	Proceeds from Shares Redeemed

Enterprise Balanced Portfolio	$8,222	$1,906

Enterprise Capital Appreciation Portfolio	281,578	84,766

Enterprise Equity Portfolio	1,014,761	827,292

Enterprise Emerging Countries Portfolio	12,237	10,820

Enterprise Equity Income Portfolio	174,423	46,149

Enterprise Growth and Income Portfolio	434,285	161,461

Enterprise Growth Portfolio	827,106	168,469

Enterprise Global Socially Responsive Portfolio	23,903	8,964

Enterprise High-Yield Portfolio	144,542	130,715

Enterprise International Growth Portfolio	13,122	246,193

Enterprise Mid-Cap Growth Portfolio	5,212	1,958

Enterprise Multi-Cap Growth Portfolio	213,152	83,621

Enterprise Managed Portfolio	1,046,235	1,054,030

Enterprise Small Company Growth Portfolio	265,975	84,514

Enterprise Small Company Value Portfolio	1,025,480	663,843

Enterprise Total Return Portfolio	123,426	17,385

Enterprise WorldWide Growth Portfolio	837	244

Enterprise Short Duration Bond Portfolio	451	51

MONY Series Fund, Inc. Diversified Portfolio	3,385	3,259

MONY Series Fund, Inc. Equity Growth Portfolio	7,411	18,083

MONY Series Fund, Inc. Equity Income Portfolio	8,379	10,804

MONY Series Fund, Inc. Government Securities Portfolio	373,445	211,595

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	122,739	118,688

MONY Series Fund, Inc. Money Market Portfolio	1,346,154	1,344,160

MONY Series Fund, Inc. Long Term Bond Portfolio	189,698	97,255

AIM Basic Value Fund—Series I	7,131	236

AIM Mid Cap Core Equity Fund—Series I	399	59

Alger American Balanced Portfolio—Class O	81,342	8,374

Alger American Mid Cap Growth Portfolio—Class O	159,471	16,739

Dreyfus Socially Responsible Growth Fund—Initial Class	54,939	24,047

Dreyfus Stock Index Portfolio—Initial Class	401,410	114,778

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	1,107	73

Fidelity VIP Growth Portfolio—Service Class	264,290	130,712

Fidelity VIP II Contrafund Portfolio—Service Class	198,094	78,099

Fidelity VIP III Growth Opportunities Portfolio—Service Class	49,533	26,654

Franklin Income Securities Fund—Class 2	444	122

Franklin Rising Dividends Securities Fund—Class 2	1,239	14

Franklin Zero Coupon 2010 Fund—Class 2	73	0

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY Variable Account L Subaccounts	Cost of Shares Acquired	Proceeds from Shares Redeemed

INVESCO VIF Financial Services Portfolio	$16,141	$2,075

INVESCO VIF Health Sciences Portfolio	31,367	3,755

INVESCO VIF Telecommunications Portfolio	15,225	6,276

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	228,567	100,555

Janus Aspen Series Balanced Portfolio—Institutional Class	162,914	73,315

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	196,077	131,108

Janus Aspen Series Capital Appreciation Portfolio—Service Class	44,412	8,304

Janus Aspen Series Flexible Income Portfolio—Service Class	42,396	4,544

Janus Aspen Series International Growth Portfolio—Service Class	67,302	13,758

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	299,455	139,986

Lord Abbett Bond-Debenture Portfolio—Class VC	49,773	3,535

Lord Abbett Growth and Income Portfolio—Class VC	272,038	20,219

Lord Abbett Mid-Cap Value Portfolio—Class VC	231,473	16,582

MFS Mid-Cap Growth Portfolio—Initial Class	55,400	9,736

MFS New Discovery Portfolio—Initial Class	49,724	6,680

MFS Total Return Portfolio—Initial Class	106,689	10,071

MFS Utilities Portfolio—Initial Class	38,186	3,511

UIF Emerging Markets Equity Portfolio—Class I	16,954	4,483

UIF Global Value Equity Portfolio—Class I	15,438	2,098

UIF U.S. Real Estate Portfolio—Class I	104,194	15,638

Oppenheimer Global Securities Portfolio—Service Class	3,276	115

Oppenheimer Main Street Portfolio—Service Class	950	55

PBHG Mid-Cap Portfolio	139,646	15,581

PBHG Select Value Portfolio	34,512	3,222

PIMCO Global Bond Portfolio—Administrative Class	69,319	15,234

PIMCO Real Return Portfolio—Administrative Class	333,769	71,284

PIMCO StocksPLUS Growth and Income Portfolio—Administrative Class	158,744	25,253

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Life Insurance Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (6)	0	$8.25 to 9.14	$0	16.67	%(^)	0.35%(^) to 0.65	%(^)	(2.25)% to (2.24)%

Enterprise Capital Appreciation Portfolio	96,262	8.02 to 8.08	798	0.00		0.35 to 0.75		32.03 to 32.56

Enterprise Equity Portfolio	763,614	8.71 to 12.73	8,815	0.00		0.35 to 0.75		51.73 to 52.27

Enterprise Emerging Countries Portfolio (6)	0	7.81	0	0.00		0.65	(^)	(1.88)

Enterprise Equity Income Portfolio	36,536	9.95 to 10.41	368	1.57		0.35 to 0.75		25.79 to 26.18

Enterprise Growth and Income Portfolio	197,771	8.03 to 8.15	1,655	1.09		0.35 to 0.75		26.66 to 27.15

Enterprise Growth Portfolio	271,410	7.49 to 7.49	2,131	0.46		0.35 to 0.75		16.12 to 16.49

Enterprise Global Socially Responsive Portfolio	3,854	10.49 to 10.95	42	0.38		0.35 to 0.65		25.86 to 26.23

Enterprise High-Yield Portfolio	70,854	12.51 to 15.06	1,019	2.56		0.35 to 0.75		21.75 to 22.29

Enterprise International Growth Portfolio	171,305	6.35 to 10.32	1,642	0.49		0.35 to 0.75		29.97 to 30.39

Enterprise Mid Cap Growth Portfolio (6)	0	5.35 to 7.07	0	0.00		0.35(^) to 0.65	(^)	(2.90) to (2.88)

Enterprise Multi-Cap Growth Portfolio	122,954	5.04 to 7.59	713	0.00		0.35 to 0.75		33.63 to 34.04

Enterprise Managed Portfolio	718,620	8.40 to 12.73	8,857	1.19		0.35 to 0.75		20.09 to 20.52

Enterprise Small Company Growth Portfolio	81,966	9.05 to 9.68	759	0.00		0.35 to 0.75		22.07 to 22.63

Enterprise Small Company Value Portfolio	312,903	11.65 to 26.05	6,873	0.11		0.35 to 0.75		36.39 to 37.06

Enterprise Total Return Portfolio	13,336	11.00 to 11.12	148	3.06		0.35 to 0.65		4.91 to 5.26

Enterprise WorldWide Growth Portfolio (6)	0	6.20	0	0.00		0.65	(^)	(5.92)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003				For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)		Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Short Duration Bond Portfolio (1)	40	$10.03	$0	(^^)	2.97	%(^)	0.35	%(^)	0.30%

MONY Series Fund, Inc. Diversified Portfolio	2,058	45.49	94		1.12		0.60		29.09

MONY Series Fund, Inc. Equity Growth Portfolio	807	54.65	44		0.30		0.60		30.87

MONY Series Fund, Inc. Equity Income Portfolio	906	53.77	49		1.79		0.60		26.97

MONY Series Fund, Inc. Government Securities Portfolio	68,455	10.60 to 13.81	822		2.88		0.35 to 0.75		0.95 to 1.34

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	26,224	11.79 to 14.56	364		4.77		0.35 to 0.75		2.46 to 2.88

MONY Series Fund, Inc. Money Market Portfolio	307,495	10.11 to 12.53	3,344		0.88		0.35 to 0.75		0.16 to 0.60

MONY Series Fund, Inc. Long Term Bond Portfolio	50,925	11.23 to 15.97	734		5.77		0.35 to 0.75		3.97 to 4.37

AIM Basic Value Fund—Series I (7)	683	10.93	7		0.06	(^)	0.35	(^)	9.30

AIM Mid Cap Core Equity Fund—Series I (8)	33	10.68	0	(^^)	0.00		0.35	(^)	6.80

Alger American Balanced Portfolio—Class O	10,836	10.70 to 10.78	117		1.62		0.35 to 0.65		18.33 to 18.63

Alger American Mid Cap Growth Portfolio—Class O	22,824	10.99 to 11.22	266		0.00		0.35 to 0.65		46.86 to 47.32

Dreyfus Socially Responsible Growth Fund—Initial Class	29,883	5.98 to 7.56	185		0.13		0.35 to 0.75		25.17 to 25.63

Dreyfus Stock Index Portfolio—Initial Class	202,873	7.82 to 8.11	1,632		1.55		0.35 to 0.75		27.36 to 27.92

Dreyfus IP Small Cap Stock Index Portfolio—Service Class (9)	96	10.90	1		0.00		0.35	(^)	9.00

Fidelity VIP Growth Portfolio—Service Class	153,820	6.85 to 6.99	1,043		0.18		0.35 to 0.75		31.73 to 32.39

Fidelity VIP II Contrafund Portfolio—Service Class	91,087	9.40 to 9.46	869		0.33		0.35 to 0.75		27.37 to 27.84

Fidelity VIP III Growth Opportunities Portfolio—Service Class	20,004	7.42 to 9.25	158		0.56		0.35 to 0.75		28.65 to 29.27

Franklin Income Securities Fund—Class 2 (2)	30	10.85	0	(^^)	0.00		0.35	(^)	8.50

Franklin Rising Dividends Securities Fund—Class 2 (3)	118	10.73	1		0.00		0.35	(^)	7.30

Franklin Zero Coupon 2010 Fund—Class 2 (4)	7	10.05	0	(^^)	0.00		0.35	(^)	0.50

INVESCO VIF Financial Services Portfolio	3,195	10.76 to 11.21	35		0.67		0.35 to 0.65		28.70 to 29.02

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

INVESCO VIF Health Sciences Portfolio	5,543	$10.29	$57	0.00%	0.65%		27.04%

INVESCO VIF Telecommunications Portfolio	2,469	8.51	21	0.00	0.65		33.39

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	190,938	3.56 to 7.71	814	0.00	0.35 to 0.75		34.09 to 34.85

Janus Aspen Series Balanced Portfolio—Institutional Class	58,950	10.14 to 10.29	587	2.33	0.35 to 0.75		13.20 to 13.68

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	128,029	5.83 to 6.47	828	0.49	0.35 to 0.	65	19.59 to 19.96

Janus Aspen Series Capital Appreciation Portfolio—Service Class	6,891	11.04 to 10.69	73	0.28	0.35 to 0.65		19.44 to 19.79

Janus Aspen Series Flexible Income Portfolio—Service Class	6,281	11.43 to 11.62	72	4.48	0.35 to 0.65		5.54 to 5.83

Janus Aspen Series International Growth Portfolio—Service Class	13,169	10.62 to 10.70	141	1.02	0.35 to 0.65		33.75 to 34.09

Janus Aspen Series Worldwide Growth Portfolio—Institutional Class	204,216	5.63 to 6.14	1,186	1.15	0.35 to 0.65		23.19 to 23.54

Lord Abbett Bond-Debenture Portfolio—Class VC	6,246	12.25 to 12.56	77	5.56	0.35 to 0.65		17.27 to 17.56

Lord Abbett Growth and Income Portfolio—Class VC	37,685	10.57 to 10.83	405	1.00	0.35 to 0.65		30.17 to 30.66

Lord Abbett Mid-Cap Value Portfolio— Class VC	29,990	11.04 to 12.08	343	0.78	0.35 to 0.65		24.04 to 24.41

MFS Mid-Cap Growth Portfolio—Initial Class	10,538	8.85	94	0.00	0.65		36.15

MFS New Discovery Portfolio—Initial Class	9,967	9.76 to 10.43	99	0.00	0.35 to 0.65		32.79 to 33.21

MFS Total Return Portfolio—Initial Class	17,184	10.73 to 11.09	190	1.48	0.35 to 0.65		15.64 to 16.00

MFS Utilities Portfolio—Initial Class	4,595	11.72	54	2.35	0.65		35.02

UIF Emerging Markets Equity Portfolio—Class I	4,277	12.10 to 12.70	54	0.00	0.35 to 0.65		48.71 to 49.20

UIF Global Value Equity Portfolio—Class I	1,988	10.59	21	0.00	0.65		28.05

UIF U.S. Real Estate Portfolio—Class I	15,443	12.44 to 13.23	197	0.00	0.35 to 0.65		36.67 to 37.00

Oppenheimer Global Securities Portfolio—Service Class (5)	301	11.25	3	0.00	0.35	(^)	12.50

Oppenheimer Main Street Portfolio—Service Class (2)	86	10.79	1	0.00	0.35	(^)	7.90

PBHG Mid-Cap Portfolio	22,256	11.26 to 11.54	256	0.00	0.35 to 0.65		33.41 to 33.89

PBHG Select Value Portfolio	5,871	9.37	55	3.01	0.65		17.42

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

PIMCO Global Bond Portfolio—Administrative Class	9,312	$12.97 to $13.53	$123	2.05%	0.35% to 0.65%	13.70% to 14.07%

PIMCO Real Return Portfolio—Administrative Class	34,773	11.93 to 12.45	427	2.19	0.35 to 0.65	8.17 to 8.45

PIMCO StocksPLUS Growth and Income Portfolio—Administrative Class	31,103	10.41 to 10.70	331	2.33	0.35 to 0.65	29.54 to 29.96

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the Subaccount.
(^)	Annualized.
(^^)	Amounts round to less than one thousand.
(1)	For the period November 3, 2003 (commencement of operations) through December 31, 2003.
(2)	For the period November 6, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period November 20, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period November 26, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period October 7, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(7)	For the period October 20, 2003 (commencement of operations) through December 31, 2003.
(8)	For the period October 21, 2003 (commencement of operations) through December 31, 2003.
(9)	For the period October 30, 2003 (commencement of operations) through December 31, 2003.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,027	$41.76	$43	0.59%	0.60%	(23.15)%

Equity Income Subaccount	950	42.35	40	1.70	0.60	(15.65)

Intermediate Term Bond Subaccount	544	28.59	16	2.91	0.60	8.67

Long Term Bond Subaccount	626	36.08	23	3.97	0.60	13.39

Diversified Subaccount	2,043	35.24	72	2.07	0.60	(16.87)

Money Market Subaccount	877	20.69	18	1.49	0.60	0.93

MONY Equity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Subaccount	22,488	13.68	308	2.82	0.75	5.80

Intermediate Term Bond Subaccount	13,508	14.21	192	3.32	0.75	8.56

Long Term Bond Subaccount	22,745	15.36	349	4.32	0.75	13.27

Money Market Subaccount	53,939	12.51	675	1.48	0.75	0.72

Enterprise Accumulation Trust

Equity Subaccount	585,851	8.39	4,913	0.00	0.75	(29.91)

Small Company Value Subaccount	216,070	19.10	4,127	0.37	0.75	(9.91)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Managed Subaccount	652,248	$10.60	$6,916	0.95%	0.75%	(21.83)%

International Growth Subaccount	133,659	7.94	1,061	0.68	0.75	(20.04)

High Yield Bond Subaccount	51,078	12.37	632	8.66	0.75	0.73

Growth Subaccount	33,150	6.45	214	0.41	0.75	(23.76)

Growth and Income Subaccount	68,556	6.34	435	1.22	0.75	(26.54)

Capital Appreciation Subaccount	15,482	6.12	95	0.00	0.75	(17.52)

Balanced Subaccount	149	8.47	1	2.10	0.75	(7.73)

Equity Income Subaccount	638	7.91	5	1.66	0.75	(15.40)

Multi-Cap Growth Subaccount	1,337	5.68	8	0.00	0.75	(35.16)

Small Company Growth Subaccount	3,613	7.93	29	0.00	0.75	(24.55)

Mid-Cap Growth Subaccount	1,874	6.50	12	0.00	0.75	(31.51)

Worldwide Growth Subaccount	57	7.42	426	0.00	0.75	(25.87)

Emerging Countries Subaccount	0	0	0	0.00	0.75	(21.50)

Dreyfus

Dreyfus Stock Index Subaccount	26,426	6.14	162	1.42	0.75	(22.56)

Dreyfus Socially Responsible Growth Subaccount	154	6.04	1	0.21	0.75	(29.52)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	35,429	5.20	184	0.13	0.75	(30.76)

VIP II Contrafund Subaccount	18,390	7.38	136	0.64	0.75	(10.11)

VIP III Growth Opportunities Subaccount	251	7.19	2	0.80	0.75	(22.44)

Janus Aspen Series

Aggressive Growth Subaccount	729	5.75	4	0.00	0.75	(28.48)

Balanced Subaccount	4,496	9.09	41	4.15	0.75	(7.15)

Capital Appreciation Subaccount	46,743	5.41	253	0.60	0.75	(16.25)

Worldwide Growth Subaccount	51,123	4.57	234	1.00	0.75	(26.17)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,054	$54.34	$57	0.00%	0.60%	(19.79)%

Equity Income Subaccount	815	50.21	41	1.71	0.60	(11.52)

Intermediate Term Bond Subaccount	295	26.31	8	5.27	0.60	7.87

Long Term Bond Subaccount	478	31.82	15	5.16	0.60	5.68

Diversified Subaccount	2,071	42.39	88	1.13	0.60	(15.93)

Money Market Subaccount	2,246	20.50	46	3.44	0.60	3.17

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

	At December 31, 2001					For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units		Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Government Securities Subaccount	16,863		12.93	218		4.35		0.75		5.81

Intermediate Term Bond Subaccount	9,128		13.09	119		4.84		0.75		7.74

Long Term Bond Subaccount	21,528		13.56	292		4.92		0.75		5.53

Money Market Subaccount	40,522		12.42	503		3.59		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	532,023		11.97	6,370		0.00		0.75		(19.45)

Small Company Value Subaccount	204,616		21.20	4,339		0.26		0.75		4.33

Managed Subaccount	631,443		13.56	8,562		2.19		0.75		(11.83)

International Growth Subaccount	117,820		9.93	1,170		0.68		0.75		(28.41)

High Yield Bond Subaccount	48,673		12.28	598		8.85		0.75		5.14

Growth Subaccount	28,653		8.46	243		0.48		0.75		(13.23)

Growth and Income Subaccount	65,041		8.63	561		0.89		0.75		(12.56)

Capital Appreciation Subaccount	11,976		7.42	89		0.70		0.75		(19.78)

Balanced Subaccount (1)	0	(^^)	9.18	0	(^^^)	4.18	(^)	0.75	(^)	(8.20)

Equity Income Subaccount (2)	231		9.35	2		1.66	(^)	0.75	(^)	(6.50)

Multi-Cap Growth Subaccount (3)	572		8.76	5		0.00	(^)	0.75	(^)	(12.40)

Small Company Growth Subaccount (4)	476		10.51	5		0.00	(^)	0.75	(^)	5.10

Mid-Cap Growth Subaccount (4)	379		9.49	4		0.00	(^)	0.75	(^)	(5.10)

Worldwide Growth Subaccount (5)	0	(^^)	10.01	0	(^^^)	0.00	(^)	0.75	(^)	0.10

Dreyfus

Dreyfus Stock Index Subaccount	19,709		7.96	157		0.51		0.75		(12.91)

Dreyfus Socially Responsible Growth Subaccount (6)	44		8.57	0	(^^^)	0.00	(^)	0.75	(^)	(14.30)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	26,701		7.51	200		0.00		0.75		(18.37)

VIP II Contrafund Subaccount	13,866		8.21	114		0.59		0.75		(13.03)

VIP III Growth Opportunities Subaccount (6)	199		9.27	2		0.00	(^)	0.75	(^)	(7.30)

Janus Aspen Series

Aggressive Growth Subaccount (6)	413		8.04	3		0.00	(^)	0.75	(^)	(19.60)

Balanced Subaccount (5)	1,435		9.79	14		4.93	(^)	0.75	(^)	(2.10)

Capital Appreciation Subaccount	39,919		6.46	258		1.34		0.75		(22.36)

Worldwide Growth Subaccount	38,546		6.19	238		0.53		0.75		(23.01)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized.
(^^)	Amounts round to less than one.
(^^^)	Amounts round to less than one thousand.
(1)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 19, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 18, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period August 8, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 13, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	11,293	$12.37	$140	2.26%		0.35%		8.70%

Long Term Bond Subaccount	12,772	13.21	169	2.50		0.35		13.39

Government Securities Subaccount	17,384	12.31	214	1.41		0.35		5.94

Money Market Subaccount	96,370	10.80	1,041	0.97		0.35		0.93

Enterprise Accumulation Trust

Equity Subaccount	132,826	4.82	641	0.00		0.35		(29.84)

Small Company Value Subaccount	38,844	10.00	389	0.26		0.35		(9.75)

Managed Subaccount	46,292	7.19	333	0.66		0.35		(21.59)

International Growth Subaccount	22,624	5.22	118	0.46		0.35		(19.94)

High Yield Bond Subaccount	15,634	10.50	164	5.40		0.35		0.96

Growth Subaccount	105,572	6.46	682	0.27		0.35		(23.74)

Growth and Income Subaccount	81,345	6.51	530	0.81		0.35		(26.36)

Small Company Growth Subaccount	42,606	7.36	313	0.00		0.35		(24.36)

Equity Income Subaccount	15,612	7.85	123	0.84		0.35		(15.23)

Capital Appreciation Subaccount	48,771	6.36	310	0.00		0.35		(17.30)

Multi-Cap Growth Subaccount	83,320	4.16	346	0.00		0.35		(34.90)

Balanced Subaccount	11,429	8.44	96	1.35		0.35		(11.34)

Emerging Countries Subaccount	537	7.96	4	0.13		0.35		(17.17)

Worldwide Growth Subaccount	1,298	6.59	9	0.00		0.35		(25.11)

Mid-Cap Growth Subaccount	5,215	5.51	29	0.00		0.35		(31.38)

Total Return Subaccount (1)	21	10.46	0	1.92	(^)	0.35	(^)	4.60

Dreyfus

Dreyfus Stock Index Subaccount	119,048	6.34	755	0.92		0.35		(22.78)

Dreyfus Socially Responsible Growth Subaccount	19,929	4.97	99	0.18		0.35		(29.40)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	79,727	5.09	406	0.08		0.35		(30.56)

VIP II Contrafund Subaccount	49,502	7.55	374	0.40		0.35		(9.90)

VIP III Growth Opportunities Subaccount	13,189	6.14	81	0.47		0.35		(22.38)

Janus Aspen Series

Aggressive Growth Subaccount	141,118	3.18	449	0.00		0.35		(28.38)

Balanced Subaccount	38,530	8.72	336	1.71		0.35		(6.94)

Capital Appreciation Subaccount	60,226	5.46	329	0.38		0.35		(16.13)

Worldwide Growth Subaccount	103,472	4.73	490	0.64		0.35		(25.98)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Mid Cap Growth Subaccount (2)	1,148	$7.64	$9	0.00%		0.35	%(^)	(23.60)%

Lord Abbett Series Funds

Growth and Income Subaccount (3)	1,005	8.32	8	0.92	(^)	0.35	(^)	(16.80)

Mid-Cap Value Subaccount (2)	3,695	8.69	32	0.77	(^)	0.35	(^)	(13.10)

The Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (3)	1,536	9.08	14	4.42	(^)	0.35	(^)	(9.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (3)	1,866	11.33	21	1.42	(^)	0.35	(^)	13.30

Real Return Subaccount (2)	4,960	11.20	56	2.16	(^)	0.35	(^)	12.00

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	5,383	11.38	61	2.71		0.35		8.17

Long Term Bond Subaccount	5,166	11.65	60	3.22		0.35		5.91

Government Securities Subaccount	7,316	11.62	85	1.52		0.35		6.22

Money Market Subaccount	121,626	10.70	1,301	3.02		0.35		3.48

Enterprise Accumulation Trust

Equity Subaccount	93,665	6.87	643	0.00		0.35		(19.08)

Small Company Value Subaccount	22,978	11.08	255	0.31		0.35		4.82

Managed Subaccount	31,845	9.17	292	2.72		0.35		(11.49)

International Growth Subaccount	14,206	6.52	93	0.82		0.35		(28.04)

High Yield Bond Subaccount	7,695	10.40	80	8.81		0.35		5.48

Growth Subaccount	70,201	8.47	594	0.56		0.35		(12.86)

Growth and Income Subaccount	53,806	8.84	476	1.16		0.35		(12.21)

Small Company Growth Subaccount	29,439	9.73	287	0.00		0.35		(4.23)

Equity Income Subaccount	9,356	9.26	87	1.30		0.35		(11.05)

Capital Appreciation Subaccount	33,465	7.69	257	0.74		0.35		(19.39)

Multi-Cap Growth Subaccount	60,270	6.39	385	0.00		0.35		(17.34)

Balanced Subaccount	6,380	9.52	61	2.07		0.35		(4.13)

Emerging Countries Subaccount (4)	169	9.61	2	0.00	(^)	0.35	(^)	(3.90)

Worldwide Growth Subaccount (4)	463	8.80	4	0.00	(^)	0.35	(^)	(12.00)

Mid-Cap Growth Subaccount (4)	1,466	8.03	12	0.00	(^)	0.35	(^)	(19.70)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	78,584	$8.21	$645	1.28%	0.35%	(12.57)%

Dreyfus Socially Responsible Growth Subaccount	11,748	7.04	83	0.09	0.35	(22.89)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	57,776	7.33	423	0.00	0.35	(18.01)

VIP II Contrafund Subaccount	37,789	8.38	317	0.51	0.35	(12.62)

VIP III Growth Opportunities Subaccount	8,012	7.91	63	0.16	0.35	(14.76)

Janus Aspen Series

Aggressive Growth Subaccount	90,311	4.44	401	0.00	0.35	(39.76)

Balanced Subaccount	26,527	9.37	249	3.19	0.35	(5.07)

Capital Appreciation Subaccount	46,253	6.51	301	1.41	0.35	(21.94)

Worldwide Growth Subaccount	71,160	6.39	455	0.59	0.35	(22.73)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period June 12, 2002 (commencement of operations) through December 31, 2002
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002
(3)	For the period May 31, 2002 (commencement of operations) through December 31, 2002
(4)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	3,008	$9.11	$27	0.84%	0.65%	(8.90)%

Mid Cap Growth Subaccount (2)	5,358	7.57	41	0.00	0.65	(24.30)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	2,679	8.53	23	1.88	0.65	(14.70)

Growth and Income Subaccount (4)	8,201	7.92	65	2.01	0.65	(20.80)

Growth Subaccount (4)	13,686	8.00	109	0.61	0.65	(20.00)

Global Socially Responsive Subaccount (4)	1,385	8.70	12	0.50	0.65	(13.00)

Managed Subaccount (5)	1,521	8.35	13	1.58	0.65	(16.50)

Multi-Cap Growth Subaccount (3)	3,463	7.03	24	0.00	0.65	(29.70)

Small Company Growth Subaccount (4)	6,471	8.05	52	0.00	0.65	(19.50)

Small Company Value Subaccount (4)	10,407	9.34	97	0.67	0.65	(6.60)

Total Return Bond Subaccount (10)	3,459	10.60	37	3.52	0.65	6.00

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	925	8.71	8	1.44	0.65	(12.90)

Health Sciences Subaccount (4)	2,467	8.10	20	0.00	0.65	(19.00)

Telecommunications Subaccount (3)	1,132	6.38	7	0.00	0.65	(36.20)

Janus Aspen Series

Capital Appreciation Subaccount (5)	1,990	8.95	18	0.45	0.65	(10.50)

Flexible Income Subaccount (1)	2,536	10.83	27	4.92	0.65	8.30

International Growth Subaccount (1)	6,455	8.00	52	0.97	0.65	(20.00)

Lord Abbett Series Funds

Bond Debenture Subaccount (1)	2,017	10.71	22	3.98	0.65	7.10

Growth and Income Subaccount (6)	7,720	8.11	63	1.31	0.65	(18.90)

Mid-Cap Value Subaccount (7)	3,087	8.90	27	1.52	0.65	(11.00)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (3)	4,315	6.50	28	0.00	0.65	(35.00)

New Discovery Subaccount (3)	3,522	7.35	26	0.00	0.65	(26.50)

Total Return Subaccount (4)	6,621	9.59	64	0.51	0.65	(4.10)

Utilities Subaccount (3)	967	8.68	8	1.80	0.65	(13.20)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	9,287	10.51	98	0.12	0.65	5.10

Long Term Bond Subaccount (5)	4,206	11.09	47	0.05	0.65	10.90

Money Market Subaccount (8)	78,518	10.08	791	1.42	0.65	0.80

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (3)	2,063	$8.54	$18	0.00%	0.65%	(14.60)%

Global Value Equity Subaccount (9)	462	8.27	4	2.47	0.65	(17.30)

U.S. Real Estate Subaccount (2)	4,010	9.68	39	7.04	0.65	(3.20)

PBHG Insurance Series Fund

Mid-Cap Value Subaccount (4)	7,346	8.65	64	0.00	0.65	(13.50)

Select Value Subaccount (4)	2,063	7.98	16	1.85	0.65	(20.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	2,562	11.90	31	2.68	0.65	19.00

Real Return Subaccount (7)	5,050	11.51	58	4.48	0.65	15.10

StocksPlus Growth and Income Subaccount (5)	14,127	8.26	117	3.37	0.65	(17.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
^	Annualized
(1)	For the period February 21, 2002 (commencement of operations) through December 31, 2002
(2)	For the period February 26, 2002 (commencement of operations) through December 31, 2002
(3)	For the period February 15, 2002 (commencement of operations) through December 31, 2002
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002
(5)	For the period February 22, 2002 (commencement of operations) through December 31, 2002
(6)	For the period February 27, 2002 (commencement of operations) through December 31, 2002
(7)	For the period March 1, 2002 (commencement of operations) through December 31, 2002
(8)	For the period February 6, 2002 (commencement of operations) through December 31, 2002
(9)	For the period February 28, 2002 (commencement of operations) through December 31, 2002
(10)	For the period March 5, 2002 (commencement of operations) through December 31, 2002

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	528	$9.02	$5	1.46%	0.35%	(9.80)%

Mid-Cap Growth Subaccount (2)	1,110	7.46	8	0.00	0.35	(25.40)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	816	8.88	7	2.55	0.35	(11.20)

Growth and Income Subaccount (4)	809	7.91	6	2.18	0.35	(20.90)

Growth Subaccount (5)	319	9.44	3	1.75	0.35	(5.60)

Global Socially Responsive Subaccount (2)	811	8.31	7	0.67	0.35	(16.90)

Multi-Cap Growth Subaccount (2)	810	7.27	6	0.00	0.35	(27.30)

Small Company Growth Subaccount (2)	2,865	7.73	22	0.00	0.35	(22.70)

Small Company Value Subaccount (1)	747	8.50	6	0.89	0.35	(15.00)

INVESCO Variable Investment Fund

Financial Services Subaccount (2)	786	8.34	7	1.16	0.35	(16.60)

Janus Aspen Series

Capital Appreciation Subaccount (2)	1,112	8.74	10	0.51	0.35	(12.60)

Flexible Income Subaccount (1)	319	10.98	4	3.15	0.35	9.80

International Growth Subaccount (6)	275	7.92	2	1.19	0.35	(20.80)

Lord Abbett Series Funds

Bond Debenture Subaccount (7)	89	10.42	1	6.65	0.35	4.20

Growth and Income Subaccount (1)	708	8.09	6	1.05	0.35	(19.10)

Mid-Cap Value Subaccount (7)	501	9.71	5	1.63	0.35	(2.90)

MFS Variable Insurance Trust

New Discovery Subaccount (6)	1,203	7.83	9	0.00	0.35	(21.70)

Total Return Subaccount (2)	965	9.25	9	0.00	0.35	(7.50)

MONY Series Fund, Inc.

Government Securities Subaccount (6)	1,509	10.46	16	0.00	0.35	4.60

Long Term Bond Subaccount (8)	0	10.76	0	0.00	0.35	7.60

Money Market Subaccount	7,843	10.05	79	1.42	0.35	0.50

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (2)	874	8.11	7	0.00	0.35	(18.90)

U.S. Real Estate Subaccount (6)	1,667	9.08	15	7.60	0.35	(9.20)

PBHG Insurance Series Funds

Mid Cap Value Subaccount (6)	1,672	8.41	14	0.00	0.35	(15.90)

Select Value Subaccount (8)	0	10.18	0	0.00	0.35	1.80

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

PIMCO Variable Insurance Trust

Global Bond Subaccount (6)	456	$11.37	$5	2.73%	0.35%	13.70%

Real Return Subaccount (1)	2,219	11.51	26	3.94	0.35	15.10

StocksPlus Growth and Income Subaccount (1)	2,168	8.01	17	3.31	0.35	(19.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
****	Commencement of operations
^	Annualized
(1)	For the period April 3, 2002**** through December 31, 2002
(2)	For the period May 2, 2002**** through December 31, 2002
(3)	For the period July 5, 2002**** through December 31, 2002
(4)	For the period May 5, 2002**** through December 31, 2002
(5)	For the period September 10, 2002**** through December 31, 2002
(6)	For the period May 29, 2002**** through December 31, 2002
(7)	For the period August 21, 2002**** through December 31, 2002
(8)	For the period August 5, 2002**** through December 31, 2002

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002.

	At December 31, 2002				For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	79	$11.46	$1		3.33%		0.35%		8.94%

Long Term Bond Subaccount	1,639	12.79	21		4.58		0.35		13.59

Government Securities Subaccount	1,078	11.06	12		2.68		0.35		6.24

Money Market Subaccount	64,399	11.00	708		1.48		0.35		1.10

Enterprise Accumulation Trust

Equity Subaccount	11,200	5.72	64		0.00		0.35		(29.64)

Small Company Value Subaccount	6,299	9.53	60		0.40		0.35		(9.58)

Managed Subaccount	2,740	6.97	19		0.86		0.35		(21.50)

International Growth Subaccount	5,517	4.87	27		0.61		0.35		(19.64)

High Yield Bond Subaccount	1,888	10.23	19		8.60		0.35		1.09

Growth Subaccount	13,466	6.43	87		0.44		0.35		(23.45)

Growth and Income Subaccount	2,309	6.41	15		1.32		0.35		(26.24)

Small Company Growth Subaccount	3,764	7.38	28		0.00		0.35		(24.23)

Equity Income Subaccount	1,808	8.25	15		1.15		0.35		(15.04)

Capital Appreciation Subaccount	2,933	6.05	18		0.00		0.35		(17.24)

Multi-Cap Growth Subaccount	10,082	3.76	38		0.00		0.35		(34.84)

Balanced Subaccount	30	9.35	0	(^^)	1.81		0.35		(11.04)

Mid-Cap Growth Subaccount	194	7.28	1		0.00		0.35		(31.19)

Total Return Subaccount (1)	13	10.45	0	(^^)	3.35	(^)	0.35	(^)	4.50

Dreyfus

Dreyfus Stock Index Subaccount	15,730	6.34	100		1.45		0.35		(22.68)

Dreyfus Socially Responsible Growth Fund Subaccount	3,895	4.76	19		0.31		0.35		(29.17)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	15,240	5.28	81		0.12		0.35		(30.53)

VIP II Contrafund Subaccount	7,909	7.40	58		0.70		0.35		(9.65)

VIP III Growth Opportunities Subaccount	3,204	5.74	18		0.85		0.35		(22.22)

Janus Aspen Series

Aggressive Growth Subaccount	14,864	2.64	39		0.00		0.35		(28.26)

Balanced Subaccount	5,897	8.92	53		2.80		0.35		(6.79)

Capital Appreciation Subaccount	9,317	4.86	45		0.59		0.35		(15.92)

Worldwide Growth Subaccount	16,837	4.97	84		1.04		0.35		(25.71)

Lord Abbett Series Funds

Growth and Income Subaccount (1)	15	8.56	0	(^^)	1.94	(^)	0.35	(^)	(14.40)

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	8	11.00	0	(^^)	2.88	(^)	0.35	(^)	10.00

(^)	Annualized
(^^)	Amounts round to less than one thousand
(1)	For the period June 17, 2002 (commencement of operations) through December 31, 2002.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001.

	At December 31, 2001				For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	93	$10.52	$1		0.00	%(^)	0.35	%(^)	5.20%

Long Term Bond Subaccount	1,011	11.26	11		5.15		0.35		5.93

Government Securities Subaccount	434	10.41	5		0.60	(^)	0.35	(^)	4.10

Money Market Subaccount	35,225	10.88	383		3.23		0.35		3.52

Enterprise Accumulation Trust

Equity Subaccount	6,726	8.13	55		0.00		0.35		(19.10)

Small Company Value Subaccount	4,236	10.54	45		0.30		0.35		4.88

Managed Subaccount	1,617	8.88	14		2.76		0.35		(11.38)

International Growth Subaccount	4,047	6.06	25		0.71		0.35		(28.11)

High Yield Bond Subaccount	1,004	10.12	10		8.79		0.35		5.53

Growth Subaccount	7,125	8.40	60		0.51		0.35		(12.86)

Growth and Income Subaccount	3,587	8.69	31		1.09		0.35		(12.13)

Small Company Growth Subaccount	2,949	9.74	29		0.00		0.35		(4.23)

Equity Income Subaccount	1,282	9.71	12		0.81		0.35		(11.08)

Capital Appreciation Subaccount	3,721	7.31	27		0.72		0.35		(19.40)

Multi-Cap Growth Subaccount	9,181	5.77	53		0.00		0.35		(17.34)

Balanced Subaccount	37	10.51	0	(^^)	2.77	(^)	0.35	(^)	5.10

Mid-Cap Growth Subaccount	1	10.58	0	(^^)	0.00	(^)	0.35	(^)	5.80

Dreyfus

Dreyfus Stock Index Subaccount	10,189	8.20	84		0.49		0.35		(12.49)

Dreyfus Socially Responsible Growth Subaccount .	2,190	6.72	15		0.10		0.35		(22.94)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	9,189	7.60	70		0.00		0.35		(18.02)

VIP II Contrafund Subaccount	5,132	8.19	42		0.56		0.35		(12.69)

VIP III Growth Opportunities Subaccount	2,459	7.38	18		0.17		0.35		(14.78)

Janus Aspen Series

Aggressive Growth Subaccount	9,449	3.68	35		0.00		0.35		(39.67)

Balanced Subaccount	3,671	9.57	35		3.12		0.35		(4.97)

Capital Appreciation Subaccount	7,623	5.78	44		1.57		0.35		(22.00)

Worldwide Growth Subaccount	10,066	6.69	67		0.64		0.35		(22.75)

(^)	Annualized
(^^)	Amounts round to less than one thousand
*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Risk Charge

Basic charges are assessed through reduction of unit values	0.35% to 0.75%

Sales Charge
It is a percentage of premium paid	0%-9.0%

Tax Charge
It is a percentage of premium paid

State and local	0.8%

Federal	1.25%-1.50%

Cost of Insurance Charge
Cost of Insurance rate times the net amount of risk at the beginning of the policy month. This charge is assessed through the redemption of units	Varies by gender, policy duration and underwriting class.

Administrative Charge—Monthly
Charge based on specific amount of the policy and is assessed through the redemption of units	$5-$31.50

Transfer Charge
A charge imposed on Contract holders who make transfers in excess of amount specified per contract and assessed through the redemption of units	$0

Partial Surrender Charge
To obtain a part of cash value of your policy without having to surrender the policy in full and assessed through the redemption of units	$10-$25

Sales Fund Charge

It is a percentage of premium paid	0%-75%

Monthly Expense Charge/Administrative Fund Charge

This charge is deducted during the specified years and is charged per $1,000 of the Specified Amount. This charge is assessed through redemption of unit values	Varies with insured’s age, gender, smoking status and Specified Amount.

Surrender charge

This charge is assessed against Fund Value and is imposed upon full surrender of the Policy. It is based on a factor per $1000 of Initial Specified Amount (or on an increase in specified amount). The factors per $1000 vary by issue age, gender and risk class.

Optional Insurance Benefits Charges

These are charges for optional riders elected and are determined in accordance with the specific terms of the relevant rider.

+	Higher charges may be permitted under the contract.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L – MONY Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Variable Universal Life’s Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company‘s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	MidCap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount

ASSETS

Shares held in respective Funds	2,428	3,261	5,416	16,449	27,514	1,406

Investments at cost	$27,729	$48,473	$25,894	$73,276	$122,191	$13,847

Investments in respective Funds, at net asset value	$27,417	$40,595	$22,855	$64,973	$109,506	$12,052

Amount due from MONY	110	14	0	825	134	0

Amount due from respective Funds	4	2	24	14	23	1

Total assets	27,531	40,611	22,879	65,812	109,663	12,053

LIABILITIES

Amount due to MONY	17	26	37	50	80	8

Amount due to respective Funds	110	14	0	825	134	0

Total liabilities	127	40	37	875	214	8

Net assets	$27,404	$40,571	$22,842	$64,937	$109,449	$12,045

Net assets consist of:

Contractholders’ net payments	$28,039	$49,893	$26,296	$75,578	$123,802	$14,527

Undistributed net investment income (loss)	20	(155)	167	445	(21)	(14)

Accumulated net realized (loss) on investments	(343)	(1,289)	(582)	(2,783)	(1,647)	(673)

Net unrealized (depreciation) of investments	(312)	(7,878)	(3,039)	(8,303)	(12,685)	(1,795)

Net assets	$27,404	$40,571	$22,842	$64,937	$109,449	$12,045

Number of units outstanding*	3,008	5,358	2,679	8,201	13,686	1,385

Net asset value per unit outstanding*	$9.11	$7.57	$8.53	$7.92	$8.00	$8.70

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Variable Universal Life

	Enterprise Accumulation Trust
	Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount

ASSETS

Shares held in respective Funds	832	4,422	8,710	5,666	3,599

Investments at cost	$13,261	$29,951	$60,868	$103,169	$36,186

Investments in respective Funds, at net asset value	$12,711	$24,367	$52,086	$97,227	$36,673

Amount due from MONY	0	5	0	0	949

Amount due from respective Funds	8	8	15	17	3

Total assets	12,719	24,380	52,101	97,244	37,625

LIABILITIES

Amount due to MONY	15	21	45	68	22

Amount due to respective Funds	0	5	0	0	949

Total liabilities	15	26	45	68	971

Net assets	$12,704	$24,354	$52,056	$97,176	$36,654

Net assets consist of:

Contractholders’ net payments	$13,592	$30,914	$62,328	$102,813	$35,066

Undistributed net investment income (loss)	50	(90)	(196)	1,913	1,014

Accumulated net realized gain (loss) on investments	(388)	(886)	(1,294)	(1,608)	87

Net unrealized appreciation (depreciation) of investments	(550)	(5,584)	(8,782)	(5,942)	487

Net assets	$12,704	$24,354	$52,056	$97,176	$36,654

Number of units outstanding*	1,521	3,463	6,471	10,407	3,459

Net asset value per unit outstanding*	$8.35	$7.03	$8.05	$9.34	$10.60

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Variable Universal Life
INVESCO Variable Investment Fund			Janus Aspen Series			Lord Abbett Series Fund

Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount

768	1,454	2,636	1,034	2,143	3,009	2,044	3,325	1,984

$8,748	$21,427	$9,564	$19,442	$26,661	$62,656	$21,303	$66,980	$28,180

$8,062	$19,997	$7,223	$17,819	$27,474	$51,693	$21,624	$62,611	$27,500

0	0	5	73	0	10	0	187	6

11	10	8	25	3	5	1	2	2

8,073	20,007	7,236	17,917	27,477	51,708	21,625	62,800	27,508

16	21	12	35	18	34	13	38	15

0	0	5	73	0	10	0	187	6

16	21	17	108	18	44	13	225	21

$8,057	$19,986	$7,219	$17,809	$27,459	$51,664	$21,612	$62,575	$27,487

$8,795	$21,578	$10,910	$19,575	$25,980	$63,377	$20,876	$67,216	$28,295

29	(53)	(41)	(18)	539	106	404	193	76

(81)	(109)	(1,309)	(125)	127	(856)	11	(465)	(204)

(686)	(1,430)	(2,341)	(1,623)	813	(10,963)	321	(4,369)	(680)

$8,057	$19,986	$7,219	$17,809	$27,459	$51,664	$21,612	$62,575	$27,487

925	2,467	1,132	1,990	2,536	6,455	2,017	7,720	3,087

$8.71	$8.10	$6.38	$8.95	$10.83	$8.00	$10.71	$8.11	$8.90

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Variable Universal Life

	MFS Variable Insurance Trust				MONY Series Fund, Inc.

	Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount

ASSETS

Shares held in respective Funds	6,221	2,479	3,707	698	8,259	3,212	791,559

Investments at cost	$33,598	$31,253	$63,128	$8,733	$94,801	$43,143	$791,559

Investments in respective Funds, at net asset value	$28,055	$25,882	$63,546	$8,400	$97,621	$46,664	$791,559

Amount due from MONY	10	0	33	10	947	163	8,359

Amount due from respective Funds	9	13	16	11	23	9	86

Total assets	28,074	25,895	63,595	8,421	98,591	46,836	800,004

LIABILITIES

Amount due to MONY	24	28	51	15	74	34	517

Amount due to respective Funds	10	0	33	10	947	163	8,359

Total liabilities	34	28	84	25	1,021	197	8,876

Net assets	$28,040	$25,867	$63,511	$8,396	$97,570	$46,639	$791,128

Net assets consist of:

Contractholders’ net payments	$35,394	$31,717	$63,509	$8,731	$94,459	$42,739	$789,294

Undistributed net investment income (loss)	(92)	(98)	62	46	(242)	(138)	1,834

Accumulated net realized gain (loss) on investments	(1,719)	(381)	(478)	(48)	533	517	0

Net unrealized appreciation (depreciation) of investments	(5,543)	(5,371)	418	(333)	2,820	3,521	0

Net assets	$28,040	$25,867	$63,511	$8,396	$97,570	$46,639	$791,128

Number of units outstanding*	4,315	3,522	6,621	967	9,287	4,206	78,518

Net asset value per unit outstanding*	$6.50	$7.35	$9.59	$8.68	$10.51	$11.09	$10.08

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Variable Universal Life
The Universal Institutional Funds, Inc.			PBHG Insurance Series Funds		PIMCO Variable Insurance Trust
Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total

2,920	388	3,426	5,832	1,372	2,611	4,888	16,105

$20,715	$4,172	$41,694	$66,674	$17,628	$27,790	$56,231	$132,489	$2,253,414

$17,637	$3,819	$38,819	$63,570	$16,464	$30,519	$58,171	$116,761	$2,151,952

0	0	101	6	163	54	248	181	12,593

13	0	10	13	10	9	9	37	454

17,650	3,819	38,930	63,589	16,637	30,582	58,428	116,979	2,164,999

23	2	29	49	19	24	37	104	1,621

0	0	101	6	163	54	248	181	12,593

23	2	130	55	182	78	285	285	14,214

$17,627	$3,817	$38,800	$63,534	$16,455	$30,504	$58,143	$116,694	$2,150,785

$20,939	$4,198	$40,321	$70,300	$17,849	$27,245	$54,312	$133,486	$2,263,943

(79)	72	1,698	(216)	72	391	969	1,835	10,482

(155)	(100)	(344)	(3,446)	(302)	139	922	(2,899)	(22,178)

(3,078)	(353)	(2,875)	(3,104)	(1,164)	2,729	1,940	(15,728)	(101,462)

$17,627	$3,817	$38,800	$63,534	$16,455	$30,504	$58,143	$116,694	$2,150,785

2,063	462	4,010	7,346	2,063	2,562	5,050	14,127

$8.54	$8.27	$9.68	$8.65	$7.98	$11.90	$11.51	$8.26

MONY

Variable Account L

STATEMENT OF OPERATIONS

	MONY Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount
	For the period February 21, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002

Dividend income	$87	$0	$255	$657	$305	$45

Distribution from net realized gains	0	0	0	0	0	0

Mortality and expense risk charges	(67)	(155)	(88)	(212)	(326)	(59)

Net investment income (loss)	20	(155)	167	445	(21)	(14)

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(343)	(1,289)	(582)	(2,783)	(1,647)	(673)

Net change in unrealized appreciation (depreciation) of investments	(312)	(7,878)	(3,039)	(8,303)	(12,685)	(1,795)

Net realized and unrealized gain (loss) on investments	(655)	(9,167)	(3,621)	(11,086)	(14,332)	(2,468)

Net increase (decrease) in net assets resulting from operations	$(635)	$(9,322)	$(3,454)	$(10,641)	$(14,353)	$(2,482)

**  Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
Enterprise Accumulation Trust					INVESCO Variable Investment Funds
Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount
For the period February 22, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period March 5, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002

$85	$0	$0	$252	$580	$53	$0	$0

0	0	0	1,904	541	0	0	0

(35)	(90)	(196)	(243)	(107)	(24)	(53)	(41)

50	(90)	(196)	1,913	1,014	29	(53)	(41)

(388)	(886)	(1,294)	(1,608)	87	(81)	(109)	(1,309)

(550)	(5,584)	(8,782)	(5,942)	487	(686)	(1,430)	(2,341)

(938)	(6,470)	(10,076)	(7,550)	574	(767)	(1,539)	(3,650)

$(888)	$(6,560)	$(10,272)	$(5,637)	$1,588	$(738)	$(1,592)	$(3,691)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Variable Universal Life
	Janus Aspen Series			Lord Abbett Series Fund
	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period February 22, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 27, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002

Dividend income	$41	$621	$324	$423	$366	$133

Distribution from net realized gains	0	0	0	50	8	0

Mortality and expense risk charges	(59)	(82)	(218)	(69)	(181)	(57)

Net investment income (loss)	(18)	539	106	404	193	76

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(125)	127	(856)	11	(465)	(204)

Net change in unrealized appreciation (depreciation) of investments	(1,623)	813	(10,963)	321	(4,369)	(680)

Net realized and unrealized gain (loss) on investments	(1,748)	940	(11,819)	332	(4,834)	(884)

Net increase (decrease) in net assets resulting from operations	$(1,766)	$1,479	$(11,713)	$736	$(4,641)	$(808)

**  Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
MFS Variable Insurance Trust				MONY Series Fund, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount
For the period February 15, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002

$0	$0	$121	$72	$53	$11	$3,388

0	0	96	0	0	0	0

(92)	(98)	(155)	(26)	(295)	(149)	(1,554)

(92)	(98)	62	46	(242)	(138)	1,834

(1,719)	(381)	(478)	(48)	533	517	0

(5,543)	(5,371)	418	(333)	2,820	3,521	0

(7,262)	(5,752)	(60)	(381)	3,353	4,038	0

$(7,354)	$(5,850)	$2	$(335)	$3,111	$3,900	$1,834

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Variable Universal Life
	The Universal Institutional Funds, Inc.			PBHG Insurance Series Funds
	Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount
	For the period February 15, 2002** through December 31, 2002	For the period February 28, 2002** through December 31, 2002	For the period February 26, 2002 through December 31, 2002	For the period February 8, 2002** through December 31, 2002

Dividend income	$0	$38	$1,105	$0

Distribution from net realized gains	0	44	695	0

Mortality and expense risk charges	(79)	(10)	(102)	(216)

Net investment income (loss)	(79)	72	1,698	(216)

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(155)	(100)	(344)	(3,446)

Net change in unrealized appreciation (depreciation) of investments	(3,078)	(353)	(2,875)	(3,104)

Net realized and unrealized gain (loss) on investments	(3,233)	(453)	(3,219)	(6,550)

Net increase (decrease) in net assets resulting from operations	$(3,312)	$(381)	$(1,521)	$(6,766)

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
PBHG Insurance Series Funds	PIMCO Variable Insurance Trust
Select Value Subaccount	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total
For the period February 8, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period ended December 31, 2002

$111	$371	$1,020	$2,273	$12,790

0	110	97	0	3,545

(39)	(90)	(148)	(438)	(5,853)

72	391	969	1,835	10,482

(302)	139	922	(2,899)	(22,178)

(1,164)	2,729	1,940	(15,728)	(101,462)

(1,466)	2,868	2,862	(18,627)	(123,640)

$(1,394)	$3,259	$3,831	$(16,792)	$(113,158)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount	Global Socially Responsive Subaccount
	For the period February 21, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$20	$(155)	$167	$445	$(21)	$(14)

Net realized gain (loss) on investments	(343)	(1,289)	(582)	(2,783)	(1,647)	(673)

Net change in unrealized appreciation (depreciation) of investments	(312)	(7,878)	(3,039)	(8,303)	(12,685)	(1,795)

Net increase (decrease) in net assets resulting from operations	(635)	(9,322)	(3,454)	(10,641)	(14,353)	(2,482)

From unit transactions:

Net proceeds from the issuance of units	34,722	59,872	34,559	93,312	151,596	20,345

Net asset value of units redeemed or used to meet contract obligations	(6,683)	(9,979)	(8,263)	(17,734)	(27,794)	(5,818)

Net increase from unit transactions	28,039	49,893	26,296	75,578	123,802	14,527

Net increase in net assets	27,404	40,571	22,842	64,937	109,449	12,045

Net assets beginning of period	0	0	0	0	0	0

Net assets end of period*	$27,404	$40,571	$22,842	$64,937	$109,449	$12,045

Unit transactions:

Units outstanding beginning of period	0	0	0	0	0	0

Units issued during the period	3,753	6,717	3,589	10,631	17,144	2,021

Units redeemed during the period	(745)	(1,359)	(910)	(2,430)	(3,458)	(636)

Units outstanding end of period	3,008	5,358	2,679	8,201	13,686	1,385

*Includes undistributed net investment income (loss) of:	$20	$(155)	$167	$445	$(21)	$(14)

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
Enterprise Accumulation Trust					INVESCO Variable Investment Funds
Managed Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Total Return Subaccount	Financial Services Subaccount	Health Sciences Subaccount	Telecommunications Subaccount
For the period February 22, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period March 5, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002

$50	$(90)	$(196)	$1,913	$1,014	$29	$(53)	$(41)

(388)	(886)	(1,294)	(1,608)	87	(81)	(109)	(1,309)

(550)	(5,584)	(8,782)	(5,942)	487	(686)	(1,430)	(2,341)

(888)	(6,560)	(10,272)	(5,637)	1,588	(738)	(1,592)	(3,691)

16,968	39,484	75,500	128,327	42,445	10,526	24,988	16,775

(3,376)	(8,570)	(13,172)	(25,514)	(7,379)	(1,731)	(3,410)	(5,865)

13,592	30,914	62,328	102,813	35,066	8,795	21,578	10,910

12,704	24,354	52,056	97,176	36,654	8,057	19,986	7,219

0	0	0	0	0	0	0	0

$12,704	$24,354	$52,056	$97,176	$36,654	$8,057	$19,986	$7,219

0	0	0	0	0	0	0	0

1,964	4,495	8,147	13,130	4,423	1,115	2,865	1,917

(443)	(1,032)	(1,676)	(2,723)	(964)	(190)	(398)	(785)

1,521	3,463	6,471	10,407	3,459	925	2,467	1,132

$50	$(90)	$(196)	$1,913	$1,014	$29	$(53)	$(41)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Variable Universal Life
	Janus Aspen Series			Lord Abbett Series Fund
	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period February 22, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 27, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(18)	$539	$106	$404	$193	$76

Net realized gain (loss) on investments	(125)	127	(856)	11	(465)	(204)

Net change in unrealized appreciation (depreciation) of investments	(1,623)	813	(10,963)	321	(4,369)	(680)

Net increase (decrease) in net assets resulting from operations	(1,766)	1,479	(11,713)	736	(4,641)	(808)

From unit transactions:

Net proceeds from the issuance of units	23,115	29,884	71,554	23,371	75,609	32,145

Net asset value of units redeemed or used to meet contract obligations	(3,540)	(3,904)	(8,177)	(2,495)	(8,393)	(3,850)

Net increase from unit transactions	19,575	25,980	63,377	20,876	67,216	28,295

Net increase in net assets	17,809	27,459	51,664	21,612	62,575	27,487

Net assets beginning of period	0	0	0	0	0	0

Net assets end of period*	$17,809	$27,459	$51,664	$21,612	$62,575	$27,487

Unit transactions:

Units outstanding beginning of period	0	0	0	0	0	0

Units issued during the period	2,395	3,120	7,448	2,260	8,825	3,533

Units redeemed during the period	(405)	(584)	(993)	(243)	(1,105)	(446)

Units outstanding end of period	1,990	2,536	6,455	2,017	7,720	3,087

* Includes undistributed net investment income (loss) of:	$(18)	$539	$106	$404	$193	$76

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
MFS Variable Insurance Trust				MONY Series Fund, Inc.
Mid Cap Growth Subaccount	New Discovery Subaccount	Total Return Subaccount	Utilities Subaccount	Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount
For the period February 15, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 15, 2002** through December 31, 2002	For the period February 21, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period February 6, 2002** through December 31, 2002

$(92)	$(98)	$62	$46	$(242)	$(138)	$1,834

(1,719)	(381)	(478)	(48)	533	517	0

(5,543)	(5,371)	418	(333)	2,820	3,521	0

(7,354)	(5,850)	2	(335)	3,111	3,900	1,834

44,470	37,517	83,121	11,102	116,848	53,372	909,463

(9,076)	(5,800)	(19,612)	(2,371)	(22,389)	(10,633)	(120,169)

35,394	31,717	63,509	8,731	94,459	42,739	789,294

28,040	25,867	63,511	8,396	97,570	46,639	791,128

0	0	0	0	0	0	0

$28,040	$25,867	$63,511	$8,396	$97,570	$46,639	$791,128

0	0	0	0	0	0	0

5,681	4,233	8,882	1,216	11,840	5,396	90,903

(1,366)	(711)	(2,261)	(249)	(2,553)	(1,190)	(12,385)

4,315	3,522	6,621	967	9,287	4,206	78,518

$(92)	$(98)	$62	$46	$(242)	$(138)	$1,834

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Variable Universal Life
	The Universal Institutional Funds, Inc.
	Emerging Markets Equity Subaccount	Global Value Equity Subaccount	U.S. Real Estate Subaccount
	For the period February 15, 2002** through December 31, 2002	For the period February 28, 2002** through December 31, 2002	For the period February 26, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(79)	$72	$1,698

Net realized gain (loss) on investments	(155)	(100)	(344)

Net change in unrealized appreciation (depreciation) of investments	(3,078)	(353)	(2,875)

Net increase (decrease) in net assets resulting from operations	(3,312)	(381)	(1,521)

From unit transactions:

Net proceeds from the issuance of units	24,887	5,052	44,693

Net asset value of units redeemed or used to meet contract obligations	(3,948)	(854)	(4,372)

Net increase from unit transactions	20,939	4,198	40,321

Net increase in net assets	17,627	3,817	38,800

Net assets beginning of period	0	0	0

Net assets end of period*	$17,627	$3,817	$38,800

Unit transactions:

Units outstanding beginning of period	0	0	0

Units issued during the period	2,491	569	4,674

Units redeemed during the period	(428)	(107)	(664)

Units outstanding end of period	2,063	462	4,010

* Includes undistributed net investment income (loss) of:	$(79)	$72	$1,698

**	Commencement of operations

See notes to financial statements.

MONY Variable Universal Life
PBHG Insurance Series Funds		PIMCO Variable Insurance Trust
Mid-Cap Value Subaccount	Select Value Subaccount	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total
For the period February 8, 2002** through December 31, 2002	For the period February 8, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period March 1, 2002** through December 31, 2002	For the period February 22, 2002** through December 31, 2002	For the period ended December 31, 2002

$(216)	$72	$391	$969	$1,835	$10,482

(3,446)	(302)	139	922	(2,899)	(22,178)

(3,104)	(1,164)	2,729	1,940	(15,728)	(101,462)

(6,766)	(1,394)	3,259	3,831	(16,792)	(113,158)

92,582	21,101	30,678	80,313	159,685	2,719,981

(22,282)	(3,252)	(3,433)	(26,001)	(26,199)	(456,038)

70,300	17,849	27,245	54,312	133,486	2,263,943

63,534	16,455	30,504	58,143	116,694	2,150,785

0	0	0	0	0	0

$63,534	$16,455	$30,504	$58,143	$116,694	$2,150,785

0	0	0	0	0

9,975	2,476	2,889	7,603	17,379

(2,629)	(413)	(327)	(2,553)	(3,252)

7,346	2,063	2,562	5,050	14,127

$(216)	$72	$391	$969	$1,835	$10,482

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY.

For presentation purposes, the information related only to the MONY Variable Universal Life Insurance policies is presented here.

There are thirty-five MONY Variable Universal Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, INVESCO Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc., or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the Policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset value is based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from Portfolios of the Funds are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $288,347.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.65% of average daily net assets of each of the MONY Variable Universal Life subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $288 in aggregate from certain Funds in connection with MONY Variable Universal Life subaccounts.

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

	Cost of Shares Acquired	Proceeds from Shares Redeemed
MONY Variable Universal Life Subaccounts	(Excludes Reinvestments)

Alger American Fund

Balanced Portfolio	$31,737	$3,752

Mid Cap Growth Portfolio	55,015	5,253

Enterprise Accumulation Trust

Equity Income Portfolio	31,082	4,861

Growth and Income Portfolio	86,461	11,059

Growth Portfolio	133,882	10,349

Global Socially Responsive Portfolio	19,598	5,123

Managed Portfolio	15,170	1,606

Multi-Cap Growth Portfolio	35,338	4,501

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

	Cost of Shares Acquired	Proceeds from Shares Redeemed
MONY Variable Universal Life Subaccounts	(Excludes Reinvestments)

Small Company Growth Portfolio	$66,772	$4,610

Small Company Value Portfolio	111,073	8,452

Total Return Bond Portfolio	40,767	5,789

INVESCO Variable Insurance Funds

Financial Services Portfolio	9,330	554

Health Sciences Portfolio	22,306	770

Telecommunications Portfolio	14,947	4,074

Janus Aspen Series

Capital Appreciation Portfolio	20,662	1,136

Flexible Income Portfolio	29,320	3,407

International Growth Portfolio	66,616	3,428

Lord Abbett Series Fund

Bond Debenture Portfolio	21,608	789

Growth and Income Portfolio	69,144	2,073

Mid-Cap Value Portfolio	29,390	1,139

MFS Variable Insurance Trust

Mid Cap Growth Portfolio	40,135	4,818

New Discovery Portfolio	33,090	1,456

Total Return Portfolio	67,374	3,985

Utilities Portfolio	8,999	290

MONY Series Fund, Inc.

Government Securities Portfolio	108,189	13,974

Long Term Bond Portfolio	50,229	7,614

Money Market Portfolio	880,328	92,157

The Universal Institutional Funds, Inc.

Emerging Markets Equity Portfolio	22,151	1,281

Global Value Equity Portfolio	4,747	557

U.S. Real Estate Portfolio	43,387	3,149

PBHG Insurance Series Funds

Mid-Cap Value Portfolio	85,030	14,910

Select Value Portfolio	18,961	1,142

PIMCO Variable Insurance Trust

Global Bond Portfolio	28,632	1,462

Real Return Portfolio	72,667	18,475

StocksPlus Growth and Income Portfolio	145,383	12,268

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	3,008	$9.11	$27	0.84%	0.65%	(8.90)%

Mid Cap Growth Subaccount (2)	5,358	7.57	41	0.00	0.65%	(24.30)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	2,679	8.53	23	1.88	0.65%	(14.70)

Growth and Income Subaccount (4)	8,201	7.92	65	2.01	0.65%	(20.80)

Growth Subaccount (4)	13,686	8.00	109	0.61	0.65%	(20.00)

Global Socially Responsive Subaccount (4)	1,385	8.70	12	0.50	0.65%	(13.00)

Managed Subaccount (5)	1,521	8.35	13	1.58	0.65%	(16.50)

Multi-Cap Growth Subaccount (3)	3,463	7.03	24	0.00	0.65%	(29.70)

Small Company Growth Subaccount (4)	6,471	8.05	52	0.00	0.65%	(19.50)

Small Company Value Subaccount (4)	10,407	9.34	97	0.67	0.65%	(6.60)

Total Return Bond Subaccount (10)	3,459	10.60	37	3.52	0.65%	6.00

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	925	8.71	8	1.44	0.65%	(12.90)

Health Sciences Subaccount (4)	2,467	8.10	20	0.00	0.65%	(19.00)

Telecommunications Subaccount (3)	1,132	6.38	7	0.00	0.65%	(36.20)

Janus Aspen Series

Capital Appreciation Subaccount (5)	1,990	8.95	18	0.45	0.65%	(10.50)

Flexible Income Subaccount (1)	2,536	10.83	27	4.92	0.65%	8.30

International Growth Subaccount (1)	6,455	8.00	52	0.97	0.65%	(20.00)

Lord Abbett Series Funds

Bond Debenture Subaccount (1)	2,017	10.71	22	3.98	0.65%	7.10

Growth and Income Subaccount (6)	7,720	8.11	63	1.31	0.65%	(18.90)

Mid-Cap Value Subaccount (7)	3,087	8.90	27	1.52	0.65%	(11.00)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (3)	4,315	6.50	28	0.00	0.65%	(35.00)

New Discovery Subaccount (3)	3,522	7.35	26	0.00	0.65%	(26.50)

Total Return Subaccount (4)	6,621	9.59	64	0.51	0.65%	(4.10)

Utilities Subaccount (3)	967	8.68	8	1.80	0.65%	(13.20)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	9,287	10.51	98	0.12	0.65%	5.10

Long Term Bond Subaccount (5)	4,206	11.09	47	0.05	0.65%	10.90

Money Market Subaccount (8)	78,518	10.08	791	1.42	0.65%	0.80

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (3)	2,063	$8.54	$18	0.00%	0.65%	(14.60)%

Global Value Equity Subaccount (9)	462	8.27	4	2.47	0.65%	(17.30)

U.S. Real Estate Subaccount (2)	4,010	9.68	39	7.04	0.65%	(3.20)

PBHG Insurance Series Fund

Mid-Cap Value Subaccount (4)	7,346	8.65	64	0.00	0.65%	(13.50)

Select Value Subaccount (4)	2,063	7.98	16	1.85	0.65%	(20.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	2,562	11.90	31	2.68	0.65%	19.00

Real Return Subaccount (7)	5,050	11.51	58	4.48	0.65%	15.10

StocksPlus Growth and Income Subaccount (5)	14,127	8.26	117	3.37	0.65%	(17.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
^	Annualized
(1)	For the period February 21, 2002 (commencement of operations) through December 31, 2002
(2)	For the period February 26, 2002 (commencement of operations) through December 31, 2002
(3)	For the period February 15, 2002 (commencement of operations) through December 31, 2002
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002
(5)	For the period February 22, 2002 (commencement of operations) through December 31, 2002
(6)	For the period February 27, 2002 (commencement of operations) through December 31, 2002
(7)	For the period March 1, 2002 (commencement of operations) through December 31, 2002
(8)	For the period February 6, 2002 (commencement of operations) through December 31, 2002
(9)	For the period February 28, 2002 (commencement of operations) through December 31, 2002
(10)	For the period March 5, 2002 (commencement of operations) through December 31, 2002

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L – MONY Survivorship Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Survivorship Variable Universal Life’s Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Survivorship Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount

ASSETS

Shares held in respective Funds	422	665	1,718	1,622

Investments at cost	$4,955	$10,160	$7,128	$6,195

Investments in respective Funds, at net asset value	$4,767	$8,277	$7,251	$6,407

Total assets	4,767	8,277	7,251	6,407

LIABILITIES

Amount due to MONY	1	3	2	2

Total liabilities	1	3	2	2

Net assets	$4,766	$8,274	$7,249	$6,405

Net assets consist of:

Contractholders’ net payments	$4,960	$10,281	$7,443	$6,777

Undistributed net investment income (loss)	19	(16)	88	73

Accumulated net realized loss on investments	(25)	(108)	(405)	(657)

Net unrealized appreciation (depreciation) of investments	(188)	(1,883)	123	212

Net assets	$4,766	$8,274	$7,249	$6,405

Number of units outstanding*	528	1,110	816	809

Net asset value per unit outstanding*	$9.02	$7.46	$8.88	$7.91

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Survivorship Variable Universal Life
	Enterprise AccumulationTrust
	Growth Subaccount	Global Socially Responsive Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount

ASSETS

Shares held in respective Funds	758	786	1,068	3,705

Investments at cost	$3,206	$7,576	$7,548	$24,646

Investments in respective Funds, at net asset value	$3,018	$6,736	$5,886	$22,155

Total assets	3,018	6,736	5,886	22,155

LIABILITIES

Amount due to MONY	1	2	2	7

Total liabilities	1	2	2	7

Net assets	$3,017	$6,734	$5,884	$22,148

Net assets consist of:

Contractholders’ net payments	$3,205	$7,607	$7,620	$25,045

Undistributed net investment income (loss)	12	12	(12)	(41)

Accumulated net realized gain (loss) on investments	(12)	(45)	(62)	(365)

Net unrealized appreciation (depreciation) of investments	(188)	(840)	(1,662)	(2,491)

Net assets	$3,017	$6,734	$5,884	$22,148

Number of units outstanding*	319	811	810	2,865

Net asset value per unit outstanding*	$9.44	$8.31	$7.27	$7.73

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust	INVESCO Variable Investment Fund	Janus Aspen Series			Lord Abbett Series Fund
Small Company Value Subaccount	Financial Services Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount

370	625	564	273	127	87	304	351

$6,630	$7,606	$10,756	$3,444	$2,761	$914	$6,312	$5,000

$6,352	$6,559	$9,723	$3,505	$2,179	$931	$5,731	$4,875

6,352	6,559	9,723	3,505	2,179	931	5,731	4,875

2	2	3	1	0	0	1	2

2	2	3	1	0	0	1	2

$6,350	$6,557	$9,720	$3,504	$2,179	$931	$5,730	$4,873

$6,125	$7,611	$10,799	$3,321	$2,824	$894	$6,377	$4,992

186	30	8	48	12	20	17	22

317	(37)	(54)	74	(75)	0	(83)	(16)

(278)	(1,047)	(1,033)	61	(582)	17	(581)	(125)

$6,350	$6,557	$9,720	$3,504	$2,179	$931	$5,730	$4,873

747	786	1,112	319	275	89	708	501

$8.50	$8.34	$8.74	$10.98	$7.92	$10.42	$8.09	$9.71

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Survivorship Variable Universal Life

	MFS Variable Insurance Trust		MONY Series Fund, Inc.

	New Discovery Subaccount	Total Return Subaccount	Government Securities Subaccount	Long Term Bond Subaccount		Money Market Subaccount

ASSETS

Shares held in respective Funds	902	521	1,336	0	**	78,884

Investments at cost	$10,492	$9,336	$15,358	$0		$78,884

Investments in respective Funds, at net asset value	$9,422	$8,934	$15,791	$0		$78,884

Total assets	9,422	8,934	15,791	0		78,884

LIABILITIES

Amount due to MONY	3	3	5	0		24

Total liabilities	3	3	5	0		24

Net assets	$9,419	$8,931	$15,786	$0		$78,860

Net assets consist of:

Contractholders’ net payments	$10,713	$9,376	$15,195	$(131)		$78,566

Undistributed net investment income (loss)	(17)	(16)	(30)	(1)		294

Accumulated net realized gain (loss) on investments	(207)	(27)	188	132		0

Net unrealized appreciation (depreciation) of investments	(1,070)	(402)	433	0		0

Net assets	$9,419	$8,931	$15,786	$0		$78,860

Number of units outstanding*	1,203	965	1,509	0	**	7,843

Net asset value per unit outstanding*	$7.83	$9.25	$10.46	$10.76		$10.05

*	Units outstanding have been rounded for presentation purposes.
**	Rounds to less than one.

See notes to financial statements.

MONY Survivorship Variable Universal Life
The Universal Institutional Funds, Inc.		PBHG Insurance Series Funds			PIMCO Variable Insurance Trust
Emerging Markets Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount		Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total

1,174	1,336	1,291	0	**	444	2,147	2,396

$8,400	$16,221	$15,071	$0		$4,877	$24,691	$17,618	$315,785

$7,092	$15,139	$14,068	$0		$5,194	$25,547	$17,372	$301,795

7,092	15,139	14,068	0		5,194	25,547	17,372	301,795

2	4	4	0		1	7	5	89

2	4	4	0		1	7	5	89

$7,090	$15,135	$14,064	$0		$5,193	$25,540	$17,367	$301,706

$8,484	$15,659	$15,348	$(684)		$4,787	$23,495	$18,344	$315,033

(14)	724	(25)	(1)		56	445	279	2,172

(72)	(166)	(256)	685		33	744	(1,010)	(1,509)

(1,308)	(1,082)	(1,003)	0		317	856	(246)	(13,990)

$7,090	$15,135	$14,064	$0		$5,193	$25,540	$17,367	$301,706

874	1,667	1,672	0	**	456	2,219	2,168

$8.11	$9.08	$8.41	$10.18		$11.37	$11.51	$8.01

MONY

Variable Account L

STATEMENT OF OPERATIONS

	MONY Survivorship Variable Universal Life
	Alger American Fund		Enterprise Accumulation Trust
	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount
	For the period April 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period July 5, 2002** through December 31, 2002	For the period May 5, 2002** through December 31, 2002	For the period September 10, 2002** through December 31, 2002

Dividend income	$25	$0	$102	$87	$15

Distribution from net realized gains	0	0	0	0	0

Mortality and expense risk charges	(6)	(16)	(14)	(14)	(3)

Net investment income (loss)	19	(16)	88	73	12

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(25)	(108)	(405)	(657)	(12)

Net change in unrealized appreciation (depreciation) of investments	(188)	(1,883)	123	212	(188)

Net realized and unrealized gain (loss) on investments	(213)	(1,991)	(282)	(445)	(200)

Net increase (decrease) in net assets resulting from operations	$(194)	$(2,007)	$(194)	$(372)	$(188)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust				INVESCO Variable Investment Fund	Janus Aspen Series
Global Socially Responsive Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Financial Services Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount
For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002

$25	$0	$0	$23	$43	$25	$54	$17

0	0	0	172	0	0	0	0

(13)	(12)	(41)	(9)	(13)	(17)	(6)	(5)

12	(12)	(41)	186	30	8	48	12

(45)	(62)	(365)	317	(37)	(54)	74	(75)

(840)	(1,662)	(2,491)	(278)	(1,047)	(1,033)	61	(582)

(885)	(1,724)	(2,856)	39	(1,084)	(1,087)	135	(657)

$(873)	$(1,736)	$(2,897)	$225	$(1,054)	$(1,079)	$183	$(645)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Survivorship Variable Universal Life
	Lord Abbett Series Fund			MFS Variable Insurance Trust
	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	New Discovery Subaccount	Total Return Subaccount
	For the period August 21, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period August 21, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002

Dividend income	$19	$24	$28	$0	$0

Distribution from net realized gains	2	1	0	0	0

Mortality and expense risk charges	(1)	(8)	(6)	(17)	(16)

Net investment income (loss)	20	17	22	(17)	(16)

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	0	(83)	(16)	(207)	(27)

Net change in unrealized appreciation (depreciation) of investments	17	(581)	(125)	(1,070)	(402)

Net realized and unrealized gain (loss) on investments	17	(664)	(141)	(1,277)	(429)

Net increase (decrease) in net assets resulting from operations	$37	$(647)	$(119)	$(1,294)	$(445)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
MONY Series Fund, Inc.			The Universal Institutional Funds, Inc.		PBHG Insurance Series Funds
Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Emerging Markets Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount
For the period May 29, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002	For the period July 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002

$0	$0	$390	$0	$478	$0	$0

0	0	0	0	268	0	0

(30)	(1)	(96)	(14)	(22)	(25)	(1)

(30)	(1)	294	(14)	724	(25)	(1)

188	132	0	(72)	(166)	(256)	685

433	0	0	(1,308)	(1,082)	(1,003)	0

621	132	0	(1,380)	(1,248)	(1,259)	685

$591	$131	$294	$(1,394)	$(524)	$(1,284)	$684

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Survivorship Variable Universal Life
	PIMCO Variable Insurance Trust
	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total
	For the period May 29, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period ended December 31, 2002

Dividend income	$39	$439	$312	$2,145

Distribution from net realized gains	22	45	0	510

Mortality and expense risk charges	(5)	(39)	(33)	(483)

Net investment income	56	445	279	2,172

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	33	744	(1,010)	(1,509)

Net change in unrealized appreciation (depreciation) of investments	317	856	(246)	(13,990)

Net realized and unrealized gain (loss) on investments	350	1,600	(1,256)	(15,499)

Net increase (decrease) in net assets resulting from operations	$406	$2,045	$(977)	$(13,327)

**	Commencement of operations

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Survivorship Variable Universal Life

	Alger American Fund		Enterprise Accumulation Trust

	Balanced Subaccount	Mid Cap Growth Subaccount	Equity Income Subaccount	Growth and Income Subaccount	Growth Subaccount
	For the period April 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period July 5, 2002** through December 31, 2002	For the period May 5, 2002** through December 31, 2002	For the period September 10, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$19	$(16)	$88	$73	$12

Net realized gain (loss) on investments	(25)	(108)	(405)	(657)	(12)

Net change in unrealized appreciation (depreciation) of investments	(188)	(1,883)	123	212	(188)

Net increase (decrease) in net assets resulting from operations	(194)	(2,007)	(194)	(372)	(188)

From unit transactions:

Net proceeds from the issuance of units	5,220	10,848	15,676	14,835	3,467

Net asset value of units redeemed or used to meet contract obligations	(260)	(567)	(8,233)	(8,058)	(262)

Net increase from unit transactions	4,960	10,281	7,443	6,777	3,205

Net increase in net assets	4,766	8,274	7,249	6,405	3,017

Net assets beginning of period	0	0	0	0	0

Net assets end of period*	$4,766	$8,274	$7,249	$6,405	$3,017

Unit transactions:

Units outstanding beginning of period	0	0	0	0	0

Units issued during the period	556	1,179	1,711	1,793	346

Units redeemed during the period	(28)	(69)	(895)	(984)	(27)

Units outstanding end of period	528	1,110	816	809	319

* Includes undistributed net investment income (loss) of:	$19	$(16)	$88	$73	$12

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
Enterprise Accumulation Trust				INVESCO Variable Investment Fund	Janus Aspen Series
Global Socially Responsive Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Small Company Value Subaccount	Financial Services Subaccount	Capital Appreciation Subaccount	Flexible Income Subaccount	International Growth Subaccount
For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002

$12	$(12)	$(41)	$186	$30	$8	$48	$12

(45)	(62)	(365)	317	(37)	(54)	74	(75)

(840)	(1,662)	(2,491)	(278)	(1,047)	(1,033)	61	(582)

(873)	(1,736)	(2,897)	225	(1,054)	(1,079)	183	(645)

7,996	7,997	26,609	13,989	7,996	11,465	10,617	3,150

(389)	(377)	(1,564)	(7,864)	(385)	(666)	(7,296)	(326)

7,607	7,620	25,045	6,125	7,611	10,799	3,321	2,824

6,734	5,884	22,148	6,350	6,557	9,720	3,504	2,179

0	0	0	0	0	0	0	0

$6,734	$5,884	$22,148	$6,350	$6,557	$9,720	$3,504	$2,179

0	0	0	0	0	0	0	0

855	854	3,067	1,669	829	1,184	1,012	315

(44)	(44)	(202)	(922)	(43)	(72)	(693)	(40)

811	810	2,865	747	786	1,112	319	275

$12	$(12)	$(41)	$186	$30	$8	$48	$12

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Survivorship Variable Universal Life

	Lord Abbett Series Fund			MFS Variable Insurance Trust
	Bond Debenture Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	New Discovery Subaccount	Total Return Subaccount
	For the period August 21, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period August 21, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$20	$17	$22	$(17)	$(16)

Net realized gain (loss) on investments	0	(83)	(16)	(207)	(27)

Net change in unrealized appreciation (depreciation) of investments	17	(581)	(125)	(1,070)	(402)

Net increase (decrease) in net assets resulting from operations	37	(647)	(119)	(1,294)	(445)

From unit transactions:

Net proceeds from the issuance of units	938	6,790	5,343	11,594	9,871

Net asset value of units redeemed or used to meet contract obligations	(44)	(413)	(351)	(881)	(495)

Net increase (decrease) from unit transactions	894	6,377	4,992	10,713	9,376

Net increase in net assets	931	5,730	4,873	9,419	8,931

Net assets beginning of period	0	0	0	0	0

Net assets end of period*	$931	$5,730	$4,873	$9,419	$8,931

Unit transactions:

Units outstanding beginning of period	0	0	0	0	0

Units issued during the period	93	758	538	1,313	1,018

Units redeemed during the period	(4)	(50)	(37)	(110)	(53)

Units outstanding end of period	89	708	501	1,203	965

* Includes undistributed net investment income (loss) of:	$20	$17	$22	$(17)	$(16)

**	Commencement of operations

See notes to financial statements.

MONY Survivorship Variable Universal Life
MONY Series Fund, Inc.			The Universal Institutional Funds, Inc.		PBHG Insurance Series Funds
Government Securities Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Emerging Markets Equity Subaccount	U.S. Real Estate Subaccount	Mid-Cap Value Subaccount	Select Value Subaccount
For the period May 29, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002	For the period July 3, 2002** through December 31, 2002	For the period May 2, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period May 29, 2002** through December 31, 2002	For the period August 5, 2002** through December 31, 2002

$(30)	$(1)	$294	$(14)	$724	$(25)	$(1)

188	132	0	(72)	(166)	(256)	685

433	0	0	(1,308)	(1,082)	(1,003)	0

591	131	294	(1,394)	(524)	(1,284)	684

23,732	7,019	161,405	8,977	16,983	16,633	6,896

(8,537)	(7,150)	(82,839)	(493)	(1,324)	(1,285)	(7,580)

15,195	(131)	78,566	8,484	15,659	15,348	(684)

15,786	0	78,860	7,090	15,135	14,064	0

0	0	0	0	0	0	0

$15,786	$0	$78,860	$7,090	$15,135	$14,064	$0

0	0	0	0	0	0	0

2,340	710	16,122	931	1,816	1,826	710

(831)	(710)	(8,279)	(57)	(149)	(154)	(710)

1,509	0	7,843	874	1,667	1,672	0

$(30)	$(1)	$294	$(14)	$724	$(25)	$(1)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Survivorship Variable Universal Life
	PIMCO Variable Insurance Trust
	Global Bond Subaccount	Real Return Subaccount	StocksPlus Growth and Income Subaccount	Total
	For the period May 29, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period April 3, 2002** through December 31, 2002	For the period ended December 31, 2002

From operations:

Net investment income	$56	$445	$279	$2,172

Net realized gain (loss) on investments	33	744	(1,010)	(1,509)

Net change in unrealized appreciation (depreciation) of investments	317	856	(246)	(13,990)

Net increase (decrease) in net assets resulting from operations	406	2,045	(977)	(13,327)

From unit transactions:

Net proceeds from the issuance of units	5,331	39,864	27,562	488,803

Net asset value of units redeemed or used to meet contract obligations	(544)	(16,369)	(9,218)	(173,770)

Net increase from unit transactions	4,787	23,495	18,344	315,033

Net increase in net assets	5,193	25,540	17,367	301,706

Net assets beginning of period	0	0	0	0

Net assets end of period*	$5,193	$25,540	$17,367	$301,706

Unit transactions:

Units outstanding beginning of period	0	0	0

Units issued during the period	507	3,707	3,322

Units redeemed during the period	(51)	(1,488)	(1,154)

Units outstanding end of period	456	2,219	2,168

* Includes undistributed net investment income of:	$56	$445	$279	$2,172

**	Commencement of operations

See notes to financial statements.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the MONY Survivorship Variable Universal Life Insurance policies is presented here.

There are thirty-five MONY Survivorship Variable Universal Life subaccounts available within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, INVESCO Variable Investment Fund, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc. or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Fund, which were distributed by MONY to the Policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset value is based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from Portfolios of the Funds are recorded on ex-dividend date. Investment income includes net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Survivorship Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $18,435.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Survivorship Variable Universal Life subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $54 in aggregate from certain Funds in connection with MONY Survivorship Variable Universal Life subaccounts.

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

MONY Survivorship Variable Universal Life Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Alger American Fund

Balanced Portfolio	$5,220	$265

Mid-Cap Growth Portfolio	10,805	537

Enterprise Accumulation Trust

Equity Income Portfolio	15,778	8,347

Growth and Income Portfolio	15,051	8,286

Growth Portfolio	3,468	265

Global Socially Responsive Portfolio	7,954	358

Multi-Cap Growth Portfolio	7,954	344

Small Company Growth Portfolio	26,527	1,516

Small Company Value Portfolio	14,105	7,987

INVESCO Variable Insurance Fund

Financial Services Portfolio	7,953	353

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Survivorship Variable Universal Life Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Janus Aspen Series

Capital Appreciation Portfolio	$11,422	$637

Flexible Income Portfolio	10,633	7,317

International Growth Portfolio	3,150	331

Lord Abbett Series Funds

Bond Debenture Portfolio	938	45

Growth and Income Portfolio	6,790	420

Mid-Cap Value Portfolio	5,343	355

MFS Variable Insurance Trust

New Discovery Portfolio	11,595	896

Total Return Portfolio	9,828	465

MONY Series Fund, Inc.

Government Securities Portfolio	23,731	8,561

Long Term Bond Portfolio	7,097	7,229

Money Market Portfolio	161,405	82,911

The Universal Institutional Funds, Inc.

Emerging Markets Equity Portfolio	8,930	458

U.S. Real Estate Portfolio	16,982	1,341

PBHG Insurance Series Funds

Mid-Cap Value Portfolio	16,633	1,306

Select Value Portfolio	7,098	7,783

PIMCO Variable Insurance Trust

Global Bond Portfolio	5,331	548

Real Return Portfolio	39,836	16,374

StocksPlus Growth and Income Portfolio	27,910	9,594

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	528	$9.02	$5	1.46%	0.35%	(9.80)%

Mid-Cap Growth Subaccount (2)	1,110	7.46	8	0.00	0.35%	(25.40)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Enterprise Accumulation Trust

Equity Income Subaccount (3)	816	$8.88	$7	2.55%	0.35%	(11.20)%

Growth and Income Subaccount (4)	809	7.91	6	2.18	0.35%	(20.90)

Growth Subaccount (5)	319	9.44	3	1.75	0.35%	(5.60)

Global Socially Responsive Subaccount (2)	811	8.31	7	0.67	0.35%	(16.90)

Multi-Cap Growth Subaccount (2)	810	7.27	6	0.00	0.35%	(27.30)

Small Company Growth Subaccount (2)	2,865	7.73	22	0.00	0.35%	(22.70)

Small Company Value Subaccount (1)	747	8.50	6	0.89	0.35%	(15.00)

INVESCO Variable Investment Fund

Financial Services Subaccount (2)	786	8.34	7	1.16	0.35%	(16.60)

Janus Aspen Series

Capital Appreciation Subaccount (2)	1,112	8.74	10	0.51	0.35%	(12.60)

Flexible Income Subaccount (1)	319	10.98	4	3.15	0.35%	9.80

International Growth Subaccount (6)	275	7.92	2	1.19	0.35%	(20.80)

Lord Abbett Series Funds

Bond Debenture Subaccount (7)	89	10.42	1	6.65	0.35%	4.20

Growth and Income Subaccount (1)	708	8.09	6	1.05	0.35%	(19.10)

Mid-Cap Value Subaccount (7)	501	9.71	5	1.63	0.35%	(2.90)

MFS Variable Insurance Trust

New Discovery Subaccount (6)	1,203	7.83	9	0.00	0.35%	(21.70)

Total Return Subaccount (2)	965	9.25	9	0.00	0.35%	(7.50)

MONY Series Fund, Inc.

Government Securities Subaccount (6)	1,509	10.46	16	0.00	0.35%	4.60

Long Term Bond Subaccount (8)	0	10.76	0	0.00	0.35%	7.60

Money Market Subaccount	7,843	10.05	79	1.42	0.35%	0.50

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (2)	874	8.11	7	0.00	0.35%	(18.90)

U.S. Real Estate Subaccount (6)	1,667	9.08	15	7.60	0.35%	(9.20)

PBHG Insurance Series Funds

Mid Cap Value Subaccount (6)	1,672	8.41	14	0.00	0.35%	(15.90)

Select Value Subaccount (8)	0	10.18	0	0.00	0.35%	1.80

PIMCO Variable Insurance Trust

Global Bond Subaccount (6)	456	11.37	5	2.73	0.35%	13.70

Real Return Subaccount (1)	2,219	11.51	26	3.94	0.35%	15.10

StocksPlus Growth and Income Subaccount (1)	2,168	8.01	17	3.31	0.35%	(19.90)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
****	Commencement of operations
^	Annualized
(1)	For the period April 3, 2002**** through December 31, 2002
(2)	For the period May 2, 2002**** through December 31, 2002
(3)	For the period July 5, 2002**** through December 31, 2002
(4)	For the period May 5, 2002**** through December 31, 2002
(5)	For the period September 10, 2002**** through December 31, 2002
(6)	For the period May 29, 2002**** through December 31, 2002
(7)	For the period August 21, 2002**** through December 31, 2002
(8)	For the period August 5, 2002**** through December 31, 2002

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — MONY Custom Equity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Equity Master’s Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount

ASSETS

Shares held in respective Funds	11,820	11,622	18,118	1,041,173	52,361	22,655

Investments at cost	$132,042	$155,328	$207,425	$1,041,173	$911,680	$445,415

Investments in respective Funds, at net asset value	$139,827	$168,860	$214,154	$1,041,173	$640,894	$388,752

Amount due from MONY	4	3	14	0	74	52

Amount due from respective Funds	38	4	16	40	2,586	47

Total assets	139,869	168,867	214,184	1,041,213	643,554	388,851

LIABILITIES

Amount due to MONY	116	98	137	624	2,969	269

Amount due to respective Funds	4	3	14	0	74	52

Total liabilities	120	101	151	624	3,043	321

Net assets	$139,749	$168,766	$214,033	$1,040,589	$640,511	$388,530

Net assets consist of:

Contractholders’ net payments	$126,355	$148,476	$202,340	$1,013,454	$963,642	$418,553

Undistributed net investment income	4,531	5,621	3,263	27,135	99,885	57,151

Accumulated net realized gain (loss) on investments	1,078	1,137	1,701	0	(152,230)	(30,511)

Net unrealized appreciation (depreciation) of investments	7,785	13,532	6,729	0	(270,786)	(56,663)

Net assets	$139,749	$168,766	$214,033	$1,040,589	$640,511	$388,530

Number of units outstanding*	11,293	12,772	17,384	96,370	132,826	38,844

Net asset value per unit outstanding*	$12.37	$13.21	$12.31	$10.80	$4.82	$10.00

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master

Enterprise Accumulation Trust
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

21,784	34,157	40,679	171,492	134,165	52,438	29,052	65,586

$426,340	$149,632	$173,132	$849,103	$680,044	$380,623	$142,329	$373,727

$332,858	$118,185	$164,341	$682,539	$529,952	$313,577	$122,597	$310,224

21	2	0	90	42	25	11	14

12	13	11	51	6,453	1,374	14	29

332,891	118,200	164,352	682,680	536,447	314,976	122,622	310,267

198	81	103	446	6,760	1,553	83	209

21	2	0	90	42	25	11	14

219	83	103	536	6,802	1,578	94	223

$332,672	$118,117	$164,249	$682,144	$529,645	$313,398	$122,528	$310,044

$422,203	$161,815	$160,848	$885,426	$714,565	$393,362	$144,770	$405,549

24,344	11,327	14,514	607	6,014	6,368	1,355	1,950

(20,393)	(23,578)	(2,322)	(37,325)	(40,842)	(19,286)	(3,865)	(33,952)

(93,482)	(31,447)	(8,791)	(166,564)	(150,092)	(67,046)	(19,732)	(63,503)

$332,672	$118,117	$164,249	$682,144	$529,645	$313,398	$122,528	$310,044

46,292	22,624	15,634	105,572	81,345	42,606	15,612	48,771

$7.19	$5.22	$10.50	$6.46	$6.51	$7.36	$7.85	$6.36

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Equity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount

ASSETS

Shares held in respective Funds	62,868	22,757	542	1,273	5,421	21

Investments at cost	$487,310	$104,854	$4,752	$10,064	$35,945	$216

Investments in respective Funds, at net asset value	$346,401	$96,489	$4,286	$8,553	$28,733	$219

Amount due from MONY	57	26	0	0	4	0

Amount due from respective Funds	27	15	0	0	3	0

Total assets	346,485	96,530	4,286	8,553	28,740	219

LIABILITIES

Amount due to MONY	227	68	3	5	20	0

Amount due to respective Funds	57	26	0	0	4	0

Total liabilities	284	94	3	5	24	0

Net assets	$346,201	$96,436	$4,283	$8,548	$28,716	$219

Net assets consist of:

Contractholders’ net payments	$567,657	$105,381	$4,796	$10,303	$37,171	$210

Undistributed net investment income (loss)	(3,058)	1,856	(12)	(38)	(144)	6

Accumulated net realized gain (loss) on investments	(77,489)	(2,436)	(35)	(206)	(1,099)	0

Net unrealized appreciation (depreciation) of investments	(140,909)	(8,365)	(466)	(1,511)	(7,212)	3

Net assets	$346,201	$96,436	$4,283	$8,548	$28,716	$219

Number of units outstanding*	83,320	11,429	537	1,298	5,215	21

Net asset value per unit outstanding*	$4.16	$8.44	$7.96	$6.59	$5.51	$10.46

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount

33,615	5,247	17,384	20,717	6,926	28,383	16,329	18,940	23,280

$938,896	$129,677	$544,870	$415,980	$97,899	$586,839	$363,292	$397,506	$659,528

$755,334	$99,160	$405,745	$373,730	$81,039	$449,590	$336,204	$328,985	$490,036

87	0	0	11	4	8	29	9	6

73	1,259	1,280	23	8	51	15	15	46

755,494	100,419	407,025	373,764	81,051	449,649	336,248	329,009	490,088

511	1,318	1,517	232	55	306	205	205	324

87	0	0	11	4	8	29	9	6

598	1,318	1,517	243	59	314	234	214	330

$754,896	$99,101	$405,508	$373,521	$80,992	$449,335	$336,014	$328,795	$489,758

$987,737	$145,457	$620,059	$443,552	$106,035	$736,450	$364,344	$450,645	$739,543

17,270	(243)	8,408	5,384	40	(1,007)	12,803	3,231	5,248

(66,549)	(15,596)	(83,834)	(33,165)	(8,223)	(148,859)	(14,045)	(56,560)	(85,541)

(183,562)	(30,517)	(139,125)	(42,250)	(16,860)	(137,249)	(27,088)	(68,521)	(169,492)

$754,896	$99,101	$405,508	$373,521	$80,992	$449,335	$336,014	$328,795	$489,758

119,048	19,929	79,727	49,502	13,189	141,118	38,530	60,226	103,472

$6.34	$4.97	$5.09	$7.55	$6.14	$3.18	$8.72	$5.46	$4.73

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Equity Master
	Alger American Fund	Lord Abbett Series Funds		The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
	Mid-Cap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	U.S. Real Estate Subaccount	Global Bond Subaccount	Real Return Subaccount	Total

ASSETS

Shares held in respective Funds	705	444	2,318	1,232	1,810	4,673

Investments at cost	$10,809	$8,731	$33,438	$14,782	$19,495	$53,785	$10,986,661

Investments in respective Funds, at net asset value	$8,782	$8,368	$32,134	$13,954	$21,161	$55,608	$9,112,444

Amount due from MONY	0	0	4	0	0	0	597

Amount due from respective Funds	0	0	0	0	0	0	13,503

Total assets	8,782	8,368	32,138	13,954	21,161	55,608	9,126,544

LIABILITIES

Amount due to MONY	5	5	18	8	12	31	18,721

Amount due to respective Funds	0	0	4	0	0	0	597

Total liabilities	5	5	22	8	12	31	19,318

Net assets	$8,777	$8,363	$32,116	$13,946	$21,149	$55,577	$9,107,226

Net assets consist of:

Contractholders’ net payments	$10,917	$8,766	$33,472	$14,167	$19,149	$53,014	$11,620,183

Undistributed net investment income (loss)	(34)	32	99	665	278	629	315,478

Accumulated net realized gain (loss) on investments	(79)	(72)	(151)	(58)	56	111	(954,218)

Net unrealized appreciation (depreciation) of investments	(2,027)	(363)	(1,304)	(828)	1,666	1,823	(1,874,217)

Net assets	$8,777	$8,363	$32,116	$13,946	$21,149	$55,577	$9,107,226

Number of units outstanding*	1,148	1,005	3,695	1,536	1,866	4,960

Net asset value per unit outstanding*	$7.64	$8.32	$8.69	$9.08	$11.33	$11.20

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	MONY Custom Equity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount

Dividend income	$4,388	$5,408	$3,799	$15,715	$0	$1,404

Distribution from net realized gains	0	0	0	0	0	10,605

Mortality and expense risk charges	(680)	(756)	(941)	(5,650)	(3,413)	(1,911)

Net investment income (loss)	3,708	4,652	2,858	10,065	(3,413)	10,098

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	568	709	1,297	0	(55,839)	(18,089)

Net change in unrealized appreciation (depreciation) of investments	6,169	12,853	5,984	0	(165,340)	(31,375)

Net realized and unrealized gain (loss) on investments	6,737	13,562	7,281	0	(221,179)	(49,464)

Net increase (decrease) in net assets resulting from operations	$10,445	$18,214	$10,139	$10,065	$(224,592)	$(39,366)

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

$3,095	$803	$11,604	$2,751	$6,447	$0	$1,447	$0

0	0	0	0	0	0	0	0

(1,645)	(608)	(752)	(3,562)	(2,786)	(1,640)	(601)	(1,659)

1,450	195	10,852	(811)	3,661	(1,640)	846	(1,659)

(10,527)	(10,444)	(2,008)	(17,507)	(24,837)	(8,667)	(2,863)	(10,517)

(62,457)	(14,653)	(7,004)	(158,204)	(134,560)	(74,921)	(16,411)	(46,727)

(72,984)	(25,097)	(9,012)	(175,711)	(159,397)	(83,588)	(19,274)	(57,244)

$(71,534)	$(24,902)	$1,840	$(176,522)	$(155,736)	$(85,228)	$(18,428)	$(58,903)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period June 12, 2002** through December 31, 2002

Dividend income	$0	$1,714	$6	$0	$0	$3

Distribution from net realized gains	0	0	0	0	0	3

Mortality and expense risk charges	(2,039)	(444)	(16)	(35)	(135)	0

Net investment income (loss)	(2,039)	1,270	(10)	(35)	(135)	6

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(33,783)	(1,712)	5	(108)	(806)	0

Net change in unrealized appreciation (depreciation) of investments	(127,114)	(9,419)	(618)	(1,641)	(8,113)	3

Net realized and unrealized gain (loss) on investments	(160,897)	(11,131)	(613)	(1,749)	(8,919)	3

Net increase (decrease) in net assets resulting from operations	$(162,936)	$(9,861)	$(623)	$(1,784)	$(9,054)	$9

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002

$10,204	$265	$534	$2,301	$551	$0	$7,968	$1,915	$4,827

0	0	0	0	0	0	0	0	0

(3,897)	(509)	(2,271)	(1,990)	(411)	(2,264)	(1,632)	(1,780)	(2,614)

6,307	(244)	(1,737)	311	140	(2,264)	6,336	135	2,213

(34,665)	(7,099)	(37,715)	(12,307)	(3,020)	(53,423)	(7,684)	(20,138)	(31,051)

(154,812)	(24,802)	(115,214)	(28,488)	(15,805)	(79,345)	(20,090)	(36,615)	(115,176)

(189,477)	(31,901)	(152,929)	(40,795)	(18,825)	(132,768)	(27,774)	(56,753)	(146,227)

$(183,170)	$(32,145)	$(154,666)	$(40,484)	$(18,685)	$(135,032)	$(21,438)	$(56,618)	$(144,014)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Alger American Fund	Lord Abbett Series Funds		The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
	Mid-Cap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount	U.S. Real Estate Subaccount	Global Bond Subaccount	Real Return Subaccount	Total
	For the period May 06, 2002** through December 31, 2002	For the period May 31, 2002** through December 31, 2002	For the period May 06, 2002** through December 31, 2002	For the period May 31, 2002** through December 31, 2002	For the period May 31, 2002** through December 31, 2002	For the period May 06, 2002** through December 31, 2002

Dividend income	$0	$50	$181	$442	$252	$623	$88,697

Distribution from net realized gains	0	1	0	258	88	107	11,062

Mortality and expense risk charges	(34)	(19)	(82)	(35)	(62)	(101)	(46,974)

Net investment income (loss)	(34)	32	99	665	278	629	52,785

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(79)	(72)	(151)	(58)	56	111	(402,423)

Net change in unrealized appreciation (depreciation) of investments	(2,027)	(363)	(1,304)	(828)	1,666	1,823	(1,424,928)

Net realized and unrealized gain (loss) on investments	(2,106)	(435)	(1,455)	(886)	1,722	1,934	(1,827,351)

Net increase (decrease) in net assets resulting from operations	$(2,140)	$(403)	$(1,356)	$(221)	$2,000	$2,563	$(1,774,566)

**	Commencement of operations

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Government Securities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$3,708	$836	$4,652	$976	$2,858	$409

Net realized gain (loss) on investments	568	481	709	412	1,297	383

Net change in unrealized appreciation (depreciation) of investments	6,169	1,137	12,853	301	5,984	594

Net increase (decrease) in net assets resulting from operations	10,445	2,454	18,214	1,689	10,139	1,386

From unit transactions:

Net proceeds from the issuance of units	104,183	54,847	126,307	65,177	189,064	93,798

Net asset value of units redeemed or used to meet contract obligations	(36,129)	(12,148)	(35,923)	(17,053)	(70,155)	(16,515)

Net increase (decrease) from unit transactions	68,054	42,699	90,384	48,124	118,909	77,283

Net increase (decrease) in net assets	78,499	45,153	108,598	49,813	129,048	78,669

Net assets beginning of period	61,250	16,097	60,168	10,355	84,985	6,316

Net assets end of period*	$139,749	$61,250	$168,766	$60,168	$214,033	$84,985

Unit transactions:

Units outstanding beginning of period	5,383	1,530	5,166	942	7,316	577

Units issued during the period	9,741	4,957	11,093	5,723	16,047	8,191

Units redeemed during the period	(3,831)	(1,104)	(3,487)	(1,499)	(5,979)	(1,452)

Units outstanding end of period	11,293	5,383	12,772	5,166	17,384	7,316

* Includes undistributed net investment income of:	$4,531	$823	$5,621	$969	$3,263	$405

See notes to financial statements.

MONY Custom Equity Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$10,065	$16,021	$(3,413)	$89,438	$10,098	$42,604	$1,450	$18,358

0	0	(55,839)	(89,824)	(18,089)	(10,977)	(10,527)	(7,992)

0	0	(165,340)	(68,120)	(31,375)	(22,560)	(62,457)	(32,257)

10,065	16,021	(224,592)	(68,506)	(39,366)	9,067	(71,534)	(21,891)

(148,738)	1,828,369	372,048	614,166	295,382	237,430	170,342	226,381

(121,785)	(584,681)	(150,431)	(125,139)	(122,150)	(53,014)	(58,173)	(40,330)

(270,523)	1,243,688	221,617	489,027	173,232	184,416	112,169	186,051

(260,458)	1,259,709	(2,975)	420,521	133,866	193,483	40,635	164,160

1,301,047	41,338	643,486	222,965	254,664	61,181	292,037	127,877

$1,040,589	$1,301,047	$640,511	$643,486	$388,530	$254,664	$332,672	$292,037

121,626	3,997	93,665	26,254	22,978	5,789	31,845	12,345

(14,438)	172,939	68,153	85,417	28,247	22,117	23,023	23,812

(10,818)	(55,310)	(28,992)	(18,006)	(12,381)	(4,928)	(8,576)	(4,312)

96,370	121,626	132,826	93,665	38,844	22,978	46,292	31,845

$27,135	$17,070	$99,885	$103,298	$57,151	$47,053	$24,344	$22,894

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$195	$8,494	$10,852	$3,504	$(811)	$832

Net realized loss on investments	(10,444)	(12,259)	(2,008)	(279)	(17,507)	(18,278)

Net change in unrealized appreciation (depreciation) of investments	(14,653)	(13,112)	(7,004)	(1,717)	(158,204)	(12,826)

Net increase (decrease) in net assets resulting from operations	(24,902)	(16,877)	1,840	1,508	(176,522)	(30,272)

From unit transactions:

Net proceeds from the issuance of units	79,488	86,356	115,592	76,810	417,458	515,492

Net asset value of units redeemed or used to meet contract obligations	(29,079)	(24,672)	(33,251)	(12,573)	(153,222)	(117,820)

Net increase from unit transactions	50,409	61,684	82,341	64,237	264,236	397,672

Net increase in net assets	25,507	44,807	84,181	65,745	87,714	367,400

Net assets beginning of period	92,610	47,803	80,068	14,323	594,430	227,030

Net assets end of period*	$118,117	$92,610	$164,249	$80,068	$682,144	$594,430

Unit transactions:

Units outstanding beginning of period	14,206	5,274	7,695	1,453	70,201	23,359

Units issued during the period	13,854	12,354	11,819	7,462	58,110	60,795

Units redeemed during the period	(5,436)	(3,422)	(3,880)	(1,220)	(22,739)	(13,953)

Units outstanding end of period	22,624	14,206	15,634	7,695	105,572	70,201

* Includes undistributed net investment income of:	$11,327	$11,132	$14,514	$3,662	$607	$1,418

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Small Company Growth Subaccount		Equity Income Subaccount		Capital Appreciation Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$3,661	$2,339	$(1,640)	$7,842	$846	$511	$(1,659)	$715

(24,837)	(15,933)	(8,667)	(10,901)	(2,863)	(1,072)	(10,517)	(22,752)

(134,560)	(14,041)	(74,921)	9,613	(16,411)	(4,337)	(46,727)	(7,298)

(155,736)	(27,635)	(85,228)	6,554	(18,428)	(4,898)	(58,903)	(29,335)

371,505	521,272	201,240	238,098	84,394	80,770	203,522	223,818

(161,896)	(105,992)	(89,189)	(54,202)	(30,063)	(18,589)	(91,952)	(54,654)

209,609	415,280	112,051	183,896	54,331	62,181	111,570	169,164

53,873	387,645	26,823	190,450	35,903	57,283	52,667	139,829

475,772	88,127	286,575	96,125	86,625	29,342	257,377	117,548

$529,645	$475,772	$313,398	$286,575	$122,528	$86,625	$310,044	$257,377

53,806	8,752	29,439	9,464	9,356	2,818	33,465	12,316

50,826	56,790	24,798	25,927	9,862	8,493	28,041	28,080

(23,287)	(11,736)	(11,631)	(5,952)	(3,606)	(1,955)	(12,735)	(6,931)

81,345	53,806	42,606	29,439	15,612	9,356	48,771	33,465

$6,014	$2,353	$6,368	$8,008	$1,355	$509	$1,950	$3,609

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount		Balanced Subaccount		Emerging Countries Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period June 8, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$(2,039)	$(907)	$1,270	$569	$(10)	$(2)

Net realized gain (loss) on investments	(33,783)	(41,378)	(1,712)	(612)	5	(40)

Net change in unrealized appreciation (depreciation) of investments	(127,114)	9,788	(9,419)	825	(618)	152

Net increase (decrease) in net assets resulting from operations	(162,936)	(32,497)	(9,861)	782	(623)	110

From unit transactions:

Net proceeds from the issuance of units	274,466	343,187	78,731	76,777	4,444	1,757

Net asset value of units redeemed or used to meet contract obligations	(150,728)	(77,595)	(33,143)	(23,620)	(1,169)	(236)

Net increase from unit transactions	123,738	265,592	45,588	53,157	3,275	1,521

Net increase (decrease) in net assets	(39,198)	233,095	35,727	53,939	2,652	1,631

Net assets beginning of period	385,399	152,304	60,709	6,770	1,631	0

Net assets end of period*	$346,201	$385,399	$96,436	$60,709	$4,283	$1,631

Unit transactions:

Units outstanding beginning of period	60,270	19,707	6,380	682	169	0

Units issued during the period	53,725	52,586	9,057	8,226	511	197

Units redeemed during the period	(30,675)	(12,023)	(4,008)	(2,528)	(143)	(28)

Units outstanding end of period	83,320	60,270	11,429	6,380	537	169

* Includes undistributed net investment income (loss) of:	$(3,058)	$(1,019)	$1,856	$586	$(12)	$(2)

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Worldwide Growth Subaccount		Mid-Cap Growth Subaccount		Total Return Subaccount	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount
For the year ended December 31, 2002	For the period June 8, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period June 8, 2001** through December 31, 2001	For the period June 12, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(35)	$(3)	$(135)	$(9)	$6	$6,307	$7,130	$(244)	$(140)

(108)	(98)	(806)	(293)	0	(34,665)	(30,637)	(7,099)	(8,248)

(1,641)	130	(8,113)	901	3	(154,812)	(15,177)	(24,802)	(3,277)

(1,784)	29	(9,054)	599	9	(183,170)	(38,684)	(32,145)	(11,665)

9,275	4,723	34,891	12,526	244	497,379	587,939	79,660	91,828

(3,013)	(682)	(8,888)	(1,358)	(34)	(204,778)	(123,130)	(31,107)	(18,864)

6,262	4,041	26,003	11,168	210	292,601	464,809	48,553	72,964

4,478	4,070	16,949	11,767	219	109,431	426,125	16,408	61,299

4,070	0	11,767	0	0	645,465	219,340	82,693	21,394

$8,548	$4,070	$28,716	$11,767	$219	$754,896	$645,465	$99,101	$82,693

463	0	1,466	0	0	78,584	23,366	11,748	2,344

1,225	542	5,261	1,643	24	70,821	69,968	14,024	11,940

(390)	(79)	(1,512)	(177)	(3)	(30,357)	(14,750)	(5,843)	(2,536)

1,298	463	5,215	1,466	21	119,048	78,584	19,929	11,748

$(38)	$(3)	$(144)	$(9)	$6	$17,270	$10,963	$(243)	$1

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mony Custom Equity Master
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$(1,737)	$10,264	$311	$5,232	$140	$(77)

Net realized loss on investments	(37,715)	(45,170)	(12,307)	(20,592)	(3,020)	(4,908)

Net change in unrealized appreciation (depreciation) of investments	(115,214)	(7,814)	(28,488)	(7,442)	(15,805)	1,115

Net decrease in net assets resulting from operations	(154,666)	(42,720)	(40,484)	(22,802)	(18,685)	(3,870)

From unit transactions:

Net proceeds from the issuance of units	282,608	434,904	212,751	241,564	59,511	54,447

Net asset value of units redeemed or used to meet contract obligations	(145,854)	(102,004)	(115,312)	(65,363)	(23,198)	(15,463)

Net increase from unit transactions	136,754	332,900	97,439	176,201	36,313	38,984

Net increase (decrease) in net assets	(17,912)	290,180	56,955	153,399	17,628	35,114

Net assets beginning of period	423,420	133,240	316,566	163,167	63,364	28,250

Net assets end of period*	$405,508	$423,420	$373,521	$316,566	$80,992	$63,364

Unit transactions:

Units outstanding beginning of period	57,776	14,902	37,789	17,007	8,012	3,045

Units issued during the period	48,166	56,380	26,645	28,573	8,705	6,917

Units redeemed during the period	(26,215)	(13,506)	(14,932)	(7,791)	(3,528)	(1,950)

Units outstanding end of period	79,727	57,776	49,502	37,789	13,189	8,012

* Includes undistributed net investment income (loss) of:	$8,408	$10,145	$5,384	$5,073	$40	$(100)

See accompanying notes to financial statements.

Mony Custom Equity Master
Janus Aspen Series
Aggressive Growth Subaccount		Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(2,264)	$(951)	$6,336	$4,996	$135	$2,383	$2,213	$838

(53,423)	(89,137)	(7,684)	(5,465)	(20,138)	(34,995)	(31,051)	(50,896)

(79,345)	(23,785)	(20,090)	(5,338)	(36,615)	(13,217)	(115,176)	(28,133)

(135,032)	(113,873)	(21,438)	(5,807)	(56,618)	(45,829)	(144,014)	(78,191)

335,141	465,872	185,882	228,701	195,615	273,738	314,097	404,800

(152,073)	(99,638)	(77,079)	(54,763)	(111,324)	(69,512)	(135,019)	(102,101)

183,068	366,234	108,803	173,938	84,291	204,226	179,078	302,699

48,036	252,361	87,365	168,131	27,673	158,397	35,064	224,508

401,299	148,938	248,649	80,518	301,122	142,725	454,694	230,186

$449,335	$401,299	$336,014	$248,649	$328,795	$301,122	$489,758	$454,694

90,311	20,212	26,527	8,160	46,253	17,106	71,160	27,835

96,423	90,124	25,226	24,202	34,143	39,167	58,155	58,551

(45,616)	(20,025)	(13,223)	(5,835)	(20,170)	(10,020)	(25,843)	(15,226)

141,118	90,311	38,530	26,527	60,226	46,253	103,472	71,160

$(1,007)	$1,257	$12,803	$6,467	$3,231	$3,096	$5,248	$3,035

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Alger American Fund	Lord Abbett Series Funds
	Mid-Cap Growth Subaccount	Growth and Income Subaccount	Mid-Cap Value Subaccount
	For the period May 06, 2002** through December 31, 2002	For the period May 31, 2002** through December 31, 2002	For the period May 06, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(34)	$32	$99

Net realized gain (loss) on investments	(79)	(72)	(151)

Net change in unrealized appreciation (depreciation) of investments	(2,027)	(363)	(1,304)

Net increase (decrease) in net assets resulting from operations	(2,140)	(403)	(1,356)

From unit transactions:

Net proceeds from the issuance of units	11,513	9,456	35,121

Net asset value of units redeemed or used to meet contract obligations	(596)	(690)	(1,649)

Net increase from unit transactions	10,917	8,766	33,472

Net increase in net assets	8,777	8,363	32,116

Net assets beginning of period	0	0	0

Net assets end of period*	$8,777	$8,363	$32,116

Unit transactions:

Units outstanding beginning of period	0	0	0

Units issued during the period	1,468	1,090	4,162

Units redeemed during the period	(320)	(85)	(467)

Units outstanding end of period	1,148	1,005	3,695

* Includes undistributed net investment income (loss) of:	$(34)	$32	$99

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
U.S. Real Estate Subaccount	Global Bond Subaccount	Real Return Subaccount	Total
For the period May 31, 2002** through December 31, 2002	For the period May 31, 2002** through December 31, 2002	For the period May 06, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001

$665	$278	$629	$52,785	$222,202

(58)	56	111	(402,423)	(521,460)

(828)	1,666	1,823	(1,424,928)	(255,895)

(221)	2,000	2,563	(1,774,566)	(555,153)

14,983	20,122	55,591	5,293,268	8,085,547

(816)	(973)	(2,577)	(2,383,418)	(1,991,711)

14,167	19,149	53,014	2,909,850	6,093,836

13,946	21,149	55,577	1,135,284	5,538,683

0	0	0	7,971,942	2,433,259

$13,946	$21,149	$55,577	$9,107,226	$7,971,942

0	0	0

1,628	1,958	5,200

(92)	(92)	(240)

1,536	1,866	4,960

$665	$278	$629	$315,478	$262,693

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

There are thirty-five MONY Custom Equity Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, The Universal Institutional Funds, Inc., the Alger American Fund, Lord Abbett Series Fund, PIMCO Variable Insurance Trust, or Janus Aspen Series (collectively, the “Funds”). The subaccounts of MONY Custom Equity Master commenced operations during the years 2000 through 2002. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Equity Master Subaccounts for the period ended December 31, 2002 aggregated $1,644,980.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Equity Master subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $4,483 in connection with MONY Custom Equity Master subaccounts.

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2002 were as follows:

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	$103,239	$35,798

Long Term Bond Portfolio	120,845	31,133

Government Securities Portfolio	173,875	55,800

Money Market Portfolio	1,672,022	1,947,822

Enterprise Accumulation Trust

Equity Portfolio	309,141	90,664

Small Company Value Portfolio	247,622	76,120

Managed Portfolio	148,921	38,260

International Growth Portfolio	72,144	22,290

High Yield Bond Portfolio	108,761	27,094

Growth Portfolio	360,544	99,576

Growth and Income Portfolio	312,128	105,077

Small Company Growth Portfolio	162,115	51,572

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.    Investment Transactions: (continued)

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Equity Income Portfolio	$78,017	$24,232

Capital Appreciation Portfolio	168,316	58,269

Multi-Cap Growth Portfolio	223,283	101,449

Balanced Portfolio	80,176	34,989

Emerging Countries Portfolio	4,293	1,031

Worldwide Growth Portfolio	8,516	2,285

Mid-Cap Growth Portfolio	34,933	9,049

Total Return Portfolio	241	31

Dreyfus

Dreyfus Stock Index Fund	423,812	134,779

Dreyfus Socially Responsible Growth Fund, Inc.	70,241	22,152

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	239,414	104,766

VIP II Contrafund Portfolio	174,504	78,899

VIP III Growth Opportunities Portfolio	49,654	13,716

Janus Aspen Series

Aggressive Growth Portfolio	271,329	90,337

Balanced Portfolio	195,672	88,353

Capital Appreciation Portfolio	155,629	72,979

Worldwide Growth Portfolio	258,444	81,777

Alger American Fund

Mid-Cap Growth Portfolio	13,375	2,487

Lord Abbett Series Fund

Growth and Income Portfolio	9,147	395

Mid-Cap Value Portfolio	36,819	3,411

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio	14,627	487

PIMCO Variable Insurance Trust

Global Bond Portfolio	20,034	935

Real Return Portfolio	54,973	2,029

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	11,293	$12.37	$140	2.26%		0.35%		8.70%

Long Term Bond Subaccount	12,772	13.21	169	2.50		0.35		13.39%

Government Securities Subaccount	17,384	12.31	214	1.41		0.35		5.94%

Money Market Subaccount	96,370	10.80	1,041	0.97		0.35		0.93%

Enterprise Accumulation Trust

Equity Subaccount	132,826	4.82	641	0.00		0.35		(29.84)%

Small Company Value Subaccount	38,844	10.00	389	0.26		0.35		(9.75)%

Managed Subaccount	46,292	7.19	333	0.66		0.35		(21.59)%

International Growth Subaccount	22,624	5.22	118	0.46		0.35		(19.94)%

High Yield Bond Subaccount	15,634	10.50	164	5.40		0.35		0.96%

Growth Subaccount	105,572	6.46	682	0.27		0.35		(23.74)%

Growth and Income Subaccount	81,345	6.51	530	0.81		0.35		(26.36)%

Small Company Growth Subaccount	42,606	7.36	313	0.00		0.35		(24.36)%

Equity Income Subaccount	15,612	7.85	123	0.84		0.35		(15.23)%

Capital Appreciation Subaccount	48,771	6.36	310	0.00		0.35		(17.30)%

Multi-Cap Growth Subaccount	83,320	4.16	346	0.00		0.35		(34.90)%

Balanced Subaccount	11,429	8.44	96	1.35		0.35		(11.34)%

Emerging Countries Subaccount	537	7.96	4	0.13		0.35		(17.17)%

Worldwide Growth Subaccount	1,298	6.59	9	0.00		0.35		(25.11)%

Mid-Cap Growth Subaccount	5,215	5.51	29	0.00		0.35		(31.38)%

Total Return Subaccount (1)	21	10.46	0	1.92	(^)	0.35	(^)	4.60%

Dreyfus

Dreyfus Stock Index Subaccount	119,048	6.34	755	0.92		0.35		(22.78)%

Dreyfus Socially Responsible Growth Subaccount	19,929	4.97	99	0.18		0.35		(29.40)%

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	79,727	5.09	406	0.08		0.35		(30.56)%

VIP II Contrafund Subaccount	49,502	7.55	374	0.40		0.35		(9.90)%

VIP III Growth Opportunities Subaccount	13,189	6.14	81	0.47		0.35		(22.38)%

Janus Aspen Series

Aggressive Growth Subaccount	141,118	3.18	449	0.00		0.35		(28.38)%

Balanced Subaccount	38,530	8.72	336	1.71		0.35		(6.94)%

Capital Appreciation Subaccount	60,226	5.46	329	0.38		0.35		(16.13)%

Worldwide Growth Subaccount	103,472	4.73	490	0.64		0.35		(25.98)%

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Mid Cap Growth Subaccount (2)	1,148	$7.64	$9	0.00%		0.35	%(^)	(23.60)%

Lord Abbett Series Funds

Growth and Income Subaccount (3)	1,005	8.32	8	0.92	(^)	0.35	(^)	(16.80)%

Mid-Cap Value Subaccount (2)	3,695	8.69	32	0.77	(^)	0.35	(^)	(13.10)%

The Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (3)	1,536	9.08	14	4.42	(^)	0.35	(^)	(9.20)%

PIMCO Variable Insurance Trust

Global Bond Subaccount (3)	1,866	11.33	21	1.42	(^)	0.35	(^)	13.30%

Real Return Subaccount (2)	4,960	11.20	56	2.16	(^)	0.35	(^)	12.00%

For a unit outstanding throughout the period ended December 31, 2001:
	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	5,383	11.38	61	2.71		0.35		8.17

Long Term Bond Subaccount	5,166	11.65	60	3.22		0.35		5.91

Government Securities Subaccount	7,316	11.62	85	1.52		0.35		6.22

Money Market Subaccount	121,626	10.70	1,301	3.02		0.35		3.48

Enterprise Accumulation Trust

Equity Subaccount	93,665	6.87	643	0.00		0.35		(19.08)

Small Company Value Subaccount	22,978	11.08	255	0.31		0.35		4.82

Managed Subaccount	31,845	9.17	292	2.72		0.35		(11.49)

International Growth Subaccount	14,206	6.52	93	0.82		0.35		(28.04)

High Yield Bond Subaccount	7,695	10.40	80	8.81		0.35		5.48

Growth Subaccount	70,201	8.47	594	0.56		0.35		(12.86)

Growth and Income Subaccount	53,806	8.84	476	1.16		0.35		(12.21)

Small Company Growth Subaccount	29,439	9.73	287	0.00		0.35		(4.23)

Equity Income Subaccount	9,356	9.26	87	1.30		0.35		(11.05)

Capital Appreciation Subaccount	33,465	7.69	257	0.74		0.35		(19.39)

Multi-Cap Growth Subaccount	60,270	6.39	385	0.00		0.35		(17.34)

Balanced Subaccount	6,380	9.52	61	2.07		0.35		(4.13)

Emerging Countries Subaccount (4)	169	9.61	2	0.00	(^)	0.35	(^)	(3.90)

Worldwide Growth Subaccount (4)	463	8.80	4	0.00	(^)	0.35	(^)	(12.00)

Mid-Cap Growth Subaccount (4)	1,466	8.03	12	0.00	(^)	0.35	(^)	(19.70)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	78,584	$8.21	$645	1.28%	0.35%	(12.57)%

Dreyfus Socially Responsible Growth Subaccount	11,748	7.04	83	0.09	0.35	(22.89)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	57,776	7.33	423	0.00	0.35	(18.01)

VIP II Contrafund Subaccount	37,789	8.38	317	0.51	0.35	(12.62)

VIP III Growth Opportunities Subaccount	8,012	7.91	63	0.16	0.35	(14.76)

Janus Aspen Series

Aggressive Growth Subaccount	90,311	4.44	401	0.00	0.35	(39.76)

Balanced Subaccount	26,527	9.37	249	3.19	0.35	(5.07)

Capital Appreciation Subaccount	46,253	6.51	301	1.41	0.35	(21.94)

Worldwide Growth Subaccount	71,160	6.39	455	0.59	0.35	(22.73)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period June 12, 2002 (commencement of operations) through December 31, 2002
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002
(3)	For the period May 31, 2002 (commencement of operations) through December 31, 2002
(4)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — MONY Custom Estate Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Estate Master’s Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount

ASSETS

Shares held in respective Funds	77	1,444	1,008	708,558

Investments at cost	$856	$19,058	$11,512	$708,558

Investments in respective Funds, at net asset value	$910	$20,977	$11,913	$708,558

Amount due from respective Funds	0	0	0	145

Total assets	910	20,977	11,913	708,703

LIABILITIES

Amount due to MONY	0	6	3	355

Total liabilities	0	6	3	355

Net assets	$910	$20,971	$11,910	$708,348

Net assets consist of:

Contractholders’ net payments	$816	$17,717	$11,283	$694,208

Undistributed net investment income	33	1,249	198	14,140

Accumulated net realized gain (loss) on investments	7	86	28	0

Net unrealized appreciation (depreciation) of investments	54	1,919	401	0

Net assets	$910	$20,971	$11,910	$708,348

Number of units outstanding*	79	1,639	1,078	64,399

Net asset value per unit outstanding*	$11.46	$12.79	$11.06	$11.00

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount

5,234	3,497	1,250	7,759	4,784	21,742	3,747	4,647	3,536

$80,099	$72,237	$23,366	$36,586	$21,086	$104,057	$18,450	$33,813	$17,620

$64,061	$60,016	$19,107	$26,847	$19,329	$86,534	$14,800	$27,790	$14,923

0	0	0	0	0	0	0	0	0

64,061	60,016	19,107	26,847	19,329	86,534	14,800	27,790	14,923

21	18	6	8	6	26	5	9	5

21	18	6	8	6	26	5	9	5

$64,040	$59,998	$19,101	$26,839	$19,323	$86,508	$14,795	$27,781	$14,918

$95,014	$64,204	$23,495	$38,446	$18,912	$116,075	$24,869	$33,905	$17,324

10,644	13,223	1,785	2,927	2,363	334	388	747	196

(25,580)	(5,208)	(1,920)	(4,795)	(195)	(12,378)	(6,812)	(848)	95

(16,038)	(12,221)	(4,259)	(9,739)	(1,757)	(17,523)	(3,650)	(6,023)	(2,697)

$64,040	$59,998	$19,101	$26,839	$19,323	$86,508	$14,795	$27,781	$14,918

11,200	6,299	2,740	5,517	1,888	13,466	2,309	3,764	1,808

$5.72	$9.53	$6.97	$4.87	$10.23	$6.43	$6.41	$7.38	$8.25

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount

ASSETS

Shares held in respective Funds	3,754	6,880	66	267	14

Investments at cost	$22,601	$56,520	$311	$1,904	$140

Investments in respective Funds, at net asset value	$17,758	$37,909	$280	$1,417	$142

Amount due from respective Funds	0	0	0	0	0

Total assets	17,758	37,909	280	1,417	142

LIABILITIES

Amount due to MONY	6	12	0	0	0

Total liabilities	6	12	0	0	0

Net assets	$17,752	$37,897	$280	$1,417	$142

Net assets consist of:

Contractholders’ net payments	$26,747	$68,366	$301	$1,927	$136

Undistributed net investment income (loss)	469	(337)	12	(4)	4

Accumulated net realized gain (loss) on investments	(4,621)	(11,521)	(2)	(19)	0

Net unrealized appreciation (depreciation) of investments	(4,843)	(18,611)	(31)	(487)	2

Net assets	$17,752	$37,897	$280	$1,417	$142

Number of units outstanding*	2,933	10,082	30	194	13

Net asset value per unit outstanding*	$6.05	$3.76	$9.35	$7.28	$10.45

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount

4,439	981	3,451	3,243	1,573	2,481	2,555	2,606

$120,314	$23,948	$105,642	$64,931	$23,192	$41,680	$57,253	$52,752

$99,753	$18,546	$80,540	$58,509	$18,404	$39,306	$52,607	$45,273

0	0	0	0	0	0	0	0

99,753	18,546	80,540	58,509	18,404	39,306	52,607	45,273

30	6	25	17	6	12	16	14

30	6	25	17	6	12	16	14

$99,723	$18,540	$80,515	$58,492	$18,398	$39,294	$52,591	$45,259

$132,988	$27,070	$116,615	$66,490	$24,206	$70,727	$57,144	$64,702

2,389	14	1,439	824	167	671	2,042	674

(15,093)	(3,142)	(12,437)	(2,400)	(1,187)	(29,730)	(1,949)	(12,638)

(20,561)	(5,402)	(25,102)	(6,422)	(4,788)	(2,374)	(4,646)	(7,479)

$99,723	$18,540	$80,515	$58,492	$18,398	$39,294	$52,591	$45,259

15,730	3,895	15,240	7,909	3,204	14,864	5,897	9,317

$6.34	$4.76	$5.28	$7.40	$5.74	$2.64	$8.92	$4.86

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONY Custom Estate Master
	Janus Aspen Series	Lord Abbett Series Funds	PIMCO Variable Insurance Trust	Total
	Worldwide Growth Subaccount	Growth and Income Subaccount	Real Return Subaccount

ASSETS

Shares held in respective Funds	3,975	7	8

Investments at cost	$103,228	$134	$86	$1,821,934

Investments in respective Funds, at net asset value	$83,669	$125	$91	$1,630,094

Amount due from respective Funds	0	0	0	145

Total assets	83,669	125	91	1,630,239

LIABILITIES

Amount due to MONY	26	0	0	638

Total liabilities	26	0	0	638

Net assets	$83,643	$125	$91	$1,629,601

Net assets consist of:

Contractholders’ net payments	$120,945	$134	$85	$1,934,851

Undistributed net investment income	1,498	1	1	58,091

Accumulated net realized gain (loss) on investments	(19,241)	(1)	0	(171,501)

Net unrealized appreciation (depreciation) of investments	(19,559)	(9)	5	(191,840)

Net assets	$83,643	$125	$91	$1,629,601

Number of units outstanding*	16,837	15	8

Net asset value per unit outstanding*	$4.97	$8.56	$11.00

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount

Dividend income	$38	$824	$222	$7,258

Distribution from net realized gains	0	0	0	0

Mortality and expense risk charges	(4)	(63)	(29)	(1,719)

Net investment income (loss)	34	761	193	5,539

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	4	46	25	0

Net change in unrealized appreciation (depreciation) of investments	41	1,594	307	0

Net realized and unrealized gain (loss) on investments	45	1,640	332	0

Net increase (decrease) in net assets resulting from operations	$79	$2,401	$525	$5,539

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount

$0	$218	$132	$169	$1,450	$356	$297	$0	$171

0	1,648	0	0	0	0	0	0	0

(221)	(193)	(54)	(97)	(59)	(284)	(79)	(95)	(52)

(221)	1,673	78	72	1,391	72	218	(95)	119

(19,435)	(2,139)	(1,029)	(3,488)	(143)	(9,532)	(6,199)	(675)	(100)

(5,488)	(4,962)	(2,810)	(2,189)	(1,149)	(14,330)	(1,307)	(6,193)	(2,199)

(24,923)	(7,101)	(3,839)	(5,677)	(1,292)	(23,862)	(7,506)	(6,868)	(2,299)

$(25,144)	$(5,428)	$(3,761)	$(5,605)	$99	$(23,790)	$(7,288)	$(6,963)	$(2,180)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust

	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount	Balanced Subaccount	Mid-Cap Growth Subaccount	Total Return Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period June 17, 2002** through Deccember 31, 2002

Dividend income	$0	$0	$6	$0	$2

Distribution from net realized gains	0	0	0	0	2

Mortality and expense risk charges	(87)	(167)	0	(4)	0

Net investment income (loss)	(87)	(167)	6	(4)	4

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(3,281)	(7,322)	(3)	(19)	0

Net change in unrealized appreciation (depreciation) of investments	(961)	(12,734)	(43)	(487)	2

Net realized and unrealized gain (loss) on investments	(4,242)	(20,056)	(46)	(506)	2

Net increase (decrease) in net assets resulting from operations	$(4,329)	$(20,223)	$(40)	$(510)	$6

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002

$1,272	$49	$86	$335	$148	$0	$1,273	$290

0	0	0	0	0	0	0	0

(308)	(56)	(253)	(168)	(61)	(142)	(159)	(173)

964	(7)	(167)	167	87	(142)	1,114	117

(12,844)	(1,566)	(8,926)	(1,310)	(424)	(19,922)	(1,470)	(9,616)

(13,092)	(3,944)	(18,553)	(3,494)	(4,095)	6,337	(3,305)	453

(25,936)	(5,510)	(27,479)	(4,804)	(4,519)	(13,585)	(4,775)	(9,163)

$(24,972)	$(5,517)	$(27,646)	$(4,637)	$(4,432)	$(13,727)	$(3,661)	$(9,046)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master
	Janus Aspen Series	Lord Abbett Series Fund	PIMCO Variable Insurance Trust
	Worldwide Growth Subaccount	Growth and Income Subaccount	Real Return Subaccount	Total
	For the year ended December 31, 2002	For the period ended June 17, 2002** through December 31, 2002	For the period ended June 17, 2002** through December 31, 2002	For the period ended December 31, 2002

Dividend income	$800	$1	$1	$15,398

Distribution from net realized gains	0	0	0	1,650

Mortality and expense risk charges	(270)	0	0	(4,797)

Net investment income (loss)	530	1	1	12,251

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(12,935)	(1)	0	(122,304)

Net change in unrealized appreciation (depreciation) of investments	(11,190)	(9)	5	(103,795)

Net realized and unrealized gain (loss) on investments	(24,125)	(10)	5	(226,099)

Net increase (decrease) in net assets resulting from operations	$(23,595)	$(9)	$6	$(213,848)

**	Commencement of operations

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount
	For the year ended December 31, 2002	For the period April 2, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$34	$(1)	$761	$494

Net realized gain (loss) on investments	4	3	46	37

Net change in unrealized appreciation (depreciation) of investments	41	13	1,594	60

Net increase (decrease) in net assets resulting from operations	79	15	2,401	591

From unit transactions:

Net proceeds from the issuance of units	0	1,045	8,248	2,505

Net asset value of units redeemed or used to meet contract obligations	(144)	(85)	(1,060)	(593)

Net increase (decrease) from unit transactions	(144)	960	7,188	1,912

Net increase (decrease) in net assets	(65)	975	9,589	2,503

Net assets beginning of period	975	0	11,382	8,879

Net assets end of period*	$910	$975	$20,971	$11,382

Unit transactions:

Units outstanding beginning of period	93	0	1,011	835

Units issued during the period	0	101	718	230

Units redeemed during the period	(14)	(8)	(90)	(54)

Units outstanding end of period	79	93	1,639	1,011

* Includes undistributed net investment income (loss) of:	$33	$(1)	$1,249	$488

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Government Securities Subaccount		Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount
For the year ended December 31, 2002	For the period March 14, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$193	$5	$5,539	$5,827	$(221)	$8,648	$1,673	$9,514

25	3	0	0	(19,435)	(3,785)	(2,139)	(804)

307	94	0	0	(5,488)	(9,555)	(4,962)	(7,126)

525	102	5,539	5,827	(25,144)	(4,692)	(5,428)	1,584

7,982	5,006	402,375	356,079	43,966	56,343	26,253	31,688

(1,116)	(589)	(82,635)	(67,279)	(9,462)	(6,293)	(5,449)	(4,129)

6,866	4,417	319,740	288,800	34,504	50,050	20,804	27,559

7,391	4,519	325,279	294,627	9,360	45,358	15,376	29,143

4,519	0	383,069	88,442	54,680	9,322	44,622	15,479

$11,910	$4,519	$708,348	$383,069	$64,040	$54,680	$59,998	$44,622

434	0	35,225	8,412	6,726	928	4,236	1,541

748	492	36,717	33,096	6,161	6,560	2,654	3,125

(104)	(58)	(7,543)	(6,283)	(1,687)	(762)	(591)	(430)

1,078	434	64,399	35,225	11,200	6,726	6,299	4,236

$198	$5	$14,140	$8,601	$10,644	$10,865	$13,223	$11,550

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust

	Managed Subaccount		International Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$78	$1,030	$72	$2,336

Net realized loss on investments	(1,029)	(835)	(3,488)	(1,178)

Net change in unrealized appreciation (depreciation) of investments	(2,810)	(846)	(2,189)	(6,782)

Net increase (decrease) in net assets resulting from operations	(3,761)	(651)	(5,605)	(5,624)

From unit transactions:

Net proceeds from the issuance of units	9,711	17,719	10,542	17,902

Net asset value of units redeemed or used to meet contract obligations	(1,203)	(5,076)	(2,629)	(1,581)

Net increase (decrease) from unit transactions	8,508	12,643	7,913	16,321

Net increase (decrease) in net assets	4,747	11,992	2,308	10,697

Net assets beginning of year	14,354	2,362	24,531	13,834

Net assets end of year*	$19,101	$14,354	$26,839	$24,531

Unit transactions:

Units outstanding beginning of year	1,617	236	4,047	1,641

Units issued during the year	1,281	1,912	1,928	2,656

Units redeemed during the year	(158)	(531)	(458)	(250)

Units outstanding end of year	2,740	1,617	5,517	4,047

* Includes undistributed net investment income of:	$1,785	$1,707	$2,927	$2,855

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
High Yield Bond Subaccount		Growth Subaccount		Growth and Income Subaccount		Small Company Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$1,391	$820	$72	$68	$218	$164	$(95)	$808

(143)	(47)	(9,532)	(2,634)	(6,199)	(617)	(675)	(201)

(1,149)	(290)	(14,330)	(2,248)	(1,307)	(2,117)	(6,193)	299

99	483	(23,790)	(4,814)	(7,288)	(2,570)	(6,963)	906

10,181	1,541	72,346	45,363	11,659	26,778	9,325	19,290

(1,117)	(520)	(21,908)	(11,723)	(20,735)	(4,593)	(3,317)	(2,384)

9,064	1,021	50,438	33,640	(9,076)	22,185	6,008	16,906

9,163	1,504	26,648	28,826	(16,364)	19,615	(955)	17,812

10,160	8,656	59,860	31,034	31,159	11,544	28,736	10,924

$19,323	$10,160	$86,508	$59,860	$14,795	$31,159	$27,781	$28,736

1,004	903	7,125	3,218	3,587	1,167	2,949	1,074

996	153	9,496	5,303	1,601	2,935	1,224	2,140

(112)	(52)	(3,155)	(1,396)	(2,879)	(515)	(409)	(265)

1,888	1,004	13,466	7,125	2,309	3,587	3,764	2,949

$2,363	$972	$334	$262	$388	$170	$747	$842

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Equity Income Subaccount		Capital Appreciation Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$119	$56	$(87)	$82

Net realized gain (loss) on investments	(100)	171	(3,281)	(1,204)

Net change in unrealized appreciation (depreciation) of investments	(2,199)	(1,073)	(961)	(2,724)

Net increase (decrease) in net assets resulting from operations	(2,180)	(846)	(4,329)	(3,846)

From unit transactions:

Net proceeds from the issuance of units	5,369	8,126	6,516	21,985

Net asset value of units redeemed or used to meet contract obligations	(720)	(9,172)	(11,624)	(3,056)

Net increase (decrease) from unit transactions	4,649	(1,046)	(5,108)	18,929

Net increase (decrease) in net assets	2,469	(1,892)	(9,437)	15,083

Net assets beginning of period	12,449	14,341	27,189	12,106

Net assets end of period*	$14,918	$12,449	$17,752	$27,189

Unit transactions:

Units outstanding beginning of period	1,282	1,313	3,721	1,335

Units issued during the period	606	839	920	2,811

Units redeemed during the period	(80)	(870)	(1,708)	(425)

Units outstanding end of period	1,808	1,282	2,933	3,721

* Includes undistributed net investment income (loss) of:	$196	$77	$469	$556

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Multi-Cap Growth Subaccount		Balanced Subaccount		Mid-Cap Growth Subaccount		Total Return Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period April 2, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period November 21, 2001** through December 31, 2001	For the period June 17, 2002** through December 31, 2002

$(167)	$(146)	$6	$6	$(4)	$0	$4

(7,322)	(3,729)	(3)	1	(19)	0	0

(12,734)	(1,686)	(43)	12	(487)	0	2

(20,223)	(5,561)	(40)	19	(510)	0	6

15,395	44,917	0	434	2,047	28	173

(10,270)	(6,053)	(71)	(62)	(134)	(14)	(37)

5,125	38,864	(71)	372	1,913	14	136

(15,098)	33,303	(111)	391	1,403	14	142

52,995	19,692	391	0	14	0	0

$37,897	$52,995	$280	$391	$1,417	$14	$142

9,181	2,823	37	0	1	0	0

3,372	7,402	0	43	209	2	17

(2,471)	(1,044)	(7)	(6)	(16)	(1)	(4)

10,082	9,181	30	37	194	1	13

$(337)	$(170)	$12	$6	$(4)	$0	$4

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master

	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income (loss)	$964	$936	$(7)	$(24)

Net realized loss on investments	(12,844)	(2,187)	(1,566)	(1,078)

Net change in unrealized appreciation (depreciation) of investments	(13,092)	(4,494)	(3,944)	(998)

Net decrease in net assets resulting from operations	(24,972)	(5,745)	(5,517)	(2,100)

From unit transactions:

Net proceeds from the issuance of units	63,088	69,752	12,092	12,202

Net asset value of units redeemed or used to meet contract obligations	(21,894)	(7,098)	(2,762)	(1,622)

Net increase (decrease) from unit transactions	41,194	62,654	9,330	10,580

Net increase in net assets	16,222	56,909	3,813	8,480

Net assets beginning of year	83,501	26,592	14,727	6,247

Net assets end of year*	$99,723	$83,501	$18,540	$14,727

Unit transactions:

Units outstanding beginning of year	10,189	2,839	2,190	717

Units issued during the year	8,938	8,193	2,341	1,698

Units redeemed during the year	(3,397)	(843)	(636)	(225)

Units outstanding end of year	15,730	10,189	3,895	2,190

* Includes undistributed net investment income of:	$2,389	$1,425	$14	$21

See notes to financial statements.

MONY Customer Estate Master
Fidelity Variable Insurance Products Funds						Janus Aspen Series
VIP Growth Subaccount		VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(167)	$1,459	$167	$672	$87	$(22)	$(142)	$(96)

(8,926)	(3,339)	(1,310)	(855)	(424)	(730)	(19,922)	(9,172)

(18,553)	(5,686)	(3,494)	(2,521)	(4,095)	(392)	6,337	(3,445)

(27,646)	(7,566)	(4,637)	(2,704)	(4,432)	(1,144)	(13,727)	(12,713)

49,176	77,497	25,593	34,282	7,376	16,439	176,121	40,375

(10,821)	(8,000)	(4,516)	(3,472)	(2,691)	(1,440)	(157,890)	(5,189)

38,355	69,497	21,077	30,810	4,685	14,999	18,231	(35,186)

10,709	61,931	16,440	28,106	253	13,855	4,504	22,473

69,806	7,875	42,052	13,946	18,145	4,290	34,790	12,317

$80,515	$69,806	$58,492	$42,052	$18,398	$18,145	$39,294	$34,790

9,189	850	5,132	1,486	2,459	496	9,449	2,017

8,031	9,350	3,353	4,057	1,164	2,154	53,687	8,696

(1,980)	(1,011)	(576)	(411)	(419)	(191)	(48,272)	(1,264)

15,240	9,189	7,909	5,132	3,204	2,459	14,864	9,449

1,439	$1,606	$824	$657	$167	$80	$671	$813

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Janus Aspen Series
	Balanced Subaccount		Capital Appreciation Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net investment income	$1,114	$713	$117	$454

Net realized gain (loss) on investments	(1,470)	(456)	(9,616)	(2,907)

Net change in unrealized appreciation (depreciation) of investments	(3,305)	(1,161)	453	(5,696)

Net increase (decrease) in net assets resulting from operations	(3,661)	(904)	(9,046)	(8,149)

From unit transactions:

Net proceeds from the issuance of units	27,380	34,764	22,149	45,861

Net asset value of units redeemed or used to meet contract obligations	(6,241)	(4,874)	(11,908)	(5,894)

Net increase from unit transactions	21,139	29,890	10,241	39,967

Net increase in net assets	17,478	28,986	1,195	31,818

Net assets beginning of period	35,113	6,127	44,064	12,246

Net assets end of period*	$52,591	$35,113	$45,259	$44,064

Unit transactions:

Units outstanding beginning of period	3,671	608	7,623	1,653

Units issued during the period	2,913	3,571	4,119	6,927

Units redeemed during the period	(687)	(508)	(2,425)	(957)

Units outstanding end of period	5,897	3,671	9,317	7,623

* Includes undistributed net investment income of:	$2,042	$928	$674	$557

** Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Janus Aspen Series		Lord Abbett Series Fund	PIMCO Variable Insurance Products
Worldwide Growth Subaccount		Growth and Income Subaccount	Real Return Subaccount	Total
For the year ended December 31, 2002	For the year ended December 31, 2001	For the period June 17, 2002** through December 31, 2002	For the period June 17, 2002** through December 31, 2002	For the Period ended December 31, 2002	For the Period ended December 31, 2001

$530	$131	$1	$1	$12,251	$33,934

(12,935)	(4,931)	(1)	0	(122,304)	(40,474)

(11,190)	(5,308)	(9)	5	(103,795)	(63,670)

(23,595)	(10,108)	(9)	6	(213,848)	(70,210)

55,454	62,365	166	109	1,080,792	1,050,286

(15,582)	(7,786)	(32)	(24)	(407,992)	(168,577)

39,872	54,579	134	85	672,800	881,709

16,277	44,471	125	91	458,952	811,499

67,366	22,895	0	0	1,170,649	359,150

$83,643	$67,366	$125	$91	$1,629,601	$1,170,649

10,066	2,643	0	0

9,837	8,523	27	10

(3,066)	(1,100)	(12)	(2)

16,837	10,066	15	8

$1,498	$968	$1	$1	$58,091	$45,840

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

There are thirty-five MONY Custom Estate Master Subaccounts available within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lord Abbett Series Fund, or PIMCO Variable Insurance Trust (collectively, the “Funds”). The subaccounts of MONY Custom Estate Master commenced operations during the years ended December 31, 2000, through 2002. The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the policy holders.

2.    Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.    Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Estate Master Subaccounts for the period ended December 31, 2002 aggregated $263,558.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master subaccounts. MONY Life Insurance Company of America, (MONY America) a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2002, MONY received $679 in aggregate from certain Funds in connection with MONY Custom Estate Master subaccounts.

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	(0)	148

Long Term Bond Portfolio	8,241	1,112

Government Securities Portfolio	7,815	976

Money Market Portfolio	359,468	41,302

Enterprise Accumulation Trust

Equity Portfolio	72,745	38,451

Small Company Value Portfolio	29,854	9,233

Managed Portfolio	13,165	4,707

International Growth Portfolio	13,913	6,093

High Yield Bond Portfolio	10,180	1,171

Growth Portfolio	101,816	51,646

Growth and Income Portfolio	11,841	20,996

Small Company Growth Portfolio	9,429	3,512

Equity Income Portfolio	5,360	760

Capital Appreciation Portfolio	6,561	11,755

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Multi-Cap Growth Portfolio	17,780	12,819

Balanced Portfolio	0	71

Mid-Cap Growth Portfolio	2,024	115

Total Return Portfolio	142	6

Dreyfus

Dreyfus Stock Index Fund	76,918	36,016

Dreyfus Socially Responsible Growth Fund, Inc.	13,218	3,940

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	65,161	27,045

VIP II Contrafund Portfolio	28,650	7,731

VIP III Growth Opportunities Portfolio	6,758	2,131

Janus Aspen Series

Aggressive Growth Portfolio	469,573	451,478

Balanced Portfolio	42,701	21,711

Capital Appreciation Portfolio	37,454	27,380

Worldwide Growth Portfolio	73,802	34,185

Lord Abbett Series Fund

Growth and Income Portfolio	218	84

PIMCO Variable Insurance Trust

Real Return Portfolio	89	4

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002.

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	79	$11.46	$1	3.33%	0.35%	8.94%

Long Term Bond Subaccount	1,639	12.79	21	4.58	0.35	13.59

Government Securities Subaccount	1,078	11.06	12	2.68	0.35	6.24

Money Market Subaccount	64,399	11.00	708	1.48	0.35	1.10

Enterprise Accumulation Trust

Equity Subaccount	11,200	5.72	64	0.00	0.35	(29.64)

Small Company Value Subaccount	6,299	9.53	60	0.40	0.35	(9.58)

Managed Subaccount	2,740	6.97	19	0.86	0.35	(21.50)

International Growth Subaccount	5,517	4.87	27	0.61	0.35	(19.64)

High Yield Bond Subaccount	1,888	10.23	19	8.60	0.35	1.09

Growth Subaccount	13,466	6.43	87	0.44	0.35	(23.45)

Growth and Income Subaccount	2,309	6.41	15	1.32	0.35	(26.24)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2002				For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

Small Company Growth Subaccount	3,764	7.38	28		0.00		0.35		(24.23)

Equity Income Subaccount	1,808	8.25	15		1.15		0.35		(15.04)

Capital Appreciation Subaccount	2,933	6.05	18		0.00		0.35		(17.24)

Multi-Cap Growth Subaccount	10,082	3.76	38		0.00		0.35		(34.84)

Balanced Subaccount	30	9.35	0	(^^)	1.81		0.35		(11.04)

Mid-Cap Growth Subaccount	194	7.28	1		0.00		0.35		(31.19)

Total Return Subaccount(1)	13	10.45	0	(^^)	3.35	(^)	0.35	(^)	4.50

Dreyfus

Dreyfus Stock Index Subaccount	15,730	6.34	100		1.45		0.35		(22.68)

Dreyfus Socially Responsible Growth Fund Subaccount	3,895	4.76	19		0.31		0.35		(29.17)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	15,240	5.28	81		0.12		0.35		(30.53)

VIP II Contrafund Subaccount	7,909	7.40	58		0.70		0.35		(9.65)

VIP III Growth Opportunities Subaccount	3,204	5.74	18		0.85		0.35		(22.22)

Janus Aspen Series

Aggressive Growth Subaccount	14,864	2.64	39		0.00		0.35		(28.26)

Balanced Subaccount	5,897	8.92	53		2.80		0.35		(6.79)

Capital Appreciation Subaccount	9,317	4.86	45		0.59		0.35		(15.92)

Worldwide Growth Subaccount	16,837	4.97	84		1.04		0.35		(25.71)

Lord Abbett Series Funds

Growth and Income Subaccount(1)	15	8.56	0	(^^)	1.94	(^)	0.35	(^)	(14.40)

PIMCO Variable Insurance Trust

Real Return Subaccount(1)	8	11.00	0	(^^)	2.88	(^)	0.35	(^)	10.00

(^)	Annualized
(^^)	Amounts round to less than one thousand
(1)	For the period June 17, 2002 (commencement of operations) through December 31, 2002.

For a unit outstanding throughout the period ended December 31, 2001.

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	93	$10.52	$1	0.00	%(^)	0.35	%(^)	5.20%

Long Term Bond Subaccount	1,011	11.26	11	5.15		0.35		5.93

Government Securities Subaccount	434	10.41	5	0.60	(^)	0.35	(^)	4.10

Money Market Subaccount	35,225	10.88	383	3.23		0.35		3.52

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

	At December 31, 2001				For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

Enterprise Accumulation Trust

Equity Subaccount	6,726	8.13	55		0.00		0.35		(19.10)

Small Company Value Subaccount	4,236	10.54	45		0.30		0.35		4.88

Managed Subaccount	1,617	8.88	14		2.76		0.35		(11.38)

International Growth Subaccount	4,047	6.06	25		0.71		0.35		(28.11)

High Yield Bond Subaccount	1,004	10.12	10		8.79		0.35		5.53

Growth Subaccount	7,125	8.40	60		0.51		0.35		(12.86)

Growth and Income Subaccount	3,587	8.69	31		1.09		0.35		(12.13)

Small Company Growth Subaccount	2,949	9.74	29		0.00		0.35		(4.23)

Equity Income Subaccount	1,282	9.71	12		0.81		0.35		(11.08)

Capital Appreciation Subaccount	3,721	7.31	27		0.72		0.35		(19.40)

Multi-Cap Growth Subaccount	9,181	5.77	53		0.00		0.35		(17.34)

Balanced Subaccount	37	10.51	0	(^^)	2.77	(^)	0.35	(^)	5.10

Mid-Cap Growth Subaccount	1	10.58	0	(^^)	0.00	(^)	0.35	(^)	5.80

Dreyfus

Dreyfus Stock Index Subaccount	10,189	8.20	84		0.49		0.35		(12.49)

Dreyfus Socially Responsible Growth Subaccount .	2,190	6.72	15		0.10		0.35		(22.94)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	9,189	7.60	70		0.00		0.35		(18.02)

VIP II Contrafund Subaccount	5,132	8.19	42		0.56		0.35		(12.69)

VIP III Growth Opportunities Subaccount	2,459	7.38	18		0.17		0.35		(14.78)

Janus Aspen Series

Aggressive Growth Subaccount	9,449	3.68	35		0.00		0.35		(39.67)

Balanced Subaccount	3,671	9.57	35		3.12		0.35		(4.97)

Capital Appreciation Subaccount	7,623	5.78	44		1.57		0.35		(22.00)

Worldwide Growth Subaccount	10,066	6.69	67		0.64		0.35		(22.75)

(^)	Annualized
(^^)	Amounts round to less than one thousand
*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — Strategist and MONYEquity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Strategist’s and MONYEquity Master’s Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount	Money Market Subaccount	Total

ASSETS

Shares held in respective Funds	3,466	3,237	1,315	1,556	8,925	18,146

Investments at cost	$67,554	$57,890	$14,520	$19,642	$133,348	$18,146	$311,100

Investments in respective Funds, at net asset value	$42,912	$40,239	$15,556	$22,613	$72,023	$18,146	$211,489

Amount due from MONY	0	0	0	0	0	0	0

Amount due from respective Funds	0	0	0	0	0	0	0

Total assets	42,912	40,239	15,556	22,613	72,023	18,146	211,489

LIABILITIES

Amount due to MONY	23	21	8	12	39	10	113

Amount due to respective Funds	0	0	0	0	0	0	0

Total liabilities	23	21	8	12	39	10	113

Net assets	$42,889	$40,218	$15,548	$22,601	$71,984	$18,136	$211,376

Net assets consist of:

Contractholders’ net payments	$(25,449)	$12,762	$2,469	$(16,789)	$15,687	$(12,066)	$(23,386)

Undistributed net investment income	99,661	44,843	10,771	30,430	109,521	30,202	325,428

Accumulated net realized gain (loss) on investments	(6,681)	264	1,272	5,989	8,101	0	8,945

Net unrealized appreciation (depreciation) of investments	(24,642)	(17,651)	1,036	2,971	(61,325)	0	(99,611)

Net assets	$42,889	$40,218	$15,548	$22,601	$71,984	$18,136	$211,376

Number of units outstanding*	1,027	950	544	626	2,043	877

Net asset value per unit outstanding*	$41.76	$42.35	$28.59	$36.08	$35.24	$20.69

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Government Securities Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount

26,041	16,234	24,056	675,285	401,682	240,654	452,916	306,867

$291,653	$178,663	$306,012	$675,285	$9,779,145	$5,584,946	$10,951,246	$1,809,622

$307,810	$192,043	$349,530	$675,285	$4,916,588	$4,129,619	$6,920,563	$1,061,761

0	184	0	0	1,246	1,040	1,239	419

0	0	6	268	1,103	685	1,406	303

307,810	192,227	349,536	675,553	4,918,937	4,131,344	6,923,208	1,062,483

201	125	235	712	4,532	3,428	6,013	1,017

0	184	0	0	1,246	1,040	1,239	419

201	309	235	712	5,778	4,468	7,252	1,436

$307,609	$191,918	$349,301	$674,841	$4,913,159	$4,126,876	$6,915,956	$1,061,047

$267,881	$165,266	$268,980	$607,883	$7,886,268	$3,878,265	$8,914,424	$1,635,345

21,300	12,831	44,166	66,958	3,534,535	2,024,352	5,110,510	297,310

2,271	441	(7,363)	0	(1,645,087)	(320,414)	(3,078,295)	(123,747)

16,157	13,380	43,518	0	(4,862,557)	(1,455,327)	(4,030,683)	(747,861)

$307,609	$191,918	$349,301	$674,841	$4,913,159	$4,126,876	$6,915,956	$1,061,047

22,488	13,508	22,745	53,939	585,851	216,070	652,248	133,659

$13.68	$14.21	$15.36	$12.51	$8.39	$19.10	$10.60	$7.94

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONYEquity Master
	Enterprise Accumulation Trust

	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount	Balanced Subaccount	Equity Income Subaccount

ASSETS

Shares held in respective Funds	156,540	53,717	110,119	20,054	297	1,198

Investments at cost	$717,927	$287,741	$636,894	$125,061	$1,221	$5,593

Investments in respective Funds, at net asset value	$632,422	$213,793	$434,968	$94,856	$1,260	$5,054

Amount due from MONY	8	102	0	10	0	0

Amount due from respective Funds	145	16	5	9	0	0

Total assets	632,575	213,911	434,973	94,875	1,260	5,054

LIABILITIES

Amount due to MONY	564	160	294	73	1	3

Amount due to respective Funds	8	102	0	10	0	0

Total liabilities	572	262	294	83	1	3

Net assets	$632,003	$213,649	$434,679	$94,792	$1,259	$5,051

Net assets consist of:

Contractholders’ net payments	$595,403	$346,126	$675,825	$136,704	$1,479	$5,816

Undistributed net investment income (loss)	188,619	3,220	1,914	2,526	41	51

Accumulated net realized gain (loss) on investments	(66,514)	(61,749)	(41,134)	(14,233)	(300)	(277)

Net unrealized appreciation (depreciation) of investments	(85,505)	(73,948)	(201,926)	(30,205)	39	(539)

Net assets	$632,003	$213,649	$434,679	$94,792	$1,259	$5,051

Number of units outstanding*	51,078	33,150	68,556	15,482	149	638

Net asset value per unit outstanding*	$12.37	$6.45	$6.34	$6.12	$8.47	$7.91

*	Units outstanding have been rounded for presentation purposes.
**	Rounds to less than one.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount		Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount

1,379	4,791	2,299	63	0	**	7,223	49

$9,600	$29,924	$16,860	$539	$0		$214,231	$1,152

$7,597	$28,649	$12,183	$427	$0		$162,310	$930

0	0	0	0	0		17	0

0	0	0	0	0		5	0

7,597	28,649	12,183	427	0		162,332	930

4	10	7	1	0		112	1

0	0	0	0	0		17	0

4	10	7	1	0		129	1

$7,593	$28,639	$12,176	$426	$0		$162,203	$929

$10,286	$30,036	$17,324	$549	$(850)		$229,000	$1,364

(55)	40	(103)	(4)	(4)		4,134	(6)

(635)	(162)	(368)	(7)	854		(19,010)	(207)

(2,003)	(1,275)	(4,677)	(112)	0		(51,921)	(222)

$7,593	$28,639	$12,176	$426	$0		$162,203	$929

1,337	3,613	1,874	57	0	**	26,426	154

$5.68	$7.93	$6.50	$7.42	$0.00		$6.14	$6.04

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2002

	MONYEquity Master
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount

ASSETS

Shares held in respective Funds	7,896	7,525	154

Investments at cost	$272,749	$156,380	$2,373

Investments in respective Funds, at net asset value	$184,288	$135,751	$1,807

Amount due from MONY	9	7	0

Amount due from respective Funds	10	13	0

Total assets	184,307	135,771	1,807

LIABILITIES

Amount due to MONY	133	101	1

Amount due to respective Funds	9	7	0

Total liabilities	142	108	1

Net assets	$184,165	$135,663	$1,806

Net assets consist of:

Contractholders’ net payments	$315,759	$164,598	$2,429

Undistributed net investment income (loss)	9,159	1,628	(6)

Accumulated net realized loss on investments	(52,292)	(9,934)	(51)

Net unrealized depreciation of investments	(88,461)	(20,629)	(566)

Net assets	$184,165	$135,663	$1,806

Number of units outstanding*	35,429	18,390	251

Net asset value per unit outstanding*	$5.20	$7.38	$7.19

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONYEquity Master
Janus Aspen Series

Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

265	1,986	14,566	11,115

$5,191	$43,061	$344,108	$330,559	$32,777,736

$4,194	$40,886	$253,016	$233,967	$21,001,557

0	0	52	42	4,375

0	0	8	10	3,992

4,194	40,886	253,076	234,019	21,009,924

2	16	176	163	18,085

0	0	52	42	4,375

2	16	228	205	22,460

$4,192	$40,870	$252,848	$233,814	$20,987,464

$5,489	$42,247	$395,337	$396,007	$26,995,240

(29)	901	2,570	8,294	11,334,852

(271)	(103)	(53,967)	(73,895)	(5,566,449)

(997)	(2,175)	(91,092)	(96,592)	(11,776,179)

$4,192	$40,870	$252,848	$233,814	$20,987,464

729	4,496	46,743	51,123

$5.75	$9.09	$5.41	$4.57

MONY

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount	Money Market Subaccount	Total

Dividend income	$328	$734	$306	$714	$1,642	$441	$4,165

Distribution from net realized gains	0	3,871	0	0	9,810	0	13,681

Mortality and expense risk charges	(333)	(259)	(63)	(108)	(475)	(177)	(1,415)

Net investment income (loss)	(5)	4,346	243	606	10,977	264	16,431

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(13,729)	(3,537)	50	349	(1,998)	0	(18,865)

Net change in unrealized appreciation (depreciation) of investments	(2,496)	(9,074)	585	1,344	(23,719)	0	(33,360)

Net realized and unrealized gain (loss) on investments	(16,225)	(12,611)	635	1,693	(25,717)	0	(52,225)

Net increase (decrease) in net assets resulting from operations	$(16,230)	$(8,265)	$878	$2,299	$(14,740)	$264	$(35,794)

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Government Securities Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount

$7,121	$5,172	$13,869	$8,657	$0	$16,024	$72,064	$7,740

0	0	0	0	0	121,076	0	0

(1,897)	(1,169)	(2,407)	(4,385)	(40,974)	(32,520)	(56,691)	(8,582)

5,224	4,003	11,462	4,272	(40,974)	104,580	15,373	(842)

2,454	1,031	3,739	0	(857,964)	(226,536)	(863,263)	(132,682)

6,736	8,073	25,745	0	(1,087,161)	(324,615)	(1,066,672)	(120,722)

9,190	9,104	29,484	0	(1,945,125)	(551,151)	(1,929,935)	(253,404)

$14,414	$13,107	$40,946	$4,272	$(1,986,099)	$(446,571)	$(1,914,562)	$(254,246)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount	Balanced Subaccount	Equity Income Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002

Dividend income	$52,769	$909	$5,857	$0	$14	$62

Distribution from net realized gains	0	0	0	0	0	0

Mortality and expense risk charges	(4,568)	(1,682)	(3,615)	(709)	(5)	(28)

Net investment income (loss)	48,201	(773)	2,242	(709)	9	34

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(14,373)	(13,190)	(30,279)	(4,626)	(61)	(16)

Net change in unrealized appreciation (depreciation) of investments	(28,095)	(47,239)	(121,571)	(13,383)	39	(639)

Net realized and unrealized gain (loss) on investments	(42,468)	(60,429)	(151,850)	(18,009)	(22)	(655)

Net increase (decrease) in net assets resulting from operations	$5,733	$(61,202)	$(149,608)	$(18,718)	$(13)	$(621)

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount	Emerging Countries Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002	For the period July 24, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2002

$0	$0	$0	$0	$0	$2,229	$2

0	0	0	0	0	0	0

(42)	(60)	(96)	(3)	(4)	(1,178)	(7)

(42)	(60)	(96)	(3)	(4)	1,051	(5)

(594)	(144)	(350)	(7)	854	(8,761)	(198)

(1,869)	(1,383)	(4,547)	(112)	0	(34,207)	(214)

(2,463)	(1,527)	(4,897)	(119)	854	(42,968)	(412)

$(2,505)	$(1,587)	$(4,993)	$(122)	$850	$(41,917)	$(417)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2002

	MONYEquity Master
	Fidelity Variable Insurance Products Funds
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount

Dividend income	$246	$804	$15

Distribution from net realized gains	0	0	0

Mortality and expense risk charges	(1,412)	(944)	(14)

Net investment income (loss)	(1,166)	(140)	1

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(23,790)	(3,569)	(41)

Net change in unrealized depreciation of investments	(44,839)	(9,772)	(426)

Net realized and unrealized loss on investments	(68,629)	(13,341)	(467)

Net decrease in net assets resulting from operations	$(69,795)	$(13,481)	$(466)

See notes to financial statements.

MONYEquity Master
Janus Aspen Series

Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

$0	$719	$1,507	$2,306	$198,086

0	0	0	0	121,076

(20)	(130)	(1,875)	(1,730)	(166,747)

(20)	589	(368)	576	152,415

(228)	(44)	(29,905)	(25,537)	(2,228,080)

(680)	(1,614)	(14,198)	(45,044)	(2,928,409)

(908)	(1,658)	(44,103)	(70,581)	(5,156,489)

$(928)	$(1,069)	$(44,471)	$(70,005)	$(5,004,074)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount		Equity Income Subaccount		Intermediate Term Bond Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net Investment income (loss)	$(5)	$39,337	$4,346	$4,823	$243	$358

Net realized gain (loss) on investments	(13,729)	(42,503)	(3,537)	(5,128)	50	27

Net change in unrealized appreciation (depreciation) of investments	(2,496)	(14,629)	(9,074)	(5,340)	585	194

Net increase (decrease) in net assets resulting from operations	(16,230)	(17,795)	(8,265)	(5,645)	878	579

From unit transactions:

Net proceeds from the issuance of units	24,753	10,837	15,496	9,400	7,558	407

Net asset value of units redeemed or used to meet contract obligations	(22,895)	(37,289)	(7,955)	(9,050)	(644)	(684)

Net increase (decrease) from unit transactions	1,858	(26,452)	7,541	350	6,914	(277)

Net increase (decrease) in net assets	(14,372)	(44,247)	(724)	(5,295)	7,792	302

Net assets beginning of year	57,261	101,508	40,942	46,237	7,756	7,454

Net assets end of year*	$42,889	$57,261	$40,218	$40,942	$15,548	$7,756

Unit transactions:

Units outstanding beginning of year	1,054	1,498	815	815	295	306

Units issued during the year	501	189	328	185	273	16

Units redeemed during the year	(528)	(633)	(193)	(185)	(24)	(27)

Units outstanding end of year	1,027	1,054	950	815	544	295

* Includes undistributed net investment income of:	$99,661	$99,666	$44,843	$40,497	$10,771	$10,528

See notes to financial statements.

Strategist
MONY Series Fund, Inc.
Long Term Bond Subaccount		Diversified Subaccount		Money Market Subaccount		Total
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$606	$707	$10,977	$25,714	$264	$1,132	$16,431	$72,071

349	140	(1,998)	(771)	0	0	(18,865)	(48,235)

1,344	0	(23,719)	(42,095)	0	0	(33,360)	(61,870)

2,299	847	(14,740)	(17,152)	264	1,132	(35,794)	(38,034)

7,861	695	1,684	1,816	273	26,387	57,625	49,542

(2,785)	(1,469)	(2,739)	(4,976)	(28,450)	(3,158)	(65,468)	(56,626)

5,076	(774)	(1,055)	(3,160)	(28,177)	23,229	(7,843)	(7,084)

7,375	73	(15,795)	(20,312)	(27,913)	24,361	(43,637)	(45,118)

15,226	15,153	87,779	108,091	46,049	21,688	255,013	300,131

$22,601	$15,226	$71,984	$87,779	$18,136	$46,049	$211,376	$255,013

478	503	2,071	2,144	2,246	1,091

230	22	44	41	13	1,312

(82)	(47)	(72)	(114)	(1,382)	(157)

626	478	2,043	2,071	877	2,246

$30,430	$29,824	$109,521	$98,544	$30,202	$29,938	$325,428	$308,997

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	MONY Series Fund, Inc.
	Government Securities Subaccount		Intermediate Term Bond Subaccount		Long Term Bond Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net Investment income (loss)	$5,224	$7,101	$4,003	$4,146	$11,462	$11,265

Net realized gain (loss) on investments	2,454	1,848	1,031	373	3,739	3,331

Net change in unrealized appreciation (depreciation) of investments	6,736	1,700	8,073	2,572	25,745	(686)

Net increase (decrease) in net assets resulting from operations	14,414	10,649	13,107	7,091	40,946	13,910

From unit transactions:

Net proceeds from the issuance of units	128,886	80,538	79,225	41,738	70,999	86,596

Net asset value of units redeemed or used to meet contract obligations	(53,760)	(43,706)	(19,896)	(15,441)	(54,629)	(52,289)

Net increase from unit transactions	75,126	36,832	59,329	26,297	16,370	34,307

Net increase (decrease) in net assets	89,540	47,481	72,436	33,388	57,316	48,217

Net assets beginning of year	218,069	170,588	119,482	86,094	291,985	243,768

Net assets end of year*	$307,609	$218,069	$191,918	$119,482	$349,301	$291,985

Unit transactions:

Units outstanding beginning of year	16,863	13,956	9,128	7,085	21,528	18,963

Units issued during the year	9,797	6,354	6,136	3,258	5,085	6,605

Units redeemed during the year	(4,172)	(3,447)	(1,756)	(1,215)	(3,868)	(4,040)

Units outstanding end of year	22,488	16,863	13,508	9,128	22,745	21,528

* Includes undistributed net investment income of:	$21,300	$16,076	$12,831	$8,828	$44,166	$32,704

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$4,272	$12,101	$(40,974)	$1,065,812	$104,580	$1,043,032	$15,373	$570,036

0	0	(857,964)	(863,163)	(226,536)	(200,237)	(863,263)	(1,347,132)

0	0	(1,087,161)	(1,586,564)	(324,615)	(673,717)	(1,066,672)	(296,366)

4,272	12,101	(1,986,099)	(1,383,915)	(446,571)	169,078	(1,914,562)	(1,073,462)

396,455	227,921	1,539,453	1,703,994	934,482	1,037,221	1,823,189	2,046,956

(229,116)	(110,374)	(1,010,245)	(969,103)	(699,833)	(572,189)	(1,554,685)	(1,270,158)

167,339	117,547	529,208	734,891	234,649	465,032	268,504	776,798

171,611	129,648	(1,456,891)	(649,024)	(211,922)	634,110	(1,646,058)	(296,664)

503,230	373,582	6,370,050	7,019,074	4,338,798	3,704,688	8,562,014	8,858,678

$674,841	$503,230	$4,913,159	$6,370,050	$4,126,876	$4,338,798	$6,915,956	$8,562,014

40,522	30,993	532,023	472,274	204,616	182,442	631,443	575,976

31,788	18,556	161,310	139,694	45,946	50,013	157,345	146,154

(18,371)	(9,027)	(107,482)	(79,945)	(34,492)	(27,839)	(136,540)	(90,687)

53,939	40,522	585,851	532,023	216,070	204,616	652,248	631,443

$66,958	$62,686	$3,534,535	$3,575,509	$2,024,352	$1,919,772	$5,110,510	$5,095,137

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount

	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

From operations:

Net Investment income (loss)	$(842)	$128,013	$48,201	$46,007	$(773)	$(575)

Net realized loss on investments	(132,682)	(98,675)	(14,373)	(18,199)	(13,190)	(4,515)

Net change in unrealized appreciation (depreciation) of investments	(120,722)	(445,255)	(28,095)	(1,547)	(47,239)	(22,821)

Net increase (decrease) in net assets resulting from operations	(254,246)	(415,917)	5,733	26,261	(61,202)	(27,911)

From unit transactions:

Net proceeds from the issuance of units	367,258	432,230	130,510	145,404	73,555	81,619

Net asset value of units redeemed or used to meet contract obligations	(222,189)	(234,412)	(101,903)	(82,820)	(41,210)	(19,913)

Net increase from unit transactions	145,069	197,818	28,607	62,584	32,345	61,706

Net increase (decrease) in net assets	(109,177)	(218,099)	34,340	88,845	(28,857)	33,795

Net assets beginning of period	1,170,224	1,388,323	597,663	508,818	242,506	208,711

Net assets end of period*	$1,061,047	$1,170,224	$632,003	$597,663	$213,649	$242,506

Unit transactions:

Units outstanding beginning of period	117,820	100,108	48,673	43,551	28,653	21,398

Units issued during the period	41,681	39,323	11,002	12,128	10,746	9,662

Units redeemed during the period	(25,842)	(21,611)	(8,597)	(7,006)	(6,249)	(2,407)

Units outstanding end of period	133,659	117,820	51,078	48,673	33,150	28,653

* Includes undistributed net investment income of:	$297,310	$298,152	$188,619	$140,418	$3,220	$3,993

**	Commencement of operations
***	Amounts round to less than one.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Growth and Income Subaccount		Capital Appreciation Subaccount		Balanced Subaccount		Equity Income Subaccount
For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period May 4, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period June 19, 2001** through December 31, 2001

$2,242	$769	$(709)	$(46)	$9	$32	$34	$17

(30,279)	(10,658)	(4,626)	(9,362)	(61)	(239)	(16)	(261)

(121,571)	(65,635)	(13,383)	(9,232)	39	0	(639)	100

(149,608)	(75,524)	(18,718)	(18,640)	(13)	(207)	(621)	(144)

111,651	131,912	39,892	49,649	2,038	2,610	3,772	5,300

(88,568)	(71,399)	(15,274)	(27,711)	(767)	(2,402)	(259)	(2,997)

23,083	60,513	24,618	21,938	1,271	208	3,513	2,303

(126,525)	(15,011)	5,900	3,298	1,258	1	2,892	2,159

561,204	576,215	88,892	85,594	1	0	2,159	0

$434,679	$561,204	$94,792	$88,892	$1,259	$1	$5,051	$2,159

65,041	58,400	11,976	9,254	0	0	231	0

16,007	14,623	5,724	6,340	239	263	438	556

(12,492)	(7,982)	(2,218)	(3,618)	(90)	(263)	(31)	(325)

68,556	65,041	15,482	11,976	149	0 ***	638	231

$1,914	$(328)	$2,526	$3,235	$41	$32	$51	$17

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount		Small Company Growth Subaccount		Mid-Cap Growth Subaccount
	For the year ended December 31, 2002	For the period May 18, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period August 8, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period August 8, 2001** through December 31, 2001

From operations:

Net Investment income (loss)	$(42)	$(13)	$(60)	$100	$(96)	$(7)

Net realized gain (loss) on investments	(594)	(41)	(144)	(18)	(350)	(18)

Net change in unrealized appreciation (depreciation) of investments	(1,869)	(134)	(1,383)	108	(4,547)	(130)

Net increase (decrease) in net assets resulting from operations	(2,505)	(188)	(1,587)	190	(4,993)	(155)

From unit transactions:

Net proceeds from the issuance of units	7,011	5,378	26,266	4,941	14,570	3,876

Net asset value of units redeemed or used to meet contract obligations	(1,924)	(179)	(1,045)	(126)	(998)	(124)

Net increase (decrease) from unit transactions	5,087	5,199	25,221	4,815	13,572	3,752

Net increase (decrease) in net assets	2,582	5,011	23,634	5,005	8,579	3,597

Net assets beginning of period	5,011	0	5,005	0	3,597	0

Net assets end of period*	$7,593	$5,011	$28,639	$5,005	$12,176	$3,597

Unit transactions:

Units outstanding beginning of period	572	0	476	0	379	0

Units issued during the period	1,063	594	3,266	490	1,639	393

Units redeemed during the period	(298)	(22)	(129)	(14)	(144)	(14)

Units outstanding end of period	1,337	572	3,613	476	1,874	379

* Includes undistributed net investment income (loss) of:	$(55)	$(13)	$40	$100	$(103)	$(7)

**	Commencement of operations
***	Amounts round to less than one.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust							Fidelity Variable Insurance Products Funds
Worldwide Growth Subaccount		Emerging Countries Subaccount	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount		VIP Growth Subaccount
For the year ended December 31, 2002	For the period June 13, 2001** through December 31, 2001	For the period July 24, 2002** through December 31, 2002	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$(3)	$(1)	$(4)	$1,051	$1,376	$(5)	$(1)	$(1,166)	$10,867

(7)	0	854	(8,761)	(9,710)	(198)	(9)	(23,790)	(28,799)

(112)	0	0	(34,207)	(8,258)	(214)	(8)	(44,839)	(18,560)

(122)	(1)	850	(41,917)	(16,592)	(417)	(18)	(69,795)	(36,492)

588	1	69,048	78,362	103,848	1,810	469	101,516	109,238

(40)	0	(69,898)	(31,262)	(35,305)	(838)	(77)	(47,964)	(54,494)

548	1	(850)	47,100	68,543	972	392	53,552	54,744

426	0	0	5,183	51,951	555	374	(16,243)	18,252

0	0	0	157,020	105,069	374	0	200,408	182,156

$426	$0	$0	$162,203	$157,020	$929	$374	$184,165	$200,408

0	0	0	19,709	11,492	44	0	26,701	19,810

62	0 ***	8,613	11,471	12,533	242	53	16,821	13,854

(5)	0	(8,613)	(4,754)	(4,316)	(132)	(9)	(8,093)	(6,963)

57	0 ***	0	26,426	19,709	154	44	35,429	26,701

$(4)	$(1)	$(4)	$4,134	$3,083	$(6)	$(1)	$9,159	$10,325

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Fidelity Variable Insurance Products Funds				Janus Aspen Series
	VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount
	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2002	For the period May 15, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$(140)	$2,023	$1	$(7)	$(20)	$(9)

Net realized loss on investments	(3,569)	(6,246)	(41)	(10)	(228)	(43)

Net change in unrealized depreciation of investments	(9,772)	(7,106)	(426)	(140)	(680)	(317)

Net decrease in net assets resulting from operations	(13,481)	(11,329)	(466)	(157)	(928)	(369)

From unit transactions:

Net proceeds from the issuance of units	55,949	66,691	586	2,088	2,403	3,879

Net asset value of units redeemed or used to meet contract obligations	(20,594)	(23,568)	(157)	(88)	(607)	(186)

Net increase from unit transactions	35,355	43,123	429	2,000	1,796	3,693

Net increase (decrease) in net assets	21,874	31,794	(37)	1,843	868	3,324

Net assets beginning of period	113,789	81,995	1,843	0	3,324	0

Net assets end of period*	$135,663	$113,789	$1,806	$1,843	$4,192	$3,324

Unit transactions:

Units outstanding beginning of period	13,866	8,689	199	0	413	0

Units issued during the period	7,185	8,027	72	208	410	437

Units redeemed during the period	(2,661)	(2,850)	(20)	(9)	(94)	(24)

Units outstanding end of period	18,390	13,866	251	199	729	413

* Includes undistributed net investment income (loss) of:	$1,628	$1,768	$(6)	$(7)	$(29)	$(9)

See notes to financial statements.

MONYEquity Master
Janus Aspen Series
Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
For the year ended December 31, 2002	For the period June 13, 2001** through December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2002	For the year ended December 31, 2001

$589	$312	$(368)	$1,386	$576	$(469)	$152,415	$2,903,267

(44)	(59)	(29,905)	(23,108)	(25,537)	(45,597)	(2,228,080)	(2,660,547)

(1,614)	(561)	(14,198)	(36,977)	(45,044)	(9,729)	(2,928,409)	(3,179,263)

(1,069)	(308)	(44,471)	(58,699)	(70,005)	(55,795)	(5,004,074)	(2,936,543)

28,369	14,889	114,798	126,828	124,702	150,378	6,327,343	6,666,192

(478)	(533)	(75,508)	(50,973)	(59,362)	(68,469)	(4,403,009)	(3,709,036)

27,891	14,356	39,290	75,855	65,340	81,909	1,924,334	2,957,156

26,822	14,048	(5,181)	17,156	(4,665)	26,114	(3,079,740)	20,613

14,048	0	258,029	240,873	238,479	212,365	24,067,204	24,046,591

$40,870	$14,048	$252,848	$258,029	$233,814	$238,479	$20,987,464	$24,067,204

1,435	0	39,919	28,955	38,546	26,409

3,115	1,491	19,911	18,374	24,311	22,493

(54)	(56)	(13,087)	(7,410)	(11,734)	(10,356)

4,496	1,435	46,743	39,919	51,123	38,546

$901	$312	$2,570	$2,938	$8,294	$7,718	$11,334,852	$11,182,437

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used only to support Variable Life Insurance policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life These policies are issued by MONY. For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

There are currently six Strategist subaccounts and twenty-eight MONYEquity Master subaccounts available within the Variable Account each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes from all Strategist and MONYEquity Master subaccounts for the year ended December 31, 2002 aggregated $ 3,281,655.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2002, MONY received $1,430 in aggregate from certain Funds in connection with Strategist and MONYEquity Master subaccounts.

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2002 were as follows:

	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Strategist Subaccounts

MONY Series Fund, Inc.

Equity Growth Portfolio	$23,048	$21,517

Equity Income Portfolio	13,909	6,618

Intermediate Term Bond Portfolio	7,558	701

Long Term Bond Portfolio	7,635	2,660

Diversified Portfolio	1,686	3,203

Money Market Portfolio	182	28,540

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Portfolio	125,042	51,692

Intermediate Term Bond Portfolio	79,918	21,677

Long Term Bond Portfolio	62,795	48,710

Money Market Portfolio	365,088	201,876

Enterprise Accumulation Trust

Equity Portfolio	1,225,587	736,308

Small Company Value Portfolio	759,698	556,400

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Transactions: (continued)	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Managed Portfolio	$1,415,801	$1,202,526

International Growth Portfolio	309,760	172,984

High Yield Bond Portfolio	108,228	83,990

Growth Portfolio	69,719	39,001

Growth and Income Portfolio	101,804	82,252

Capital Appreciation Portfolio	37,393	13,452

Balanced Portfolio	1,944	677

Equity Income Portfolio	3,687	200

Multi-Cap Growth Portfolio	6,698	1,651

Small Company Growth Portfolio	26,149	979

Mid-Cap Growth Portfolio	14,440	958

Worldwide Growth Portfolio	589	44

Emerging Countries Portfolio	69,047	69,901

Dreyfus

Dreyfus Stock Index Fund	69,638	23,665

Dreyfus Socially Responsible Growth Fund, Inc.	1,657	692

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	92,163	39,973

VIP II Contrafund Portfolio	51,014	16,556

VIP III Growth Opportunities Portfolio	578	163

Janus Aspen Series

Aggressive Growth Portfolio	2,389	612

Balanced Portfolio	28,255	483

Capital Appreciation Portfolio	103,355	65,865

Worldwide Growth Portfolio	108,935	45,257

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,027	$41.76	$43	0.59%	0.60%	(23.15)%

Equity Income Subaccount	950	42.35	40	1.70	0.60	(15.65)

Intermediate Term Bond Subaccount	544	28.59	16	2.91	0.60	8.67

Long Term Bond Subaccount	626	36.08	23	3.97	0.60	13.39

Diversified Subaccount	2,043	35.24	72	2.07	0.60	(16.87)

Money Market Subaccount	877	20.69	18	1.49	0.60	0.93

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Subaccount	22,488	13.68	308	2.82	0.75	5.80

Intermediate Term Bond Subaccount	13,508	14.21	192	3.32	0.75	8.56

Long Term Bond Subaccount	22,745	15.36	349	4.32	0.75	13.27

Money Market Subaccount	53,939	12.51	675	1.48	0.75	0.72

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5. Financial Highlights: (continued)	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Enterprise Accumulation Trust

Equity Subaccount	585,851	$8.39	$4,913	0.00%	0.75%	(29.91)%

Small Company Value Subaccount	216,070	19.10	4,127	0.37	0.75	(9.91)

Managed Subaccount	652,248	10.60	6,916	0.95	0.75	(21.83)

International Growth Subaccount	133,659	7.94	1,061	0.68	0.75	(20.04)

High Yield Bond Subaccount	51,078	12.37	632	8.66	0.75	0.73

Growth Subaccount	33,150	6.45	214	0.41	0.75	(23.76)

Growth and Income Subaccount	68,556	6.34	435	1.22	0.75	(26.54)

Capital Appreciation Subaccount	15,482	6.12	95	0.00	0.75	(17.52)

Balanced Subaccount	149	8.47	1	2.10	0.75	(7.73)

Equity Income Subaccount	638	7.91	5	1.66	0.75	(15.40)

Multi-Cap Growth Subaccount	1,337	5.68	8	0.00	0.75	(35.16)

Small Company Growth Subaccount	3,613	7.93	29	0.00	0.75	(24.55)

Mid-Cap Growth Subaccount	1,874	6.50	12	0.00	0.75	(31.51)

Worldwide Growth Subaccount	57	7.42	426	0.00	0.75	(25.87)

Emerging Countries Subaccount	0	0	0	0.00	0.75	(21.50)

Dreyfus

Dreyfus Stock Index Subaccount	26,426	6.14	162	1.42	0.75	(22.56)

Dreyfus Socially Responsible Growth Subaccount	154	6.04	1	0.21	0.75	(29.52)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	35,429	5.20	184	0.13	0.75	(30.76)

VIP II Contrafund Subaccount	18,390	7.38	136	0.64	0.75	(10.11)

VIP III Growth Opportunities Subaccount	251	7.19	2	0.80	0.75	(22.44)

Janus Aspen Series

Aggressive Growth Subaccount	729	5.75	4	0.00	0.75	(28.48)

Balanced Subaccount	4,496	9.09	41	4.15	0.75	(7.15)

Capital Appreciation Subaccount	46,743	5.41	253	0.60	0.75	(16.25)

Worldwide Growth Subaccount	51,123	4.57	234	1.00	0.75	(26.17)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized.
(^^)	Amounts round to less than one thousand.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001					For the period ended December 31, 2001
Strategist Subaccounts	Units		Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,054		$54.34	$57		0.00%		0.60%		(19.79)%

Equity Income Subaccount	815		50.21	41		1.71		0.60		(11.52)

Intermediate Term Bond Subaccount	295		26.31	8		5.27		0.60		7.87

Long Term Bond Subaccount	478		31.82	15		5.16		0.60		5.68

Diversified Subaccount	2,071		42.39	88		1.13		0.60		(15.93)

Money Market Subaccount	2,246		20.50	46		3.44		0.60		3.17

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Subaccount	16,863		12.93	218		4.35		0.75		5.81

Intermediate Term Bond Subaccount	9,128		13.09	119		4.84		0.75		7.74

Long Term Bond Subaccount	21,528		13.56	292		4.92		0.75		5.53

Money Market Subaccount	40,522		12.42	503		3.59		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	532,023		11.97	6,370		0.00		0.75		(19.45)

Small Company Value Subaccount	204,616		21.20	4,339		0.26		0.75		4.33

Managed Subaccount	631,443		13.56	8,562		2.19		0.75		(11.83)

International Growth Subaccount	117,820		9.93	1,170		0.68		0.75		(28.41)

High Yield Bond Subaccount	48,673		12.28	598		8.85		0.75		5.14

Growth Subaccount	28,653		8.46	243		0.48		0.75		(13.23)

Growth and Income Subaccount	65,041		8.63	561		0.89		0.75		(12.56)

Capital Appreciation Subaccount	11,976		7.42	89		0.70		0.75		(19.78)

Balanced Subaccount (1)	0	(^^)	9.18	0	(^^^)	4.18	(^)	0.75	(^)	(8.20)

Equity Income Subaccount (2)	231		9.35	2		1.66	(^)	0.75	(^)	(6.50)

Multi-Cap Growth Subaccount (3)	572		8.76	5		0.00	(^)	0.75	(^)	(12.40)

Small Company Growth Subaccount (4)	476		10.51	5		0.00	(^)	0.75	(^)	5.10

Mid-Cap Growth Subaccount (4)	379		9.49	4		0.00	(^)	0.75	(^)	(5.10)

Worldwide Growth Subaccount (5)	0	(^^)	10.01	0	(^^^)	0.00	(^)	0.75	(^)	0.10

Dreyfus

Dreyfus Stock Index Subaccount	19,709		7.96	157		0.51		0.75		(12.91)

Dreyfus Socially Responsible Growth Subaccount (6)	44		8.57	0	(^^^)	0.00	(^)	0.75	(^)	(14.30)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	26,701		7.51	200		0.00		0.75		(18.37)

VIP II Contrafund Subaccount	13,866		8.21	114		0.59		0.75		(13.03)

VIP III Growth Opportunities Subaccount (6)	199		9.27	2		0.00	(^)	0.75	(^)	(7.30)

Janus Aspen Series

Aggressive Growth Subaccount (6)	413		8.04	3		0.00	(^)	0.75	(^)	(19.60)

Balanced Subaccount (5)	1,435		9.79	14		4.93	(^)	0.75	(^)	(2.10)

Capital Appreciation Subaccount	39,919		6.46	258		1.34		0.75		(22.36)

Worldwide Growth Subaccount	38,546		6.19	238		0.53		0.75		(23.01)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized.
(^^)	Amounts round to less than one.
(^^^)	Amounts round to less than one thousand.
(1)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 19, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 18, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period August 8, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 13, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of Subaccounts of MONY Variable Account L

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY Variable Account L at December 31, 2002, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 8, 2003

MONY

Variable Account L

COMBINED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS

Investments at cost	$48,466,630

Investments in Funds, at net asset value	$34,409,331

Amounts due from MONY	17,565

Amounts due from Funds	18,094

Total assets	34,444,990

LIABILITIES

Amounts due to MONY	39,267

Amounts due to Funds	17,565

Total liabilities	56,832

Net assets	$34,388,158

Net assets consist of:

Contractholders’ net payments	$43,105,864

Undistributed net investment income	12,046,503

Accumulated net realized loss on investments	(6,706,910)

Net unrealized depreciation of investments	(14,057,299)

Net assets	$34,388,158

See notes to combined financial statements.

MONY

Variable Account L

COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2002

Dividend income	$321,281

Distributions from net realized gains	151,524

Mortality and expense risk charges	(226,269)

Net investment income	246,536

Realized and unrealized loss on investments:

Net realized loss on investments	(2,795,359)

Net change in unrealized depreciation of investments	(4,605,944)

Net realized and unrealized loss on investments	(7,401,303)

Net decrease in net assets resulting from operations	$(7,154,767)

See notes to combined financial statements.

MONY

Variable Account L

COMBINED STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	2002	2001

From operations:

Net investment income	$246,536	$3,231,474

Net realized loss on investments	(2,795,359)	(3,270,716)

Net change in unrealized depreciation of investments	(4,605,944)	(3,560,698)

Net decrease in net assets resulting from operations	(7,154,767)	(3,599,940)

From unit transactions:

Net proceeds from the issuance of units of subaccounts	15,967,812	15,851,567

Net asset value of units redeemed or used to meet contract obligations of subaccounts	(7,889,695)	(5,925,950)

Net increase from unit transactions of subaccounts	8,078,117	9,925,617

Net increase in net assets	923,350	6,325,677

Net assets beginning of year	33,464,808	27,139,131

Net assets end of year*	$34,388,158	$33,464,808

* Includes undistributed net investment income of:	$12,046,503	$11,799,967

See notes to combined financial statements.

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used only to support Flexible Payment Variable Life Insurance Policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and Survivorship Variable Universal Life Insurance policies, collectively, the “Variable Life Insurance Policies”. These policies are issued by MONY. For presentation purposes, the information related to all Variable Life Insurance policies issued under the Variable Account is presented for the Variable Account as a whole.

There are currently available twenty-eight MONYEquity Master subaccounts, six Strategist subaccounts, thirty-five MONY Custom Equity Master subaccounts, thirty-five MONY Custom Estate Master subaccounts, thirty-five Variable Universal Life subaccounts, and thirty-five Survivorship Universal Life subaccounts within the Variable Account (each hereafter referred to as a “subaccount”). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Alger American Fund, INVESCO Variable Investment Funds, Inc., PIMCO Variable Insurance Trust, MFS Variable Insurance Trust, Lord Abbett Series Funds, PBHG Insurance Series Funds and The Universal Institutional Funds Inc. (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Insurance Policies which are presented on pages before these combined financial statements.

2.  Significant Accounting Policies:

The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment held by each subaccount in the shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2002 by all of the subaccounts within the Variable Account have been aggregated.

Investment Transactions and Investment Income:

Investments made by the subacccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies: (continued)

income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the period ended December 31, 2002 the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $5,496,975.

MONY receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from .35% to .75% of the average daily net assets of each of the respective subaccounts within the Variable Account. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2002, MONY received $6,934 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4.  Other:

At December 31, 2002, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	$348,125

Long Term Bond Subaccount	608,278

Government Securities Subaccount	646,908

Money Market Subaccount	3,311,902

Equity Growth Subaccount	42,889

Equity Income Subaccount	40,218

Diversified Subaccount	71,984

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Enterprise Accumulation Trust

Equity Subaccount	$5,617,710

Small Company Value Subaccount	4,678,930

Managed Subaccount	7,280,433

International Growth Subaccount	1,206,003

High Yield Bond Subaccount	815,575

Growth Subaccount	1,094,767

Growth and Income Subaccount	1,050,461

Small Company Growth Subaccount	444,022

Equity Income Subaccount	172,588

Capital Appreciation Subaccount	422,588

Multi-Cap Growth Subaccount	421,929

Balanced Subaccount	97,975

Worldwide Growth Subaccount	8,974

Emerging Countries Subaccount	4,283

Mid-Cap Growth Subaccount	42,309

Global Socially Responsive Subaccount	18,779

Total Return Subaccount	37,015

Dreyfus

Dreyfus Stock Index Subaccount	1,016,822

Dreyfus Socially Responsible Growth Subaccount	118,570

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	670,188

VIP II Contrafund Subaccount	567,676

VIP III Growth Opportunities Subaccount	101,196

Janus Aspen Series

Aggressive Growth Subaccount	492,821

Balanced Subaccount	429,475

Capital Appreciation Subaccount	654,431

Flexible Income Subaccount	30,963

International Growth Subaccount	53,843

Worldwide Growth Subaccount	807,215

Strategic Value Subaccount

The Alger American Funds

Balanced Subaccount	32,170

Mid Cap Growth Subaccount	57,622

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Invesco Variable Investment Fund

Financial Services Subaccount	$14,614

Health Services Subaccount	19,986

Telecommunications Subaccount	7,219

MFS Variable Insurance Trust

Mid Cap Growth Subaccount	28,040

New Discovery Series Subaccount	35,286

Total Return Series Subaccount	72,442

Utilities Series Subaccount	8,396

The Universal Institutional Funds, Inc.

Emerging Equities Subaccount	24,717

Global Value Equity Subaccount	3,817

U.S. Real Estate Subaccount	67,881

Lord Abbett Series Funds

Bond Debenture Subaccount	22,543

Growth and Income Subaccount	76,793

Mid-Cap Value Subaccount	64,476

PIMCO Variable Insurance Trust

Global Bond Subaccount	56,846

Real Return Subaccount	139,351

StocksPlus Growth and Income Subaccount	134,061

PBHG Insurance Series Funds

Mid-Cap Value Subaccount	77,598

Select Value Subaccount	16,455

Total Net Asset—Combined Variable Account L	34,388,158

During the year ended December 31, 2002, the aggregate cost of shares purchased (excluding reinvestments) and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all the subaccounts within the Variable Account were $16,166,059 and $8,303,496 respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — MONY Custom Equity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Equity Master’s Subaccounts of MONY Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount
ASSETS

Shares held in respective Funds	5,436	4,498	7,417	1,301,258

Investments at cost	$59,645	$59,499	$84,254	$1,301,258

Investments in respective Funds, at net asset value	$61,261	$60,178	$84,999	$1,301,258

Amount due from MONY	0	0	361	0

Amount due from respective Funds	0	0	0	801

Total assets	61,261	60,178	85,360	1,302,059

LIABILITIES

Amount due to MONY	11	10	14	1,012

Amount due to respective Funds	0	0	361	0

Total liabilities	11	10	375	1,012

Net assets	$61,250	$60,168	$84,985	$1,301,047

Net assets consist of:

Contractholders’ net payments	$58,301	$58,092	$83,431	$1,283,977

Undistributed net investment income	823	969	405	17,070

Accumulated net realized gain (loss) on investments	510	428	404	0

Net unrealized appreciation (depreciation) of investments	1,616	679	745	0

Net assets	$61,250	$60,168	$84,985	$1,301,047

Number of units outstanding*	5,383	5,166	7,316	121,626

Net asset value per unit outstanding*	$11.38	$11.65	$11.62	$10.70

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

37,116	13,002	14,902	21,392	18,452	114,113	87,958	36,420	17,259	45,241

$749,042	$279,993	$323,111	$109,419	$81,869	$602,891	$491,383	$278,747	$89,960	$274,197

$643,596	$254,705	$292,086	$92,625	$80,082	$594,531	$475,851	$286,622	$86,639	$257,421

1,661	2,902	3,628	244	0	4,743	3,478	1,547	0	1,675

1,409	503	331	176	0	541	352	167	0	173

646,666	258,110	296,045	93,045	80,082	599,815	479,681	288,336	86,639	259,269

1,519	544	380	191	14	642	431	214	14	217

1,661	2,902	3,628	244	0	4,743	3,478	1,547	0	1,675

3,180	3,446	4,008	435	14	5,385	3,909	1,761	14	1,892

$643,486	$254,664	$292,037	$92,610	$80,068	$594,430	$475,772	$286,575	$86,625	$257,377

$742,025	$245,321	$310,034	$111,406	$78,507	$621,190	$504,956	$281,311	$90,439	$293,979

103,298	47,053	22,894	11,132	3,662	1,418	2,353	8,008	509	3,609

(96,391)	(12,422)	(9,866)	(13,134)	(314)	(19,818)	(16,005)	(10,619)	(1,002)	(23,435)

(105,446)	(25,288)	(31,025)	(16,794)	(1,787)	(8,360)	(15,532)	7,875	(3,321)	(16,776)

$643,486	$254,664	$292,037	$92,610	$80,068	$594,430	$475,772	$286,575	$86,625	$257,377

93,665	22,978	31,845	14,206	7,695	70,201	53,806	29,439	9,356	33,465

$6.87	$11.08	$9.17	$6.52	$10.40	$8.47	$8.84	$9.73	$9.26	$7.69

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Equity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount
ASSETS

Shares held in respective Funds	45,725	12,494	171	456	1,532

Investments at cost	$399,259	$59,665	$1,479	$3,941	$10,868

Investments in respective Funds, at net asset value	$385,464	$60,719	$1,631	$4,071	$11,769

Amount due from MONY	1,798	1,120	0	0	0

Amount due from respective Funds	248	108	0	0	0

Total assets	387,510	61,947	1,631	4,071	11,769

LIABILITIES

Amount due to MONY	313	118	0	1	2

Amount due to respective Funds	1,798	1,120	0	0	0

Total liabilities	2,111	1,238	0	1	2

Net assets	$385,399	$60,709	$1,631	$4,070	$11,767

Net assets consist of:

Contractholders’ net payments	$443,919	$59,793	$1,521	$4,041	$11,168

Undistributed net investment income (loss)	(1,019)	586	(2)	(3)	(9)

Accumulated net realized loss on investments	(43,706)	(724)	(40)	(98)	(293)

Net unrealized appreciation (depreciation) of investments	(13,795)	1,054	152	130	901

Net assets	$385,399	$60,709	$1,631	$4,070	$11,767

Number of units outstanding*	60,270	6,380	169	463	1,466

Net asset value per unit outstanding*	$6.39	$9.52	$9.61	$8.80	$8.03

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Equity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

21,988	3,101	12,649	15,784	4,194	18,261	11,019	14,535	15,934

$674,324	$88,422	$447,403	$330,381	$64,430	$459,270	$255,689	$333,079	$509,085	$8,422,563

$645,574	$82,707	$423,492	$316,619	$63,375	$401,366	$248,691	$301,173	$454,769	$7,973,274

1,699	764	1,884	2,081	335	1,937	3,020	772	2,107	37,756

1,499	64	667	367	69	1,358	159	459	301	9,752

648,772	83,535	426,043	319,067	63,779	404,661	251,870	302,404	457,177	8,020,782

1,608	78	739	420	80	1,425	201	510	376	11,084

1,699	764	1,884	2,081	335	1,937	3,020	772	2,107	37,756

3,307	842	2,623	2,501	415	3,362	3,221	1,282	2,483	48,840

$645,465	$82,693	$423,420	$316,566	$63,364	$401,299	$248,649	$301,122	$454,694	$7,971,942

$695,136	$96,904	$483,305	$346,113	$69,722	$553,382	$255,541	$366,354	$560,465	$8,710,333

10,963	1	10,145	5,073	(100)	1,257	6,467	3,096	3,035	262,693

(31,884)	(8,497)	(46,119)	(20,858)	(5,203)	(95,436)	(6,361)	(36,422)	(54,490)	(551,795)

(28,750)	(5,715)	(23,911)	(13,762)	(1,055)	(57,904)	(6,998)	(31,906)	(54,316)	(449,289)

$645,465	$82,693	$423,420	$316,566	$63,364	$401,299	$248,649	$301,122	$454,694	$7,971,942

78,584	11,748	57,776	37,789	8,012	90,311	26,527	46,253	71,160

$8.21	$7.04	$7.33	$8.38	$7.91	$4.44	$9.37	$6.51	$6.39

MONY

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount

Dividend income	$960	$1,095	$531	$18,123

Distribution from net realized gains	0	0	0	0

Mortality and expense risk charges	(124)	(119)	(122)	(2,102)

Net investment income	836	976	409	16,021

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	481	412	383	0

Net change in unrealized appreciation (depreciation) of investments	1,137	301	594	0

Net realized and unrealized gain (loss) on investments	1,618	713	977	0

Net increase (decrease) in net assets resulting from operations	$2,454	$1,689	$1,386	$16,021

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

$0	$422	$5,625	$529	$3,649	$2,213	$3,348	$0	$699	$1,353

90,967	42,654	13,457	8,192	0	0	0	8,469	0	0

(1,529)	(472)	(724)	(227)	(145)	(1,381)	(1,009)	(627)	(188)	(638)

89,438	42,604	18,358	8,494	3,504	832	2,339	7,842	511	715

(89,824)	(10,977)	(7,992)	(12,259)	(279)	(18,278)	(15,933)	(10,901)	(1,072)	(22,752)

(68,120)	(22,560)	(32,257)	(13,112)	(1,717)	(12,826)	(14,041)	9,613	(4,337)	(7,298)

(157,944)	(33,537)	(40,249)	(25,371)	(1,996)	(31,104)	(29,974)	(1,288)	(5,409)	(30,050)

$(68,506)	$9,067	$(21,891)	$(16,877)	$1,508	$(30,272)	$(27,635)	$6,554	$(4,898)	$(29,335)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount	Balanced Subaccount	Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2001	For the period June 8, 2001** through December 31, 2001	For the period June 8, 2001** through December 31, 2001	For the period June 8, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001

Dividend income	$0	$685	$0	$0	$0	$5,230	$51

Distribution from net realized gains	0	0	0	0	0	3,330	0

Mortality and expense risk charges	(907)	(116)	(2)	(3)	(9)	(1,430)	(191)

Net investment income (loss)	(907)	569	(2)	(3)	(9)	7,130	(140)

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(41,378)	(612)	(40)	(98)	(293)	(30,637)	(8,248)

Net change in unrealized appreciation (depreciation) of investments	9,788	825	152	130	901	(15,177)	(3,277)

Net realized and unrealized gain (loss) on investments	(31,590)	213	112	32	608	(45,814)	(11,525)

Net increase (decrease) in net assets resulting from operations	$(32,497)	$782	$110	$29	$599	$(38,684)	$(11,665)

**	Commencement of operations

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	MONY Custom Equity Master
	Fidelity Variable Insurance Products Funds			Janus Aspen Series
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

Dividend income	$0	$1,212	$68	$0	$5,611	$3,168	$2,042	$56,614

Distribution from net realized gains	11,254	4,848	0	0	0	0	0	183,171

Mortality and expense risk charges	(990)	(828)	(145)	(951)	(615)	(785)	(1,204)	(17,583)

Net investment income (loss)	10,264	5,232	(77)	(951)	4,996	2,383	838	222,202

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(45,170)	(20,592)	(4,908)	(89,137)	(5,465)	(34,995)	(50,896)	(521,460)

Net change in unrealized appreciation (depreciation) of investments	(7,814)	(7,442)	1,115	(23,785)	(5,338)	(13,217)	(28,133)	(255,895)

Net realized and unrealized loss on investments	(52,984)	(28,034)	(3,793)	(112,922)	(10,803)	(48,212)	(79,029)	(777,355)

Net decrease in net assets resulting from operations	$(42,720)	$(22,802)	$(3,870)	$(113,873)	$(5,807)	$(45,829)	$(78,191)	$(555,153)

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Equity Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount		Long Term Bond Subaccount
	For the year ended December 31, 2001	For the period June 9, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period June 9, 2000** through December 31, 2000

From operations:

Net investment income (loss)	$836	$(13)	$976	$(7)

Net realized gain (loss) on investments	481	29	412	16

Net change in unrealized appreciation (depreciation) of investments	1,137	479	301	378

Net increase (decrease) in net assets resulting from operations	2,454	495	1,689	387

From unit transactions:

Net proceeds from the issuance of units	54,847	16,418	65,177	10,427

Net asset value of units redeemed or used to meet contract obligations	(12,148)	(816)	(17,053)	(459)

Net increase from unit transactions	42,699	15,602	48,124	9,968

Net increase in net assets	45,153	16,097	49,813	10,355

Net assets beginning of period	16,097	0	10,355	0

Net assets end of period*	$61,250	$16,097	$60,168	$10,355

Unit transactions:

Units outstanding beginning of period	1,530	0	942	0

Units issued during the period	4,957	1,609	5,723	985

Units redeemed during the period	(1,104)	(79)	(1,499)	(43)

Units outstanding end of period	5,383	1,530	5,166	942

* Includes undistributed net investment income (loss) of:	$823	$(13)	$969	$(7)

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
MONY Series Fund, Inc.				Enterprise Accumulation Trust
Government Securities Subaccount		Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount
For the year ended December 31, 2001	For the period May 18, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period June 8, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 5, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000

$409	$(4)	$16,021	$1,049	$89,438	$13,860	$42,604	$4,449

383	21	0	0	(89,824)	(6,567)	(10,977)	(1,445)

594	151	0	0	(68,120)	(37,326)	(22,560)	(2,728)

1,386	168	16,021	1,049	(68,506)	(30,033)	9,067	276

93,798	6,616	1,828,369	420,053	614,166	265,821	237,430	64,812

(16,515)	(468)	(584,681)	(379,764)	(125,139)	(12,823)	(53,014)	(3,907)

77,283	6,148	1,243,688	40,289	489,027	252,998	184,416	60,905

78,669	6,316	1,259,709	41,338	420,521	222,965	193,483	61,181

6,316	0	41,338	0	222,965	0	61,181	0

$84,985	$6,316	$1,301,047	$41,338	$643,486	$222,965	$254,664	$61,181

577	0	3,997	0	26,254	0	5,789	0

8,191	621	172,939	41,193	85,417	27,602	22,117	6,158

(1,452)	(44)	(55,310)	(37,196)	(18,006)	(1,348)	(4,928)	(369)

7,316	577	121,626	3,997	93,665	26,254	22,978	5,789

$405	$(4)	$17,070	$1,049	$103,298	$13,860	$47,053	$4,449

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Managed Subaccount		International Growth Subaccount
	For the year ended December 31, 2001	For the period May 5, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000

From operations:

Net investment income	$18,358	$4,536	$8,494	$2,638

Net realized gain (loss) on investments	(7,992)	(1,874)	(12,259)	(875)

Net change in unrealized appreciation (depreciation) of investments	(32,257)	1,232	(13,112)	(3,682)

Net increase (decrease) in net assets resulting from operations	(21,891)	3,894	(16,877)	(1,919)

From unit transactions:

Net proceeds from the issuance of units	226,381	128,670	86,356	55,852

Net asset value of units redeemed or used to meet contract obligations	(40,330)	(4,687)	(24,672)	(6,130)

Net increase from unit transactions	186,051	123,983	61,684	49,722

Net increase in net assets	164,160	127,877	44,807	47,803

Net assets beginning of period	127,877	0	47,803	0

Net assets end of period*	$292,037	$127,877	$92,610	$47,803

Unit transactions:

Units outstanding beginning of period	12,345	0	5,274	0

Units issued during the period	23,812	12,801	12,354	5,933

Units redeemed during the period	(4,312)	(456)	(3,422)	(659)

Units outstanding end of period	31,845	12,345	14,206	5,274

* Includes undistributed net investment income of:	$22,894	$4,536	$11,132	$2,638

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
High Yield Bond Subaccount		Growth Subaccount		Growth and Income Subaccount		Small Company Growth Subaccount
For the year ended December 31, 2001	For the period June 8, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000

$3,504	$158	$832	$586	$2,339	$14	$7,842	$166

(279)	(35)	(18,278)	(1,540)	(15,933)	(72)	(10,901)	282

(1,717)	(70)	(12,826)	4,466	(14,041)	(1,491)	9,613	(1,738)

1,508	53	(30,272)	3,512	(27,635)	(1,549)	6,554	(1,290)

76,810	15,182	515,492	240,695	521,272	100,715	238,098	105,946

(12,573)	(912)	(117,820)	(17,177)	(105,992)	(11,039)	(54,202)	(8,531)

64,237	14,270	397,672	223,518	415,280	89,676	183,896	97,415

65,745	14,323	367,400	227,030	387,645	88,127	190,450	96,125

14,323	0	227,030	0	88,127	0	96,125	0

$80,068	$14,323	$594,430	$227,030	$475,772	$88,127	$286,575	$96,125

1,453	0	23,359	0	8,752	0	9,464	0

7,462	1,543	60,795	25,155	56,790	9,822	25,927	10,293

(1,220)	(90)	(13,953)	(1,796)	(11,736)	(1,070)	(5,952)	(829)

7,695	1,453	70,201	23,359	53,806	8,752	29,439	9,464

$3,662	$158	$1,418	$586	$2,353	$14	$8,008	$166

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Enterprise Accumulation Trust
	Equity Income Subaccount		Capital Appreciation Subaccount
	For the year ended December 31, 2001	For the period May 18, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 4, 2000** through December 31, 2000

From operations:

Net investment income (loss)	$511	$(2)	$715	$2,894

Net realized gain (loss) on investments	(1,072)	70	(22,752)	(683)

Net change in unrealized appreciation (depreciation) of investments	(4,337)	1,016	(7,298)	(9,478)

Net increase (decrease) in net assets resulting from operations	(4,898)	1,084	(29,335)	(7,267)

From unit transactions:

Net proceeds from the issuance of units	80,770	30,826	223,818	136,240

Net asset value of units redeemed or used to meet contract obligations	(18,589)	(2,568)	(54,654)	(11,425)

Net increase from unit transactions	62,181	28,258	169,164	124,815

Net increase in net assets	57,283	29,342	139,829	117,548

Net assets beginning of period	29,342	0	117,548	0

Net assets end of period*	$86,625	$29,342	$257,377	$117,548

Unit transactions:

Units outstanding beginning of period	2,818	0	12,316	0

Units issued during the period	8,493	3,077	28,080	13,448

Units redeemed during the period	(1,955)	(259)	(6,931)	(1,132)

Units outstanding end of period	9,356	2,818	33,465	12,316

* Includes undistributed net investment income (loss) of:	$509	$(2)	$3,609	$2,894

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Enterprise Accumulation Trust
Multi-Cap Growth Subaccount		Balanced Subaccount		Emerging Countries Subaccount	Worldwide Growth Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount
For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 16, 2000** through December 31, 2000	For the period June 8, 2001** through December 31, 2001	For the period June 8, 2001** through December 31, 2001	For the period June 8, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000

$(907)	$(112)	$569	$17	$(2)	$(3)	$(9)	$7,130	$3,833

(41,378)	(2,328)	(612)	(112)	(40)	(98)	(293)	(30,637)	(1,247)

9,788	(23,583)	825	229	152	130	901	(15,177)	(13,573)

(32,497)	(26,023)	782	134	110	29	599	(38,684)	(10,987)

343,187	195,640	76,777	7,677	1,757	4,723	12,526	587,939	248,777

(77,595)	(17,313)	(23,620)	(1,041)	(236)	(682)	(1,358)	(123,130)	(18,450)

265,592	178,327	53,157	6,636	1,521	4,041	11,168	464,809	230,327

233,095	152,304	53,939	6,770	1,631	4,070	11,767	426,125	219,340

152,304	0	6,770	0	0	0	0	219,340	0

$385,399	$152,304	$60,709	$6,770	$1,631	$4,070	$11,767	$645,465	$219,340

19,707	0	682	0	0	0	0	23,366	0

52,586	21,605	8,226	789	197	542	1,643	69,968	25,237

(12,023)	(1,898)	(2,528)	(107)	(28)	(79)	(177)	(14,750)	(1,871)

60,270	19,707	6,380	682	169	463	1,466	78,584	23,366

$(1,019)	$(112)	$586	$17	$(2)	$(3)	$(9)	$10,963	$3,833

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
			Fidelity Variable Insurance Products Funds
	Dreyfus Socially Responsible Growth Subaccount		VIP Growth Subaccount
	For the year ended December 31, 2001	For the period May 11, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000

From operations:

Net investment income (loss)	$(140)	$141	$10,264	$(119)

Net realized loss on investments	(8,248)	(249)	(45,170)	(949)

Net change in unrealized appreciation (depreciation) of investments	(3,277)	(2,438)	(7,814)	(16,097)

Net decrease in net assets resulting from operations	(11,665)	(2,546)	(42,720)	(17,165)

From unit transactions:

Net proceeds from the issuance of units	91,828	26,874	434,904	161,406

Net asset value of units redeemed or used to meet contract obligations	(18,864)	(2,934)	(102,004)	(11,001)

Net increase from unit transactions	72,964	23,940	332,900	150,405

Net increase in net assets	61,299	21,394	290,180	133,240

Net assets beginning of period	21,394	0	133,240	0

Net assets end of period*	$82,693	$21,394	$423,420	$133,240

Unit transactions:

Units outstanding beginning of period	2,344	0	14,902	0

Units issued during the period	11,940	2,640	56,380	16,021

Units redeemed during the period	(2,536)	(296)	(13,506)	(1,119)

Units outstanding end of period	11,748	2,344	57,776	14,902

* Includes undistributed net investment income (loss) of:	$1	$141	$10,145	$(119)

**	Commencement of operations

See notes to financial statements.

MONY Custom Equity Master
Fidelity Variable Insurance Products Funds				Janus Aspen Series
VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount		Aggressive Growth Subaccount		Balanced Subaccount
For the year ended December 31, 2001	For the period May 17, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 11, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 5, 2000** through December 31, 2000

$5,232	$(159)	$(77)	$(23)	$(951)	$2,208	$4,996	$1,471

(20,592)	(266)	(4,908)	(295)	(89,137)	(6,299)	(5,465)	(896)

(7,442)	(6,320)	1,115	(2,170)	(23,785)	(34,119)	(5,338)	(1,660)

(22,802)	(6,745)	(3,870)	(2,488)	(113,873)	(38,210)	(5,807)	(1,085)

241,564	179,578	54,447	33,729	465,872	206,852	228,701	87,686

(65,363)	(9,666)	(15,463)	(2,991)	(99,638)	(19,704)	(54,763)	(6,083)

176,201	169,912	38,984	30,738	366,234	187,148	173,938	81,603

153,399	163,167	35,114	28,250	252,361	148,938	168,131	80,518

163,167	0	28,250	0	148,938	0	80,518	0

$316,566	$163,167	$63,364	$28,250	$401,299	$148,938	$248,649	$80,518

17,007	0	3,045	0	20,212	0	8,160	0

28,573	17,987	6,917	3,345	90,124	22,314	24,202	8,768

(7,791)	(980)	(1,950)	(300)	(20,025)	(2,102)	(5,835)	(608)

37,789	17,007	8,012	3,045	90,311	20,212	26,527	8,160

$5,073	$(159)	$(100)	$(23)	$1,257	$2,208	$6,467	$1,471

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Equity Master
	Janus Aspen Series
	Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period ended December 31, 2000

From operations:

Net investment income	$2,383	$713	$838	$2,197	$222,202	$40,491

Net realized loss on investments	(34,995)	(1,427)	(50,896)	(3,594)	(521,460)	(30,335)

Net change in unrealized depreciation of investments	(13,217)	(18,689)	(28,133)	(26,183)	(255,895)	(193,394)

Net decrease in net assets resulting from operations	(45,829)	(19,403)	(78,191)	(27,580)	(555,153)	(183,238)

From unit transactions:

Net proceeds from the issuance of units	273,738	177,591	404,800	273,335	8,085,547	3,197,418

Net asset value of units redeemed or used to meet contract obligations	(69,512)	(15,463)	(102,101)	(15,569)	(1,991,711)	(580,921)

Net increase from unit transactions	204,226	162,128	302,699	257,766	6,093,836	2,616,497

Net increase in net assets	158,397	142,725	224,508	230,186	5,538,683	2,433,259

Net assets beginning of period	142,725	0	230,186	0	2,433,259	0

Net assets end of period*	$301,122	$142,725	$454,694	$230,186	$7,971,942	$2,433,259

Unit transactions:

Units outstanding beginning of period	17,106	0	27,835	0

Units issued during the period	39,167	18,775	58,551	29,513

Units redeemed during the period	(10,020)	(1,669)	(15,226)	(1,678)

Units outstanding end of period	46,253	17,106	71,160	27,835

* Includes undistributed net investment income of:	$3,096	$713	$3,035	$2,197	$262,693	$40,491

**	Commencement of operations

See notes to financial statements.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master). These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

There are twenty-eight MONY Custom Equity Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). Certain subaccounts of MONY Custom Equity Master commenced operations during the year ended December 31, 2000, and the remaining subaccounts commenced operations during the period ended December 31, 2001. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Equity Master Subaccounts for the period ended December 31, 2001 aggregated $1,649,039.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Equity Master subaccounts. As MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2001, MONY received $2,565 in connection with MONY Custom Equity Master subaccounts.

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2001 were as follows:

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	$55,653	$13,077
Long Term Bond Portfolio	72,394	24,385
Government Securities Portfolio	96,470	19,299
Money Market Portfolio	2,861,073	1,619,324

Enterprise Accumulation Trust

Equity Portfolio	646,196	158,729
Small Company Value Portfolio	247,004	63,061
Managed Portfolio	231,817	46,517
International Growth Portfolio	89,632	28,195
High Yield Bond Portfolio	78,829	14,728
Growth Portfolio	541,332	145,080
Growth and Income Portfolio	541,854	127,555
Small Company Growth Portfolio	246,690	63,433

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions: (continued)

MONY Custom Equity Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed
Equity Income Portfolio	$95,983	$33,987
Capital Appreciation Portfolio	231,402	62,913
Multi-Cap Growth Portfolio	357,422	92,771
Balanced Portfolio	93,193	40,147
Emerging Countries Portfolio	1,922	403
Worldwide Growth Portfolio	4,780	741
Mid-Cap Growth Portfolio	13,175	2,014

Dreyfus

Dreyfus Stock Index Fund	621,460	158,101
Dreyfus Socially Responsible Growth Fund, Inc.	113,557	40,786

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	456,240	124,055
VIP II Contrafund Portfolio	261,609	86,299
VIP III Growth Opportunities Portfolio	62,330	23,498

Janus Aspen Series

Aggressive Growth Portfolio	496,559	131,304
Balanced Portfolio	241,901	68,586
Capital Appreciation Portfolio	301,538	98,151
Worldwide Growth Portfolio	432,038	130,624

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000's)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	5,383	$11.38	$61	2.71%	0.35%	8.17%
Long Term Bond Subaccount	5,166	11.65	60	3.22	0.35	5.91
Government Securities Subaccount	7,316	11.62	85	1.52	0.35	6.22
Money Market Subaccount	121,626	10.70	1,301	3.02	0.35	3.48

Enterprise Accumulation Trust

Equity Subaccount	93,665	6.87	643	0.00	0.35	(19.08)
Small Company Value Subaccount	22,978	11.08	255	0.31	0.35	4.82
Managed Subaccount	31,845	9.17	292	2.72	0.35	(11.49)
International Growth Subaccount	14,206	6.52	93	0.82	0.35	(28.04)
High Yield Bond Subaccount	7,695	10.40	80	8.81	0.35	5.48
Growth Subaccount	70,201	8.47	594	0.56	0.35	(12.86)
Growth and Income Subaccount	53,806	8.84	476	1.16	0.35	(12.21)
Small Company Growth Subaccount	29,439	9.73	287	0.00	0.35	(4.23)
Equity Income Subaccount	9,356	9.26	87	1.30	0.35	(11.05)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000's)	Investment Income Ratio*		Expense Ratio**		Total Return***
Capital Appreciation Subaccount	33,465	$7.69	$257	0.74%		0.35%		(19.39)%
Multi-Cap Growth Subaccount	60,270	6.39	385	0.00		0.35		(17.34)
Balanced Subaccount	6,380	9.52	61	2.07		0.35		(4.13)
Emerging Countries Subaccount (1)	169	9.61	2	0.00	(^)	0.35	(^)	(3.90)
Worldwide Growth Subaccount (1)	463	8.80	4	0.00	(^)	0.35	(^)	(12.00)
Mid-Cap Growth Subaccount (1)	1,466	8.03	12	0.00	(^)	0.35	(^)	(19.70)

Dreyfus

Dreyfus Stock Index Subaccount	78,584	8.21	645	1.28		0.35		(12.57)
Dreyfus Socially Responsible Growth Subaccount	11,748	7.04	83	0.09		0.35		(22.89)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	57,776	7.33	423	0.00		0.35		(18.01)
VIP II Contrafund Subaccount	37,789	8.38	317	0.51		0.35		(12.62)
VIP III Growth Opportunities Subaccount	8,012	7.91	63	0.16		0.35		(14.76)

Janus Aspen Series

Aggressive Growth Subaccount	90,311	4.44	401	0.00		0.35		(39.76)
Balanced Subaccount	26,527	9.37	249	3.19		0.35		(5.07)
Capital Appreciation Subaccount	46,253	6.51	301	1.41		0.35		(21.94)
Worldwide Growth Subaccount	71,160	6.39	455	0.59		0.35		(22.73)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — MONY Custom Estate Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Estate Master’s Subaccounts of MONY Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount

ASSETS

Shares held in respective Funds	87	851	394	383,134

Investments at cost	$962	$11,059	$4,426	$383,134

Investments in respective Funds, at net asset value	$975	$11,384	$4,520	$383,134

Amount due from MONY	0	0	0	0

Total assets	975	11,384	4,520	383,134

LIABILITIES

Amount due to respective Funds	0	0	0	0

Amount due to MONY	0	2	1	65

Total liabilities	0	2	1	65

Net assets	$975	$11,382	$4,519	$383,069

Net assets consist of:

Contractholders’ net payments	$960	$10,529	$4,417	$374,468

Undistributed net investment income (loss)	(1)	488	5	8,601

Accumulated net realized gain on investments	3	40	3	0

Net unrealized appreciation of investments	13	325	94	0

Net assets	$975	$11,382	$4,519	$383,069

Number of units outstanding*	93	1,011	434	35,225

Net asset value per unit outstanding*	$10.52	$11.26	$10.41	$10.88

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount	International Growth Subaccount

ASSETS

Shares held in respective Funds	3,154	2,278	732	5,666

Investments at cost	$65,240	$51,889	$15,805	$32,085

Investments in respective Funds, at net asset value	$54,690	$44,630	$14,356	$24,535

Amount due from MONY	0	6	0	6

Total assets	54,690	44,636	14,356	24,541

LIABILITIES

Amount due to respective Funds	0	6	0	6

Amount due to MONY	10	8	2	4

Total liabilities	10	14	2	10

Net assets	$54,680	$44,622	$14,354	$24,531

Net assets consist of:

Contractholders’ net payments	$60,510	$43,400	$14,987	$30,533

Undistributed net investment income (loss)	10,865	11,550	1,707	2,855

Accumulated net realized gain (loss) on investments	(6,145)	(3,069)	(891)	(1,307)

Net unrealized appreciation (depreciation) of investments	(10,550)	(7,259)	(1,449)	(7,550)

Net assets	$54,680	$44,622	$14,354	$24,531

Number of units outstanding*	6,726	4,236	1,617	4,047

Net asset value per unit outstanding*	$8.13	$10.54	$8.88	$6.06

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount	Multi-Cap Growth Subaccount

2,342	11,491	5,761	3,652	2,480	4,779	6,288

$10,770	$63,063	$33,507	$28,571	$12,949	$31,076	$58,881

$10,162	$59,870	$31,164	$28,741	$12,451	$27,194	$53,004

0	0	0	6	0	6	6

10,162	59,870	31,164	28,747	12,451	27,200	53,010

0	0	0	6	0	6	6

2	10	5	5	2	5	9

2	10	5	11	2	11	15

$10,160	$59,860	$31,159	$28,736	$12,449	$27,189	$52,995

$9,848	$65,637	$33,945	$27,897	$12,675	$31,855	$63,241

972	262	170	842	77	556	(170)

(52)	(2,846)	(613)	(173)	195	(1,340)	(4,199)

(608)	(3,193)	(2,343)	170	(498)	(3,882)	(5,877)

$10,160	$59,860	$31,159	$28,736	$12,449	$27,189	$52,995

1,004	7,125	3,587	2,949	1,282	3,721	9,181

$10.12	$8.40	$8.69	$9.74	$9.71	$7.31	$5.77

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Balanced Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount

ASSETS

Shares held in respective Funds	80	2	2,844	552

Investments at cost	$379	$14	$90,984	$16,187

Investments in respective Funds, at net asset value	$391	$14	$83,515	$14,729

Amount due from MONY	0	0	0	0

Total assets	391	14	83,515	14,729

LIABILITIES

Amount due to respective Funds	0	0	0	0

Amount due to MONY	0	0	14	2

Total liabilities	0	0	14	2

Net assets	$391	$14	$83,501	$14,727

Net assets consist of:

Contractholders’ net payments	$372	$14	$91,794	$17,740

Undistributed net investment income	6	0	1,425	21

Accumulated net realized gain (loss) on investments	1	0	(2,249)	(1,576)

Net unrealized appreciation (depreciation) of investments	12	0	(7,469)	(1,458)

Net assets	$391	$14	$83,501	$14,727

Number of units outstanding*	37	1	10,189	2,190

Net asset value per unit outstanding*	$10.51	$10.58	$8.20	$6.72

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Custom Estate Master
Fidelity Variable Insurance Products Funds			Janus Aspen Series

VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

2,085	2,097	1,201	1,583	1,556	2,127	2,361

$76,366	$44,987	$18,841	$43,507	$36,460	$52,004	$75,746	$1,258,892

$69,817	$42,059	$18,148	$34,796	$35,119	$44,072	$67,377	$1,170,847

0	6	6	6	0	6	6	60

69,817	42,065	18,154	34,802	35,119	44,078	67,383	1,170,907

0	6	6	6	0	6	6	60

11	7	3	6	6	8	11	198

11	13	9	12	6	14	17	258

$69,806	$42,052	$18,145	$34,790	$35,113	$44,064	$67,366	$1,170,649

$78,260	$45,413	$19,521	$52,496	$36,005	$54,461	$81,073	$1,262,051

1,606	657	80	813	928	557	968	45,840

(3,511)	(1,090)	(763)	(9,808)	(479)	(3,022)	(6,306)	(49,197)

(6,549)	(2,928)	(693)	(8,711)	(1,341)	(7,932)	(8,369)	(88,045)

$69,806	$42,052	$18,145	$34,790	$35,113	$44,064	$67,366	$1,170,649

9,189	5,132	2,459	9,449	3,671	7,623	10,066

$7.60	$8.19	$7.38	$3.68	$9.57	$5.78	$6.69

MONY

Variable Account L

STATEMENT OF OPERATIONS

	MONY Custom Estate Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Government Securities Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount	Managed Subaccount
	For the period April 2, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period March 14, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001

Dividend income	$0	$530	$12	$6,535	$0	$94	$315

Distribution from net realized gains	0	0	0	0	8,790	9,531	755

Mortality and expense risk charges	(1)	(36)	(7)	(708)	(142)	(111)	(40)

Net investment income (loss)	(1)	494	5	5,827	8,648	9,514	1,030

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	3	37	3	0	(3,785)	(804)	(835)

Net change in unrealized appreciation (depreciation) of investments	13	60	94	0	(9,555)	(7,126)	(846)

Net realized and unrealized gain (loss) on investments	16	97	97	0	(13,340)	(7,930)	(1,681)

Net increase (decrease) in net assets resulting from operations	$15	$591	$102	$5,827	$(4,692)	$1,584	$(651)

**	Commencement of operations

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Small Company Growth Subaccount	Equity Income Subaccount	Capital Appreciation Subaccount

Dividend income	$146	$854	$219	$242	$0	$99	$160

Distribution from net realized gains	2,262	0	0	0	883	0	0

Mortality and expense risk charges	(72)	(34)	(151)	(78)	(75)	(43)	(78)

Net investment income	2,336	820	68	164	808	56	82

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(1,178)	(47)	(2,634)	(617)	(201)	171	(1,204)

Net change in unrealized appreciation (depreciation) of investments	(6,782)	(290)	(2,248)	(2,117)	299	(1,073)	(2,724)

Net realized and unrealized gain (loss) on investments	(7,960)	(337)	(4,882)	(2,734)	98	(902)	(3,928)

Net increase (decrease) in net assets resulting from operations	$(5,624)	$(483)	$(4,814)	$(2,570)	$906	$(846)	$(3,846)

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	Multi-Cap Growth Subaccount	Balanced Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount
	For the year ended December 31, 2001	For the period April 2, 2001** through December 31, 2001	For the period November 21, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001

Dividend income	$0	$6	$0	$259	$9

Distribution from net realized gains	0	0	0	863	0

Mortality and expense risk charges	(146)	0	0	(186)	(33)

Net investment income (loss)	(146)	6	0	936	(24)

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(3,729)	1	0	(2,187)	(1,078)

Net change in unrealized appreciation (depreciation) of investments	(1,686)	12	0	(4,494)	(998)

Net realized and unrealized gain (loss) on investments	(5,415)	13	0	(6,681)	(2,076)

Net increase (decrease) in net assets resulting from operations	$(5,561)	$19	$0	$(5,745)	$(2,100)

**	Commencement of operations

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

For the year ended December 31, 2001

	MONY Custom Estate Master
	Fidelity Variable Insurance Products Funds			Janus Aspen Series
	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

Dividend income	$0	$154	$20	$0	$803	$584	$290	$11,331

Distribution from net realized gains	1,639	614	0	0	0	0	0	25,337

Mortality and expense risk charges	(180)	(96)	(42)	(96)	(90)	(130)	(159)	(2,734)

Net investment income (loss)	1,459	672	(22)	(96)	713	454	131	33,934

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(3,339)	(855)	(730)	(9,172)	(456)	(2,907)	(4,931)	(40,474)

Net change in unrealized depreciation of investments	(5,686)	(2,521)	(392)	(3,445)	(1,161)	(5,696)	(5,308)	(63,670)

Net realized and unrealized loss on investments	(9,025)	(3,376)	(1,122)	(12,617)	(1,617)	(8,603)	(10,239)	(104,144)

Net decrease in net assets resulting from operations	$(7,566)	$(2,704)	$(1,144)	$(12,713)	$(904)	$(8,149)	$(10,108)	$(70,210)

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	MONY Custom Estate Master
	MONY Series Fund, Inc.
	Intermediate Term Bond Subaccount	Long Term Bond Subaccount		Government Securities Subaccount
	For the period April 2, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period August 8, 2000** through December 31, 2000	For the period March 14, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$(1)	$494	$(6)	$5

Net realized gain (loss) on investments	3	37	3	3

Net change in unrealized appreciation (depreciation) of investments	13	60	265	94

Net increase (decrease) in net assets resulting from operations	15	591	262	102

From unit transactions:

Net proceeds from the issuance of units	1,045	2,505	8,905	5,006

Net asset value of units redeemed or used to meet contract obligations	(85)	(593)	(288)	(589)

Net increase from unit transactions	960	1,912	8,617	4,417

Net increase in net assets	975	2,503	8,879	4,519

Net assets beginning of period	0	8,879	0	0

Net assets end of period*	$975	$11,382	$8,879	$4,519

Unit transactions:

Units outstanding beginning of period	0	835	0	0

Units issued during the period	101	230	864	492

Units redeemed during the period	(8)	(54)	(29)	(58)

Units outstanding end of period	93	1,011	835	434

* Includes undistributed net investment income (loss) of:	$(1)	$488	$(6)	$5

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
MONY Series Fund, Inc.		Enterprise Accumulation Trust
Money Market Subaccount		Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
For the year ended December 31, 2001	For the period February 11, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period April 10, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period April 10, 2000** through December 31, 2000

$5,827	$2,774	$8,648	$2,217	$9,514	$2,036	$1,030	$677

0	0	(3,785)	(2,360)	(804)	(2,265)	(835)	(56)

0	0	(9,555)	(995)	(7,126)	(133)	(846)	(603)

5,827	2,774	(4,692)	(1,138)	1,584	(362)	(651)	18

356,079	94,370	56,343	11,044	31,688	16,452	17,719	2,563

(67,279)	(8,702)	(6,293)	(584)	(4,129)	(611)	(5,076)	(219)

288,800	85,668	50,050	10,460	27,559	15,841	12,643	2,344

294,627	88,442	45,358	9,322	29,143	15,479	11,992	2,362

88,442	0	9,322	0	15,479	0	2,362	0

$383,069	$88,442	$54,680	$9,322	$44,622	$15,479	$14,354	$2,362

8,412	0	928	0	1,541	0	236	0

33,096	9,254	6,560	978	3,125	1,602	1,912	258

(6,283)	(842)	(762)	(50)	(430)	(61)	(531)	(22)

35,225	8,412	6,726	928	4,236	1,541	1,617	236

$8,601	$2,774	$10,865	$2,217	$11,550	$2,036	$1,707	$677

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Enterprise Accumulation Trust
	International Growth Subaccount		High Yield Bond Subaccount
	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period August 8, 2000** through December 31, 2000

From operations:

Net investment income	$2,336	$519	$820	$152

Net realized gain (loss) on investments	(1,178)	(129)	(47)	(5)

Net change in unrealized appreciation (depreciation) of investments	(6,782)	(768)	(290)	(318)

Net increase (decrease) in net assets resulting from operations	(5,624)	(378)	483	(171)

From unit transactions:

Net proceeds from the issuance of units	17,902	14,909	1,541	9,116

Net asset value of units redeemed or used to meet contract obligations	(1,581)	(697)	(520)	(289)

Net increase (decrease) from unit transactions	16,321	14,212	1,021	8,827

Net increase (decrease) in net assets	10,697	13,834	1,504	8,656

Net assets beginning of period	13,834	0	8,656	0

Net assets end of period*	$24,531	$13,834	$10,160	$8,656

Unit transactions:

Units outstanding beginning of period	1,641	0	903	0

Units issued during the period	2,656	1,720	153	932

Units redeemed during the period	(250)	(79)	(52)	(29)

Units outstanding end of period	4,047	1,641	1,004	903

* Includes undistributed net investment income of:	$2,855	$519	$972	$152

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust
Growth Subaccount		Growth and Income Subaccount		Small Company Growth Subaccount		Equity Income Subaccount
For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 30, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 14, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period April 10, 2000** through December 31, 2000

$68	$194	$164	$6	$808	$34	$56	$21

(2,634)	(212)	(617)	4	(201)	28	171	24

(2,248)	(945)	(2,117)	(226)	299	(129)	(1,073)	575

(4,814)	(963)	(2,570)	(216)	906	(67)	(846)	620

45,363	34,869	26,778	12,945	19,290	11,855	8,126	14,497

(11,723)	(2,872)	(4,593)	(1,185)	(2,384)	(864)	(9,172)	(776)

33,640	31,997	22,185	11,760	16,906	10,991	(1,046)	13,721

28,826	31,034	19,615	11,544	17,812	10,924	(1,892)	14,341

31,034	0	11,544	0	10,924	0	14,341	0

$59,860	$31,034	$31,159	$11,544	$28,736	$10,924	$12,449	$14,341

3,218	0	1,167	0	1,074	0	1,313	0

5,303	3,517	2,935	1,285	2,140	1,158	839	1,388

(1,396)	(299)	(515)	(118)	(265)	(84)	(870)	(75)

7,125	3,218	3,587	1,167	2,949	1,074	1,282	1,313

$262	$194	$170	$6	$842	$34	$77	$21

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master

	Enterprise Accumulation Trust

	Capital Appreciation Subaccount		Multi-Cap Growth Subaccount
	For the year ended December 31, 2001	For the period January 14, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 14, 2000** through December 31, 2000

From operations:

Net investment income (loss)	$82	$474	$(146)	$(24)

Net realized gain (loss) on investments	(1,204)	(136)	(3,729)	(470)

Net change in unrealized appreciation (depreciation) of investments	(2,724)	(1,158)	(1,686)	(4,191)

Net increase (decrease) in net assets resulting from operations	(3,846)	(820)	(5,561)	(4,685)

From unit transactions:

Net proceeds from the issuance of units	21,985	14,168	44,917	25,784

Net asset value of units redeemed or used to meet contract obligations	(3,056)	(1,242)	(6,053)	(1,407)

Net increase from unit transactions	18,929	12,926	38,864	24,377

Net increase in net assets	15,083	12,106	33,303	19,692

Net assets beginning of period	12,106	0	19,692	0

Net assets end of period*	$27,189	$12,106	$52,995	$19,692

Unit transactions:

Units outstanding beginning of period	1,335	0	2,823	0

Units issued during the period	2,811	1,465	7,402	2,987

Units redeemed during the period	(425)	(130)	(1,044)	(164)

Units outstanding end of period	3,721	1,335	9,181	2,823

* Includes undistributed net investment income (loss) of:	$556	$474	$(170)	$(24)

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Enterprise Accumulation Trust						Fidelity Variable Insurance Products Funds
Balanced Subaccount	Mid-Cap Growth Subaccount	Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount		VIP Growth Subaccount
For the period April 2, 2001** through December 31, 2001	For the period November 21, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 3, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period September 13, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000

$6	$0	$936	$489	$(24)	$45	$1,459	$147

1	0	(2,187)	(62)	(1,078)	(498)	(3,339)	(172)

12	0	(4,494)	(2,975)	(998)	(460)	(5,686)	(863)

19	0	(5,745)	(2,548)	(2,100)	(913)	(7,566)	(888)

434	28	69,752	31,078	12,202	7,427	77,497	9,608

(62)	(14)	(7,098)	(1,938)	(1,622)	(267)	(8,000)	(845)

372	14	62,654	29,140	10,580	7,160	69,497	8,763

391	14	56,909	26,592	8,480	6,247	61,931	7,875

0	0	26,592	0	6,247	0	7,875	0

$391	$14	$83,501	$26,592	$14,727	$6,247	$69,806	$7,875

0	0	2,839	0	717	0	850	0

43	2	8,193	3,033	1,698	746	9,350	931

(6)	(1)	(843)	(194)	(225)	(29)	(1,011)	(81)

37	1	10,189	2,839	2,190	717	9,189	850

$6	$0	$1,425	$489	$21	$45	1,606	$147

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Custom Estate Master
	Fidelity Variable Insurance Products Funds
	VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2001	For the period July 6, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000

From operations:

Net investment income (loss)	$672	$(15)	$(22)	$102

Net realized loss on investments	(855)	(235)	(730)	(33)

Net change in unrealized depreciation of investments	(2,521)	(407)	(392)	(301)

Net increase (decrease) in net assets resulting from operations	(2,704)	(657)	(1,144)	(232)

From unit transactions:

Net proceeds from the issuance of units…	34,282	15,297	16,439	4,853

Net asset value of units redeemed or used to meet contract obligations	(3,472)	(694)	(1,440)	(331)

Net increase from unit transactions	30,810	14,603	14,999	4,522

Net increase in net assets	28,106	13,946	13,855	4,290

Net assets beginning of period	13,946	0	4,290	0

Net assets end of period*	$42,052	$13,946	$18,145	$4,290

Unit transactions:

Units outstanding beginning of period	1,486	0	496	0

Units issued during the period	4,057	1,558	2,154	530

Units redeemed during the period	(411)	(72)	(191)	(34)

Units outstanding end of period	5,132	1,486	2,459	496

* Includes undistributed net investment income (loss) of:	$657	$(15)	$80	$102

**	Commencement of operations

See notes to financial statements.

MONY Custom Estate Master
Janus Aspen Series
Aggressive Growth Subaccount		Balanced Subaccount		Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
For the year ended December 31, 2001	For the period April 7, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period April 7, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period January 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period ended December 31, 2000

$(96)	$909	$713	$215	$454	$103	$131	$837	$33,934	$11,906

(9,172)	(636)	(456)	(23)	(2,907)	(115)	(4,931)	(1,375)	(40,474)	(8,723)

(3,445)	(5,266)	(1,161)	(180)	(5,696)	(2,236)	(5,308)	(3,061)	(63,670)	(24,375)

(12,713)	(4,993)	(904)	12	(8,149)	(2,248)	(10,108)	(3,599)	(70,210)	(21,192)

40,375	18,599	34,764	6,569	45,861	15,710	62,365	28,087	1,050,286	408,705

(5,189)	(1,289)	(4,874)	(454)	(5,894)	(1,216)	(7,786)	(1,593)	(168,577)	(28,363)

35,186	17,310	29,890	6,115	39,967	14,494	54,579	26,494	881,709	380,342

22,473	12,317	28,986	6,127	31,818	12,246	44,471	22,895	811,499	359,150

12,317	0	6,127	0	12,246	0	22,895	0	359,150	0

$34,790	$12,317	$35,113	$6,127	$44,064	$12,246	$67,366	$22,895	$1,170,649	$359,150

2,017	0	608	0	1,653	0	2,643	0

8,696	2,178	3,571	652	6,927	1,798	8,523	2,807

(1,264)	(161)	(508)	(44)	(957)	(145)	(1,100)	(164)

9,449	2,017	3,671	608	7,623	1,653	10,066	2,643

$813	$909	$928	$215	$557	$103	$968	$837	$45,840	$11,906

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master). These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

There are twenty-six MONY Custom Estate Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). Certain subaccounts of MONY Custom Estate Master commenced operations during the year ended December 31, 2000 and the remaining subaccounts commenced operations during the period ended December 31, 2001. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Estate Master Subaccounts for the period ended December 31, 2001 aggregated $116,337.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master Subaccounts. As MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2001, MONY received $371 in aggregate from certain Funds in connection with MONY Custom Estate Master subaccounts.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2001 were as follows:

MONY Custom Estate Master Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Intermediate Term Bond Portfolio	$1,044	$85

Long Term Bond Portfolio	2,514	640

Government Securities Portfolio	5,006	595

Money Market Portfolio	356,503	68,408

Enterprise Accumulation Trust

Equity Portfolio	58,316	8,405

Small Company Value Portfolio	33,678	6,231

Managed Portfolio	17,727	5,124

International Growth Portfolio	17,939	1,693

High Yield Bond Portfolio	1,540	555

Growth Portfolio	48,473	14,999

Growth and Income Portfolio	26,778	4,675

Small Company Growth Portfolio	19,324	2,497

Equity Income Portfolio	8,126	9,222

Capital Appreciation Portfolio	22,021	3,175

Multi-Cap Growth Portfolio	45,755	7,043

Balanced Portfolio	434	62

Mid-Cap Growth Portfolio	36	22

Dreyfus

Dreyfus Stock Index Fund	70,836	8,377

Dreyfus Socially Responsible Growth Fund, Inc.	13,794	3,250

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	79,466	10,144

VIP II Contrafund Portfolio	34,319	3,609

VIP III Growth Opportunities Portfolio	17,538	2,580

Janus Aspen Series

Aggressive Growth Portfolio	43,057	7,973

Balanced Portfolio	34,771	4,969

Capital Appreciation Portfolio	46,357	6,523

Worldwide Growth Portfolio	65,154	10,742

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights:

For a unit outstanding throughout the period ended December 31, 2001:

MONY Custom Estate Master Subaccounts	At December 31, 2001				For the period ended December 31, 2001
	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount (1)	93	$10.52	$1		0.00	%(^)	0.35	%(^)	5.20%

Long Term Bond Subaccount	1,011	11.26	11		5.15		0.35		5.93

Government Securities Subaccount (2)	434	10.41	5		0.60	(^)	0.35	(^)	4.10

Money Market Subaccount	35,225	10.88	383		3.23		0.35		3.52

Enterprise Accumulation Trust

Equity Subaccount	6,726	8.13	55		0.00		0.35		(19.10)

Small Company Value Subaccount	4,236	10.54	45		0.30		0.35		4.88

Managed Subaccount	1,617	8.88	14		2.76		0.35		(11.38)

International Growth Subaccount	4,047	6.06	25		0.71		0.35		(28.11)

High Yield Bond Subaccount	1,004	10.12	10		8.79		0.35		5.53

Growth Subaccount	7,125	8.40	60		0.51		0.35		(12.86)

Growth and Income Subaccount	3,587	8.69	31		1.09		0.35		(12.13)

Small Company Growth Subaccount	2,949	9.74	29		0.00		0.35		(4.23)

Equity Income Subaccount	1,282	9.71	12		0.81		0.35		(11.08)

Capital Appreciation Subaccount	3,721	7.31	27		0.72		0.35		(19.40)

Multi-Cap Growth Subaccount	9,181	5.77	53		0.00		0.35		(17.34)

Balanced Subaccount (1)	37	10.51	0	(^^)	2.77	(^)	0.35	(^)	5.10

Mid-Cap Growth Subaccount (3)	1	10.58	0	(^^)	0.00	(^)	0.35	(^)	5.80

Dreyfus

Dreyfus Stock Index Subaccount	10,189	8.20	84		0.49		0.35		(12.49)

Dreyfus Socially Responsible Growth Subaccount	2,190	6.72	15		0.10		0.35		(22.94)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	9,189	7.60	70		0.00		0.35		(18.02)

VIP II Contrafund Subaccount	5,132	8.19	42		0.56		0.35		(12.69)

VIP III Growth Opportunities Subaccount	2,459	7.38	18		0.17		0.35		(14.78)

Janus Aspen Series

Aggressive Growth Subaccount	9,449	3.68	35		0.00		0.35		(39.67)

Balanced Subaccount	3,671	9.57	35		3.12		0.35		(4.97)

Capital Appreciation Subaccount	7,623	5.78	44		1.57		0.35		(22.00)

Worldwide Growth Subaccount	10,066	6.69	67		0.64		0.35		(22.75)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights: (continued)

recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

(^)	Annualized
(^^)	Amounts round to less than one thousand dollars

(1)	For the period April 2, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period March 14, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period November 21, 2001 (commencement of operations) through December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of MONY Variable Account L — Strategist and MONYEquity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Strategist’s and MONYEquity Master’s Subaccounts of MONY Variable Account L at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Diversified Subaccount	Money Market Subaccount	Total

ASSETS

Shares held in respective Funds	3,558	2,503	688	1,138	7,918	46,063

Investments at cost	$79,424	$49,531	$7,307	$13,604	$125,411	$46,063	$321,340

Investments in respective Funds, at net asset value	$57,278	$40,954	$7,758	$15,231	$87,805	$46,063	$255,089

Amount due from MONY	7	7	0	7	0	2	23

Amount due from respective Funds	123	8	0	8	1,722	3	1,864

Total assets	57,408	40,969	7,758	15,246	89,527	46,068	256,976

LIABILITIES

Amount due to MONY	140	20	2	13	1,748	17	1,940

Amount due to respective Funds	7	7	0	7	0	2	23

Total liabilities	147	27	2	20	1,748	19	1,963

Net assets	$57,261	$40,942	$7,756	$15,226	$87,779	$46,049	$255,013

Net assets consist of:

Contractholders’ net payments	$(27,307)	$5,221	$(4,445)	$(21,865)	$16,742	$16,111	$(15,543)

Undistributed net investment income	99,666	40,497	10,528	29,824	98,544	29,938	308,997

Accumulated net realized gain on investments	7,048	3,801	1,222	5,640	10,099	0	27,810

Net unrealized appreciation (depreciation) of investments	(22,146)	(8,577)	451	1,627	(37,606)	0	(66,251)

Net assets	$57,261	$40,942	$7,756	$15,226	$87,779	$46,049	$255,013

Number of units outstanding*	1,054	815	295	478	2,071	2,246

Net asset value per unit outstanding*	$54.34	$50.21	$26.31	$31.82	$42.39	$20.50

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONYEquity Master
	MONY Series Fund, Inc.				Enterprise Accumulation Trust
	Government Securities Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount

ASSETS

Shares held in respective Funds	19,036	10,606	21,831	503,416	367,499	221,561

Investments at cost	$208,728	$114,219	$274,319	$503,416	$10,147,830	$5,471,084

Investments in respective Funds, at net asset value	$218,149	$119,526	$292,092	$503,416	$6,372,434	$4,340,372

Amount due from MONY	0	0	101	1,281	6,877	5,011

Amount due from respective Funds	35	15	68	135	3,239	2,333

Total assets	218,184	119,541	292,261	504,832	6,382,550	4,347,716

LIABILITIES

Amount due to MONY	115	59	175	321	5,623	3,907

Amount due to respective Funds	0	0	101	1,281	6,877	5,011

Total liabilities	115	59	276	1,602	12,500	8,918

Net assets	$218,069	$119,482	$291,985	$503,230	$6,370,050	$4,338,798

Net assets consist of:

Contractholders’ net payments	$192,755	$105,937	$252,610	$440,544	$7,357,060	$3,643,616

Undistributed net investment income (loss)	16,076	8,828	32,704	62,686	3,575,509	1,919,772

Accumulated net realized gain (loss) on investments	(183)	(590)	(11,102)	0	(787,123)	(93,878)

Net unrealized appreciation (depreciation) of investments	9,421	5,307	17,773	0	(3,775,396)	(1,130,712)

Net assets	$218,069	$119,482	$291,985	$503,230	$6,370,050	$4,338,798

Number of units outstanding*	16,863	9,128	21,528	40,522	532,023	204,616

Net asset value per unit outstanding*	$12.93	$13.09	$13.56	$12.42	$11.97	$21.20

*	Units outstanding have been rounded for presentation purposes.
**	Amounts round to less than one.

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount	Growth and Income Subaccount	Capital Appreciation Subaccount	Balanced Subaccount		Equity Income Subaccount

436,998	270,358	137,761	46,563	103,772	15,628	0	**	430

$11,529,170	$1,797,787	$655,293	$269,304	$641,764	$105,746	$1		$2,060

$8,565,159	$1,170,648	$597,883	$242,595	$561,409	$88,924	$1		$2,160

8,316	60	28	0	0	0	0		0

4,342	736	319	0	0	0	0		0

8,577,817	1,171,444	598,230	242,595	561,409	88,924	1		2,160

7,487	1,160	539	89	205	32	0		1

8,316	60	28	0	0	0	0		0

15,803	1,220	567	89	205	32	0		1

$8,562,014	$1,170,224	$597,663	$242,506	$561,204	$88,892	$1		$2,159

$8,645,920	$1,490,276	$566,796	$313,781	$652,742	$112,086	$208		$2,303

5,095,137	298,152	140,418	3,993	(328)	3,235	32		17

(2,215,032)	8,935	(52,141)	(48,559)	(10,855)	(9,607)	(239)		(261)

(2,964,011)	(627,139)	(57,410)	(26,709)	(80,355)	(16,822)	0		100

$8,562,014	$1,170,224	$597,663	$242,506	$561,204	$88,892	$1		$2,159

631,443	117,820	48,673	28,653	65,041	11,976	0	**	231

$13.56	$9.93	$12.28	$8.46	$8.63	$7.42	$9.18		$9.35

MONY

Variable Account L

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2001

	MONYEquity Master
	Enterprise Accumulation Trust

	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount

ASSETS

Shares held in respective Funds	595	636	469	0	**

Investments at cost	$5,147	$4,898	$3,728	$1

Investments in respective Funds, at net asset value	$5,013	$5,006	$3,598	$1

Amount due from MONY	0	0	0	0

Amount due from respective Funds	0	0	0	0

Total assets	5,013	5,006	3,598	1

LIABILITIES

Amount due to MONY	2	1	1	1

Amount due to respective Funds	0	0	0	0

Total liabilities	2	1	1	1

Net assets	$5,011	$5,005	$3,597	$0	**

Net assets consist of:

Contractholders’ net payments	$5,199	$4,815	$3,752	$1

Undistributed net investment income (loss)	(13)	100	(7)	(1)

Accumulated net realized loss on investments	(41)	(18)	(18)	0

Net unrealized appreciation (depreciation) of investments	(134)	108	(130)	0

Net assets	$5,011	$5,005	$3,597	$0	**

Number of units outstanding*	572	476	379	0	**

Net asset value per unit outstanding*	$8.76	$10.51	$9.49	$10.01

*	Units outstanding have been rounded for presentation purposes.
**	Amounts round to less than one.

See notes to financial statements.

MONYEquity Master
		Fidelity Variable Insurance Products Funds			Janus Aspen Series
Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total

5,350	14	5,988	5,675	122	151	623	12,458	8,359

$174,790	$383	$244,103	$124,687	$1,984	$3,642	$14,614	$335,016	$290,112	$32,923,826

$157,076	$375	$200,481	$113,830	$1,844	$3,325	$14,053	$258,122	$238,564	$24,076,056

0	0	0	0	0	0	0	0	0	21,674

0	0	0	0	0	0	0	0	0	11,222

157,076	375	200,481	113,830	1,844	3,325	14,053	258,122	238,564	24,108,952

56	1	73	41	1	1	5	93	85	20,074

0	0	0	0	0	0	0	0	0	21,674

56	1	73	41	1	1	5	93	85	41,748

$157,020	$374	$200,408	$113,789	$1,843	$3,324	$14,048	$258,029	$238,479	$24,067,204

$181,900	$392	$262,207	$129,243	$2,000	$3,693	$14,356	$356,047	$330,667	$25,070,906

3,083	(1)	10,325	1,768	(7)	(9)	312	2,938	7,718	11,182,437

(10,249)	(9)	(28,502)	(6,365)	(10)	(43)	(59)	(24,062)	(48,358)	(3,338,369)

(17,714)	(8)	(43,622)	(10,857)	(140)	(317)	(561)	(76,894)	(51,548)	(8,847,770)

$157,020	$374	$200,408	$113,789	$1,843	$3,324	$14,048	$258,029	$238,479	$24,067,204

19,709	44	26,701	13,866	199	413	1,435	39,919	38,546

$7.96	$8.57	$7.51	$8.21	$9.27	$8.04	$9.79	$6.46	$6.19

MONY

Variable Account L

STATEMENT OF OPERATIONS

For the year ended December 31, 2001

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount	Equity Income Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount

Dividend income	$0	$745	$404	$800

Distribution from net realized gains	39,765	4,339	0	0

Mortality and expense risk charges	(428)	(261)	(46)	(93)

Net investment income	39,337	4,823	358	707

Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(42,503)	(5,128)	27	140

Net change in unrealized appreciation (depreciation) of investments	(14,629)	(5,340)	194	0

Net realized and unrealized gain (loss) on investments	(57,132)	(10,468)	221	140

Net increase (decrease) in net assets resulting from operations	$(17,795)	$(5,645)	$579	$847

See notes to financial statements.

Strategist			MONYEquity Master
MONY Series Fund, Inc.			MONY Series Fund, Inc.				Enterprise Accumulation Trust
Diversified Subaccount	Money Market Subaccount	Total	Government Securities Subaccount	Intermediate Term Bond Subaccount	Long Term Bond Subaccount	Money Market Subaccount	Equity Subaccount	Small Company Value Subaccount

$1,084	$1,371	$4,404	$8,580	$4,906	$13,289	$15,293	$0	$10,504

25,206	0	69,310	0	0	0	0	1,112,840	1,063,087

(576)	(239)	(1,643)	(1,479)	(760)	(2,024)	(3,192)	(47,028)	(30,559)

25,714	1,132	72,071	7,101	4,146	11,265	12,101	1,065,812	1,043,032

(771)	0	(48,235)	1,848	373	3,331	0	(863,163)	(200,237)

(42,095)	0	(61,870)	1,700	2,572	(686)	0	(1,586,564)	(673,717)

(42,866)	0	(110,105)	3,548	2,945	2,645	0	(2,449,727)	(873,954)

$(17,152)	$1,132	$(38,034)	$10,649	$7,091	$13,910	$12,101	$(1,383,915)	$169,078

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	Managed Subaccount	International Growth Subaccount	High Yield Bond Subaccount	Growth Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001

Dividend income	$186,893	$8,316	$50,265	$1,010

Distribution from net realized gains	447,182	128,816	0	0

Mortality and expense risk charges	(64,039)	(9,119)	(4,258)	(1,585)

Net investment income (loss)	570,036	128,013	46,007	(575)

Realized and unrealized gain (loss) on investments:

Net realized loss on investments	(1,347,132)	(98,675)	(18,199)	(4,515)

Net change in unrealized appreciation (depreciation) of investments	(296,366)	(445,255)	(1,547)	(22,821)

Net realized and unrealized gain (loss) on investments	(1,643,498)	(543,930)	(19,746)	(27,336)

Net increase (decrease) in net assets resulting from operations	$(1,073,462)	$(415,917)	$26,261	$(27,911)

**	Commencement of operations.

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

MONYEquity Master
Enterprise Accumulation Trust

Growth and Income Subaccount	Capital Appreciation Subaccount	Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount	Mid-Cap Growth Subaccount	Worldwide Growth Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2001	For the period May 4, 2001** through December 31, 2001	For the period June 19, 2001** through December 31, 2001	For the period May 18, 2001** through December 31, 2001	For the period August 8, 2001** through December 31, 2001	For the period August 8, 2001** through December 31, 2001	For the period June 13, 2001** through December 31, 2001

$4,977	$588	$39	$31	$0	$0	$0	$0

0	0	0	0	0	108	0	0

(4,208)	(634)	(7)	(14)	(13)	(8)	(7)	(1)

769	(46)	32	17	(13)	100	(7)	(1)

(10,658)	(9,362)	(239)	(261)	(41)	(18)	(18)	0

(65,635)	(9,232)	0	100	(134)	108	(130)	0

(76,293)	(18,594)	(239)	(161)	(175)	90	(148)	0

$(75,524)	$(18,640)	$(207)	$(144)	$(188)	$190	$(155)	$(1)

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	MONYEquity Master
			Fidelity Variable Insurance Products Funds
	Dreyfus Stock Index Subaccount	Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount	VIP II Contrafund Subaccount	VIP III Growth Opportunities Subaccount
	For the year ended December 31, 2001	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the period May 15, 2001** through December 31, 2001

Dividend income	$650	$0	$0	$543	$0

Distribution from net realized gains	1,684	0	12,260	2,172	0

Mortality and expense risk charges	(958)	(1)	(1,393)	(692)	(7)

Net investment income (loss)	1,376	(1)	10,867	2,023	(7)

Realized and unrealized loss on investments:

Net realized loss on investments	(9,710)	(9)	(28,799)	(6,246)	(10)

Net change in unrealized depreciation of investments	(8,258)	(8)	(18,560)	(7,106)	(140)

Net realized and unrealized loss on investments	(17,968)	(17)	(47,359)	(13,352)	(150)

Net decrease in net assets resulting from operations	$(16,592)	$(18)	$(36,492)	$(11,329)	$(157)

**	Commencement of operations.

See notes to financial statements.

MONYEquity Master

Janus Aspen Series

Aggressive Growth Subaccount	Balanced Subaccount	Capital Appreciation Subaccount	Worldwide Growth Subaccount	Total
For the period May 15, 2001** through December 31, 2001	For the period June 13, 2001** through December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001	For the year ended December 31, 2001

$0	$368	$3,159	$1,160	$310,571

0	0	0	0	2,768,149

(9)	(56)	(1,773)	(1,629)	(175,453)

(9)	312	1,386	(469)	2,903,267

(43)	(59)	(23,108)	(45,597)	(2,660,547)

(317)	(561)	(36,977)	(9,729)	(3,179,263)

(360)	(620)	(60,085)	(55,326)	(5,839,810)

$(369)	$(308)	$(58,699)	$(55,795)	$(2,936,543)

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	Strategist
	MONY Series Fund, Inc.
	Equity Growth Subaccount		Equity Income Subaccount		Intermediate Term Bond Subaccount
	2001	2000	2001	2000	2001	2000

From operations:

Net investment income	$39,337	$25,674	$4,823	$7,622	$358	$392

Net realized gain (loss) on investments	(42,503)	7,207	(5,128)	(4,520)	27	12

Net change in unrealized appreciation (depreciation) of investments	(14,629)	(42,699)	(5,340)	(787)	194	108

Net increase (decrease) in net assets resulting from operations	(17,795)	(9,818)	(5,645)	2,315	579	512

From unit transactions:

Net proceeds from the issuance of units.	10,837	9,102	9,400	8,068	407	407

Net asset value of units redeemed or used to meet contract obligations	(37,289)	(19,117)	(9,050)	(13,604)	(684)	(655)

Net increase (decrease) from unit transactions	(26,452)	(10,015)	350	(5,536)	(277)	(248)

Net increase (decrease) in net assets	(44,247)	(19,833)	(5,295)	(3,221)	302	264

Net assets beginning of year	101,508	121,341	46,237	49,458	7,454	7,190

Net assets end of year*	$57,261	$101,508	$40,942	$46,237	$7,756	$7,454

Unit transactions:

Units outstanding beginning of year	1,498	1,629	815	919	306	316

Units issued during the year	189	126	185	157	16	18

Units redeemed during the year	(633)	(257)	(185)	(261)	(27)	(28)

Units outstanding end of year	1,054	1,498	815	815	295	306

* Includes undistributed net investment income of:	$99,666	$60,329	$40,497	$35,674	$10,528	$10,170

See notes to financial statements.

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended December 31,

	Strategist
	MONY Series Fund, Inc.
	Long Term Bond Subaccount		Diversified Subaccount		Money Market Subaccount		Total
	2001	2000	2001	2000	2001	2000	2001	2000

From operations:

Net investment income	$707	$892	$25,714	$18,903	$1,132	$1,204	$72,071	$54,687

Net realized gain (loss) on investments	140	42	(771)	1,306	0	0	(48,235)	4,047

Net change in unrealized appreciation (depreciation) of investments	0	1,085	(42,095)	(28,524)	0	0	(61,870)	(70,817)

Net increase (decrease) in net assets resulting from operations	847	2,019	(17,152)	(8,315)	1,132	1,204	(38,034)	(12,083)

From unit transactions:

Net proceeds from the issuance of units	695	662	1,816	1,816	26,387	225	49,542	20,280

Net asset value of units redeemed or used to meet contract obligations	(1,469)	(1,395)	(4,976)	(3,147)	(3,158)	(3,045)	(56,626)	(40,963)

Net increase (decrease) from unit transactions	(774)	(733)	(3,160)	(1,331)	23,229	(2,820)	(7,084)	(20,683)

Net increase (decrease) in net assets	73	1,286	(20,312)	(9,646)	24,361	(1,616)	(45,118)	(32,766)

Net assets beginning of year	15,153	13,867	108,091	117,737	21,688	23,304	300,131	332,897

Net assets end of year*	$15,226	$15,153	$87,779	$108,091	$46,049	$21,688	$255,013	$300,131

Unit transactions:

Units outstanding beginning of year	503	529	2,144	2,169	1,091	1,237

Units issued during the year	22	24	41	34	1,312	12

Units redeemed during the year	(47)	(50)	(114)	(59)	(157)	(158)

Units outstanding end of year	478	503	2,071	2,144	2,246	1,091

* Includes undistributed net investment income of:	$29,824	$29,117	$98,544	$72,830	$29,938	$28,806	$308,997	$236,926

See notes to financial statements.

MONYEquity Master
MONY Series Fund, Inc.
Government Securities Subaccount		Intermediate Term Bond Subaccount		Long Term Bond Subaccount		Money Market Subaccount
2001	2000	2001	2000	2001	2000	2001	2000

$7,101	$6,723	$4,146	$3,492	$11,265	$11,033	$12,101	$18,236

1,848	(2,432)	373	(1,282)	3,331	(13,149)	0	0

1,700	8,747	2,572	3,205	(686)	30,688	0	0

10,649	13,038	7,091	5,415	13,910	28,572	12,101	18,236

80,538	95,228	41,738	58,601	86,596	90,649	227,921	813,712

(43,706)	(62,590)	(15,441)	(18,396)	(52,289)	(40,413)	(110,374)	(958,404)

36,832	32,638	26,297	40,205	34,307	50,236	117,547	(144,692)

47,481	45,676	33,388	45,620	48,217	78,808	129,648	(126,456)

170,588	124,912	86,094	40,474	243,768	164,960	373,582	500,038

$218,069	$170,588	$119,482	$86,094	$291,985	$243,768	$503,230	$373,582

13,956	11,129	7,085	3,569	18,963	14,728	30,993	43,698

6,354	8,301	3,258	5,116	6,605	7,682	18,556	69,880

(3,447)	(5,474)	(1,215)	(1,600)	(4,040)	(3,447)	(9,027)	(82,585)

16,863	13,956	9,128	7,085	21,528	18,963	40,522	30,993

$16,076	$8,975	$8,828	$4,682	$32,704	$21,439	$62,686	$50,585

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	Equity Subaccount		Small Company Value Subaccount		Managed Subaccount
	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

From operations:

Net investment income (loss)	$1,065,812	$1,968,620	$1,043,032	$652,884	$570,036	$2,809,371

Net realized gain (loss) on investments	(863,163)	35,077	(200,237)	89,030	(1,347,132)	(852,352)

Net change in unrealized depreciation of investments	(1,586,564)	(2,557,368)	(673,717)	(677,429)	(296,366)	(1,901,207)

Net increase (decrease) in net assets resulting from operations	(1,383,915)	(553,671)	169,078	64,485	(1,073,462)	55,812

From unit transactions:

Net proceeds from the issuance of units	1,703,994	2,597,938	1,037,221	1,558,529	2,046,956	2,866,619

Net asset value of units redeemed or used to meet contract obligations	(969,103)	(1,243,143)	(572,189)	(710,983)	(1,270,158)	(2,636,000)

Net increase from unit transactions	734,891	1,354,795	465,032	847,546	776,798	230,619

Net increase (decrease) in net assets	(649,024)	801,124	634,110	912,031	(296,664)	286,431

Net assets beginning of period	7,019,074	6,217,950	3,704,688	2,792,657	8,858,678	8,572,247

Net assets end of period*	$6,370,050	$7,019,074	$4,338,798	$3,704,688	$8,562,014	$8,858,678

Unit transactions:

Units outstanding beginning of period	472,274	393,602	182,442	139,911	575,976	561,265

Units issued during the period	139,694	150,855	50,013	78,023	146,154	191,987

Units redeemed during the period	(79,945)	(72,183)	(27,839)	(35,492)	(90,687)	(177,276)

Units outstanding end of period	532,023	472,274	204,616	182,442	631,443	575,976

* Includes undistributed net investment income (loss) of:	$3,575,509	$2,509,697	$1,919,772	$876,740	$5,095,137	$4,525,101

**	Commencement of operations

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust
International Growth Subaccount		High Yield Bond Subaccount		Growth Subaccount		Growth and Income Subaccount
For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000

$128,013	$123,699	$46,007	$42,778	$(575)	$4,568	$769	$(1,097)

(98,675)	44,665	(18,199)	(25,732)	(4,515)	(44,044)	(10,658)	(197)

(445,255)	(436,907)	(1,547)	(33,467)	(22,821)	(3,888)	(65,635)	(14,720)

(415,917)	(268,543)	26,261	(16,421)	(27,911)	(43,364)	(75,524)	(16,014)

432,230	732,612	145,404	224,131	81,619	791,837	131,912	610,914

(234,412)	(337,855)	(82,820)	(152,327)	(19,913)	(539,762)	(71,399)	(18,685)

197,818	394,757	62,584	71,804	61,706	252,075	60,513	592,229

(218,099)	126,214	88,845	55,383	33,795	208,711	(15,011)	576,215

1,388,323	1,262,109	508,818	453,435	208,711	0	576,215	0

$1,170,224	$1,388,323	$597,663	$508,818	$242,506	$208,711	$561,204	$576,215

100,108	74,758	43,551	37,549	21,398	0	58,400	0

39,323	48,113	12,128	18,734	9,662	78,119	14,623	60,269

(21,611)	(22,763)	(7,006)	(12,732)	(2,407)	(56,721)	(7,982)	(1,869)

117,820	100,108	48,673	43,551	28,653	21,398	65,041	58,400

$298,152	$170,139	$140,418	$94,411	$3,993	$4,568	$(328)	$(1,097)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Enterprise Accumulation Trust
	Capital Appreciation Subaccount		Balanced Subaccount	Equity Income Subaccount	Multi-Cap Growth Subaccount	Small Company Growth Subaccount
	For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000	For the period May 4, 2001** through December 31, 2001	For the period June 19, 2001** through December 31, 2001	For the period May 18, 2001** through December 31, 2001	For the period August 8, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$(46)	$3,281	$32	$17	$(13)	$100

Net realized gain (loss) on investments	(9,362)	(245)	(239)	(261)	(41)	(18)

Net change in unrealized appreciation (depreciation) of investments	(9,232)	(7,590)	0	100	(134)	108

Net increase (decrease) in net assets resulting from operations	(18,640)	(4,554)	(207)	(144)	(188)	190

From unit transactions:

Net proceeds from the issuance of units	49,649	98,634	2,610	5,300	5,378	4,941

Net asset value of units redeemed or used to meet contract obligations	(27,711)	(8,486)	(2,402)	(2,997)	(179)	(126)

Net increase from unit transactions	21,938	90,148	208	2,303	5,199	4,815

Net increase in net assets	3,298	85,594	1	2,159	5,011	5,005

Net assets beginning of period	85,594	0	0	0	0	0

Net assets end of period*	$88,892	$85,594	$1	$2,159	$5,011	$5,005

Unit transactions:

Units outstanding beginning of period	9,254	0	0	0	0	0

Units issued during the period	6,340	10,125	263	556	594	490

Units redeemed during the period	(3,618)	(871)	(263)	(325)	(22)	(14)

Units outstanding end of period	11,976	9,254	0 ***	231	572	476

* Includes undistributed net investment income (loss) of:	$3,235	$3,281	$32	$17	$(13)	$100

** Commencement of operations *** Amounts round to less than one

See notes to financial statements.

MONYEquity Master
Enterprise Accumulation Trust						Fidelity Variable Insurance Products Funds
Mid-Cap Growth Subaccount	Worldwide Growth Subaccount		Dreyfus Stock Index Subaccount		Dreyfus Socially Responsible Growth Subaccount	VIP Growth Subaccount
For the period August 8, 2001** through December 31, 2001	For the period June 13, 2001** through December 31, 2001		For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000	For the period May 15, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 11, 2000** through December 31, 2000

$(7)	$(1)		$1,376	$1,707	$(1)	$10,867	$(542)

(18)	0		(9,710)	(539)	(9)	(28,799)	297

(130)	0		(8,258)	(9,456)	(8)	(18,560)	(25,062)

(155)	(1)		(16,592)	(8,288)	(18)	(36,492)	(25,307)

3,876	1		103,848	121,260	469	109,238	222,452

(124)	0		(35,305)	(7,903)	(77)	(54,494)	(14,989)

3,752	1		68,543	113,357	392	54,744	207,463

3,597	0	***	51,951	105,069	374	18,252	182,156

0	0		105,069	0	0	182,156	0

$3,597	$0	***	$157,020	$105,069	$374	$200,408	$182,156

0	0		11,492	0	0	19,810	0

393	0	***	12,533	12,300	53	13,854	21,273

(14)	0		(4,316)	(808)	(9)	(6,963)	(1,463)

379	0	***	19,709	11,492	44	26,701	19,810

$(7)	$(1)		$3,083	$1,707	$(1)	$10,325	$(542)

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONYEquity Master
	Fidelity Variable Insurance Products Funds			Janus Aspen Series
	VIP II Contrafund Subaccount		VIP III Growth Opportunities Subaccount	Aggressive Growth Subaccount

	For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000	For the period May 15, 2001** through December 31, 2001	For the period May 15, 2001** through December 31, 2001

From operations:

Net investment income (loss)	$2,023	$(255)	$(7)	$(9)

Net realized loss on investments	(6,246)	(119)	(10)	(43)

Net change in unrealized depreciation of investments	(7,106)	(3,751)	(140)	(317)

Net decrease in net assets resulting from operations	(11,329)	(4,125)	(157)	(369)

From unit transactions:

Net proceeds from the issuance of units	66,691	92,416	2,088	3,879

Net asset value of units redeemed or used to meet contract obligations	(23,568)	(6,296)	(88)	(186)

Net increase from unit transactions	43,123	86,120	2,000	3,693

Net increase in net assets	31,794	81,995	1,843	3,324

Net assets beginning of period	81,995	0	0	0

Net assets end of period*	$113,789	$81,995	$1,843	$3,324

Unit transactions:

Units outstanding beginning of period	8,689	0	0	0

Units issued during the period	8,027	9,334	208	437

Units redeemed during the period	(2,850)	(645)	(9)	(24)

Units outstanding end of period	13,866	8,689	199	413

* Includes undistributed net investment income (loss) of:	$1,768	$(255)	$(7)	$(9)

**	Commencement of operations

See notes to financial statements.

MONYEquity Master

Janus Aspen Series
Balanced Subaccount	Capital Appreciation Subaccount		Worldwide Growth Subaccount		Total
For the period June 13, 2001** through December 31, 2001	For the year ended December 31, 2001	For the period May 4, 2000** through December 31, 2000	For the year ended December 31, 2001	For the period May 2, 2000** through December 31, 2000	For the year ended December 31, 2001	For the year ended December 31, 2000

$312	$1,386	$1,552	$(469)	$8,187	$2,903,267	$5,654,237

(59)	(23,108)	(954)	(45,597)	(2,761)	(2,660,547)	(774,737)

(561)	(36,977)	(39,917)	(9,729)	(41,819)	(3,179,263)	(5,709,941)

(308)	(58,699)	(39,319)	(55,795)	(36,393)	(2,936,543)	(830,441)

14,889	126,828	299,970	150,378	265,449	6,666,192	11,540,951

(533)	(50,973)	(19,778)	(68,469)	(16,691)	(3,709,036)	(6,792,701)

14,356	75,855	280,192	81,909	248,758	2,957,156	4,748,250

14,048	17,156	240,873	26,114	212,365	20,613	3,917,809

0	240,873	0	212,365	0	24,046,591	20,128,782

$14,048	$258,029	$240,873	$238,479	$212,365	$24,067,204	$24,046,591

0	28,955	0	26,409	0

1,491	18,374	31,067	22,493	28,254

(56)	(7,410)	(2,112)	(10,356)	(1,845)

1,435	39,919	28,955	38,546	26,409

$312	$2,938	$1,552	$7,718	$8,187	$11,182,437	$8,279,170

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used only to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist) and Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master). These policies are issued by MONY. For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

There are currently six Strategist subaccounts and twenty-seven MONYEquity Master subaccounts within the Variable Account each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Related Party Transactions:

MONY is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes from all Strategist and MONYEquity Master subaccounts for the period ended December 31, 2001 aggregated $2,939,342.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2001, MONY received $1,736 in aggregate from certain Funds in connection with Strategist and MONYEquity Master subaccounts.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2001 were as follows:

Strategist Subaccounts	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

MONY Series Fund, Inc.

Equity Growth Portfolio	$12,238	$39,124

Equity Income Portfolio	10,350	10,259

Intermediate Term Bond Portfolio	407	730

Long Term Bond Portfolio	708	1,574

Diversified Portfolio	1,815	5,550

Money Market Portfolio	26,406	3,407

MONYEquity Master

MONY Series Fund, Inc.

Government Securities Portfolio	85,513	50,129

Intermediate Term Bond Portfolio	43,741	18,185

Long Term Bond Portfolio	91,385	59,065

Money Market Portfolio	230,323	115,888

Enterprise Accumulation Trust

Equity Portfolio	1,753,946	1,065,700

Small Company Value Portfolio	1,073,856	638,842

Managed Portfolio	2,118,159	1,404,745

International Growth Portfolio	444,264	255,530

High Yield Bond Portfolio	153,164	94,765

Growth Portfolio	82,504	22,352

Growth and Income Portfolio	132,772	76,425

Capital Appreciation Portfolio	51,811	30,499

Balanced Portfolio	2,631	2,430

Equity Income Portfolio	5,299	3,009

Multi-Cap Growth Portfolio	5,389	201

Small Company Growth Portfolio	4,952	144

Mid-Cap Growth Portfolio	3,876	130

Worldwide Growth Portfolio	5,936	5,935

Dreyfus

Dreyfus Stock Index Fund	105,958	38,346

Dreyfus Socially Responsible Growth Fund, Inc.	490	98

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Transactions: (continued)

MONYEquity Master	Cost of Shares Acquired (Excludes Reinvestments)	Proceeds from Shares Redeemed

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio	$115,349	$61,976

VIP II Contrafund Portfolio	68,918	26,467

VIP III Growth Opportunities Portfolio	2,088	94

Janus Aspen Series

Aggressive Growth Portfolio	3,898	213

Balanced Portfolio	28,855	14,550

Capital Appreciation Portfolio	128,140	54,034

Worldwide Growth Portfolio	162,650	82,345

5.  Financial Highlights

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,054	$54.34	$57	0.00%	0.60%	(19.79)%

Equity Income Subaccount	815	50.21	41	1.71	0.60	(11.52)

Intermediate Term Bond Subaccount	295	26.31	8	5.27	0.60	7.87

Long Term Bond Subaccount	478	31.82	15	5.16	0.60	5.68

Diversified Subaccount	2,071	42.39	88	1.13	0.60	(15.93)

Money Market Subaccount	2,246	20.50	46	3.44	0.60	3.17

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Subaccount	16,863	12.93	218	4.35	0.75	5.81

Intermediate Term Bond Subaccount	9,128	13.09	119	4.84	0.75	7.74

Long Term Bond Subaccount	21,528	13.56	292	4.92	0.75	5.53

Money Market Subaccount	40,522	12.42	503	3.59	0.75	3.07

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5. Financial Highlights: (continued)	At December 31, 2001					For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units		Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

Enterprise Accumulation Trust

Equity Subaccount	532,023		$11.97	$6,370		0.00%		0.75%		(19.45)%

Small Company Value Subaccount	204,616		21.20	4,339		0.26		0.75		4.33

Managed Subaccount	631,443		13.56	8,562		2.19		0.75		(11.83)

International Growth Subaccount	117,820		9.93	1,170		0.68		0.75		(28.41)

High Yield Bond Subaccount	48,673		12.28	598		8.85		0.75		5.14

Growth Subaccount	28,653		8.46	243		0.48		0.75		(13.23)

Growth and Income Subaccount	65,041		8.63	561		0.89		0.75		(12.56)

Capital Appreciation Subaccount	11,976		7.42	89		0.70		0.75		(19.78)

Balanced Subaccount (1)	0	(^^)	9.18	0	(^^^)	4.18	(^)	0.75	(^)	(8.20)

Equity Income Subaccount (2)	231		9.35	2		1.66	(^)	0.75	(^)	(6.50)

Multi-Cap Growth Subaccount (3)	572		8.76	5		0.00	(^)	0.75	(^)	(12.40)

Small Company Growth Subaccount (4)	476		10.51	5		0.00	(^)	0.75	(^)	5.10

Mid-Cap Growth Subaccount (4)	379		9.49	4		0.00	(^)	0.75	(^)	(5.10)

Worldwide Growth Subaccount (5)	0	(^^)	10.01	0	(^^^)	0.00	(^)	0.75	(^)	0.10

Dreyfus

Dreyfus Stock Index Subaccount	19,709		7.96	157		0.51		0.75		(12.91)

Dreyfus Socially Responsible Growth Subaccount (6)	44		8.57	0	(^^^)	0.00	(^)	0.75	(^)	(14.30)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	26,701		7.51	200		0.00		0.75		(18.37)

VIP II Contrafund Subaccount	13,866		8.21	114		0.59		0.75		(13.03)

VIP III Growth Opportunities Subaccount (6)	199		9.27	2		0.00	(^)	0.75	(^)	(7.30)

Janus Aspen Series

Aggressive Growth Subaccount (6)	413		8.04	3		0.00	(^)	0.75	(^)	(19.60)

Balanced Subaccount (5)	1,435		9.79	14		4.93	(^)	0.75	(^)	(2.10)

Capital Appreciation Subaccount	39,919		6.46	258		1.34		0.75		(22.36)

Worldwide Growth Subaccount	38,546		6.19	238		0.53		0.75		(23.01)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.    Financial Highlights: (continued)

***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(^^)	Amounts round to less than one
(^^^)	Amounts round to less than one thousand dollars
(1)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 19, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 18, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period August 8, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 13, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

Report of Independent Accountants

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of Subaccounts of MONY Variable Account L

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY Variable Account L at December 31, 2001, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2002

MONY

Variable Account L

COMBINED STATEMENT OF ASSETS & LIABILITIES

December 31, 2001

ASSETS

Investments at cost	$42,926,621

Investments in Funds, at net asset value	$33,475,266

Amounts due from MONY	59,513

Amounts due from Funds	22,838

Total assets	33,557,617

LIABILITIES

Amounts due to MONY	33,296

Amounts due to Funds	59,513

Total liabilities	92,809

Net assets	$33,464,808

Net assets consist of:

Contractholders' net payments	$35,027,747

Undistributed net investment income	11,799,967

Accumulated net realized loss on investments	(3,911,551)

Net unrealized depreciation of investments	(9,451,355)

Net assets	$33,464,808

See notes to combined financial statements.

MONY

Variable Account L

COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2001

Dividend income	$382,920

Distributions from net realized gains	3,045,967

Mortality and expense risk charges	(197,413)

Net investment income	3,231,474

Realized and unrealized loss on investments:

Net realized loss on investments	(3,270,716)

Net change in unrealized depreciation of investments	(3,560,698)

Net realized and unrealized loss on investments	(6,831,414)

Net decrease in net assets resulting from operations	$(3,599,940)

See notes to combined financial statements.

MONY

Variable Account L

COMBINED STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31,

	2001	2000

From operations:

Net investment income	$3,231,474	$5,761,321

Net realized loss on investments	(3,270,716)	(809,748)

Net change in unrealized depreciation of investments	(3,560,698)	(5,998,527)

Net decrease in net assets resulting from operations	(3,599,940)	(1,046,954)

From unit transactions:

Net proceeds from the issuance of units of subaccounts	15,851,567	15,167,354

Net asset value of units redeemed or used to meet contract obligations of subaccounts	(5,925,950)	(7,442,948)

Net increase from unit transactions of subaccounts	9,925,617	7,724,406

Net increase in net assets	6,325,677	6,677,452

Net assets beginning of year	27,139,131	20,461,679

Net assets end of year*	$33,464,808	$27,139,131

* Includes undistributed net investment income of:	$11,799,967	$8,568,493

See notes to combined financial statements.

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY’s other assets and, at present, is used only to support Flexible Premium Variable Life Insurance policies (Strategist) and Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master) (collectively, the “Variable Life Insurance Policies”). These policies are issued by MONY. For presentation purposes, the information related to all Variable Life Insurance Policies issued under the Variable Account are presented for the Variable Account as a whole.

There are currently twenty-seven MONYEquity Master subaccounts, six Strategist subaccounts, twenty-eight MONY Custom Equity Master subaccounts and twenty-six MONY Custom Estate Master subaccounts within the Variable Account (each hereafter referred to as a “subaccount”). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the “Funds”). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Life Insurance Policies which are presented on pages before these combined financial statements.

2.  Significant Accounting Policies:

The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment held by each subaccount in the shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2001 by all of the subaccounts within the Variable Account have been aggregated.

Investment Transactions and Investment Income:

Investments made by the subacccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies: (continued)

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY is the legal owner of the assets of the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2001, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $4,704,718.

MONY receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from 0.35% to 0.75% of the average daily net assets of each of the respective subaccounts within the Variable Account. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2001, MONY received $4,672 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4.  Other:

At December 31, 2001, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	$189,463

Long Term Bond Subaccount	378,761

Government Securities Subaccount	307,573

Money Market Subaccount	2,233,395

Equity Growth Subaccount	57,261

Equity Income Subaccount	40,942

Diversified Subaccount	87,779

MONY

Variable Account L

NOTES TO COMBINED FINANCIAL STATEMENTS (continued)

4.  Other: (continued)

Enterprise Accumulation Trust

Equity Subaccount	$7,068,216

Small Company Value Subaccount	4,638,084

Managed Subaccount	8,868,405

International Growth Subaccount	1,287,365

High Yield Bond Subaccount	687,891

Growth Subaccount	896,796

Growth and Income Subaccount	1,068,135

Small Company Growth Subaccount	320,316

Equity Income Subaccount	101,233

Capital Appreciation Subaccount	373,458

Multi-Cap Growth Subaccount	443,405

Balanced Subaccount	61,101

Emerging Countries Subaccount	1,631

Worldwide Growth Subaccount	4,070

Mid-Cap Growth Subaccount	15,378

Dreyfus

Dreyfus Stock Index Subaccount	885,986

Dreyfus Socially Responsible Growth Subaccount	97,794

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	693,634

VIP II Contrafund Subaccount	472,407

VIP III Growth Opportunities Subaccount	83,352

Janus Aspen Series

Aggressive Growth Subaccount	439,413

Balanced Subaccount	297,810

Capital Appreciation Subaccount	603,215

Worldwide Growth Subaccount	760,539

Total Net Assets—Combined Variable Account L	$33,464,808

During the year ended December 31, 2001, the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all of the subaccounts within the Variable Account were $17,522,350 and $7,792,102, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the “Company”) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, the Company changed its method of accounting for intangible and long-lived assets in 2002.

PricewaterhouseCoopers LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 18, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)

ASSETS

Investments:

Fixed maturity securities available-for-sale, at fair value (Note 6)	$8,396.3	$7,828.2

Fixed maturity securities, trading (Note 6)	78.3	—

Equity securities available-for-sale, at fair value (Note 6)	251.7	247.7

Mortgage loans on real estate (Note 8)	1,782.4	1,877.4

Policy loans	1,180.0	1,212.5

Real estate to be disposed of	—	26.8

Real estate held for investment	174.1	180.2

Other invested assets	99.5	97.3

	$11,962.3	$11,470.1

Cash and cash equivalents	350.8	223.7

Accrued investment income	204.4	204.0

Amounts due from reinsurers	605.0	695.2

Deferred policy acquisition costs (Note 10)	1,325.4	1,226.4

Other assets	542.2	535.9

Separate account assets	4,854.9	4,140.6

Total assets	$19,845.0	$18,495.9

LIABILITIES AND SHAREHOLDERS’ EQUITY

Future policy benefits	$8,041.5	$7,949.9

Policyholders’ account balances	3,265.8	2,779.7

Other policyholders’ liabilities	268.0	289.2

Amounts due to reinsurers	71.7	67.7

Accounts payable and other liabilities	768.6	735.8

Long term debt (Note 16)	216.9	216.9

Current federal income taxes payable	142.4	106.1

Deferred federal income taxes	179.2	239.1

Separate account liabilities	4,851.9	4,137.6

Total liabilities	$17,806.0	$16,522.0

Commitments and contingencies (Note 18)

Common stock, $1.00 par value; 2.5 million shares authorized; 2.5 million shares issued and outstanding at December 31, 2003 and 2002, respectively	2.5	2.5

Capital in excess of par	1,796.7	1,753.6

Retained earnings	169.0	137.8

Accumulated other comprehensive income	70.8	80.0

Total shareholders’ equity	2,039.0	1,973.9

Total liabilities and shareholders’ equity	$19,845.0	$18,495.9

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees	210.9	200.5	207.2

Net investment income (Note 5)	724.2	725.4	676.9

Net realized gains/(losses) on investments (Note 5)	46.4	(151.1)	(12.3)

Group Pension Profits (Note 13)	—	82.3	30.7

Other income	226.6	169.3	189.1

	1,913.3	1,716.8	1,786.9

Benefits and expenses:

Benefits to policyholders	841.5	803.1	814.7

Interest credited to policyholders’ account balances	139.4	119.3	110.5

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Dividends to policyholders	224.3	188.0	236.6

Other operating costs and expenses	517.3	459.4	519.4

	1,842.5	1,725.9	1,840.0

Income/(loss) from continuing operations before income taxes	70.8	(9.1)	(53.1)

Income tax expense/(benefit)	20.5	(6.0)	(19.1)

Income/(loss) from continuing operations	50.3	(3.1)	(34.0)

Discontinued operations: income/(loss) from real estate to be disposed of, net of income tax expense/(benefit) of $3.1 million and ($1.4) million for the years ended December 31, 2003 and 2002, respectively.	5.9	(2.5)	—

Net income/(loss)	56.2	(5.6)	(34.0)

Other comprehensive (loss)/income, net (Note 5)	(9.2)	41.9	25.1

Comprehensive income/(loss)	$47.0	$36.3	$(8.9)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002, and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
	($ in millions)

Balance, December 31, 2000	$2.5	$1,628.6	$382.4	$13.0	$2,026.5

Dividends			(115.0)		(115.0)

Comprehensive income:

Net loss			(34.0)		(34.0)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				36.6	36.6

Minimum pension liability adjustment				(11.5)	(11.5)

Other comprehensive income				25.1	25.1

Comprehensive Loss					(8.9)

Balance, December 31, 2001	$2.5	$1,628.6	$233.4	$38.1	$1,902.6

Dividends			(90.0)		(90.0)

Capital Contribution		125.0			125.0

Comprehensive income:

Net loss			(5.6)		(5.6)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				43.8	43.8

Minimum pension liability adjustment				(1.9)	(1.9)

Other Comprehensive Income				41.9	41.9

Comprehensive Income					36.3

Balance, December 31, 2002	$2.5	$1,753.6	$137.8	$80.0	$1,973.9

Unamortized restricted stock compensation		3.1			3.1

Dividends			(25.0)		(25.0)

Capital Contribution		40.0			40.0

Comprehensive income:

Net income			56.2		56.2

Other comprehensive income:

Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(10.4)	(10.4)

Minimum pension liability adjustment				1.2	1.2

Other Comprehensive Loss				(9.2)	(9.2)

Comprehensive income					47.0

Balance, December 31, 2003	$2.5	$1,796.7	$169.0	$70.8	$2,039.0

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from operating activities (Note 4):

Net income/(loss)	$56.2	$(5.6)	$(34.0)

Adjustments to reconcile net income/(loss) income to net cash provided by operating activities:

Interest credited to policyholders’ account balances	119.7	103.1	92.0

Universal life and investment-type product policy fee income	(117.2)	(112.4)	(117.8)

Capitalization of deferred policy acquisition costs	(233.7)	(213.1)	(194.5)

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Provision for depreciation and amortization	35.7	36.5	64.9

Provision for deferred federal income taxes	(44.6)	31.6	(6.4)

Net realized losses (gains) on investments	(46.4)	151.1	12.3

Non-cash distributions from investments	5.6	(14.9)	52.9

Change in other assets and accounts payable and other liabilities	110.2	(142.2)	(55.1)

Change in future policy benefits	91.6	79.9	75.5

Change in other policyholders’ liabilities	(21.3)	8.1	(14.8)

Change in current federal income taxes payable	36.3	(3.0)	(12.2)

(Income)/loss on discontinued real estate operations	(9.0)	3.9	—

Net cash provided by operating activities	$103.1	$79.1	$21.6

Cash flows from investing activities:

Sales, maturities or repayments of:

Fixed maturity securities	$1,864.8	$1,161.3	$1,275.7

Equity securities	50.2	11.1	39.9

Mortgage loans on real estate	538.8	423.2	341.6

Policy loans, net	32.6	16.4	35.7

Other invested assets	82.3	39.3	57.9

Acquisitions of investments:

Fixed maturity securities	(2,499.4)	(1,722.7)	(1,398.0)

Equity securities	(42.3)	(28.5)	(51.4)

Mortgage loans on real estate	(423.5)	(503.4)	(405.3)

Property & equipment, net	(24.3)	(25.5)	(41.2)

Other invested assets	(53.8)	(18.5)	(127.5)

Net cash used in investing activities	$(474.6)	$(647.3)	$(272.6)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from financing activities:

Repayments of debt	$—	$—	$(0.1)

Proceeds of demand note payable to affiliate	—	121.0	—

Repayment of demand note payable to affiliate	—	(121.0)	—

Receipts from annuity and universal life policies credited to policyholders’ account balances	1,219.6	1,179.2	1,150.9

Return of policyholders’ account balances on annuity policies and universal life policies	(736.0)	(727.3)	(979.3)

Capital contribution	40.0	125.0	—

Dividends paid to shareholder	(25.0)	(90.0)	(115.0)

Net cash provided by financing activities	498.6	486.9	56.5

Net increase/(decrease) in cash and cash equivalents	127.1	(81.3)	(194.5)

Cash and cash equivalents, beginning of year	223.7	305.0	499.5

Cash and cash equivalents, end of year	$350.8	$223.7	$305.0

Supplemental disclosure of cash flow information:

Cash paid during the period for:

Income taxes	$30.6	$(27.5)	$5.9

Interest	$19.4	$19.4	$19.8

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization and Description of Business:

MONY Life Insurance Company (“MONY Life”) and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the “Company”), provide life insurance, annuities, corporate-owned and bank-owned life insurance (“COLI and BOLI”), mutual funds, securities brokerage, securities trading, business and estate planning and trust services. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life, and (ii) financial advisors and account executives of the Company’s securities broker dealer subsidiary. The Company’s Wholesale distribution channel is comprised of (i) MONY Partners, a division of MONY Life, (ii) independent third party insurance brokerage general agencies and securities broker dealers and (iii) its corporate marketing team which markets COLI and BOLI products. For the year ended December 31, 2003, Retail distribution accounted for approximately 17.6% and 42.6% of sales of protection and accumulation products, respectively, while Wholesale distribution accounted for 82.4% and 57.4% of sales of protection and accumulation products, respectively. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico, and currently insures or provides other financial services to more than one million individuals.

MONY Life’s principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America (“MLOA”), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management (“Enterprise”), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company (“USFL”), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation (“MSC”), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life’s career agency sales force as well as through a network of accounting professionals, (v) MONY Brokerage, Inc. (“MBI”), a licensed insurance broker, which principally provides MONY Life’s career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers, (vi) MONY Consultoria e Corretagem de Seguros Ltda., a Brazilian domiciled insurance brokerage subsidiary, which principally provides insurance brokerage services to unaffiliated third party insurance companies in Brazil, (vii) MONY Bank & Trust Company of the Americas, Ltd. (“MBT”), a Cayman Islands bank and trust company, which provides investment and trust services to nationals of certain Latin American countries, and (viii) MONY Life Insurance Company of the Americas, Ltd. (“MLICA”), a Cayman Islands based insurance company, which provides life insurance and annuity products to nationals of certain Latin American countries.

On February 27, 2002, The MONY Group Inc. (“MONY Group”), MONY Life’s ultimate parent, formed MONY Holdings, LLC (“MONY Holdings”) as a downstream, wholly-owned holding company of the MONY Group. MONY Group formed MONY Holdings for the purpose of issuing debt tied to the performance of the Closed Block Business within MONY Life (see Note 21). On April 30, 2002, MONY Holdings commenced its operations and through a structured financing tied to the performance of the Closed Block Business within MONY Life, issued $300.0 million of floating rate insured debt securities (the “Insured Notes”) in a private placement. In addition, MONY Group, pursuant to the terms of the structured financing, transferred all of its ownership interest in MONY Life to MONY Holdings. Other than activities related to servicing the Insured Notes in accordance with the Insured Notes indenture and its ownership interest in MONY Life, MONY Holdings has no operations and engages in no other activities.

Proceeds to MONY Holdings from the issuance of the Insured Notes, after all offering and other related expenses, were approximately $292.6 million. Of this amount, $60.0 million was deposited in a debt service coverage account (the “DSCA”), pursuant to the terms of the note indenture, to provide collateral for the payment of interest and principal on the Insured Notes and the balance of approximately $232.6 million was distributed to MONY Group in the form of a dividend. The Insured Notes mature on January 21, 2017. The Insured Notes pay interest only through January 21, 2008 at which time principal payments will begin to be made pursuant to an amortization schedule. Interest on the Insured Notes is payable quarterly at an annual rate equal to three month LIBOR plus 0.55%. Concurrent with the issuance of the Insured Notes, MONY Holdings entered into an interest rate swap contract (the “Swap”), which locked in a fixed rate of interest on the Insured Notes at 6.44%. Including debt issuance costs of $7.4 million and the cost of the insurance policy (75 basis points per annum) (the “Insurance Policy”), which guarantees the scheduled principal and interest payments on the Insured Notes, the all-in cost of the indebtedness is 7.36%. See Note 22 for further information regarding the Insured Notes.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2.  Proposed Merger with AXA Financial, Inc.:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 18 for further information regarding the pending merger transaction.

The Company incurred merger related expenses totaling $0.8 million for the year ended December 31, 2003 in connection with MONY Group’s pending merger transaction with AXA Financial. These expenses are reflected under the caption “other operating costs and expenses” in the Company’s statement of income and comprehensive income.

3.  The Closed Block:

On November 16, 1998, the Company, pursuant to the New York Insurance Law, established a closed block (the “Closed Block”) of certain participating insurance policies (the “Closed Block in force business”) as defined in its plan of demutualization (the “Plan”). In conjunction therewith, the Company allocated assets to the Closed Block that are expected to produce cash flows which, together with anticipated revenues from the Closed Block in force business, are expected to be sufficient to support the Closed Block in force business, including but not limited to the payment of claims and surrender benefits, certain expenses and taxes, and for the continuation of dividend scales in effect at the date of the Company’s demutualization (assuming the experience underlying such dividend scales continues), and for appropriate adjustments in such scales if the experience changes. To determine the amount of assets to allocate to the Closed Block in order to provide sufficient funding for the aforementioned payments, the Company forecasted the expected cash flows from the Closed Block in force business and mathematically determined the cash flows that would need to be provided from assets allocated to the Closed Block to fully fund the aforementioned payments. Assets were then allocated to the Closed Block accordingly. The aforementioned forecast consists of a cash flow projection for each year over the estimated life of the policies in the Closed Block. The earnings from such expected cash flows from the Closed Block in force business and the assets allocated to the Closed Block are referred to as the “glide path earnings”.

All the cash flows from the assets allocated to the Closed Block and the Closed Block in force business inure solely to the benefit of the owners of policies included in the Closed Block. The assets and liabilities allocated to the Closed Block at the date of its formation (November 16, 1998, which was the effective date of the Company’s demutualization) were recorded in the Company’s financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block is less than the carrying value of the Closed Block liabilities at the effective date of the Company’s demutualization. The excess of the Closed Block liabilities over the Closed Block assets at the effective date of the Company’s demutualization represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company’s income over the period the policies and the contracts in the Closed Block remain in force.

To the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Conversely, to the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3.  The Closed Block: (continued)

had been continued. Accordingly, the recognition of the estimated ultimate aggregate future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the ultimate aggregate actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization, except in the event that the actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization is not sufficient to pay the guaranteed benefits on the policies in the Closed Block, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

However, because the decision to increase or decrease dividend scales is based on revised estimates as to the ultimate profitability of the Closed Block such actions will not necessarily coincide with periodic reports of the results of the Closed Block. Accordingly, actual earnings that emerge from the Closed Block may either be more or less than the expected Closed Block earnings (or “glide path earnings”). In accordance with American Institute of Certified Public Accountants (“AICPA”) Statement of Position 00-3 “Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts”, actual Closed Block earnings in excess of expected Closed Block earnings (or the “glide path earnings”) in any period are recorded as an additional liability to Closed Block policyholders (referred to as the “deferred dividend liability”) because such excess earnings inure solely to the benefit of the policyholders in the Closed Block. If actual Closed Block earnings are less than expected Closed Block earnings (or the “glide path earnings”) in any period the difference is charged against the balance of any existing deferred dividend liability. If the deferred dividend liability is not sufficient to absorb the difference, any such remaining amount, not absorbed, will remain in earnings for the period and an adjustment will be made to get back on the glide path when earnings emerge in future periods that are sufficient to offset such remaining accumulated difference or through a subsequent reduction in dividend scales. As of December 31, 2003 and 2002, the deferred dividend liability was $65.7 million and $33.2 million, respectively.

Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the in force business in the Closed Block experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, annually the New York Insurance Department requires the filing of an independent auditor’s report on the operations of the Closed Block.

4.  Summary of Significant Accounting Policies:

Basis of Presentation —

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and charges for the impairment of invested assets, (iv) pension costs, (v) costs associated with contingencies, (vi) litigation and restructuring charges and (vii) income taxes. Certain reclassifications have been made in the amounts presented for prior years to conform those years to the current year’s presentation.

Principles of Consolidation —

The accompanying consolidated financial statements include the accounts of MONY Life and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Valuation of Investments and Realized Gains and Losses —

The Company’s fixed maturity securities are classified as available-for-sale and trading and are reported at estimated fair value. The Company’s equity securities are comprised of investments in common stocks and venture capital limited partnerships. The Company’s investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds three percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities available-for-sale and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. Unrealized gains and losses on fixed maturity securities classified as trading securities are reflected in current period earnings. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. Fixed maturity securities deemed to be other than temporarily impaired are analyzed to assess whether such investments should be placed on non-accrual status. A fixed maturity security would be placed on non-accrual status when management believes it will not receive all principal and interest payments according to the original terms. Any cash received on non-accrual status securities is applied against the outstanding principal. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ respective interest rates.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized losses on investments.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s consolidated balance sheet and the results therefrom are reported as “discontinued operations” in the Company’s consolidated statement of income and comprehensive income as a result of the Company’s adoption in 2002 of Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property;

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets;

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing;

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year;

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Collateralized Financing Transactions —

Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest. The Company monitors the market value of securities transferred on a daily basis, and provides additional collateral as necessary.

Recognition of Insurance Revenue and Related Benefits —

Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Commissions —

The Company earns commissions from clients for execution of securities, mutual funds, and insurance transactions. Commission income and related expenses are recorded on a trade-date basis.

Deferred Sales Commissions —

The Company, through Enterprise, sells Class B and C shares, which are subject to a contingent deferred sales charge (“CDSC”). At the time of sale, the Company pays commissions to brokers and dealers for sales of Enterprise Group of Funds Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which related distribution and CDSC revenues are earned. The Company evaluates recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

Deferred Policy Acquisition Costs (“DPAC”) —

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new insurance business, are deferred.

For participating traditional life policies, DPAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using discount rates that grade down from 7.22% in 2004 to 6.97% in the year 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8.0%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

The Company conducts programs from time-to-time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to other comprehensive income as of the balance sheet date.

Future Policy Benefits and Policyholders’ Account Balances —

Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0% to 5.5%.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Policyholders’ account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002, and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.2%, 4.3% and 4.5% for the years ended December 31, 2003, 2002, and 2001, respectively.

Dividends to Policyholders —

Dividends to policyholders reflected on the consolidated statement of income and comprehensive income is comprised of policyholder dividends payable in the current year and the change in the deferred dividend liability. Dividends payable to policyholders are determined annually by the board of directors of MONY Life. All but a de minimus amount of dividends paid to policyholders are on policies in the Closed Block. Refer to Note 3 for a more detailed explanation of policyholder dividends, as well as the deferred dividend liability. The change in the deferred dividend liability recognized in the consolidated statement of income and comprehensive income was $23.7 million, $(14.6) million and $21.2 million for the years ended December 31, 2003, 2002, and 2001, respectively.

Participating Business —

At December 31, 2003 and 2002, participating business, substantially all of which is in the Closed Block, represented approximately 28.7% and 34.0% of the Company’s life insurance in force, and 70.2% and 73.7% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2003, 2002, and 2001, participating business represented approximately 79.0%, 82.5%, and 83.5%, respectively, of life insurance premiums.

Stock-Based Compensation —

FASB Statement No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted. The Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. See Note 23 for further discussion of the Company’s stock based compensation plans.

The following table reflects the effect on the Company’s net income as if the accounting prescribed by SFAS 123 had been applied to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

	For the Years Ended December 31
	2003	2002	2001
	($ in millions)

Net income/(loss), as reported	$56.2	$(5.6)	$(34.0)

Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(5.4)	(5.2)	(4.3)

Pro forma net income/(loss)	$50.8	$(10.8)	$(38.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

The fair value of each option outstanding is estimated using the Black-Scholes option pricing model with the following assumptions: exercise prices ranging from $20.90 to $44.25, dividend yields ranging from 1.02% to 2.37%, expected volatility ranging from 23.5% to 44.4%, and a range of interest rates from 3.3% to 6.7%. The fair value of options determined using the Black-Scholes pricing model ranged from $6.30 to $18.92 per share at December 31, 2003.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company’s employee and career financial professional options have characteristics different than those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

Federal Income Taxes —

The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation, the parent holding company of USFL. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Reinsurance —

The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

Separate Accounts —

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s consolidated statements of income and comprehensive income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Consolidated Statements of Cash Flows — Non-cash Transactions —

For the years ended December 31, 2003, 2002, and 2001, respectively, real estate of $0.0 million, $12.0 million, and $18.0 million was acquired in satisfaction of debt. At December 31, 2003 and 2002, the Company owned real estate acquired in satisfaction of debt of $28.2 million and $33.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company’s partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

New Accounting Pronouncements Adopted as of December 31, 2003 —

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. As a result of adopting this standard, the Company no longer recognizes goodwill amortization of approximately $1.3 million on an annualized basis. In addition, since the adoption of this standard, based on the Company’s estimate of its reporting units, the Company has determined that none of its goodwill is impaired (see Note 24).

On January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $26.8 million, respectively. The Company’s pretax income/(loss) from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s consolidated statement of income and comprehensive income as a discontinued operation, was $9.0 million and $(3.9) million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation — Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 did not have a material impact on the Company’s results of operations and financial position.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements (“ARB 51”). ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 were not unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132–2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003 are effective for financial statements with fiscal years ending after December 15, 2003.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003 —

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in the Company having to establish an additional liability for Guaranteed Minimum Death Benefits of approximately $0.8 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see — New Accounting

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002, and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)

Net Investment Income

Fixed maturity securities	$498.9	$486.7	$484.4

Equity securities	12.7	7.8	(33.9)

Mortgage loans	143.4	138.9	139.8

Other investments (including cash and short-term)	104.2	126.3	132.7

Total investment income	759.2	759.7	723.0

Investment expenses	35.0	34.3	46.1

Net investment income	$724.2	$725.4	$676.9

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)

Net Realized Gains (Losses) on Investments

Fixed maturity securities	$50.0	$(79.5)	$(2.6)

Equity securities	(9.1)	(38.7)	(7.8)

Mortgage loans	18.6	(3.0)	9.3

Other invested assets	(13.1)	(29.9)	(11.2)

Net realized gains/(losses) on investments	$46.4	$(151.1)	$(12.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income: (continued)

Following is a summary of the change in unrealized investment gains/(losses), net of related deferred income taxes and the adjustment for DPAC (see Note 10), which are reflected in accumulated other comprehensive income for the periods presented. The net change in unrealized investment gains/(losses) and the change in the Company’s minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2003, 2002, and 2001 as presented below:

	2003	2002	2001
	($ in millions)

Other Comprehensive Income

Change in unrealized gains/(losses):

Fixed maturity securities	$(43.2)	$360.5	$156.7

Equity securities	14.9	2.2	(3.4)

Interest rate swap	(2.8)	12.4	—

Other	0.7	—	—

Subtotal	(30.4)	362.7	153.3

AEGON Portfolio (See Note 13)	—	(29.3)	31.0

Subtotal	(30.4)	333.4	184.3

Effect on unrealized gains/(losses) on investments attributable to:

DPAC	(12.2)	(67.4)	(30.3)

Deferred federal income taxes	15.2	(92.4)	(48.2)

Net unrealized gains/(losses) and DPAC transferred to the Closed Block	17.0	(129.8)	(69.2)

Change in unrealized gains/(losses) on investments, net	(10.4)	43.8	36.6

Minimum pension liability adjustment	1.2	(1.9)	(11.5)

Other comprehensive income/(loss)	$(9.2)	$41.9	$25.1

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002, and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)

Reclassification Adjustments

Unrealized gains/(losses) on investments	$(21.2)	$83.7	$34.6

Reclassification adjustment for gains included in net income	10.8	(39.9)	2.0

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(10.4)	$43.8	$36.6

Unrealized gains/(losses) on investments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax (benefit)/expense of $(21.6) million, $115.0 million and $43.2 million, respectively, and $9.1 million, $(71.4) million and $(32.1) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax expense (benefit) of $6.5 million, $(22.5) million and $5.1 million, respectively, and $(3.1) million, $4.1 million and $1.8 million, respectively, relating to the effect of such amounts on DPAC.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities:

Fixed Maturity Securities —

The following table presents the amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities, including amounts relating to certain invested assets held pursuant to a reinsurance arrangement whereby all the experience from such assets is passed to the reinsurer, as of December 31, 2003 and 2002.

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government agencies	$1,622.6	$847.2	$41.2	$66.7	$17.9	$0.2	$1,645.9	$913.7

Collateralized mortgage obligations:

Government agency-backed	95.2	169.3	1.8	8.4	0.4	—	96.6	177.7

Non-agency backed	6.5	92.8	0.2	3.4	—	—	6.7	96.2

Other asset-backed securities:

Government agency-backed	6.7	121.9	0.4	5.9	—	—	7.1	127.8

Non-agency backed	314.8	582.1	24.2	34.7	1.5	4.6	337.5	612.2

Foreign governments	52.3	42.5	6.6	6.1	0.2	0.3	58.7	48.3

Utilities	526.5	546.1	39.6	37.1	1.8	7.2	564.3	576.0

Corporate bonds	5,341.6	4,871.4	397.5	385.1	22.5	30.7	5,716.6	5,225.8

Total bonds	7,966.2	7,273.3	511.5	547.4	44.3	43.0	8,433.4	7,777.7

Redeemable preferred stocks	37.0	47.0	4.2	3.5	—	—	41.2	50.5

Total	$8,003.2	$7,320.3	$515.7	$550.9	$44.3	$43.0	$8,474.6	$7,828.2

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of adjustments for impairments in value deemed to be other than temporary of $113.5 million and $124.4 million, respectively.

At December 31, 2003 and 2002, there was $23.4 million and $6.7 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates. Interest income that would have been recognized on these fixed maturity securities was $2.8 million and $1.5 million for the years ended December 31, 2003 and 2002, respectively.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments; (ii) are to be restructured pursuant to commenced negotiations; (iii) went into bankruptcy subsequent to acquisition; or (iv) are deemed to have other than temporary impairments to value as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $240.4 million and $274.7 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the carrying value of potential problem fixed maturity securities held by the Company was $4.9 million and $8.5 million, respectively. In addition, at December 31, 2003 and 2002, the Company had no fixed maturity securities which had been restructured.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities: (continued)

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003, are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$265.7	$276.4

Due after one year through five years	2,139.4	2,312.7

Due after five years through ten years	2,998.3	3,193.6

Due after ten years	1,644.0	1,699.1

Subtotal	7,047.4	7,481.8

Mortgage-and asset-backed securities	955.8	992.8

Total	$8,003.2	$8,474.6

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of fixed maturity securities during 2003, 2002, and 2001 were $1,844.2 million, $468.1 million and $479.4 million, respectively. Gross gains of $70.3 million, $35.1 million and $21.3 million and gross losses of $0.4 million, $6.6 million and $8.3 million were realized on these sales in 2003, 2002, and 2001, respectively.

Equity Securities —

The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2003 and 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

Marketable equity securities	$65.6	$59.9	$8.7	$3.3	$0.9	$2.3	$73.4	$60.9

Non-marketable equity securities	178.0	192.8	16.6	29.5	16.3	35.5	178.3	186.8

	$243.6	$252.7	$25.3	$32.8	$17.2	$37.8	$251.7	$247.7

Proceeds from sales of equity securities during 2003, 2002, and 2001 were $16.9 million, $16.5 million and $31.0 million, respectively. Gross gains of $5.4 million, $2.7 million and $3.1 million and gross losses of $0.5 million, $2.8 million and $9.5 million were realized on these sales during 2003, 2002, and 2001, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7.  Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position. This table excludes amounts relating to certain invested assets held pursuant to a reinsurance agreement whereby all the experience from such assets is passed to the reinsurer.

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government Agencies	$877.7	$(17.9)	$0.3	$—	$878.0	$(17.9)

Collateralized mortgage obligations:

Government agency-backed	43.0	(0.3)	—	—	43.0	(0.3)

Non government agency-backed	—	—	—	—	—	—

Other asset-backed securities:

Government agency-backed	—	—	—	—	—	—

Non government agency-backed	1.0	—	35.1	(1.5)	36.1	(1.5)

Foreign governments	12.5	(0.2)	—	—	12.5	(0.2)

Utilities	62.4	(1.8)	—	—	62.4	(1.8)

Corporate bonds	628.7	(21.1)	49.0	(1.1)	677.7	(22.2)

Total bonds	1,625.5	(41.3)	81.4	(2.6)	1,709.9	(43.9)

Common stocks	5.7	(0.9)	—	—	5.7	(0.9)

Total temporarily impaired securities	$1,631.2	$(42.2)	$84.4	$(2.6)	$1,715.6	$(44.8)

There were 19 investment grade fixed maturity security positions that have been in an unrealized loss position for more than 12 months as of December 31, 2003. The aggregate gross pre-tax unrealized loss relating to these positions was $2.6 million ($1.7 million after-tax) as of such date. Of these positions: (i) eight comprising approximately $1.8 million ($1.2 million after-tax) of the aforementioned aggregate unrealized loss, were not considered “other than temporarily impaired” principally because of the issuer’s financial strength as indicated by the fact that all such securities were rated “A” or better, (ii) eight comprising approximately $0.8 million ($0.5 million after-tax) of the aforementioned unrealized loss were not considered “other than temporarily impaired” because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired”, and (iii) three positions with negligible unrealized losses were U.S. Government securities.

There were no common stock positions that have been in an unrealized loss position for more than 12 months as at December 31,2003.

8.  Mortgage Loans on Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial and residential mortgage loans	$1,452.9	$1,592.3

Agricultural mortgage loans	349.5	307.8

Total loans	1,802.4	1,900.1

Less: valuation allowances	(20.0)	(22.7)

Mortgage loans, net of valuation allowances	$1,782.4	$1,877.4

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.  Mortgage Loans on Real Estate: (continued)

An analysis of the valuation allowances for 2003, 2002, and 2001 is as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of year	$22.7	$28.5	$32.2

Increase/(decrease) in allowance	0.9	0.7	(0.8)

Reduction due to paydowns, payoffs, and writeoffs	(3.6)	(2.1)	(0.2)

Transfers to real estate	—	(4.4)	(2.7)

Balance, end of year	$20.0	$22.7	$28.5

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$14.3	$66.7

Loans that do not have valuation allowances	30.2	90.3

Subtotal	44.5	157.0

Valuation allowances	(3.2)	(14.7)

Impaired mortgage loans, net of valuation allowances	$41.3	$142.3

During 2003, 2002, and 2001, the Company recognized $4.1 million, $11.3 million and $12.8 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $0.0 million and $13.8 million, respectively. Interest income that would have been recognized on these mortgage loans was $2.2 million for the year ended December 31, 2002.

At December 31, 2003 and 2002, the Company had restructured mortgage loans of $15.3 million and $29.8 million, respectively. Interest income of $1.3 million, $1.5 million and $4.3 million was recognized on restructured mortgage loans in 2003, 2002, and 2001, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.6 million, $4.0 million and $7.2 million in 2003, 2002, and 2001, respectively.

9.  Segment Information:

The Company’s business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the “run-off businesses”). These business activities represent the Company’s operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

Management considers the Company’s mutual fund operations to be an integral part of the products offered by the Company’s Accumulation Products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its Accumulation Products segment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Of the aforementioned segments, only the Protection Products segment and the Accumulation Products segment qualify as reportable segments in accordance with SFAS No.131, Disclosures about Segments of an Enterprise and Related Information. All of the Company’s other segments are combined and reported in the Other Products segment.

Products comprising the Protection Products segment primarily include a wide range of individual life insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life, last survivor universal life, last survivor variable universal life, group universal life and special-risk products. In addition, included in the Protection Products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction (which ceased as of December 31, 2002 – see Note 13), as well as the Group Pension Profits derived therefrom, (ii) the Closed Block assets and liabilities, as well as the revenues and expenses relating thereto (See Notes 3 and 20), and (iii) the Company’s disability income insurance products (which are 100% reinsured and no longer offered by the Company).

The Accumulation Products segment primarily includes flexible premium variable annuities, single and flexible premium deferred annuities, single premium immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products.

The Company’s Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company’s proprietary investment products and, in addition, provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company’s career agency sales force with access to variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (See Note 13).

Set forth in the table below is certain financial information with respect to the Company’s reportable segments as of and for each of the years ended December 31, 2003, 2002, and 2001, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 4). The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g., items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, unless otherwise noted, all segment revenues are from external customers.

Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment and maintain a separately calculated regulatory risk-based capital (“RBC”) level for each segment. Allocations of the net investment income and net realized gains (losses) on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company’s product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment.

Amounts reported as “reconciling amounts” in the table below primarily relate to: (i) contracts issued by the MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $5.8 million, $7.2 million and $56.8 million in 2003, 2002 and 2001, respectively, associated with the Company’s reorganization activities (see Note 25), (iv) a $1.5 million decrease in 2002 in certain reserves established in connection with the reorganization charge recorded in 2001 (see Note 25) and (v) merger related expenses totaling $0.8 million in 2003 incurred in connection with MONY Group’s pending merger transaction with AXA Financial (see Note 2).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Segment Summary Financial Information

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Premiums:

Protection Products	$667.9	$662.9	$675.5

Accumulation Products	21.2	11.6	5.3

Other Products	16.1	15.9	14.5

	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees:

Protection Products	$170.4	$152.1	$151.6

Accumulation Products	40.6	46.8	54.7

Other Products	(0.1)	1.6	0.9

	$210.9	$200.5	$207.2

Net investment income and net realized gains/(losses) on investments (7)(8):

Protection Products	$648.9	$474.7	$559.4

Accumulation Products	101.4	59.9	68.6

Other Products	20.1	18.9	17.9

Reconciling amounts	9.2	24.7	18.7

	$779.6	$578.2	$664.6

Other income:

Protection Products (1)	$33.6	$84.0	$46.8

Accumulation Products	105.7	96.1	107.4

Other Products	79.9	60.7	57.5

Reconciling amounts	7.4	10.8	8.1

	$226.6	$251.6	$219.8

Amortization of deferred policy acquisition costs:

Protection Products	$114.8	$110.3	$115.7

Accumulation Products	5.2	45.8	26.1

Reconciling amounts	—	—	17.0

	$120.0	$156.1	$158.8

Benefits to policyholders and interest credited to policyholders’ account balances:

Protection Products	$837.6	$794.2	$815.1

Accumulation Products	106.0	87.9	75.4

Other Products	31.8	30.4	29.2

Reconciling amounts	5.5	9.9	5.5

	$980.9	$922.4	$925.2

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Other operating costs and expenses:

Protection Products	$268.7	$226.6	$245.5

Accumulation Products	125.1	119.4	127.2

Other Products	96.3	83.3	87.3

Reconciling amounts	27.2	30.1	59.4

	$517.3	$459.4	$519.4

Income/(loss) before income taxes (7)(8):

Protection Products	$77.6	$57.0	$23.1

Accumulation Products	31.4	(39.9)	5.7

Other Products	(13.1)	(17.8)	(27.3)

Reconciling amounts	(16.1)	(4.5)	(54.6)

	$79.8	$(5.2)	$(53.1)

Assets:

Protection Products (10)	$12,956.9	$12,258.0	$16,212.9

Accumulation Products	5,235.6	4,521.8	5,077.7

Other Products	767.0	988.2	1,125.7

Reconciling amounts	885.5	727.9	994.8

	$19,845.0	$18,495.9	$23,411.1

Deferred policy acquisition costs:

Protection Products	$1,153.4	$1,093.3	$1,087.0

Accumulation Products	172.0	133.1	146.8

	$1,325.4	$1,226.4	$1,233.8

Future policy benefits:

Protection Products	$7,626.3	$7,543.3	$7,467.2

Accumulation Products	207.7	188.6	173.5

Other Products	192.3	203.1	213.9

Reconciling amounts	15.2	14.9	15.4

	$8,041.5	$7,949.9	$7,870.0

Unearned premiums:

Protection Products	$58.2	$54.7	$53.1

Accumulation Products	—	—	—

Other Products	—	2.6	2.8

Reconciling amounts	—	—	—

	$58.2	$57.3	$55.9

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Policyholders’ balances and other policyholders’ liabilities:

Protection Products	$1,831.1	$1,629.8	$2,845.9

Accumulation Products	1,491.3	1,225.5	969.0

Other Products	152.4	155.7	145.3

Reconciling amounts	0.8	0.6	0.9

	$3,475.6	$3,011.6	$3,961.1

Separate account liabilities (2)(9):

Protection Products (10)	$826.9	$604.6	$3,783.7

Accumulation Products	3,143.5	2,699.0	3,464.3

Other Products	302.3	298.1	429.7

Reconciling amounts	579.2	535.9	694.1

	$4,851.9	$4,137.6	$8,371.8

(1)	Includes Group Pension Profits in 2002 and 2001 (see Note 13).
(2)	Each segment includes separate account assets in an amount not less than the corresponding liability reported.
(3)	See Note 25 for details regarding the allocation of Reorganization and Other Charges to segments.
(4)	Amounts reported as “reconciling” in 2003 primarily related to (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $5.8 million pre-tax relating to the Company’s reorganization activities (see Note 25) and (iv) merger related expenses totaling $0.8 million incurred in connection with MONY Group’s pending merger with AXA Financial (see Note 2).
(5)	Amounts reported as “reconciling” in 2002 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $7.2 million pre-tax relating to the Company’s 2003 reorganization activities (see Note 25), and (iv) a $1.5 million decrease in certain reserves associated with the Company’s 2001 reorganization charge (see Note 25).
(6)	Amounts reported as “reconciling” in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16) and (iii) charges totaling $56.8 million pre-tax relating to the Company’s reorganization activities (see Note 25).
(7)	Amounts reported in 2002 include a loss of $3.9 million pre-tax from discontinued operations, of which $3.3 million, $0.4 million, and $0.2 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(8)	Amounts reported in 2003 include a gain of $9.0 million pre-tax from discontinued operations, of which $7.7 million, $0.9 million and $0.4 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(9)	Includes separate account liabilities relating to the Group Pension Transaction of $3,179.5 million as of December 31, 2001 (see Note 13).
(10)	As explained in Note 13, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon USA, Inc. (“AEGON”). Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Substantially all of the Company’s revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10.0% of total consolidated revenues.

Following is a summary of revenues by product for the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001
	($ in millions)

Premiums:

Individual life	$667.6	$662.6	$675.1

Disability income insurance	0.3	0.3	0.4

Group insurance	16.1	15.9	14.5

Other	21.2	11.6	5.3

Total	$705.2	$690.4	$695.3

	2003	2002	2001
	($ in millions)

Universal life and investment-type product policy fees:

Universal life	$76.9	$64.8	$68.8

Variable universal life	84.0	78.1	73.4

Group universal life	9.5	9.2	9.4

Individual variable annuities	40.6	46.8	54.7

Individual fixed annuities	(0.1)	1.6	0.9

Total	$210.9	$200.5	$207.2

10.  Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002, and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of the year	$1,226.4	$1,233.8	$1,209.7

Costs deferred during the year	233.7	213.1	209.1

Amortized to expense during the year	(120.0)	(156.1)	(158.8)

Effect on DPAC from unrealized (gains)/losses	(14.7)	(64.4)	(26.2)

Balance, end of the year	$1,325.4	$1,226.4	$1,233.8

11.  Pension Plans and Other Postretirement Benefits:

Pension Plans —

The Company has a qualified pension plan covering substantially all of MONY Life’s salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee’s final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee’s elective deferrals under the incentive savings plan for employees up to 3% of the employee’s eligible compensation and an additional 2% of eligible compensation for each active participant. Effective

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code (“IRC”) because the plan was fully funded under Section 412 of the IRC.

During 2002, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan’s projected benefit obligation.

The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, and public and private fixed maturity securities. At December 31, 2003 and 2002, $312.0 million and $304.7 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $34.0 million, $30.2 million and $27.9 million were paid by this plan for the years ended December 31, 2003, 2002 and 2001, respectively.

MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service (“IRS”) limits to certain employees. The benefits are based on years of service and the employee’s final average annual compensation. Pension benefits are paid from the Company’s general account.

Postretirement Benefits —

The Company provides certain health care and life insurance benefits for retired employees and field underwriters of MONY Life. The Company amortizes its postretirement transition obligation over a period of twenty years.

Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company’s postretirement healthcare plan, there is a per capita limit on the Company’s healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduces a prescription drug benefit under Medicare Part D as well as a Federal subsidy to employers who provide an “actuarial equivalent” prescription drug benefit to employees. The requirements under the Act are not expected to have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company’s qualified and non-qualified defined benefit pension plans and other benefits which represent the Company’s postretirement benefit obligation:

	Pension Benefits		Other Benefits
	2003	2002	2003	2002
	($ in millions)

Change in benefit obligation:

Benefit obligation at beginning of year	$431.4	$411.5	$102.1	$104.7

Service cost	6.9	5.9	1.7	1.5

Interest cost	27.8	29.2	6.4	6.7

Plan amendment	—	3.7	—	—

Actuarial loss	29.5	18.0	4.4	(0.9)

Benefits paid	(44.1)	(36.9)	(7.7)	(9.9)

Benefit obligation at end of year	451.5	431.4	106.9	102.1

Change in plan assets:

Fair value of plan assets at beginning of year	354.9	419.5	—	—

Actual return on plan assets	68.2	(32.6)	—	—

Employer contribution	10.2	6.7	7.7	9.9

Benefits and expenses paid	(45.7)	(38.7)	(7.7)	(9.9)

Fair value of plan assets at end of year	387.6	354.9	—	—

Funded status	(63.9)	(76.5)	(106.9)	(102.1)

Unrecognized actuarial loss	149.0	176.6	16.3	12.1

Unamortized transition obligation	1.0	1.7	27.5	30.6

Unrecognized prior service cost	2.2	1.5	(0.6)	(0.7)

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

Amounts recognized in the statement of financial position consist of the following:

Prepaid benefit cost	$132.5	$151.0	$—	$—

Accrued benefit liability	(61.1)	(66.6)	(63.7)	(60.1)

Intangible asset	1.0	1.7	—	—

Accumulated other comprehensive income	15.9	17.2	—	—

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

The Company’s qualified plan had assets of $387.6 million and $354.9 million at December 31, 2003 and 2002, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $385.6 million and $354.3 million at December 31, 2003 and $365.2 million and $338.9 million at December 31, 2002, respectively.

The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $65.9 million and $61.1 million at December 31, 2003 and $68.2 million and $66.6 million at December 31, 2002, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

	Pension Benefits			Other Benefits
	2003	2002	2001	2003	2002	2001
	($ in millions)

Components of net periodic benefit cost

Service cost	$6.9	$5.9	$8.3	$1.7	$1.5	$1.5

Interest cost	27.8	29.2	30.9	6.4	6.7	7.2

Expected return on plan assets	(26.9)	(39.8)	(45.5)	—	—	—

Amortization of prior service cost	(0.3)	(0.3)	(0.8)	(0.1)	(0.1)	(0.2)

Recognized net actuarial loss/(gain)	17.2	4.6	1.1	0.1	—	—

Amortization of transition items	0.3	0.3	(7.5)	3.1	3.1	3.1

Net periodic benefit cost	$25.0	$(0.1)	$(13.5)	$11.2	$11.2	$11.6

	Pension Benefits		Other Benefits
	2003	2002	2003	2002

Weighted-average assumptions for the year ended December 31:

Discount rate	6.1%	6.6%	6.1%	6.6%

Expected return on plan assets	8.0%	10.0%	—	—

Rate of compensation increase (1)	—	—	5.0%	5.0%

(1)	For MONY Life, no benefits bearing incentive compensation is assumed for 2003. Otherwise, benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 50% of base salary after 2003.

MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004. The rate was assumed to decrease gradually to 6% for 2010 and remain at that level thereafter.

Plan Assets —

The Company’s assumption with respect to the future return on pension plan assets, which at January 1, 2003 was determined to be 8%, is made by management after taking into consideration historic returns on such assets (generally the geometric annual rate of return over at least a ten year period), the actual mix of the pension plan’s invested assets at the valuation date (which is assumed to be consistent in future periods), management’s outlook for future returns on such asset types, and the long-term outlook for such returns in the marketplace. At December 31, 2003 and 2002, the fair value of the pension plan invested assets were comprised of the following:

	Pension Benefits
	2003	2002

Public common stocks	61.5%	49.4%

Public and private fixed maturity securities	29.0%	43.8%

Real estate	4.0%	4.3%

Cash and cash equivalents	5.5%	2.5%

	100.0%	100.0%

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The fair value of pension plan assets is determined as follows:

•	Public and Private Fixed Maturity Securities — The estimated fair values of public fixed maturity securities are based upon quoted market prices, where available. The fair values of private fixed maturity securities or public fixed maturity securities which are not actively traded are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

•	Public common stock — The fair values of public common stock investments are determined based on quoted market prices.

•	Real estate — The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate, discounted at a rate commensurate with the underlying risks.

The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2003 and 2002, the fair value of plan assets was $188.2 million and $165.1 million, respectively. For the years ended December 31, 2003, 2002, and 2001, the Company contributed $2.2 million, $2.8 million and $3.2 million to the plan, respectively, which amounts are reflected in “other operating costs and expenses” in the Company’s consolidated statement of income and comprehensive income.

The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $61.2 million and $52.9 million as of December 31, 2003 and 2002, respectively. The non-qualified defined contribution plan’s net periodic expense was $11.1 million, $(2.7) million and $(0.2) million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company also has incentive savings plans in which substantially all employees and career field underwriters of MONY Life are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of MONY Life. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

12.  Income Taxes:

The Company files a consolidated federal income tax return with its ultimate parent, MONY Group, and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries (see Note 4).

Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)

Income tax expense/(benefit):

Current	$68.3	$(39.0)	$11.6

Deferred	(47.8)	33.0	(7.5)

Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Discontinued operations	3.1	(1.4)	—

Total	$23.6	$(7.4)	$(19.1)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12.  Income Taxes: (continued)

Federal income taxes reported in the consolidated statements of income and comprehensive income for the years ended December 31, 2003, 2002 and 2001 are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each for the years ended December 31, 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Tax at statutory rate	$24.8	$(7.4)	$(19.1)

Dividends received deduction	(6.0)	(1.2)	—

Foreign loss disallowance	4.3	—	—

Tax settlements/accrual adjustments	(4.2)	(11.9)	(16.3)

Meals and entertainment	1.3	1.5	(0.4)

Officers’ life insurance	(2.5)	3.7	1.2

Other	2.8	9.3	15.5

Federal Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Federal income tax expense/(benefit) from discontinued operations	3.1	(1.4)	—

Provision for income tax expense/(benefit)	$23.6	$(7.4)	$(19.1)

MONY Group’s income tax returns for years through 1993 have been examined by the IRS. No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Deferred policy acquisition costs	$334.6	$134.1

Fixed maturity securities and equity securities	118.0	187.5

Other, net	(11.0)	82.6

Nonlife subsidiaries	(42.0)	(10.4)

Total deferred tax liabilities	399.6	393.8

Reserves	122.5	133.0

Accrued expenses	59.6	(8.6)

Deferred compensation and benefits	28.9	25.6

Policyholder dividends	35.0	(5.2)

Real estate and mortgages	(25.6)	9.9

Total deferred tax assets	220.4	154.7

Net deferred tax liability	$179.2	$239.1

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction:

On December 31, 1993 (the “Group Pension Transaction Date”), the Company entered into an agreement (the “Agreement”) with AEGON USA, Inc. (“AEGON”) under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the “Group Pension Transaction”), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON’s wholly-owned subsidiary, AUSA Life Insurance Company, Inc. (“AUSA”). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON entered into certain service agreements. These agreements, among other things, provided that the Company would continue to manage the transferred assets, and that AUSA would continue to provide certain administrative services to the Company’s remaining group pension contracts not included in the transfer.

Pursuant to the Agreement, the Company agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the “Notes”). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. The Series B Notes matured on December 31, 2002 and the Series A Notes matured on April 7, 2003. The Company’s investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the existing deposits on the transferred business (the “Existing Deposits”). Accordingly, the Company reflected the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction” until the expiration of the agreement, December 31, 2002. In addition, the Company reported in its GAAP earnings the profits from the Existing Deposits as discussed below.

Pursuant to the Agreement, which expired on December 31, 2002, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the “Group Pension Payments”) equal to all of the earnings from the Existing Deposits, (ii) a final payment (the “Final Value Payment”) at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the “New Business Growth Payment”) at December 31, 2002 based on new business growth subsequent to the Transaction Date.

With respect to the Group Pension Payments, the annual results from the Existing Deposits were measured on a basis in accordance with the Agreement (such basis hereafter referred to as the “Earnings Formula”) which was substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities were only recognized when such securities were designated with an NAIC rating of “6”, and (ii) no impairment losses were recognized on mortgage loans until such loans were disposed of, or at the time and in the calculation, of the Final Value Payment. All mortgage loans had been disposed of prior to the calculation of the Final Payment.

Earnings which emerged from the Existing Deposits pursuant to the application of the Earnings Formula were recorded in the Company’s financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the “Group Pension Profits”). Losses which arose from the application of the Earnings Formula for any annual period were reflected in the Company’s results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

Operating losses reported in any annual period pursuant to the Earnings Formula were carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 would be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remained, it would be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. As of December 31, 2002, there were no operating losses reported in any annual period during the term of the agreement, nor was the Company eligible for any New Business Growth payment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction: (continued)

For the years ended December 31, 2002 and 2001, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million and $27.4 million, respectively, and the Company recorded Group Pension Profits of $28.2 million and $30.7 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years. In addition, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto, which are recorded in “other operating costs and expenses” in the 2002 consolidated statement of income and comprehensive income), on December 31, 2002.

The following sets forth certain summarized financial information relating to the Group Pension Transaction for the periods indicated, including information regarding the components of revenue and expense comprising the Group Pension Profits. In accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on the Company’s balance sheet.

	For the Year Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Product policy fees	$—	$18.3	$19.6

Net investment income	—	88.2	102.0

Net realized gains (losses) on investments (2)	—	0.8	1.5

Total revenues		107.3	123.1

Benefits and Expenses:

Interest credited to policyholders’ account balances	—	63.5	74.8

Other operating costs and expenses	—	15.6	17.6

Total benefits and expenses	—	79.1	92.4

Group Pension Profits	—	28.2	30.7

Final Value Payment (1)	—	54.1	—

Total	$—	$82.3	$30.7

(1)	Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in “other operating costs and expenses” on the Company’s consolidated statement of income and comprehensive income for 2002.
(2)	Includes in 2001 $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the fourth quarter 2001 Other Charges (see Note 25).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14.  Estimated Fair Value of Financial Instruments

The estimated fair values of the Company’s financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity and Equity Securities —

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company’s investments in common stocks is determined based on quoted market prices, where available. The fair value of the Company’s investments in limited partnership interests is based on amounts reported by such partnerships to the Company.

Mortgage Loans —

The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002, the fair value of mortgage loans was $1,926.9 million and $2,065.5 million, respectively.

Policy Loans —

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Long-term Debt —

The fair value of long-term debt is determined based on contractual cash flows discounted at market rates. The carrying value and fair value of long-term debt at December 31, 2003 were $216.9 million and $244.3 million, respectively. The carrying value and fair value of long-term debt at December 31, 2002 were $216.9 million and $234.1 million, respectively.

Separate Account Assets and Liabilities —

The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

Investment-Type Contracts —

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $1,727.4 million and $1,701.1 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $1,459.2 million and $1,439.4 million, respectively.

15.  Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company’s general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15.  Reinsurance: (continued)

The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)

Direct premiums (includes $61.4 million, $65.0 million and $68.3 million of accident and health premiums for 2003, 2002, and 2001, respectively)	$821.6	$801.7	$803.6

Reinsurance assumed	8.0	7.2	6.0

Reinsurance ceded (includes $(61.1) million, ($64.6) million and ($67.8) million of accident and health premiums for 2003, 2002, and 2001, respectively)	(124.4)	(118.5)	(114.3)

Net premiums	$705.2	$690.4	$695.3

Universal life and investment type product policy fee income ceded	$38.0	$34.5	$27.7

Policyholders’ benefits ceded	$150.5	$129.0	$126.4

Interest credited to policyholders’ account balances ceded	$2.4	$2.9	$3.7

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

16.  Long Term Debt:

The Company’s long term debt at December 31, 2003 and 2002 consists of the following:

	2003	2002
	($ in millions)

Surplus notes	$1.9	$1.9

Intercompany Surplus Notes	215.0	215.0

Total long term debt	$216.9	$216.9

Surplus and Senior Notes —

On January 12, 2000, the MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register certain securities. This registration, known as a “Shelf Registration”, provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

On March 8, 2000, the MONY Group issued $300.0 million principal amount of senior notes (the “$300 million Senior Notes”) pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the MONY Group from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the MONY Group to finance

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

16.  Long Term Debt: (continued)

MONY Life’s repurchase, on March 8, 2000, of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the “9.5% Notes” and the “11.25% Notes”, respectively), which were previously outstanding. The balance of the net proceeds from the issuance of the Senior Notes was retained by the MONY Group for general corporate purposes. In the third quarter of 2000 and first quarter of 2001, the Company repurchased another $6.5 million and $0.1 million face amount of the 11.25% Notes, respectively, resulting in a remaining balance of $1.9 million at December 31, 2002. MONY Group’s financing of MONY Life’s repurchase of its 9.5% Notes and 11.25% Notes consisted of a capital contribution by MONY Group to MONY Life of $65.0 million and the purchase by MONY Group from MONY Life of two separate newly issued “intercompany” surplus notes. The intercompany surplus note issued to replace the 9.5% Notes has a par value of $115.0 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The intercompany surplus note issued to replace the 11.25% Notes has a par value of $100.0 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the intercompany surplus notes is payable at maturity and interest is payable semi-annually.

17.  Securities Lending and Concentration of Credit Risk:

Securities Lending Risk: —

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a fair value of approximately $405.3 million and $351.8 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis; the collateral is increased or decreased in accordance with the Company’s agent agreement.

Concentration of Credit Risk: —

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 1.3%, respectively, of total cash and invested assets.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2003 are Consumer Goods of $1,698.1 million (20.0%).

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2002 are Consumer Goods of $1,444.8 million (18.3%), Non-Government Asset/Mortgage Backed securities of $1,031.9 million (13.0%) and Other Manufacturing of $848.0 million (10.8%).

The Company held below investment grade fixed maturity securities with a carrying value of $824.9 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $892.7 million.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

17.  Securities Lending and Concentration of Credit Risk: (continued)

The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)

Geographic Region

Mountain	$376.9	19.3%	$392.4	18.8%

Southeast	456.6	23.3	457.2	21.9

Midwest	382.5	19.6	367.8	17.7

West	344.8	17.6	367.1	17.6

Northeast	158.1	8.1	261.9	12.6

Southwest	237.6	12.1	238.0	11.4

Total	$1,956.5	100.0%	$2,084.4	100.0%

The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2003 are: California, $220.1 million (11.3%); Arizona, $206.3 million (10.5%); Texas, $179.0 million (9.2%); Virginia, $130.3 million (6.7%); Georgia, $111.5 million (5.7%); Washington, $96.1 million (4.9%); and, the District of Columbia, $93.2 million (4.8%).

As of December 31, 2003 and 2002, the real estate and mortgage loan portfolio was also diversified by property type as follows:

	2003		2002
	($ in millions)

Property Type

Office buildings	$845.6	43.2%	$924.2	44.3%

Agricultural	347.9	17.8	308.3	14.8

Hotel	267.3	13.7	274.3	13.2

Retail	143.7	7.3	142.9	6.9

Other	104.4	5.3	123.2	5.9

Industrial	163.5	8.4	188.2	9.0

Apartment buildings	84.1	4.3	123.3	5.9

Total	$1,956.5	100.0%	$2,084.4	100.0%

18.  Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $13.7 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately, $6.8 million of this charge was reflected in the income statement caption entitled “net realized gains/(losses) on investments” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “other operating costs and expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $4.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $3.0 million of which was recorded as realized gains and $1.0 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) In December 2002 the SEC and self-regulatory organizations (National Association of Securities Dealers, Inc. (“NASD”)) directed all broker-dealers, including the Company, to evaluate their procedures with respect to mutual fund sales charge breakpoints. The outcome of the Company’s evaluation, including any determination it made with respect to sales charges paid by its customers, did not have a material adverse effect on the Company’s results of operations, cash flows, or financial position.

(vi) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC and the NASD

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vii) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse affect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(viii) At December 31, 2003, the Company had commitments to fund the following: $96.4 million of equity partnership investments, $5.0 million private fixed maturity security with an interest rate of 5.7%, $3.2 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 5.25% to 6.35%, $132.7 million fixed and floating rate commercial mortgages with interest rates ranging from 3.67% to 8.0%.

(ix) The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases, which includes lease abandonment charges taken in connection with the Company’s reorganization activities (see Note 25), amounted to $25.6 million in 2003, $32.6 million in 2002, and $44.0 million in 2001. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.4 million for 2004, $27.1 million for 2005, $23.8 million for 2006, $22.1 million for 2007, $20.7 million for 2008, and $86.7 million for the years thereafter.

In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.9 million in 2004, $8.0 million in 2005, $8.2 million in 2006, $8.4 million for 2007 and $8.5 million for 2007. The Company has the option to renew the lease at the end of the lease term.

19.  Statutory Financial Information and Regulatory Risk-Based Capital:

The combined statutory net loss reported by the Company for the years ended December 31, 2003, 2002, and 2001 was $38.5 million, $83.5 million, and $30.2 million, respectively. The combined statutory surplus of the Company as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively. Each of MONY Life, MLOA and USFL exceeds the minimum risk based capital requirements imposed by their respective state of domicile.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block — Summary Financial Information:

Summarized financial information of the Closed Block as of and for the years ended December 31, 2003 and 2002 is presented below.

	December 31, 2003	December 31, 2002
	($ in millions)

Assets:

Fixed maturity securities:

Available-for-sale, at estimated fair value (amortized cost, $4,087.4 and $3,873.2)	$4,348.9	$4,160.9

Mortgage loans on real estate	593.6	633.6

Real estate	10.7	8.3

Other invested assets	9.8	0.9

Policy loans	1,078.0	1,119.0

Cash and cash equivalents	33.6	59.2

Premiums receivable	9.7	11.1

Deferred policy acquisition costs	368.8	430.5

Other assets	206.9	210.5

Total Closed Block assets	$6,660.0	$6,634.0

Liabilities:

Future policy benefits	$6,930.9	$6,901.4

Policyholders’ account balances	290.2	291.6

Other policyholders’ liabilities	140.9	159.1

Other liabilities	326.9	328.0

Total Closed Block liabilities	$7,688.9	$7,680.1

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$479.2	$509.1	$551.4

Net investment income	393.5	396.5	397.6

Net realized gains/(losses) on investments	12.2	(51.4)	6.0

Other income	1.9	2.2	2.4

Total revenues	886.8	856.4	957.4

Benefits and Expenses:

Benefits to policyholders	562.6	566.8	606.9

Interest credited to policyholders’ account balances	8.8	8.6	8.9

Amortization of deferred policy acquisition costs	45.2	49.1	59.4

Dividends to policyholders	220.7	185.5	233.1

Other operating costs and expenses	6.5	6.1	7.0

Total benefits and expenses	843.8	816.1	915.3

Contribution from the Closed Block	$43.0	$40.3	$42.1

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

The carrying value of fixed maturity securities in the Closed Block at December 31, 2003 and 2002 is net of “other than temporary impairment” adjustments of $56.4 million and $60.5 million, respectively.

At December 31, 2003 and 2002, there were $15.1 million and $0.6 million of fixed maturity securities in the Closed Block which have been non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, there were problem fixed maturity securities in the Closed Block of $129.9 million and $123.3 million, respectively. There were no potential problem or restructured fixed maturity securities at December 31, 2003 and 2002.

The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2003 are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$130.3	$134.0

Due after one year through five years	1,007.7	1,097.1

Due after five years through ten years	1,496.5	1,612.1

Due after ten years	1,054.1	1,083.1

Subtotal	3,688.6	3,926.3

Mortgage and asset-backed securities	398.8	422.6

	$4,087.4	$4,348.9

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Mortgage loans on real estate in the Closed Block at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial mortgage loans	$556.1	$599.4

Agricultural and other loans	44.8	42.7

Subtotal	600.9	642.1

Less: valuation allowances	(7.4)	(8.6)

Mortgage loans, net of valuation allowances	$593.5	$633.5

An analysis of the valuation allowances for the years ended December 31, 2003 and 2002 is as follows:

	2003	2002
	($ in millions)

Beginning balance	$8.6	$12.3

(Decrease)/increase in allowance	(1.2)	0.8

Reduction due to paydowns, payoffs, and writeoffs	—	(1.3)

Transfer to real estate — foreclosures	—	(3.2)

Valuation allowances	$7.4	$8.6

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 were as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$9.5	$47.4

Loans that do not have valuation allowances	14.2	73.2

Subtotal	23.7	120.6

Valuation allowances	(2.6)	(10.7)

Impaired mortgage loans, net of valuation allowances	$21.1	$109.9

For the years ended December 31, 2003 and 2002, the Closed Block recognized $1.8 million and $9.9 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were $0.0 million and $0.1 million, respectively, of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, the Closed Block had restructured mortgage loans of $4.7 million and $8.5 million, respectively. Interest income of $0.4 million and $0.6 million was recognized on such loans for the years ended December 31, 2003 and 2002, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.6 million and $1.0 million for the respective periods.

The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company’s statement of income and comprehensive income in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company’s statement of income and comprehensive income. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

21.  The Closed Block Business:

The Closed Block Business (“CBB”) is comprised of certain amounts within MONY Holdings and MONY Life. Within MONY Holdings, the CBB includes: (i) the Insured Notes, (ii) the capitalized costs of issuing the Insured Notes, (iii) the DSCA Sub-account CBB (see Note 22), (iv) the Swap, and (v) the Insurance Policy (see Note 1). Within MONY Life, the CBB includes: (i) the Closed Block discussed in Notes 3 and 20 and (ii) an amount of capital (hereafter referred to as “Surplus and Related Assets”) outside the Closed Block, but within MONY Life, that when aggregated with the assets and liabilities in the Closed Block results in an aggregate carrying value of assets in the CBB within MONY Life in excess of the carrying value of the liabilities in the CBB within MONY Life. The amount by which the assets in the CBB within MONY Life exceed the liabilities in the CBB within MONY Life represents a sufficient amount of capital based on regulatory standards to support the CBB within MONY Life. All business of MONY Holdings and its subsidiary, consolidated, other than the CBB is defined in the Insured Notes indenture as the Ongoing Business (“OB”). The determination of the amount of Surplus and Related Assets was based on Statutory Accounting Practices as required by the Insured Notes indenture. As the Closed Block’s results of operations emerge, an equal amount of the Surplus and Related Assets is intended to become available to the OB. The investment of the Surplus and Related Assets is restricted to permitted investments and subject to certain concentration limitations as outlined in the Insured Note indenture (see Note 1).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

The following tables set forth certain summarized financial information attributable to the OB and the CBB of MONY Holdings and its subsidiary, MONY Life, as of and for the years ended December 31, 2003 and 2002:

	As of December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,589.6	$5,806.7	$8,396.3

Fixed maturity securities, trading	78.3	—	78.3

Equity securities available-for-sale, at fair value	251.7	—	251.7

Mortgage loans on real restate	918.9	863.5	1,782.4

Real estate held for investment	163.4	10.7	174.1

Other invested assets	77.3	22.2	99.5

Policy loans	102.0	1,078.0	1,180.0

Debt service coverage account — OB	66.9	—	66.9

Debt service coverage account — CBB	—	7.5	7.5

Cash and cash equivalents	289.9	60.9	350.8

Accrued investment income	55.2	149.2	204.4

Amounts due from reinsurers	516.4	88.6	605.0

Deferred policy acquisition costs	956.6	368.8	1,325.4

Other assets	532.5	17.3	549.8

Separate account assets	4,854.9	—	4,854.9

Total assets	$11,453.6	$8,473.4	$19,927.0

Liabilities:

Future policy benefits	$1,110.6	$6,930.9	$8,041.5

Policyholders’ account balances	2,975.6	290.2	3,265.8

Other policyholders’ liabilities	127.0	140.9	267.9

Other liabilities	793.5	394.9	1,188.4

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,851.9	—	4,851.9

Total liabilities	$10,075.5	$8,056.9	$18,132.4

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2003.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	As of December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,248.4	$5,579.8	$7,828.2

Equity securities available-for-sale, at fair value	247.7	—	247.7

Mortgage loans on real restate	927.0	950.4	1,877.4

Real estate to be disposed of	26.8	—	26.8

Real estate held for investment	171.9	8.3	180.2

Other invested assets	82.9	14.4	97.3

Policy loans	93.5	1,119.0	1,212.5

Debt service coverage account — OB	64.7	—	64.7

Debt service coverage account — CBB	—	9.4	9.4

Cash and cash equivalents	128.7	95.0	223.7

Accrued investment income	54.3	149.7	204.0

Amounts due from reinsurers	602.5	92.7	695.2

Deferred policy acquisition costs	795.9	430.5	1,226.4

Other assets	526.1	17.7	543.8

Separate account assets	4,140.6	—	4,140.6

Total assets	$10,111.0	$8,466.9	$18,577.9

Liabilities:

Future policy benefits	$1,048.5	$6,901.4	$7,949.9

Policyholders’ account balances	2,488.1	291.6	2,779.7

Other policyholders’ liabilities	130.1	159.1	289.2

Other liabilities	761.5	421.2	1,182.7

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,137.6	—	4,137.6

Total liabilities	$8,782.7	$8,073.3	$16,856.0

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2002.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	For the Year Ended December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$226.0	$479.2	$705.2

Universal life and investment-type product policy fees	210.9	—	210.9

Net investment income	231.2	495.7	726.9

Net realized losses on investments	25.4	21.0	46.4

Other income	224.6	2.0	226.6

Total revenues	918.1	997.9	1,916.0

Benefits and Expenses:

Benefits to policyholders	278.9	562.6	841.5

Interest credited to policyholders’ account balances	130.6	8.8	139.4

Amortization of deferred policy acquisition cost	74.8	45.2	120.0

Dividends to policyholders	3.6	220.7	224.3

Other operating costs and expenses	424.6	115.7	540.3

Total benefits and expenses	912.5	953.0	1,865.5

Net income from continuing operations before income taxes	$5.6	$44.9	$50.5

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap (ii) the net contribution to income from the Surplus and Related Assets, and (iii) the results of operations from the Closed Block.

	For the Year Ended December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$181.3	$509.1	$690.4

Universal life and investment-type product policy fees	200.5	—	200.5

Net investment income	247.0	480.1	727.1

Net realized losses on investments	(76.8)	(74.2)	(151.0)

Group Pension Profits	82.3	—	82.3

Other income	167.0	2.3	169.3

Total revenues	801.3	917.3	1,718.6

Benefits and Expenses:

Benefits to policyholders	236.3	566.8	803.1

Interest credited to policyholders’ account balances	110.7	8.6	119.3

Amortization of deferred policy acquisition cost	107.0	49.1	156.1

Dividends to policyholders	2.5	185.5	188.0

Other operating costs and expenses	393.3	81.4	474.7

Total benefits and expenses	849.8	891.4	1,741.2

Net (loss)/income from continuing operations before income taxes	$(48.5)	$25.9	$(22.6)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap for the period from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, (ii) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, and (iii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

The statutory surplus of MONY Life as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively, of which $436.8 million and $409.8 million, respectively, was attributable to the OB and $490.0 million and $496.6 million, respectively, was attributable to the CBB. The statutory net gain from operations of MONY Life for the years ended December 31, 2003 and 2002 was $87.4 million and $154.6 million, respectively, of which $9.2 million and $59.3 million, respectively, was attributable to the OB and $78.2 million and $95.3 million, respectively, was attributable to the CBB. The net gain from operations attributable to the CBB includes: (i) the net contribution to income from the Surplus and Related Assets and (ii) the results of operations from the Closed Block.

22.  The Insured Notes:

Dividends from MONY Life are the principal source of cash inflow, which will enable MONY Holdings to meet its obligations under the Insured Notes. The ability of MONY Life to declare and pay MONY Holdings a dividend is governed by the Insurance Law of the State of New York. The Insurance Law of the State of New York permits a stock life insurance company to pay dividends each calendar year, without the prior approval of the superintendent of the insurance department, in an amount equal to the lesser of (a) ten percent of its “policyholders’ surplus” as of the end of the preceding calendar year or (b) the company’s “net gain from operations” for the preceding calendar year (not including realized capital gains), as determined in accordance with Statutory Accounting Practices prescribed or permitted by the Insurance Department of the State of New York (hereafter referred to as the “NY Dividend Statute”).

In addition, pursuant to the Note indenture, dividends to MONY Holdings from MONY Life are required to be allocated between the OB and the CBB. This allocation, while principally based on separately applying the NY Dividend Statute to the “policyholders’ surplus” and “net gain from operations” attributable to the OB and the CBB, is subject to certain adjustments described in the Note indenture. The amount of the dividend attributable to the CBB is required to be deposited in the DSCA — Subaccount CBB. As described in the Note indenture, the amount of the dividend deposited in the DSCA — Subaccount CBB will not generally be available for dividend to the MONY Group until all the obligations to pay principal, interest and other amounts on the Insured Notes are fully extinguished. Under limited circumstances, if the fair value of the DSCA exceeds amounts set forth in the Note indenture, such excess can become available earlier for dividend to the MONY Group. The amount of such dividend attributable to the OB will generally be available to MONY Holdings to pay dividends to the MONY Group. See Note 1 for additional information regarding the Insured Notes.

In 2003, MONY Life paid a dividend to MONY Holdings in the amount of $25.0 million, of which $13.8 million was retained by MONY Holdings in its DSCA Sub-account CBB and $11.2 million was paid by MONY Holdings in the form of a dividend to MONY Group. In 2002, MONY Life paid a dividend to MONY Holdings in the amount of $90.0 million, of which $15.6 million was retained by MONY Holdings in the DSCA Sub-account CBB and $74.4 million was paid by MONY Holdings in the form of a dividend to MONY Group.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation:

Stock Incentive Plans —

1998 Stock Incentive Plan and 2002 Stock Option Plan

In November 1998, upon approval of the New York Insurance Department, MONY Group adopted the 1998 Stock Incentive Plan (the “1998 SIP”) for employees of the Company and certain of its career financial professionals, as well as certain employees of other subsidiaries of the MONY Group. As a condition for its approval of the 1998 SIP, the New York Insurance Department restricted options under the plan to no more than five percent of the shares of MONY Group’s common stock outstanding as of the date of its initial public offering (2,361,908 shares). Options granted under the 1998 SIP may be Incentive Stock Options (“ISOs”) qualifying under Section 422(a) of the Internal Revenue Code or Non-Qualified Stock Options (“NQSOs”).

Pursuant to the 1998 SIP, options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant. In addition, one-third of each option granted pursuant to the 1998 SIP shall become exercisable on each of the first three anniversaries following the date such option is granted and will remain exercisable for a period not to exceed 10 years from the date of grant. As of December 31, 2003, options to acquire 2,404,138 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company under the 1998 SIP. Options to acquire 1,627,782 of these common shares remained outstanding as of December 31, 2003.

In May 2002, MONY Group’s shareholders approved the 2002 Stock Option Plan (the “2002 SOP”) and the allocation of 5,000,000 shares of MONY Group common stock for grants under that 2002 SOP Plan. Options granted under the plan may not be exercised, transferred or otherwise disposed of by the grantee prior to December 24, 2003, even if vested. Options granted under the 2002 SOP are NQSOs. Options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant, and vesting provisions are determined at the discretion of the MONY Group’s board of directors. As of December 31, 2003, options to acquire 1,881,425 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company and 1,881,425 of these options were outstanding under the 2002 SOP. All options granted through December 31, 2003 under the 2002 SOP vest one-third ratably on the December 31st after each of the first three anniversaries following the date such option was granted, and will remain exercisable for a period not to exceed 10 years from the date of grant.

A summary of the Company’s activity under these stock incentive plans for the years ended December 31, 2003, 2002 and 2001 is presented below:

	Number of Shares	Weighted Average Exercise Price

Outstanding, December 31, 2000	1,684,008	$31.34

Granted	327,093	$35.78

Exercised	(17,031)	$30.10

Forfeited, expired or cancelled	(71,749)	$33.80

Outstanding, December 31, 2001	1,922,321	$32.02

Granted	1,405,495	$35.77

Exercised	(33,114)	$30.85

Forfeited, expired or cancelled	(166,319)	$33.68

Outstanding, December 31, 2002	3,128,383	$33.60

Granted	836,025	$21.96

Exercised	(327,327)	$30.19

Forfeited, expired or cancelled	(127,874)	$33.17

Outstanding, December 31, 2003	3,509,207	$31.17

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation: (continued)

During 2003 there were 836,025 options granted with a weighted average exercise price of $21.96 and a weighted average fair value of $7.59.

As of December 31, 2003 there were 1,729,280 options exercisable, with exercise prices ranging from $27.06 to $44.25, and a weighted average remaining contractual life of 6.7 years.

At December 31, 2003 there were 3,509,207 options outstanding with exercise prices ranging from $20.90 to $44.25, and a weighted average remaining contractual life of approximately 7.7 years. Approximately 28.4% or 996,940 of the options outstanding at December 31, 2003 had an exercise price of $30.50. These options had a remaining contractual life of approximately 5.9 years.

At the effective date of the initial grants of options pursuant to the 1998 SIP, the Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the required pro forma disclosures of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted (see Note 4). Pursuant to the requirements of APB 25, the options granted by the Company under the 1998 SIP and the 2002 SOP to employees qualify as non-compensatory. Accordingly, the Company is not required to recognize any compensation expense with respect to such option grants. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. Accordingly, with respect to grants of options under both the SIP and the SOP to career financial professionals, the Company adopted the accounting provisions of SFAS 123. Pursuant to the guidance in SFAS 123 and related interpretations, vesting provisions attached to stock based compensation issued to non-employees constitute a performance based condition which requires variable plan accounting. Under variable plan accounting, the fair value of the option grant must be re-measured at the end of each accounting period, until the options are 100 percent vested. Accordingly, the compensation cost charged to expense during any particular accounting period represents the difference between the vested percentage of the fair value of the options at the end of the accounting period and the cumulative compensation cost charged to expense in prior periods. Compensation cost is determined based on the fair value of such options using a Black-Scholes option-pricing model. Such compensation cost is required to be recognized over the vesting period. The compensation expense related to options granted to career financial professionals varies with and primarily relates to the production of business and as such is recognized as DPAC and is amortized on a basis consistent with how earnings emerge from the underlying products that gave rise to such DPAC. The deferred expense amount relating to options granted to career financial professionals which were outstanding was $0.5 million and $0.0 million for the years ended December 31, 2003 and 2002, respectively.

Restricted Stock Plan —

In May 2001, MONY Group shareholders approved The MONY Group Inc. Restricted Stock Ownership Plan (the “Plan”). Pursuant to the terms of the Plan, management has the authority to grant up to 1,000,000 restricted shares of MONY Group common stock to eligible employees, as defined in the Plan, and to establish vesting and forfeiture conditions relating thereto. During 2002 and 2001, MONY Group granted 97,143 and 352,050 restricted shares, respectively, to certain members of management pursuant to the Plan. The 2002 and 2001 awards made under the Plan are conditioned on: (i) the expiration of a vesting period and (ii) an increase in the average per share price of MONY Group common stock above specified targets. In accordance with APB No. 25, compensation expense is recognized on the awards proportionally over the vesting period of the award provided that the condition with respect to the average price of MONY Group common stock is satisfied at the end of any period. In March 2003, MONY Group granted 334,050 restricted shares to certain members of management under the Plan. The 2003 awards made under the Plan are conditioned only on the expiration of a vesting period.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

24.  Goodwill and Other Intangible Assets

In accordance with the adoption of SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”) goodwill is periodically tested for impairment and is no longer amortized. The following tables set forth the impact of the adoption of SFAS 142 on the Company’s net income for the years ended December 31, 2003, 2002 and 2001. In addition, as required by SFAS 142, management tested the carrying value of the Company’s goodwill at December 31, 2003 and determined that no impairment exists.

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Reported net income/(loss)	$56.2	$(5.6)	$(34.0)

Add back: goodwill amortization	—	—	1.3

Adjusted net income/(loss)	$56.2	$(5.6)	$32.7

The goodwill amortization recorded for the year ended December 31, 2001 was included in the Protection Products and Other Products segments as follows:

For the Year Ended December 31, 2001
($ in millions)

Protection Products	$1.1

Other Products	0.2

Total	$1.3

The following table summarizes the significant components of goodwill, and the related amortization, by segment for the periods presented. Goodwill is reflected under the caption “other assets” in the Company’s balance sheet.

	2003		2002
	Protection Products Segment	Other Products Segment	Protection Products Segment	Other Products Segment
	($ in millions)

Beginning Balance	$17.9	$1.3	$17.9	$1.3

Amortization	—	—	—	—

Ending Balance	$17.9	$1.3	$17.9	$1.3

25.  Reorganization and Other Charges:

During 2003, the Company recorded charges aggregating $5.8 million as part of the Company’s continuing initiative to enhance operating efficiency and effectively allocate resources. These charges consisted of: (i) severance and related benefits of $1.1 million incurred in connection with the merger of MONY Asset Management, Inc.’s (“MAM”) operations into Boston Advisors, a subsidiary of The Advest Group, Inc., and the resulting termination of certain employees of MONY Life that provided professional services to MAM pursuant to a service agreement between MAM and MONY Life; (ii) losses from the abandonment of leased offices of $1.3 million; (iii) losses from the abandonment of leased space in the Company’s home office of $2.0 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $1.3 million; and (v) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.2 million. The severance actions were substantially completed during the fourth quarter of 2003. The reserves established for the abandonment of leased agency offices and leased space in the Company’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

During the fourth quarter of 2002 and 2001, the Company recorded reorganization and other charges aggregating approximately $7.2 million and $144.4 million, respectively, as part of the Company’s initiative to enhance operating efficiency, more effectively allocate resources and capital, and discontinue certain non-core operations. Of these charges, $7.2 million and $19.0 million, respectively, met the definition of “restructure charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)”. The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26, respectively, in the Company’s home office and career agency system, as well as losses from the abandonment of certain leased offices and equipment. The 2001 restructure charge consisted of severance and related benefits of $10.3 million resulting from headcount reductions of 117 and 240, in the Company’s home office and career agency system, respectively, and $8.7 million of other miscellaneous items. These actions were substantially completed in 2002. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $125.4 million, was unrelated to the Company’s restructure activities and consisted of: (i) impairments of certain invested assets and valuation related write -downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) the write-off of deferred sales charges in the Company’s mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company’s internet funds, (iii) write-downs of certain information technology assets, and (iv) other miscellaneous items.

The following tables summarize the components of the aforementioned charges recorded in 2003, 2002 and 2001, respectively. None of the charges referred to below as “Reorganization Charges” have been allocated to the Company’s operating segments, however, the charges in 2001 referred to as “Other Charges” have been allocated to the Company’s operating segments. All Reorganization Charges incurred in 2003, 2002 and 2001 are reported as reconciling items.

2003:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$1.1	$—	$1.1

Leased offices and equipment	2.5	—	2.5

Lease abandonment and other	2.2	—	2.2

Total Reorganization Charges before tax	$5.8	$—	$5.8

Total Reorganization Charges after tax	$3.8	$—	$3.8

(1)	All of the reorganization charges recorded in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

2002:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$6.1	$—	$6.1

Leased offices and equipment	1.1	—	1.1

Total Reorganization Charges before tax	$7.2	$—	$7.2

Total Reorganization Charges after tax	$4.7	$—	$4.7

(1)	All of the reorganization charges recorded in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges:

Severance benefits and incentive compensation	$22.8	$—	$22.8

Leased offices and equipment	8.7	—	8.7

Deferred policy acquisition costs	17.0	—	17.0

Other	8.3	—	8.3

Subtotal — Reorganization Charges	56.8	—	56.8

Other Charges:

Asset impairments and valuation related write-downs	29.9	20.1	50.0

Deferred sales charges	7.0	—	7.0

Information technology assets	9.4	—	9.4

Other	21.2	—	21.2

Subtotal — Other Charges	67.5	20.1	87.6

Total — Reorganization and Other Charges before tax	$124.3	$20.1	$144.4

Total — Reorganization and Other Charges after tax	$80.8	$13.1	$93.9

All charges referred to as Reorganization Charges included in the tables above, except $17.0 million related to DPAC in 2001 and $5.3 million related to investment expenses in 2001, are included in “other operating costs and expenses” in the Company’s 2001 consolidated statement of income and comprehensive income.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

The following table indicates the line items in the Company’s consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in.

	Protection	Accumulation	Other	Reconciling	Total
	($ in millions)

Premiums	$1.0	$—	$—	$—	$1.0

Net investment income	20.3	3.8	3.3	5.3	32.7

Group pension profit	2.5	—	—	—	2.5

Benefits to policyholders	1.8	3.9	—	—	5.7

Amortization of deferred policy acquisition costs	—	2.0	—	17.0	19.0

Other operating costs and expenses	17.6	10.3	1.0	34.5	63.4

Total Other Operating Charges	43.2	20.0	4.3	56.8	124.3

Net realized losses on investments	14.9	2.8	2.4	—	20.1

Total Reorganization and Other Charges	$58.1	$22.8	$6.7	$56.8	$144.4

Set forth below is certain information regarding the liability recorded in connection with the Company’s restructuring actions, as well as the changes therein during the year ended December 31, 2003. Such liability is reflected in “accounts payable and other liabilities” on the Company’s consolidated statement of financial position.

	December 31, 2002	Charges	Cash Payments	Change in Reserve Estimates	December 31, 2003
	($ in millions)

Restructuring Charges Liability:

Severance benefits	$7.8	$1.1	$(7.3)	$(0.7)	$0.9

Other restructure charges (1)	4.4	4.7	(5.5)	—	3.6

Total Restructuring Charges Liability	$12.2	$5.8	$(12.8)	$(0.7)	$4.5

(1)	Cash payments include in 2003 the non-cash write-off of $1.3 million in unused equipment in certain abandoned leased offices.

Appendix A

DEATH BENEFIT PERCENTAGE FOR

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Attained Age	Applicable Percentage

40 and Under	250%

41	243

42	236

43	229

44	222

45	215

46	209

47	203

48	197

49	191

50	185

51	178

52	171

53	164

54	157

55	150

56	146

57	142

58	138

59	134

60	130

61	128

62	126

63	124

64	122

65	120

66	119

67	118

68	117

69	116

70	115

71	113

72	111

73	109

74	107

75-90	105

91	104

92	103

93	102

94-100	101

A-1

Appendix B

MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

Issue Age	Factor Per $1,000

0-36	$0.06

37-50	0.07

51	0.08

52	0.08

53	0.09

54	0.09

55	0.10

56	0.10

57	0.10

58	0.11

59	0.11

60	0.11

61	0.11

62	0.11

63	0.11

64	0.11

65	0.11

66	0.11

67	0.12

68	0.13

69	0.13

70	0.13

71	0.13

72	0.13

73	0.14

74	0.14

75	0.14

76	0.14

77	0.15

78	0.16

79	0.16

80	0.17

81	0.19

82	0.21

83	0.22

84	0.24

85	0.26

B-1

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

RULE 484 UNDERTAKING

The Amended and Restated By-Laws of MONY Life Insurance Company (“MONY”) provide, in Article XV as follows:

Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the Business Corporation Law of the State of New York, the Board may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF

THE INVESTMENT COMPANY ACT OF 1940

The Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The Facing Sheet.

The Prospectus.

The undertaking to file reports.

The signatures.

Written consents of the following persons:

a. Arthur D. Woods, Esq.

b. Robert Levy, Esq.

c. PricewaterhouseCoopers LLP, Independent Accountants

1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

(1)	Resolution of the Board of Trustees of The Mutual Life Insurance Company of New York authorizing establishment of MONY Variable Account L. (3)

(2)	Not applicable.

(3)	(a) Underwriting Agreement between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc., and MONY Securities Corp. (4)

(b)	Specimen agreement between MONY Securities Corp. and registered representatives. (2)

(c)	Specimen commission schedule (Career Contract Schedule). (5)

(4)	Not applicable.

(5)	Form of policy and application form for flexible premium variable universal life insurance policy. (8)

(6)	Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company. (8)

(7)	Not applicable.

(8)	(a) Form of agreement to purchase shares. [Included with item (3)(a) above].

(b)	Investment Advisory Agreement between MONY Life Insurance Company of America and MONY Series Fund, Inc. (1)

(c)	Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America. (2).

(d)	Fund Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company. (9)

(e)	Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company (4)

(i)	Amended Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company (4)

(f)	Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company. (11)

(g)	Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund II and MONY Life Insurance Company. (11)

(h)	Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund III and MONY Life Insurance Company. (11)

(i)	Participation Agreement between Janus Aspen Series and MONY Life Insurance Company. (10)

(i)	Form of amendment dated September 1, 2003. (4)

(9)	Not applicable.

(10)	Application Form for Flexible Premium Variable Universal Life Insurance Policy. [Included with item (5) above]

(11)	Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries. (7)

2.	(a) Opinion and consent of Arthur D. Woods, Esq. (13)

(b)	Opinion and consent of Robert Levy, Esq. (13)

(c)	Opinion and consent of Pamela Duffy, Vice President, as to actuarial matters filed. (14)

3.	No financial statements have been omitted from the prospectus.

4.	Not applicable.

5.	Powers of Attorney.

(a)	Michael I. Roth, Director, Chairman of the Board and Chief Executive Officers (Principal Executive Officer) (12)

(b)	Samuel J. Foti, Director, President and Chief Operating Officer (12)

(c)	Kenneth M. Levine, Director and Executive Vice President (12)

(d)	Richard Daddario, Executive Vice President and Chief Financial Officer (12)

(e)	Tom H. Barrett, Director (12)

(f)	David L. Call, Director (12)

(g)	G. Robert Durham, Director (12)

(h)	Margaret M. Foran (4)

(i)	Robert Holland, Jr., Director (12)

(j)	James L. Johnson, Director (12)

(k)	Frederick W. Kanner, Director (12)

(l)	Robert R. Kiley, Director (12)

(m)	Jane C. Pfeiffer, Director (12)

(n)	Thomas C. Theobald, Director (12)

(o)	David M. Thomas, Director (12)

6.	Consent of PricewaterhouseCooopers LLP, Independent Accountants. (13)

(1)	Incorporated herein by reference to post-effective amendment no. 14 to registration statement on Form N1-A (File No. 2-95501) filed on February 27, 1998.

(2)	Incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

(3)	Incorporated herein by reference to pre-effective amendment no. 1 to registration statement on Form S-6 (File No. 33-37719) filed on December 17, 1990.

(4)	Incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 29, 2003.

(5)	Incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

(6)	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-01581) filed on March 8, 1996.

(7)	Incorporated herein by reference to post-effective amendment no. 12 to registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2001.

(8)	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-71417) filed on January 29, 1999.
(9)	Incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72259) filed on April 18, 2001.

(10)	Incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-4 (File No. 333-92320) filed on September 17, 2002.

(11)	Incorporated herein by reference to pre-effective amendment no. 2 to the registration statement on Form S-6 (File No. 333-40554) filed on October 11, 2002.

(12)	Incorporated herein by reference to post-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-40554) filed on March 3, 2003.

(13)	Filed herewith.

(14)	Incorporated herein by reference to post-effective amendment no. 9 to the registration statement on Form S-6 (File No. 333-71417) filed on April 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, MONY Variable Account L and MONY Life Insurance Company certify that they meet the requirements of the Securities Act for effectiveness of this Registration Statement and have duly caused Post-Effective Amendment No. 10 to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on this 14th day of May, 2004.

MONY Variable Account L (Registrant)

By:	*
Michael I. Roth, Director, Chairman of the Board, and Chief Executive Officer of MONY Life Insurance Company

MONY Life Insurance Company (Depositor)

By:	*
Michael I. Roth, Director, Chairman of the Board, and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 10 to this Registration Statement has been signed below by the following persons in the capacities indicated on May 14, 2004.

Signature	Title

* Michael I. Roth	Director, Chairman of the Board, and Chief Executive Officer

* Samuel J. Foti	Director, President, and Chief Operating Officer

* Kenneth M. Levine	Director, Executive Vice President and Chief Investment Officer

* Richard Daddario	Executive Vice President and Chief Financial Officer

* Tom H. Barrett	Director

* David L. Call	Director

Signature	Title

* G. Robert Durham	Director

* Margaret M. Foran	Director

* Robert Holland, Jr.	Director

* James L. Johnson	Director

* Frederick W. Kanner	Director

* Robert R. Kiley	Director

* Jane C. Pfeiffer	Director

* Thomas C. Theobald	Director

* David M. Thomas	Director

*By:	/s/ LEE M. SMITH
Lee M. Smith Attorney-In-Fact Pursuant to Power of Attorney

2

EXHIBIT INDEX

2.(a)	Opinion and consent of Arthur D. Woods, Esq.

2.(b)	Opinion and consent of Robert Levy, Esq.

6	Consent of PricewaterhouseCoopers LLP